                                                                    Exhibit 10.1

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

(Certain confidential portions of this Exhibit have been omitted, as indicated
            by a { * } in the text, and filed with the Commission.)



                               SERVICES AGREEMENT

                                 By and between

                        MORGAN STANLEY DEAN WITTER & CO.

                                       And

                   INTERNATIONAL BUSINESS MACHINES CORPORATION

                          Effective as of July 1, 1999

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

                               SERVICES AGREEMENT

This Services Agreement (the "Agreement"), effective as of July 1, 1999 (the "Effective Date"), is entered into by and between Morgan Stanley Dean Witter & Co., a Delaware corporation with a place of business located at 2500 Lake Cook Road, Riverwoods, Illinois 60015 ("MSDW"), and International Business Machines Corporation, a New York corporation with its principal place of business located at New Orchard Road, Armonk, New York 10504 ("IBM"). As used in the Agreement, "Party" means either MSDW or IBM, as appropriate, and "Parties" means MSDW and IBM. The Parties agree that the following terms and conditions shall apply to the services to be provided by IBM under the Agreement in consideration of certain payments to be made by MSDW.

1.       BACKGROUND AND CONSTRUCTION

         1.1.     Background.
                  ----------

                  This Agreement is being made and entered into with reference to the following:

                  (a) On November 30, 1992, MSDW (f/k/a Dean Witter Financial Services Group, Inc.) and IBM (f/k/a Advantis) entered into that certain Master Agreement for Systems Operations Services (the "1992 Agreement") whereby IBM agreed to provide MSDW with certain data networking services, data processing services and voice networking services to MSDW as consideration for MSDW's commitment to pay certain minimum annual payments to IBM.

                  (b) On March 13, 1997, MSDW (f/k/a Dean Witter, Discover & Co.) and IBM (f/k/a Advantis) entered into that certain Amended Agreement for Systems Operations Services (the "Previous Agreement" or the "1997 Agreement"), which amended and restated the Master Agreement for Systems Operations Services between MSDW and IBM. Under the Previous Agreement, as amended, IBM agreed to provide MSDW, MSDW's affiliates, and the clients of such entities certain data networking services, data processing services and voice networking services as consideration for MSDW's commitment to pay certain amounts to IBM.

                  (c) Prior to MSDW's divestiture of SPS Payment Systems, Inc. ("SPS"), SPS was an Affiliate of MSDW entitled to receive services provided by IBM under the Previous Agreement. As of the Effective Date, SPS is no longer an Affiliate of MSDW.

         1.2.     Construction.
                  ------------

                  (a) Terms other than those defined in the Agreement shall be given their plain English meaning, and those terms, acronyms and phrases known in the information technology services industry shall be interpreted in

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

                           accordance with their generally known meanings. Unless the context otherwise requires, words importing the singular include the plural and vice-versa.

                     (b) References to an "Article," "Section," or "Subsection" shall be references to the articles, sections, and subsections of this Services Agreement, unless otherwise specifically stated.

                     (c) The Article and Section headings in the Agreement are intended to be for reference purposes only and shall in no way be construed to modify or restrict any of the terms or provisions of the Agreement.

                     (d) The words "include," "includes," and "including" shall mean "include but are not limited to," "includes but is not limited to," and "including but not limited to," respectively.

        2.       DEFINITIONS

            2.1.     Certain Definitions.
                     -------------------

                     As used in the Agreement:

                     (a) "Affiliate" means, with respect to any entity, any other entity Controlling, Controlled by or under common Control with such entity.

                     (b) "Agreement" means this Services Agreement and the Schedules attached to this Services Agreement, which Schedules are hereby incorporated by this reference into this Services Agreement.

                     (c) "Annex" shall mean any of the annexes attached to an Attachment.

                     (d) "Applications Software" or "Applications" means those programs and programming (including the software code modules and routines, header files, supporting documentation, programmer and user interfaces and exits, media, on-line help facilities and tutorials) that perform specific user related data processing and telecommunications tasks and that are required for the provision of, or are otherwise used in conjunction with, the Services. { * }

                     (e) "Attachment" means any attachment attached to a Schedule, including any Annexes attached to such attachment which Annexes are hereby incorporated by reference into such attachment by this reference subject to Section 22.15.

                     (f)   { * }

                     (g)   { * }

                     (h) "Change Control Procedures" has the meaning set forth in Section 9.5(b).

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

                  (i) "Confidential Information" has the meaning set forth in Section 15.1.

                  (j) "Contract Year" means any twelve (12) month period commencing on the Effective Date or any anniversary thereof.

                  (k) "Control" and its derivatives mean with regard to any entity { * } the legal, beneficial, or equitable ownership, directly or indirectly, of greater than fifty percent (50%) of the capital stock (or other ownership interest, if not a corporation) of such entity ordinarily having voting rights{ * }.

                  (l) "Data Network Services" means collectively (i) those services, functions and responsibilities described in
                           Article 3 of Schedule A to the Agreement, and (ii) those services, functions and responsibilities described in Article 4 of Schedule A to the Agreement to the extent applicable to those services, functions and responsibilities described in such Article 3, as such services, functions and responsibilities described in (i) and (ii) may evolve during the Term and be supplemented and enhanced as provided by the Agreement.

                  (m)      { * }

                  (n) "Effective Date" has the meaning set forth in the preamble to this Services Agreement.

                  (o) "Equipment" means the computer and telecommunications equipment owned or leased by MSDW or IBM (or in the case of either Party, by an Affiliate of such Party{ * }) that are necessary or used to provide the Services. Equipment includes the following:
                           (i) computer equipment and associated attachments, features, accessories, peripheral devices, and other equipment, (ii) telecommunications equipment, including private branch exchanges, multiplexers, modems, hubs, bridges, routers, and other telecommunications equipment; and (iii) related services (e.g., maintenance and support services, upgrades, subscription services) provided by third parties (e.g., vendor, manufacturer, lessor) in the same contract covering the provision of such Equipment. { * }

                  (p)      "Extraordinary Event" has the meaning set forth in
                           Section 10.5.

                  (q) "Force Majeure Event" shall have the meaning set forth in Section 19.3(a).

                  (r)      "Former Affiliate" has the meaning set forth in
                           Section 3.2(b).

                  (s) "IBM" has the meaning set forth in the preamble to this Services Agreement.

                  (t)      { * }

                  (u) "IBM Confidential Information" has the meaning set forth in Section 15.1(c).

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

                 (v) "IBM Equipment" means Equipment that is owned or leased by IBM or any of IBM's Affiliates { * }.

                 (w) "IBM Facility" means any operating location or office of IBM, any IBM Affiliate { * } of either of such entities, from which Services are provided.

                 (x) "IBM Personnel" means { * } employees of IBM or its Affiliates, including any temporary-duty personnel, that perform any of the Services { * }.

                 (y) "IBM Project Executive" has the meaning set forth in Subsection 5.1 (c).

                 (z) "IBM Software" means Software used by IBM in providing the Services that is owned by IBM or any IBM Affiliates. { * }

                           The Parties will negotiate in good faith to reach written agreement, within { * } after the date Amendment Six to this Agreement is signed, on the { * } for the purpose of { * } and { * }.

                 (aa) "International Agreements" shall have the meaning set forth in Schedule N of the Agreement.

                 (bb) "IPSS Services" mean collectively (i) those services, functions and responsibilities described in Article 2 of Schedule A to the Agreement, and (ii) those services, functions and responsibilities described in
                           Article 4 of Schedule A to the Agreement to the extent applicable to those services, functions and responsibilities described in such Article 2, as such services, functions and responsibilities described in
                           (i) and (ii) may evolve during the Term and be supplemented and enhanced as provided by the Agreement.

                 (cc)      { * }

                 (dd) "Key IBM Positions" means the positions set forth as such in Schedule D.

                 (ee) "Losses" means all losses, liabilities, damages and claims, and all related costs and expenses (including reasonable legal fees and disbursements and costs of investigation, litigation, settlement, judgment, interest and penalties).

                 (ff) "Minimum Annual Revenue Commitment" shall have the meaning set forth in Schedule C.

                 (gg)      { * }

                 (hh) "Monthly Performance Report" has the meaning set forth in Section 9.2.

                 (ii) "MSDW" has the meaning set forth in the preamble to this Services Agreement.

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

          (jj) "MSDW Business Unit" means any of the Affiliates of MSDW from time to time and includes, with respect to any particular MSDW Affiliate, any entity permitted to receive Services from IBM pursuant to the Agreement. As of the Effective Date, the MSDW Business Units include: Novus Financial Corporation ("Novus Financial"), Discover Financial Services, Inc. ("Discover"), Dean Witter Reynolds Inc. (also known as Private Client Group) ("DWR", or Individual Investor Group ("IIG"), formerly known as "Private Client Group" or "PCG"), and Morgan Stanley & Co. ("Morgan Stanley").

          (kk) "MSDW Confidential Information" has the meaning set forth in Subsection 15.1(b).

          (ll) "MSDW Contract Executive" has the meaning set forth in Subsection 11.1(a).

          (mm) "MSDW Data" means { * } all information provided to IBM{ * } by or on behalf of any recipient of the Services (as described in Section 3.2) that is entered into, or transmitted by or through, Software or Equipment{ * }. MSDW Data does not include Software.

          (nn) "MSDW Equipment" shall mean Equipment that is owned or leased by MSDW or any of MSDW's Affiliates. As of the Effective Date, MSDW Equipment includes that Equipment set forth as such in Schedule J.

          (oo) "MSDW Facility" means any operating location or office of MSDW or MSDW's Affiliates for which access to IBM Personnel is necessary for such personnel to provide the Services.

          (pp) "MSDW Software" means Software owned by MSDW or any MSDW Affiliate (whether or not created by MSDW or an MSDW Affiliate) that is used to provide the Services. { * }

          (qq) "New Services Amendment" or "NSA" shall mean an amendment to this Agreement in which IBM agrees to provide New Services to MSDW pursuant to pricing and terms set forth in such NSA. Each NSA shall be incorporated by reference into this Agreement and subject to the order of precedence set forth in Section 22.15. A form NSA is set forth in Schedule I.

          (rr) "Out-of-Pocket Expenses" means reasonable and actual out-of-pocket expenses incurred by IBM for equipment, materials, supplies, or other services{ * }.

          (ss) "Party" and "Parties" have the meaning set forth in the preamble to this Services Agreement.

          (tt)  "Performance Standard" has the meaning given in Section 8.1(a).

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

          (uu) "Previous Agreement" has the meaning set forth in Subsection 1.1(b). "Previous Agreement" shall include all Special Services Amendments executed under the Previous Agreement.

          (vv)   "Procedures Manual" has the meaning set forth in Section 9.4.

          (ww) "Required Consents" means any consents, approvals and authorizations from third parties necessary to permit a Party to access Equipment or Software as provided by the Agreement.

          (xx) "Schedule" means any schedule attached to this Services Agreement, including any Attachments attached to such schedule which Attachments are hereby incorporated into such schedule by this reference subject to Section 22.15.

          (yy) "Services Agreement" means this Services Agreement between MSDW and IBM.

          (zz)   "Services" has the meaning set forth in Section 3.1(a).

          (aaa) "Software" means programs and programming (including the software code modules and routines, header files, supporting documentation, { * } media, on-line help facilities and tutorials), including all Applications Software, Systems Software, middleware, application code, system code, and/or components of any of the foregoing, and { * } and { * } used or incorporated therein.

          (bbb) "Source Code" shall mean the source code form of software, including source code listings as then commented, system and program flowcharts, and such other components, programs and documents necessary to fully utilize, modify and maintain such software, including all necessary support routines, all of which, where applicable, shall be on media able to be read and processed.

          (ccc)  "SPS" has the meaning set forth in Section 1.1(c).

          (ddd) "SSA" means any of those Special Services Amendments being continued from the Previous Agreement; SSAs are as set forth in Schedule H.

          (eee) "Systems Software" means those programs and programming (including the software code modules and routines, header files, supporting documentation, { * } media, on-line help facilities and tutorials) that perform tasks basic to the functioning of Equipment and that are required to operate the Applications Software or otherwise support the provision of the Services. Systems Software includes operating systems, utilities, job scheduling, security, online terminal environments, and file management subsystems. { * }

          (fff)  "Technology Plan" has the meaning set forth in Section 9.7.

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

          (ggg)  "Term" has the meaning specified in Section 4.

          (hhh) "Termination/Expiration Assistance" has the meaning set forth in Subsection 21.5(a).

          (iii) "Third Party Applications Software" means Third Party Software that is Applications Software.

          (jjj) "Third Party Software" means { * } Software that is provided under license to IBM or MSDW (or in the case of either Party, to an Affiliate of such Party{ * }) by a third party, and shall include any ongoing services (e.g., maintenance and support services, upgrades, subscription services) provided by third parties (e.g., { * } vendor, manufacturer, lessor) in (or in support of) the same license covering such Software. { * }

          (kkk) "Third Party Systems Software" means Third Party Software that is Systems Software.

          (lll)  { * }

          (mmm) "Voice Services" shall have the meaning set forth in Section 3.1(a)(ii) of the Agreement.

          (nnn)  { * }

          (ooo) "Advantis" means the entity f/k/a Advantis Corporation, f/k/a Advantis, a New York general partnership.

          (ppp)  { * }

          (qqq) "{ * }" means the agreement entitled "{ * }" between { * } and { * }, executed on even date with Amendment 6 to this Agreement.

          (rrr) "{ * } Software" means Software owned by { * } or any { * } Affiliate that is used to provide the Data Network Services as an Authorized Subcontractor. { * } Software shall include Software that is:

                 (i)    { * }

                 (ii)   { * }

                 (iii)  { * }

                 { * } Software shall not include { * } or any { * }.

          (sss) "Financial Transaction Services" means routing of credit, debit, smart, ATM, affinity, gift, stored-value transactions and other similar monetary and associated transactions (whether or not they involve a tangible card), by the financial services businesses of MSDW and the MSDW Affiliates, including handling of (i) authorization and other similar transactions, (ii)

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

                 batch  or real-time monetary and associated settlement files,
                 (iii) associated terminal software downloads, and (iv) associated processing. Although the Parties acknowledge that { * } are { * } described above, it is the intent of the Parties that the Financial Transaction Services not include capabilities commonly considered to be { * }; accordingly, the Financial Transaction Services do not include { * }.

          (ttt)  { * }

          (uuu) "{ * } Software" means: (A) all Software and individual components thereof referred to as the { * }, regardless of the platform on which the { * } Software runs (including the { * }, etc.), which Software was created prior to the execution date of the { * } by MSDW and any Affiliate of MSDW and the IBM { * } Parties; and (B) any Derivatives of the foregoing created prior to the execution date of the { * }. Notwithstanding anything to the contrary contained in this Agreement, the term "{ * } Software" does not include: { * }

          (vvv) "{ * } System" means each instance of executable Software code of the { * } and/or { * } managed by IBM and/or { * } for production use to provide the Data Network Services to MSDW, together with the hardware systems on which such Software runs, and any other Software running on such systems. { * } System also includes IBM and { * } test and development systems used by IBM and/or { * } for { * } or { * }.

          (www)  "IBM { * } Parties" means { * }, any Affiliate of { * }, any {
                 * } (whether or not acting in its capacity as an { * }), any Affiliate of { * }, any Affiliate of { * }, or any other third party under contract with { * }.

          (xxx) "{ * }" means any { * } now or subsequently owned by, or assigned or licensed exclusively to, { * } for { * } related to the { * } or the{ * } included in the Data Network Services or predecessor data network services provided by the IBM { * } Parties under this Agreement, the 1997 Agreement, and/or the 1992 Agreement, provided that the { * } were or are { * } at any time prior to the expiration or termination of the Data Network Services.

          (yyy) "{ * }" means { * } of { * } (or predecessor IBM { * } Parties) in the { * } relating to the { * }, which { * } has been or will be { * } by MSDW during the term of this Agreement, the Previous Agreement and the 1992 Agreement, and any extensions thereof, in the normal course of utilizing the Data Network Services. Although the Parties acknowledge that { * } are { * } functionality described above, it is the intent of the Parties that the { * } not include { * } capabilities commonly considered to be { * }; accordingly, the { * } does not include { * }.

          (zzz) "{ * } Software" means: (i) all Software and individual components thereof referred to as the { * }, a multi-purpose {
                 * } that is capable of providing or supporting the use of a { * }, regardless of the platform on

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

                 which the { * } Software runs (including the { * }, etc.), which such Software was created prior to and after the execution date of the { * } by MSDW, any Affiliate of MSDW and any IBM { * } Party, and (ii) any Derivatives of the foregoing created prior to and after the execution date of the { * }. The term { * } Software includes the { * }. Notwithstanding anything to the contrary contained in this Agreement or the { * }, the term "{ * } Software" does not include the { * } Software.

          (aaaa) "{ * } Software" means all Software and individual components thereof, created prior to and after the execution date of the {
                 * } by or for MSDW and any Affiliate of MSDW (other than by { * }, unless otherwise expressly agreed to in writing by { * } and MSDW after such execution date), and any Derivatives of the foregoing which are independently created prior to and after the execution date of the { * } by or for MSDW and any Affiliate of MSDW (other than by { * }, unless otherwise expressly agreed to in writing by { * } and MSDW after such execution date), regardless of the platform on which the { * } Software runs, that perform the { * }. { * } Software does not include Software that originated as { * } Software and/or { * } Software.

          (bbbb) "{ * }" means all Software and individual components referred to as the { * }.

          (cccc) "{ * }" means those software code modules of the { * } Software called { * } the Source Code of which was disclosed to MSDW on or about November 12, 1999, and any Derivatives thereof, but excluding any such Derivatives which are independently created by or for MSDW or an Affiliate of MSDW (other than by { * }) after the execution date of the { * }.

          (dddd) "Designees" means designees of MSDW and MSDW Affiliates for the sole purposes of providing development, maintenance or operations services on behalf of, and providing Financial Transaction Services to, MSDW and the MSDW Affiliates.

     2.2. Other Terms.
          -----------

          Other terms used in the Agreement are defined in the context in which they are used and shall have the meanings there indicated.

3.   SERVICES

     3.1. Provision of Services.
          ---------------------

          (a) Commencing on the Effective Date, IBM shall provide the following services and perform the following functions and responsibilities (such services, functions and responsibilities set forth in this Subsection (a) collectively the "Services"):

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

              (i) the services, functions and responsibilities described in the Agreement, as such services, functions and responsibilities may evolve during the Term and be supplemented and enhanced as provided by the Agreement;

              (ii)  the services, functions and responsibilities described in exhibit 3 of the Previous Agreement (such services, functions and responsibilities the "Voice Services");

              (iii) the services, functions and responsibilities set forth in the International Agreements;

              (iv) the services, functions and responsibilities described in the SSAs, notwithstanding the termination of the Previous Agreement pursuant to Section 4.4;

              (v) the services, functions and responsibilities not described in Subsections (i), (ii), (iii) and (vi) of this Subsection
                    (a) but which were previously performed by IBM under the Previous Agreement, excluding (A) those services, functions and responsibilities described in any Special Services Amendment under the Previous Agreement that is not being continued under this Agreement, and (B) those services, functions and responsibilities which the Agreement expressly states will be assumed by MSDW; and

              (vi)  { * }

          (b) { * }

     3.2. Recipients of the Services.
          --------------------------

          (a) As of the Effective Date, IBM shall provide the Services to (i) MSDW, (ii) MSDW's Affiliates{ * }. For purposes of the Agreement, Services provided to the entities referenced in this Section shall be deemed to be Services provided to MSDW. Notwithstanding the foregoing, MSDW shall have the right to specify, in its absolute and sole discretion, which of the entities described in this Section shall receive the Services.

          (b) In the event that MSDW relinquishes Control of an MSDW Affiliate after the Effective Date such that the entity is no longer an MSDW Affiliate (such entity a "Former Affiliate"), then upon MSDW's request, IBM shall continue to provide the Services to such Former Affiliate after the date such entity becomes a Former Affiliate for a period of time requested by MSDW, which shall not exceed
              { * }; provided, however, that the Former Affiliate agrees in writing to abide by the terms and conditions of the Agreement. MSDW shall (i) remain the single point-of-contact with IBM with respect to those Service provided to a Former Affiliate, (ii) remain obligated to perform its payment obligations under the Agreement with respect to those Services provided to a Former Affiliate, and (iii)

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

               reimburse IBM for { * }. For purposes of the Agreement, Services provided to a Former Affiliate shall be deemed to be Services provided to MSDW.

     3.3. { * }

     3.4. Refresh.
          -------

          (a)  IBM shall refresh Equipment and Software as follows:

               (i) IBM shall maintain Software (other than (A) MSDW Software that is Applications Software, (B) Third Party Applications Software licensed by MSDW or an MSDW Affiliate, and (C) Systems Software for which MSDW has maintenance responsibility as indicated in Schedule E) { * }. MSDW will use commercially reasonable efforts to eliminate the use of multiple Software other than MSDW Software that is Applications Software and Third Party Applications Software licensed by MSDW or an MSDW Affiliate.

               (ii) { * }

          (b)  { * }

     3.5. { * } [2 pages]

     3.6. { * }

4. Term

     4.1. Term.

          The term of the Agreement shall begin on the Effective Date and shall expire on June 30, 2005, unless terminated (in whole or in part) earlier or extended in accordance with the Agreement (the "Term").

     4.2. Renewal.
          -------

          In the event that MSDW provides IBM with notice at least { * } prior to the expiration of the Term that MSDW desires to renew the Agreement, IBM shall provide to MSDW, within { * } after such notice, a written proposal setting forth the pricing and any changes to the other terms and conditions set forth in the Agreement that IBM proposes to govern a renewal of the Agreement.

     4.3. Extension.
          ---------

          Upon giving written notice to IBM no less than { * } prior to the then-existing expiration date of the Agreement (including in the event that MSDW and IBM fail to agree in writing upon the terms and conditions applicable to renewal of the

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

          Agreement pursuant to Section 4.2), MSDW shall have the right to extend the Term for up to { * } on the terms and conditions then in effect. { * }

     4.4. Termination of Previous Agreement.
          ---------------------------------

          (a) Subject to Subsection (b) of this Section, as of the Effective Date, the Previous Agreement shall be terminated at no charge to MSDW. The rights and responsibilities of the Parties from and after the Effective Date shall be defined solely by the Agreement; the rights and responsibilities of the Parties prior to the Effective Date shall, except to the extent provided in Subsections 7.2(e), 7.2(g) and Section 7.9 (all as amended), be defined solely by the Previous Agreement. Termination of the Previous Agreement shall in no way be deemed to reinstate the 1992 Agreement or any rights or obligations thereunder.

          (b) Notwithstanding termination of the Previous Agreement pursuant to Subsection (a) of this Section, with respect to exhibit 3 of the Previous Agreement and any SSAs as defined by the Agreement:

               (i) the Voice Services and corresponding pricing described in such exhibit 3, and such SSAs, shall be incorporated by reference into the Agreement, subject to the order of precedence set forth in Section 22.15, and shall remain in full force and effect;

               (ii) any references to the Previous Agreement in such exhibit 3 or SSAs shall be deemed references to the Agreement; and

               (iii) MSDW's payment of charges pursuant to such SSAs shall apply toward MSDW's satisfaction of the Minimum Annual Revenue Commitment described in Schedule C.

5. IBM PERSONNEL

     5.1. Key IBM Positions.
          -----------------

          (a)  { * }

          (b) { * } Before assigning an individual to a Key IBM Position, whether as an initial assignment or a subsequent assignment, IBM shall notify MSDW of the proposed assignment{ * } and shall provide MSDW with a resume and other information about the individual reasonably requested by MSDW. If MSDW in good faith objects to the proposed assignment, the Parties shall attempt to resolve MSDW's concerns on a mutually agreeable basis. { * }

          (c) IBM shall, in accordance with Subsection (b) above, designate an individual to (i) serve as the single point of accountability for IBM for the Services, (ii) have the authority to act for and bind IBM in matters relating

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

               to the Agreement, and (iii) have day-to-day authority for undertaking to ensure customer satisfaction (such individual the "IBM Project Executive"). The IBM Project Executive shall be one of the Key IBM Positions. { * }

          (d) The personnel approved as of the Effective Date to fill the Key IBM Positions are listed in Schedule D. { * }

     5.2. Qualifications and Replacement of IBM Personnel.
          -----------------------------------------------

          (a) IBM shall assign an adequate number of personnel to perform the Services. The personnel IBM assigns to perform the Services shall be properly educated, skilled, trained and qualified for the Services they are to perform.

          (b) In the event that MSDW determines in good faith that the continued assignment to the MSDW account of one of the IBM Personnel is not in the best interests of MSDW, then MSDW shall give IBM written notice to that effect. After receipt of such notice, IBM shall have a reasonable period of time in which to investigate the matters stated in such notice, discuss its findings with MSDW and resolve any problems with such person.
               { * }

     5.3. { * }

6. EQUIPMENT AND FACILITIES

     6.1. MSDW Equipment.
          --------------

          (a) During the Term and subject to the Parties having obtained any necessary Required Consents pursuant to Subsection (b) of this Section, MSDW grants to IBM for the sole purpose of performing the Services, access to MSDW Equipment to the extent that such access is necessary to provide the Services; provided, however, that with respect to MSDW Equipment leased by MSDW, such grant of access by MSDW shall be limited to the extent MSDW has the rights to provide such access to IBM. IBM shall have management, operational, support and administrative responsibility for MSDW Equipment during the Term (i) as and to the extent that IBM requires such Equipment to provide the Services, and (ii) with respect to leased MSDW Equipment, to the same extent as if IBM were the lessee of such Equipment (exclusive of financial obligations). With respect to leased MSDW Equipment, IBM shall comply with the duties imposed on MSDW under the leases for such Equipment. As between MSDW and IBM, the MSDW Equipment will remain the property of MSDW. MSDW Equipment is provided to IBM on an "as is, where is" basis, with no warranties whatsoever.

          (b) MSDW authorizes IBM to administer, and pay amounts pertaining to the MSDW Equipment leases, licenses for Third Party Software licensed by

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

               MSDW or an MSDW Affiliate, and third-party service contracts set forth in Schedule M for which IBM shall be financially responsible. MSDW shall not terminate, extend or amend such leases, licenses and contracts without the prior written approval of IBM. MSDW agrees to promptly notify all appropriate third parties of such authorization to the extent necessary and appropriate. IBM may, in its sole discretion, terminate, cancel, substitute or change such leases, licenses and contracts; provided, however that (i) IBM shall be solely responsible for any additional charges resulting from such termination, cancellation, substitution or change, and (ii) IBM continues to perform the Services as required by the Agreement.

     6.2. Other Equipment.
          ---------------

          Except for MSDW Equipment,

          (a) IBM will provide all additional or replacement Equipment, including upgrades, as necessary to provide the Services in accordance with the Agreement;

          (b) IBM shall have financial responsibility for acquisition, lease, and ownership costs for Equipment, including current and future Equipment, upgrades, enhancements, and growth and technology refreshments in accordance with this Agreement;

          (c) IBM shall have financial responsibility for all costs and expenses related to operational support, including installation, support, Equipment maintenance, disaster recovery of the Equipment, Performance Standards, and moves, adds and changes, except as otherwise agreed upon by MSDW in writing; and

          (d) IBM shall be administratively and operationally responsible for the Equipment used to provide the Services, including provisioning, staging, configuring, installing, operating, maintaining, upgrading, and enhancing the Equipment, all as set forth in more detail in Schedule A of the Agreement.

          IBM's costs of performing the obligations set forth in this Section will be recovered by IBM through the charges set forth in the Agreement.

     6.3. MSDW Facilities.
          ---------------

          (a)  MSDW Obligations.
               ----------------

               (i) MSDW will provide IBM with access to the MSDW Facilities to the extent and for so long as such access is reasonably necessary for IBM to perform the Services.

               (ii) With respect to office space, MSDW shall provide to IBM the office space provided by MSDW to IBM immediately prior to the

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

                    Effective Date under the Previous Agreement in the condition and configuration that exists as of the Effective Date, except that such office space will be equitable adjusted to reflect any adjustment in the scope of Services either (A) relative to the scope of Services provided under the Previous Agreement, or (B) occurring after the Effective Date. With respect to such office space, MSDW shall provide adequate furniture and office supplies. With respect to the personnel that may occupy such office space, MSDW shall provide office support services, parking privileges and cafeteria services similar to that offered to similarly-situated MSDW employees.

              (iii) MSDW will inform IBM of any relocation of an MSDW Facility that MSDW is contemplating or has made a final decision to make (if such relocation could reasonably be expected to impact IBM's performance of the Services) so that IBM will have a reasonable amount of time to prepare for and implement such relocation as it impacts IBM, with MSDW reimbursing IBM for IBM's Out-of-Pocket Expenses reasonably incurred for the relocation of IBM Personnel stationed on-site at such facility.

              (iv) The MSDW Facilities shall be made available to IBM on an "as is, where is" basis. Unless otherwise expressly stated in the Agreement, IBM will be responsible for providing any other materials and support it requires in order to provide the Services.

          (b) IBM Obligations.
              ---------------

              (i) IBM shall use the MSDW Facilities for the sole and exclusive purpose of providing the Services, except as otherwise approved by MSDW in writing (including as approved by MSDW pursuant to any node license agreements), which approval may be withheld at MSDW's sole discretion. The use of such facilities by IBM shall not constitute a leasehold interest in favor of IBM, IBM Personnel or IBM customers.

              (ii) IBM shall use the MSDW Facilities in a reasonably efficient manner. { * } IBM shall be responsible for any damage to the MSDW Facilities resulting from the abuse, misuse, neglect or gross negligence of IBM, its employees and subcontractors or other failure to comply with its obligations respecting the MSDW Facilities.

              (iii) IBM, its employees and agents shall keep the MSDW
                    Facilities in good order, not commit or permit waste or damage to such facilities, not use such facilities for any unlawful purpose or act, and comply with MSDW's standard policies and procedures regarding access to and use of such facilities (including procedures for the physical security of the MSDW Facilities) that are (A) made available to IBM, and { * }.

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

               (iv) IBM shall permit MSDW and its agents and representatives to enter into those portions of the MSDW Facilities occupied by IBM Personnel at any time to perform facilities-related services.

               (v) IBM shall not make any improvements or changes involving structural, mechanical or electrical alterations to the MSDW Facilities without MSDW's prior written approval. Any improvements to the MSDW Facilities will become the property of MSDW.

               (vi) When the MSDW Facilities are no longer required for
                    performance of the Services, IBM shall return such facilities to MSDW in substantially the same condition as when IBM began use of such facilities, subject to reasonable wear and tear.

7.   { * }

          7.1. { * } [1 page]

          7.2. { * } [5 pages]

          7.3. { * } [3 pages]

          7.4. { * }

          7.5. { * }

          7.6. { * }

          7.7. Export.
               ------

               The Parties acknowledge that certain Software and technical data to be provided under the Agreement and certain transactions under the Agreement may be subject to export controls under the laws and regulations of the United States and other countries. Neither Party shall export or re-export any such terms or any direct product thereof or undertake any transaction in violation of any such laws or regulations. To the extent within IBM's control, IBM shall be responsible for, and shall coordinate and oversee, compliance with such export laws in respect of such terms exported under the Agreement.

          7.8. Required Consents.
               -----------------

               (a) MSDW, with the cooperation of IBM, shall obtain any Required Consents necessary to grant the licenses described in this
                    Article 7 { * }. MSDW shall pay such fees (such as transfer or upgrade fees) as may be required to obtain such Required Consents.

               (b) IBM, with the cooperation of MSDW, shall obtain any Required Consents necessary to grant the licenses described in this
                    Article 7 for Software other than the Software described in Subsection (a) of this Section. IBM

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

                    shall pay such fees (such as transfer or upgrade fees) as may be required to obtain such Required Consents.

               (c) If a Required Consent is not obtained, then, unless and until such Required Consent is obtained, the Parties shall cooperate with each other in achieving a reasonable alternative arrangement for MSDW to continue to process its work with minimum interference to its business operations.

               (d) MSDW shall be responsible for any claim arising prior to the Effective Date from the failure to obtain consents or approvals required before the Effective Date for the licensing or transfer to IBM under the Previous Agreement of the right to use or access:

                    (i) equipment that was owned or leased by MSDW before the Effective Date and for which MSDW, rather than IBM, retained financial and administrative responsibility under the Previous Agreement; or

                    (ii) software and programs that were owned or licensed by
                         MSDW before the Effective Date for which MSDW, rather than IBM, retained financial and administrative responsibility under the Previous Agreement.

          7.9. Additional Provisions Regarding { * } Software, { * } Software
               --------------------------------------------------------------
               and { * }.
               ---------

               (a) "Intellectual Property" or "Intellectual Property Rights" means all (i) copyrights and copyrightable works; (ii) letters patent, patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice), including, but not limited to, any reissues, continuations, continuations-in-part, divisionals, extensions or reexaminations thereof; (iii) applications, registrations and renewals of any of the foregoing; (iv) trade secrets; (v) know-how, including all processes, architecture, methodology, concepts and specifications used or incorporated therein; and (vi) other intellectual property or industrial property rights, throughout the world and arising or recognized under the laws of any nation or by virtue of any international or bilateral conventions, treaties or directives.

               (b) MSDW, on behalf of itself, its parents, subsidiaries, divisions, Affiliates, successors, and assigns (and, to the extent of its right to do so, on behalf of its and their respective shareholders, officers, directors, attorneys, employees, legal representatives, insurers, sureties, and agents) (individually and collectively referred to as "MSDW { * }"), hereby { * } IBM, its parents, subsidiaries, divisions, Affiliates, successors, and assigns, and its and their respective shareholders, officers, directors, attorneys, employees, legal representatives, insurers, sureties, and agents (individually and collectively referred to as "IBM { * }") { * } as of the execution date of Amendment 6 to this Agreement ("{ * }"), which are based on or arise out of or relate in any way to any of the following: (i)

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

                    any Intellectual Property Rights, contractual rights or other rights in or relating to any or all of the { * } Software, the { * } Software, the { * }, and any Software licensed to { * } pursuant to Section 2.9(h) of the { * };
                    (ii) { * } IBM { * } for { * } relating to any or all of the { * } Software, the { * } Software, the { * } and any Software licensed to { * } pursuant to Section 2.9(h) of the { * } arising under this Agreement or any other agreement between any MSDW { * } and any IBM { * }, or between any MSDW { * } and any IBM { * } Party; (iii) { * } in the letters to various IBM representatives from { * } of MSDW dated September 30, 1999, October 29, 1999, November 23, 1999, January 31, 2000, or August 10, 2000 (including the {
                    * } enclosed with the latter or any additional { * } the { * } Software, { * } Software, { * } or any Software licensed pursuant to Section 2(h) { * }); or (iv) { * } described in the presentation made by MSDW to { * } and IBM on March 5, 2001.

               (c) MSDW represents and warrants to IBM that (i) MSDW is not presently aware of any { * } that MSDW { * }, or { * } following the execution of Amendment 6 to this Agreement, {
                    * } MSDW's Intellectual Property Rights relating to the subject matter of this Agreement, including, but not limited to, (A) the Intellectual Property Rights being assigned or licensed by MSDW to { * } pursuant to the { * } or (B) MSDW's Intellectual Property Rights in the { * }; and (ii) MSDW presently has no plans to { * } following the execution of Amendment 6 to this Agreement for { * } MSDW's Intellectual Property Rights relating to the subject matter of this Agreement or to { * } regarding the Services for the purpose of { * } relating to MSDW's Intellectual Property Rights { * } IBM or any IBM { * } or IBM Affiliate.

               (d) IBM, on behalf of itself, its parents, subsidiaries, divisions, Affiliates, successors, and assigns (and, to the extent of its right to do so, on behalf of its and their respective shareholders, officers, directors, attorneys, employees, legal representatives, insurers, sureties, and agents) (individually and collectively referred to as "IBM {
                    * }"), hereby { * } MSDW, and its parents, subsidiaries, divisions, Affiliates, successors, and assigns, and its and their respective shareholders, officers, directors, attorneys, employees, legal representatives, insurers, sureties, and agents (individually and collectively referred to as "MSDW { * }") { * }: (i) any Intellectual Property Rights, contractual rights or other rights in or relating to any or all of the { * } Software, the { * } Software and the { * }; (ii) { * } relating to any or all of the { * } Software, the { * } Software and the { * } arising under this Agreement or any other agreement between any IBM { * } and any MSDW { * }, or between any IBM { * } Party and any MSDW { * }; or (iii) the agreement(s) pursuant to which IBM conveyed or purported to convey to { * } any right to the {
                    * } Software, the { * } Software, or the { * }.

               (e) IBM represents and warrants to MSDW that (i) IBM is not presently aware of any { * } that IBM { * }, or { * } following the execution of

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

                    Amendment 6 to this Agreement, { * } IBM's Intellectual Property Rights relating to the subject matter of this Agreement, including, but not limited to, (A) any such { * }, or (B) any such { * } the assignment and license to { * } effected by the { * } and (ii) IBM presently has no plans to { * } following the execution of Amendment 6 to this Agreement for { * } IBM's Intellectual Property Rights relating to the subject matter of this Agreement or to { * } regarding the Financial Transaction Services businesses of MSDW or the MSDW Affiliates for the purpose of { * } IBM's Intellectual Property Rights { * } MSDW or any MSDW { * } or MSDW Affiliate.

               (f) Each Party hereby covenants and agrees that it will not { * }, or in any way aid in the { * }, any of the { * } mentioned in (b) or (d) above { * }, respectively (collectively "{ * }"). This Agreement may be { * } and may be used as the basis for a { * }, or any private or public {
                    * } in breach hereof. In the event any { * } is found by a court of competent jurisdiction to have been { * }, the Party { * } shall be responsible for all { * }, including reasonable { * }, incurred by { * }in { * } same.

               (g) MSDW hereby covenants and agrees that after the execution date of Amendment 6 to this Agreement, MSDW will not knowingly: (i) directly access the { * } (other than { * }) without authorization from { * } or IBM (acting with the authorization of { * }), and (ii) reverse compile, reverse assemble or otherwise reverse engineer the { * } object code (other than { * } object code).

               (h) Each Party (including such Party's respective attorneys) agrees not to publicize or disclose to any third party (except { * }) the terms and conditions of { * }, any documents or correspondence pertaining to { * }, or the { * } (the "{ * }") or any documents or information related to the { * }, except with the prior written consent of the other Party or as required by law or as required to implement the terms of this Agreement.

               (i)  Notwithstanding the provisions of Subsection (h), this
                    Section 7.9 does not limit the ability of either Party to:

                    (i) communicate such information or documents to either Party's respective officers, directors, employees and agents that have a legitimate business reason to know, or to its attorneys, accountants and financial or other advisors; or

                    (ii) disclose the terms and conditions of the { * } or the {
                         * } to third parties that (A) have expressed a bona fide interest in consummating a significant financing, merger or acquisition transaction between such third parties and the disclosing Party, (B) have a reasonable ability (financial and otherwise) to consummate such transaction, and (C) have executed a nondisclosure agreement that (1) includes within its scope the terms and conditions of this Agreement, (2) limits distribution to those with a need to know in

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

                    connection with such transaction, and (3) allows use only in connection with such transaction. Each Party shall endeavor to delay the disclosure of the terms and conditions of this Agreement until the status of discussions concerning such transaction warrants such disclosure.

          (j) In addition to MSDW's confidentiality obligations under this Agreement, all such information, data, software code and modules, or the like disclosed by { * } either in writing or by oral presentation directly to MSDW after the execution date of the { * } and in furtherance of { * } of Data Network Services under this Agreement, shall be subject to treatment as Confidential Information under the { * } Agreement for Disclosure of Confidential Information executed on the same date as the { * } and referenced therein. Any Source Code of the { * } or { * } Software disclosed prior to the execution date of the { * } shall be held in confidence { * } by MSDW (and any employees, agents or Designees that are further recipients of such Confidential Information pursuant to the licenses and rights granted in the { * }) unless the same (i) is in the public domain at the time of its use or disclosure through no fault of MSDW; (ii) was lawfully in the possession of or demonstrably known to MSDW prior to its receipt from { * } or IBM; (iii) is independently developed by MSDW without use of or reference to the such Confidential Information; or (iv) becomes known by MSDW from a third party and, to MSDW's knowledge, is not subject to an obligation of confidentiality.

          (k) The Parties represent, warrant, agree, and acknowledge that they have executed this Agreement in reliance on their own { * } and after consultation with their respective counsel, and that no representations, warranties, or promises of any kind have been made directly or indirectly to induce either Party to execute this Agreement other than those which are expressly set forth herein.

          (l) Neither this Agreement, nor anything contained herein, nor any action taken by either Party in performance of their obligations hereunder shall be { * } or an { * } by any IBM or MSDW { * }.

          (m) The IBM { * } and the MSDW { * } hereby agree that each of the { * } identified in this Section 7.9 and not a party to this Agreement is { * }.

          (n) Nothing in this Section 7.9 shall be construed as { * } relating to any other aspects of its { * } under this Agreement.

    7.10. { * }

          (a) With respect to any Software (including the { * } Software) used by MSDW and the MSDW Affiliates for the purpose specified in Subsection (b) below, to the extent that the functionality of such Software is equivalent to the functionality of the { * } Software and { * } or the { * } functionality of the { * } included in, or available to MSDW as part of, the

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

                    Data Network Services provided by the IBM { * } Parties under this Agreement, the 1997 Agreement, and/or the 1992 Agreement, IBM hereby agrees { * } MSDW or the MSDW Affiliates and Designees any { * } solely to the extent to which such { * } the aforementioned Software (including the { * } Software) or such Software's use by MSDW and the MSDW Affiliates and Designees, and its and their successors and assigns as permitted under Section 22.1, solely for the purposes of Subsection (b) below. Although the Parties acknowledge that { * } are { * } functionality described above, it is the intent of the Parties that the foregoing
                    { * } by IBM not apply to capabilities commonly considered to be { * }; accordingly the foregoing { * } does not apply to { * }.

               (b) The rights and benefits granted in Subsection (a) above (i) are limited solely to use by MSDW and MSDW's Affiliates and Designees to provide { * } that use { * }, and not for any other purpose, (ii) shall survive any expiration or termination of this Agreement, and (iii) shall be transferable only as provided under Section 22.1.

               (c) Nothing in this Section 7.10 shall be in derogation of any patent rights granted by IBM pursuant to other provisions of this Agreement.

     8. PERFORMANCE STANDARDS

          8.1. General.
               -------

               { * }

               (a) At all times IBM's level of performance shall meet or exceed the quantitative and qualitative performance standards for certain of the Services ("Performance Standards") identified in Schedule B to the Agreement{ * }

               (b)  { * }

          8.2. Failure to Perform.
               ------------------

               (a) If IBM fails to meet any Performance Standard, IBM shall, at no additional charge to MSDW, (i) investigate and report on the causes of the problem; (ii) advise MSDW, as and to the extent reasonably requested by MSDW, of the status of remedial efforts being undertaken with respect to such problems{ * }.

               (b)  { * }

          8.3. Periodic Reviews.
               ----------------

               Within three (3) months after the expiration of the first Contract Year following the Effective Date and at least annually thereafter, MSDW and IBM shall review the Performance Standards pursuant to the process set forth in Article 5 of

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

               Schedule B and shall make adjustments to them as appropriate to reflect improved performance capabilities associated with advances in the technology and methods used to perform the Services. { * }

          8.4. Measurement and Monitoring Tools.
               --------------------------------

               IBM shall utilize the necessary measurement and monitoring tools and procedures required to monitor, measure and report IBM's performance of the Services against the applicable Performance Standards, including as set forth in Schedule B. Such measurement and monitoring shall permit reporting at a level of precision and detail sufficient to verify compliance with the Performance Standards, and shall be subject to audit by MSDW. For purposes of verification and at MSDW's request, IBM shall provide MSDW with information about and from such tools and procedures and, with IBM's participation, with access to such tools and procedures.

     9. PROJECT AND CONTRACT MANAGEMENT

          9.1. Steering Committee.
               ------------------

               The Parties shall form a steering committee to facilitate communication between them (the "Steering Committee"). The Steering Committee shall be composed of:

               (a)  the MSDW Contract Executive;

               (b) the chief information officer from each of the MSDW Business Units that are receiving Services;

               (c)  the IBM Project Executive;

               (d)  { * }

               (e)  { * }; and

               (f)  such other persons as may be mutually agreed by the Parties.

          9.2. Reports.
               -------

               Within ninety (90) days after the Effective Date, the Parties shall determine an appropriate set of periodic reports to be issued by IBM to MSDW. Such reports shall be issued at the frequency and contain the level of detail reasonably requested by MSDW. Unless otherwise requested by MSDW, such reports shall be no less comprehensive and be issued no less frequently than the reports provided by IBM prior to the Effective Date under the Previous Agreement. IBM shall provide MSDW with suggested formats for such reports, for MSDW's review and approval. As one such report, IBM shall provide a monthly performance report, which shall be delivered to MSDW within fifteen (15) days after the end of each calendar month (commencing with the calendar month following the calendar month that includes the Effective Date), describing IBM's

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

               performance of the Services in the preceding month (the "Monthly Performance Report"). Such report shall:

               (a) separately address IBM's performance in each area of the Services;

               (b) for each area of the Services, assess the degree to which IBM has attained or failed to attain the pertinent objectives in that area;

               (c) include a performance report for each MSDW Business Unit in no less detail than similar reports provided by IBM to the MSDW Business Units prior to the Effective Date, that at a minimum explains deviations from the Performance Standards, includes a plan for corrective action where appropriate
                    { * };

               (d) (describe the status of applications development projects (if any), problem resolution efforts, and other initiatives;

               (e) on a quarterly basis only, set forth a record of all material Equipment, Software, and IBM Personnel changes that pertain to the Services and describe planned changes during the upcoming quarter that may affect the Services;

               (f) set forth the utilization of resources for the month and report on utilization trends and statistics; and

               (g) include such documentation and other information as MSDW may reasonably request to verify compliance with the Agreement.

          9.3. Meetings.
               --------

               The  Parties shall participate in the following meetings:

               (a) working-level meetings, held no less frequently than similar meetings between the Parties before the Effective Date, between the Parties to review any technical, operational, administrative or related matters with respect to Schedule B, which may include matters with respect to performance, capacity, changes, problems, measurement of the Performance Standards, or any other matters agreed upon by the Parties;

               (b) a monthly meeting among operational personnel representing MSDW and IBM to discuss daily performance and planned or anticipated activities, changes that might adversely affect performance, and otherwise address, review, and discuss matters specific to MSDW;

               (c) a quarterly meeting with each MSDW Business Unit and their respective chief information officer to (i) review the Monthly Performance Reports for the quarter, (ii) review IBM's overall performance under the Agreement, (iii) review any managerial, contractual, financial, relationship or related matters with respect to Schedule B, (iv) review any proposal to

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

                    modify the Performance Standards made pursuant to Article 5 of Schedule B, (v) review progress on the resolution of issues, (vi) provide a strategic outlook for MSDW's information systems requirements, and (vii) discuss such other matters as appropriate;

               (d) a semi-annual meeting of Steering Committee to review relevant contract and performance issues; and

               (e) such other meetings between MSDW representatives and IBM Personnel reasonably requested by either Party as necessary to address performance of the Services.

               IBM shall prepare and circulate an agenda sufficiently in advance of each meeting to give participants an opportunity to prepare for the meeting. IBM shall incorporate into such agenda items that MSDW desires to discuss. At MSDW's request, IBM shall prepare and circulate minutes promptly after a meeting.

          9.4. Procedures Manual.
               -----------------

               (a) Within { * } after the Effective Date, IBM will deliver a draft procedures manual to MSDW, for its comments and review (the "Procedures Manual"). The Procedures Manual will describe how IBM shall perform and deliver the Services under the Agreement, the Equipment and Software being used, and the documentation (e.g., operations manuals, user guides, specifications) that provides further details of such activities. The Procedures Manual shall describe the activities IBM proposes to undertake in order to provide the Services, including those direction, supervision, monitoring, staffing, reporting, planning and oversight activities normally undertaken at facilities that provide services of the type IBM shall provide under the Agreement. The Procedures Manual shall also include descriptions of the acceptance testing and quality assurance procedures approved by MSDW, IBM's problem management and escalation procedures, and the other standards and procedures of IBM pertinent to MSDW's interaction with IBM in obtaining the Services. The Procedures Manual shall be suitable for use by MSDW to understand the Services.

               (b) Following MSDW's review of the draft Procedures Manual, IBM shall incorporate reasonable comments or suggestions of MSDW and shall finalize the Procedures Manual within { * } of the Effective Date. { * } IBM shall periodically update the Procedures Manual to reflect changes in the operations or procedures described therein. Updates of the Procedures Manual shall be provided to MSDW for review{ * }.

          9.5. Change Control.
               --------------

               (a) IBM shall comply with the following change control requirements:

                    (i)  { * }

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

                           (ii)     { * }

                           (iii) IBM shall move programs from development and test environments to production environments in a controlled and documented manner, so that no changes are introduced into the programs being moved to production environments during such activity.

                           (iv) IBM shall control all changes to MSDW's computing environment, including changes to programs, manual procedures, job control language statements, distribution parameters, or schedules.

                 (b) Within { * } after the Effective Date, IBM shall prepare and provide to MSDW change control procedures detailing how IBM will comply with the requirements set forth in Subsection (a) of this Section and otherwise control changes to the Services (such procedures the "Change Control Procedures"). The Change Control Procedures may not modify or change the scope of Services to be provided under, or any other terms or conditions of, the Agreement. The Change Control Procedures shall be provided to MSDW for review, comment and approval; and reasonable comments or suggestions of MSDW shall be incorporated into the Change Control Procedures. IBM shall perform the Services in accordance with the Change Control Procedures.

        9.6.     Use of Subcontractors.
                 ---------------------

                 (a)      { * }

                 (b) IBM may, in the ordinary course of business and without MSDW approval, subcontract for third party services or products where { * }. If MSDW expresses concerns to IBM about a subcontract covered by this Subsection 9.5(b), IBM shall discuss such concerns with MSDW and work in good faith to resolve MSDW's concerns on a mutually acceptable basis.

                 (c) IBM shall not insert in any subcontract any provision the effect of which would be to limit the ability of a subcontractor to contract directly with MSDW. { * }

                 (d) IBM shall remain responsible for obligations, services and functions performed by IBM Affiliates and { * } Subcontractors to the same extent as if such obligations, services and functions were performed by IBM employees and for purposes of the Agreement such work shall be deemed work performed by IBM. IBM shall be MSDW's sole point of contact regarding the Services, including with respect to payment. IBM shall not disclose MSDW Confidential Information to a subcontractor unless and until such subcontractor has agreed in writing to protect the confidentiality of such Confidential Information in a manner substantially equivalent to that required of IBM under the Agreement.

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

        9.7.      Annual Technology Plan.
                  ----------------------

                  The Parties shall jointly prepare an annual technology plan in accordance with the provisions of this Section (the "Technology Plan"). Preparation of the Technology Plan shall be under the overall direction and guidance of the Steering Committee. The Technology Plan shall address the information technology requirements of MSDW's activities. Each Technology Plan after the first shall review and assess the immediately preceding Technology Plan. The Technology Plan shall consist of a three-year plan and annual implementation plans as described below. { * }

                  (a)      Three-Year Plan.  The Technology Plan shall include a
                           ---------------
                           comprehensive assessment and strategic analysis of MSDW's then-current information technology systems and services for the next three (3) years, including an assessment of the appropriate direction for such systems and services, in light of MSDW's business priorities and strategies and competitive market forces (to the extent such business information is provided by MSDW to IBM). The plan shall consider growth requirements, IBM and MSDW initiatives that may materially affect either Party, re-assessment of skill and resource requirements, lessons learned from previous projects, operational issues, technical solutions, and any other issues that foster strategic planning and collaboration. The plan shall include specific technical or business information, such as the identification of proposed software and hardware strategies and direction, a cost projection, a cost/benefit analysis of any proposed changes, a description of the types of personnel skills and abilities needed to respond to recommended changes or upgrades in technology, a project plan and related schedule for developing and achieving the recommended elements, and references to appropriate information that supports service level requirements, exploits industry trends in production capabilities, and outlines potential price performance improvement opportunities, as applicable.

                  (b)      Annual Implementation Plan. As necessary to support
                           --------------------------
                           the overall objectives and directions of the Three-Year Plan described above, each annual implementation plan shall provide specific guidance as to the information services requirements, projects, and plans for the upcoming year, including details on operations, solutions and design and development activities, as applicable. The annual implementation plan shall include a summary review of IBM's performance of the Services in the year then concluding and shall make updates and revisions of the long-term plan as appropriate. An annual implementation plan shall be prepared for each Contract Year of the Agreement or as otherwise mutually agreed by the Parties.

                  (c)      Drafting Responsibility. IBM shall submit to MSDW a
                           -----------------------
                           draft of the Technology Plan for MSDW's review, which draft shall have been developed with input from key business users from MSDW. IBM shall submit the final Technology Plan within { * } of receiving MSDW's

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

                           comments on the draft, and the Parties shall mutually agree upon the final Technology Plan. The draft of the Technology Plan for the first Contract Year shall be provided by IBM within { * } of the Effective Date or as otherwise mutually agreed by the Parties. IBM shall recommend modifications to the Technology Plan as it deems appropriate and, subject to the mutual agreement of the Parties, shall revise the Technology Plan based upon MSDW's review on an annual basis or as otherwise mutually agreed by the Parties.

         9.8.     Quality Assurance and Improvement Programs.
                  ------------------------------------------

                  IBM, as part of its total quality management process, shall provide continuous quality assurance and quality improvement through: (a) the identification and application of proven techniques and tools from other installations within its operations { * } that would benefit MSDW either operationally or financially; and (ii) the implementation of concrete programs, practices and measures designed at a minimum to ensure that the Services are performed in accordance with the Agreement and to improve the Performance Standards. Such procedures shall include checkpoint reviews, testing, acceptance, and other procedures for MSDW to assure the quality of IBM's performance and shall be included in the Procedures Manual.

         9.9.     Productivity and Management Tools.
                  ---------------------------------

                  IBM shall utilize project management tools, including productivity aids and project management systems, as reasonably necessary to perform the Services. IBM shall use project management tools in all major projects and employ a regular reporting mechanism to identify project tasks, present current status reports, and identify potential bottlenecks and problems.

   10.   AUDITS

         10.1.    Audit Rights.
                  ------------

                  { * } IBM shall provide to MSDW, its auditors (including internal audit staff and external auditors), regulators and other representatives { * }, access upon reasonable prior notice { * } to any Equipment, Software, IBM Personnel, MSDW Facilities, IBM Facilities and to data and records relating to the Services for the purpose of performing audits and inspections { * } to:

                  (a)      verify the accuracy of charges and invoices;

                  (b) verify the integrity of MSDW Data and examine the systems that process, store, support and transmit that data; and

                  (c) examine IBM's performance of the Services including, to the extent applicable to the Services performed by IBM and to the charges under the Agreement, performing audits (i) of practices and procedures,
                           (ii) of Equipment and Software systems, (iii) of general controls and security

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

                           practices and procedures, (iv) of disaster recovery and back-up procedures, (v) of the efficiency of IBM in using resources for which MSDW is being charged, and (vi) any audit necessary to enable MSDW to meet applicable regulatory requirements.

                  IBM shall provide to such auditors, inspectors, regulators, and representatives such assistance as they reasonably require{ * }. IBM shall cooperate fully with MSDW or its Designees in connection with audit functions and with regard to examinations by regulatory authorities. MSDW's auditors and other representatives shall comply with IBM's reasonable security requirements. MSDW will make reasonable efforts to limit the number, scope and duration of such audits and otherwise attempt to minimize any disruption to IBM's business caused by such audits.

         10.2.    Audit Follow-up.
                  ---------------

                  (a) Following an audit or examination, MSDW shall conduct (in the case of an internal audit), or request its external auditors or examiners to conduct, an exit conference with IBM to obtain factual concurrence with issues identified in the review.

                  (b)      { * }

                  (c) IBM and MSDW shall meet to review each audit report promptly after the issuance thereof and to mutually agree upon the appropriate manner, if any, in which to respond to the changes suggested by the audit report. Notwithstanding the foregoing, in the event that an audit reveals that IBM is not complying with its obligations under the Agreement, IBM shall take action as is necessary to correct such non-compliance. MSDW and IBM agree to develop operating procedures for the sharing of audit and regulatory findings and reports relating to IBM's operating practices and procedures produced by auditors or regulators of either Party.

         10.3.    Records Retention.
                  -----------------

                  (a) Until the latest of (i) three (3) years after expiration or termination of the Agreement, (ii) the date that all pending matters relating to the Agreement (e.g., disputes) are closed, (iii) the date that retention of records is no longer required to meet MSDW's records retention policy as identified to IBM as such policy may be reasonably adjusted from time to time, or (iv) as otherwise required by law or regulation (the latest of such dates the "Retention Date"), IBM shall maintain and provide access upon request to the records, documents and other information required to meet MSDW's audit rights under the Agreement.

                  (b) After the Retention Date, IBM may destroy or otherwise dispose of such records, documents and other information required to meet MSDW's audit rights under the Agreement { * }.

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

   11.  MSDW RESPONSIBILITIES

          11.1.   Responsibilities.
                  ----------------

                  In addition to MSDW's responsibilities set forth elsewhere in the Agreement, MSDW shall be responsible for the following:

                  (a) MSDW shall designate two individuals to whom all IBM communications concerning the Agreement may be addressed (each such individual shall be deemed a "MSDW Contract Executive"). Each MSDW Contract Executive shall have the authority to act for and bind MSDW in matters relating to the Agreement.

                  (b) MSDW shall cooperate with IBM by, among other things, making available, as reasonably requested by IBM, data processing priorities, management decisions, information, approvals and acceptances so that IBM may accomplish its obligations and responsibilities under the Agreement. A MSDW Contract Executive, or his or her designee, will be the principal point of contact for obtaining such decisions, information, approvals and acceptances.

          11.2.   { * }

   12.  CHARGES

          12.1.   General.
                  -------

                  All charges for the Services are set forth in this Article 12, in Schedule C, in the SSAs, in the NSAs or in the International Agreements. MSDW shall not be required to pay IBM any amounts for the Services in addition to those to IBM under this Article 12 or Schedule C.

          12.2.   Incidental Expenses.
                  -------------------

                  IBM acknowledges that, except as may be otherwise provided in the Agreement, expenses that IBM expects to incur in performing the Services (including travel and lodging, document reproduction and shipping, and long-distance telephone) are included in IBM's charges and rates set forth in the Agreement. Accordingly, such IBM expenses are not separately reimbursable by MSDW unless, on a case-by-case basis for unusual expenses, MSDW has agreed in advance and in writing to reimburse IBM for the expense.

          12.3.   Taxes.
                  -----

                  The Parties' respective responsibilities for taxes arising under or in connection with the Agreement shall be as follows:

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

           (a) Each Party shall be responsible for any personal property taxes on property it owns or leases, for franchise and privilege taxes on its business, and for taxes based on its net income or gross receipts.

           (b) IBM shall be responsible for any sales, use, excise, value-added, services, consumption, and other taxes and duties payable by IBM{ * } on any goods or services that are used or consumed by such entities in providing the Services where the tax is imposed on the acquisition or use of such goods or services by such entities and the amount of tax is measured by the costs in acquiring such goods or services.

           (c) MSDW shall be responsible for any sales, use, excise, value-added, services, consumption or other tax that is assessed on the provision of the Services as a whole, or on any particular Service received by MSDW from IBM. If and to the extent any such tax is reduced or eliminated during the Term, IBM shall reduce or eliminate any charges for such taxes, as appropriate. In the event that any interest or penalty is assessed against MSDW with respect to any such tax, then IBM shall reimburse MSDW for such interest or penalty to the extent that such interest or penalty arises from IBM's failure to invoice MSDW for such tax or to remit amounts paid by MSDW to IBM for such tax.

           (d) In the event that a sales, use, excise, value added, services, consumption, or other tax is assessed on the provision of any of the Services, MSDW shall provide tax calculations at the Affiliate level based upon the benefit that each Affiliate receives within a tax jurisdiction. The benefit shall be determined by MSDW and provided to IBM so that the Parties can work together to segregate the payments under the Agreement into three (3) payment streams:

                 (i)   those for taxable Service;

                 (ii) those in which IBM functions namely as a payment agent for MSDW in receiving goods, supplies, or services (including leasing and licensing arrangements); and

                 (iii) those for other nontaxable Services.

           (e) The Parties agree to cooperate with each other to enable each to more accurately determine its own tax liability and to minimize such liability to the extent legally permissible. IBM shall provide MSDW with information that separately states, for each applicable tax jurisdiction, the amount of any taxes IBM is collecting from MSDW. Each Party shall provide and make available to the other any resale certificates, information regarding out-of-state or out-of-country sales or use of equipment, materials or services, and other exemption certificates or information reasonably requested by the other Party.

           (f)   { * }

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

     12.4. New Services.
           ------------

           In the event that MSDW requests IBM to perform functions that are materially different from, and in addition to, the Services, the Parties' obligations with respect to such functions shall be as follows:

           (a) To the extent that such additional functions require additional resources for which a pricing metric exists under the Agreement, the additional functions shall:

                 (i) subject to Subsection (e) of this Section, be priced in accordance with the pricing metric;

                 (ii) be documented pursuant to Subsection (f) of this Section, and

                 (iii) be considered "Services" and be subject to the provisions of the Agreement.

           (b) To the extent that such additional functions require additional resources for which a pricing metric does not exist under the Agreement, then prior to performing such additional functions:

                 (i) IBM shall provide to MSDW a project plan and shall, subject to Subsection (e) of this Section, quote MSDW a charge for such additional functions that takes into account { * }.

                 (ii) MSDW, upon receipt of such quote, may then elect to have IBM perform the additional functions. If MSDW elects to have IBM perform such additional functions, then

                       (A) the charges under the Agreement shall be adjusted, if and to the extent appropriate, to reflect such functions,

                       (B) such additional functions and adjustment of charges shall be documented pursuant to Subsection (f) of this Section; and

                       (C) such additional functions shall be deemed "Services" and shall be subject to the provisions of the Agreement.

           (c) MSDW may elect to solicit and receive bids from third parties to perform such additional functions. { * }

           (d)   The Parties anticipate that:

                 (i) the Services will evolve and be supplemented, modified, enhanced or replaced over time to keep pace with technological advancements and improvements in the methods of delivering services, and

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

                 (ii) Schedules E (Software) and J (Equipment) will be supplemented and modified over time to accurately reflect the Equipment and Software, respectively, used to provide the Services. { * }

           (e)   If MSDW's request for additional functions pursuant to this
                 Section includes a request for, or otherwise would cause, IBM to correspondingly reduce or eliminate Services it is providing, then such additional functions shall be considered "Replacement Services." { * }

           (f) If MSDW elects to have IBM perform additional functions pursuant to Subsections (a) or (b) of this Section, such additional functions (and the appropriate adjustment to the charges under this Agreement as determined pursuant to this
                 Section 12.4) shall be documented using the New Services Amendment form set forth in Schedule I; provided, however, that no such writing shall be effective unless signed by the MSDW Contract Executive. Such writing if effective shall constitute a New Services Amendment. MSDW's payment of charges under any New Services Amendment shall apply toward MSDW's satisfaction of the Minimum Annual Revenue Commitment.

     12.5. { * } [1 page]

     12.6. Cost of Living Adjustment.
           -------------------------

           (a) The Parties intend that commencing { * }, certain identified charges listed in Section 7.4 of Schedule C (such charges the "Identified Charges") will increase if inflation, measured from { * }, exceeds { * } per year, compounded annually. These Identified Charges include protection against inflation at a rate of { * } per year, compounded annually (such inflation protection included in the Identified Charges the "COLA Index"). The COLA Index for each calendar year of the Term is as follows:

                 ---------------------------------------------------------------

                                        Calendar Year
                 ---------------------------------------------------------------

                           1999   2000   2001   2002   2003   2004    2005
                 ---------------------------------------------------------------

                  COLA
                  Index    { * }  { * }  { * }  { * }  { * }  { * }   { * }
                 ---------------------------------------------------------------

                 MSDW agrees to pay IBM a Cost of Living Adjustment ("COLA") beginning { * } if actual cumulative inflation exceeds the COLA Index as set forth above. IBM and MSDW agree to use the Consumer Price Index, as published by the Bureau of Labor Statistics, U.S. Department of Labor, For All Urban Consumers, U.S. City Average, All Items, 1982-84-100 ("CPI-U") for purposes of calculating actual inflation. The COLA will be applied on a prospective basis, i.e., the Identified Charges payable by MSDW will be surcharged by the COLA Factor after { * } as determined below, if such COLA Factor is in excess of zero. The COLA Factor will

Services Agreement by and between MDSW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

                 be determined as soon as practicable after the end of each calendar year during the Term beginning with the calendar year { * }. If applicable, IBM will invoice MSDW for the COLA beginning with Services rendered on or after { * } in accordance with Article 13. The COLA Factor shall be calculated as follows:

                       COLA Factor = { * }, where:

                 (i)   Actual Inflation = { * };

                 (ii)  Protected Inflation = { * };

                 (iii) Prior Year's Protected Inflation = { * }; and

                 (iv)  Base Year Index = { * }.

           (b) In the event the Bureau of Labor Statistics stops publishing the CPI-U or substantially changes its content and format, IBM and MSDW will substitute another comparable index published at least annually by a mutually agreeable source. If the Bureau of Labor Statistics merely redefines the base year for the CPI-U from 1982-84 to another year, IBM and MSDW will continue to use the CPI-U, but will convert the COLA Index to the new base year by using an appropriate conversion formula.

    12.7.  { * }  [2 pages]

13. INVOICING AND PAYMENT
    ---------------------

    13.1.  Invoicing.
           ---------

           (a) IBM shall invoice MSDW for all amounts due under the Agreement on a monthly basis in accordance with the SSA referenced as "DWD 18" (as described in Schedule H). IBM shall separately invoice MSDW for the following as follows:

                 (i) IBM shall invoice MSDW for the Monthly Service Charge for a calendar month { * }, and

                 (ii) IBM shall invoice all other amounts due under the Agreement { * }.

                 IBM shall provide details as to charges as specified by MSDW. IBM shall include in each invoice the calculations utilized to establish the charges.

           (b) To the extent a credit may be due MSDW pursuant to the Agreement, IBM shall provide MSDW with an appropriate credit against amounts then due and owing. If no further payments are due to IBM, IBM shall pay such amounts to MSDW within thirty
                 (30) days.

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

           (c) IBM shall render invoices for each month's charges pursuant to Subsection (a) of this Section, showing such details as reasonably specified by MSDW including as necessary to satisfy MSDW's internal accounting and chargeback requirements (such as allocating charges among portions of the Service, locations, and business units). Such invoices shall separately state the amounts of any taxes IBM is collecting from MSDW.

     13.2. Payment Due.
           -----------

           (a)   Subject to the other provisions of this Article 13:

                 (i) invoices described in Section 13.1(a)(i) that are properly submitted to MSDW pursuant to the Agreement shall be due and payable by MSDW within seven (7) business days after receipt thereof; and

                 (ii) invoices described in Section 13.1(a)(ii) that are properly submitted to MSDW pursuant to the Agreement shall be due and payable by MSDW within twenty (20) calendar days after receipt thereof.

           (b) All amounts due and payable to IBM under this Article 13 shall be paid by electronic funds transfer to IBM from account(s) designated by MSDW.

           (c) In the event that any amounts due are not received by IBM within five (5) business days following the applicable due date set forth in Subsection (a), such amounts due shall be subject to a late fee equal to { * } of such amounts due per month accruing from the original due date set forth in Subsection (a) until the date MSDW pays such amount due.

     13.3. Accountability.
           --------------

           IBM shall maintain complete and accurate records of and supporting documentation for the amounts billable to and payments made by MSDW hereunder, in accordance with generally accepted accounting principles applied on a consistent basis. IBM agrees to provide MSDW with documentation and other information with respect to each invoice as may be reasonably requested by MSDW to verify accuracy and compliance with the provisions of the Agreement. MSDW and its authorized agents and representatives shall have access to such records for purposes of audit pursuant to Article 10 of the Agreement.

     13.4. Proration.
           ---------

           Periodic charges under the Agreement are to be computed on a calendar month basis, and shall be prorated for any partial calendar month.

     13.5. Set Off.
           -------

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

          With respect to any amount to be paid by MSDW under the Agreement, MSDW may set off against such amount any amount that IBM is obligated to pay MSDW under the Agreement.

    13.6. Disputed Charges.
          ----------------

          Subject to Section 13.5, MSDW shall pay undisputed charges when such payments are due under this Article 13. MSDW may withhold payment of any particular charge that MSDW disputes in good faith, subject to the following limitations:

          (a) For any monthly invoice, no more than { * } of the total amount invoiced to MSDW as set forth in such invoice may be withheld with respect to such invoice; and

          (b) No more than { * } may be withheld at any given time by MSDW. For each calendar year, such aggregate shall be calculated as { * }.

          If the dispute underlying the amount withheld from a particular invoice is not resolved within { * } after such amount is withheld by MSDW, { * }

14. SAFEGUARDING OF MSDW DATA

    14.1. Safeguarding MSDW Data.
          ----------------------

          IBM shall establish and maintain safeguards against the destruction, loss, or alteration of MSDW Data in the possession of IBM that are no less rigorous than those maintained by IBM on behalf of MSDW prior to the Effective Date, and shall be no less rigorous than those maintained by IBM for its own information of a similar nature. MSDW or, at MSDW's request, a third party vendor, shall have the right to establish backup security for data and to keep backup data and data files in its possession at MSDW's expense.

    14.2. Unauthorized Access.
          -------------------

          Without limiting the generality of Section 14.1 above:

          (a) IBM Personnel shall not attempt to access, or allow access to, any data, files or programs within the information systems environment to which they are not entitled under the Agreement. { * }

          (b) IBM shall institute { * } systems security measures with respect to the access and controls it affords to its employees, Affiliates and IBM Personnel (including the employees of such Affiliates and IBM Personnel) to guard against, identify and promptly terminate the unauthorized access, alteration or destruction of Software and MSDW Data. Such measures shall include the installation of Software that (i) requires all entities described in the preceding sentence to enter a user identification and password prior to gaining access to the information systems; (ii) controls

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Services Agreement by and between MSDW and IBM effective as of July 1, 1999
Amended and Restated as of December 21, 2001

               and tracks the addition and deletion of such entities; and (iii) controls access by such entities to areas and features of the systems.

15. CONFIDENTIALITY

    15.1. Confidential Information.
          ------------------------

          (a) IBM and MSDW each acknowledge that they may be furnished with, receive, or otherwise have access to information of or concerning the other Party which such Party considers to be confidential, proprietary, a trade secret or otherwise restricted. As used in the Agreement, "Confidential Information" shall mean { * }. The terms and conditions of the Agreement shall be deemed Confidential Information.

          (b) In the case of MSDW, Confidential Information also shall include { * }: (collectively, the "MSDW Confidential Information").

          (c) In the case of IBM, Confidential Information also shall include { * } (collectively, the "IBM Confidential Information").

    15.2. Obligations.
          -----------

          (a) Each Party's Confidential Information shall remain the property of that Party except as expressly provided otherwise by the other provisions of the Agreement. MSDW and IBM shall each use at least the same degree of care, but in any event no less than a reasonable degree of care, to prevent disclosing to third parties the Confidential Information of the other as it employs to avoid unauthorized disclosure, publication or dissemination of its own information of a similar nature; provided that a Party may disclose such information to entities performing services required hereunder where (i) use of such entity is authorized under the Agreement, (ii) such disclosure is necessary or otherwise naturally occurs in that entity's scope of responsibility, and (iii) the entity agrees in writing to assume the obligations described in this Article 15. Any disclosure to such entity shall be under the terms and conditions as provided in this Section.

          (b)  Neither Party may:

               (i) make any use of the Confidential Information of the other Party except as required to perform its obligations under the Agreement;

               (ii) possess or assert any lien or similar right against or to the Confidential Information of the other Party; or

               (iii) sell, assign, lease, or otherwise dispose of to third parties or commercially exploit the Confidential Information of the other Party.

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Services Agreement by and between MSDW and IBM effective as of July 1, 1999
Amended and Restated as of December 21, 2001

          (c) As requested by MSDW during the Term, upon expiration or any termination of the Agreement, or with respect to any particular MSDW Confidential Information, on such earlier date that the same shall be no longer required by IBM in order to render the Services, IBM shall either return in a form reasonably requested by MSDW or destroy, as MSDW may direct, all material (including all copies) in any medium that contains{ * } MSDW Confidential Information; provided, however, that IBM may retain one (1) copy of such information to the extent required to provide the Services, to comply with laws or regulations, or to establish IBM's rights under the Agreement.

          (d)  As requested by IBM

               (i) after { * } MSDW shall either return in a form reasonably requested by IBM or destroy, as IBM may direct, all material (including all copies) in any medium that contains{ * } IBM Confidential Information to the extent no longer required by MSDW for the receipt of any Services after such expiration or termination; or

               (ii) after the use of IBM Confidential Information by MSDW that constitutes a breach of MSDW's obligations described in Subsections (a) or (b) of this Section, MSDW shall either return in a form reasonably requested by IBM or destroy, as IBM may direct, all material (including all copies) in any medium that contains{ * } the IBM Confidential Information upon which such breach is based; provided, however, that in each case described in Subsections (i) and (ii) of this Subsection, MSDW may retain one (1) copy of such information to the extent required to perform its obligations under the Agreement, to comply with laws or regulations, or to establish MSDW's rights under the Agreement.

          (e) Each Party shall take reasonable steps to ensure that its employees comply with the terms and conditions of this Article 15.

15.3.    Exclusions.
         ----------

          (a) Section 15.2 shall not apply to any particular information which IBM or MSDW can demonstrate (i) was, at the time of disclosure to it, lawfully in the public domain; (ii) after disclosure to it, is published or otherwise lawfully becomes part of the public domain through no fault of the receiving Party; (iii) was in the possession of the receiving Party at the time of disclosure to it; (iv) was received after disclosure to it from a third party who had a lawful right to disclose such information to it without any obligation to restrict its further use or disclosure; or (v) was independently developed by the receiving Party without reference to Confidential Information of the furnishing Party. In addition, a Party shall not be considered to have breached its obligations by disclosing Confidential Information of the other Party as required to satisfy any legal requirement

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Services Agreement by and between MSDW and IBM effective as of July 1, 1999
Amended and Restated as of December 21, 2001

               of a competent government body provided that, immediately upon receiving any such request and to the extent that it may legally do so, such Party advises the other Party promptly and prior to making such disclosure, take action to assure confidential handling of the Confidential Information, or take such other action as its deems appropriate to protect the Confidential Information.

          (b) Either Party may disclose the terms and conditions of the Agreement to third parties that (i) have expressed bona fide interest in consummating a significant financing, merger or acquisition transaction between such third parties and the disclosing Party, (ii) have a reasonable ability (financial and otherwise) to consummate such transaction, and (iii) have executed a nondisclosure agreement that (A) includes within its scope the terms and conditions of the Agreement, (B) limits distribution to those with a need to know in connection with such transaction, and (C) allows use only in connection with the transaction. Each Party shall endeavor to delay the disclosure of the terms and conditions of the Agreement until the status of discussions concerning such transaction warrants such disclosure.

    15.4. Loss of Confidential Information.
          --------------------------------

          In the event of any unauthorized disclosure or loss of, or inability to account for, any Confidential Information of the furnishing Party by the Party to whom such information was disclosed, upon becoming aware of such event the receiving Party shall promptly, at its own expense (a) notify the furnishing Party in writing, (b) take such actions as reasonably requested by the furnishing Party, and (c) otherwise cooperate with the furnishing Party to minimize the adverse effects to the furnishing Party of such event and any damage resulting from such event.

    15.5. No Implied Rights.
          -----------------

          Nothing contained in this Article 15 shall be construed as obligating a Party to disclose its Confidential Information to the other Party, or as granting to or conferring on a Party, expressly or impliedly, any rights or license to the Confidential Information of the other Party.

    15.6. Survival.
          --------

          This Article 15 shall survive the expiration or termination of the Agreement for a period equal to { * }.

16. REPRESENTATIONS AND WARRANTIES
    ------------------------------

    16.1. Work Standards.
          --------------

          IBM represents and warrants that the Services will be executed in a workmanlike manner, in accordance with { * }.

    16.2. { * }.
          -----

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Services Agreement by and between MSDW and IBM effective as of July 1, 1999
Amended and Restated as of December 21, 2001

    16.3. { * }.
          -----

    16.4. { * }.
          -----

    16.5. Non-Infringement.
          ----------------

          Each Party represents and warrants that it will perform its responsibilities under the Agreement in a manner that does not infringe, or constitute an infringement or misappropriation of, any patent, copyright, trademark, trade secret or other intellectual proprietary rights of the other Party of any third party.

    16.6. Software Ownership or Use.
          -------------------------

          Subject to Section 7.8, each Party represents and warrants to the other that it is, or will be at the applicable time, either the owner of, or authorized to distribute, provide and use Software to the extent it is licensed or developed by such Party.

    16.7. Compliance With Laws and Regulations; Non-Contravention.
          -------------------------------------------------------

          (a) Each Party represents and warrants that it will perform its obligations in a manner that complies with applicable laws, regulations, ordinances and codes, including identifying and procuring required permits, certificates, approvals and inspections. If a charge of non-compliance with such laws, regulations, ordinances, or codes occurs, such Party will promptly notify the other Party of such charge in writing.

          (b) To the extent such matters relate to IBM's performance of the Services, MSDW will identify and make available to IBM interpretations of any laws applicable to MSDW and its industry.

          (c) Each Party represents and warrants that such Party's execution, delivery, and performance of the Agreement will not constitute
               (i) a violation of any judgment, order, or decree; (ii) a material default under any material contract by which it or any of its material assets are bound; or (iii) an event that would, with notice or lapse of time, or both, constitute such a default as described in (ii).

    16.8. Authorization.
          -------------

          Each Party represents and warrants that:

          (a) it has the requisite power and authority to enter into the Agreement and to carry out the transactions contemplated by the Agreement; and

          (b) the execution, delivery and performance of the Agreement and the consummation of the transactions contemplated by the Agreement have been duly authorized by the requisite action on the part of such Party.

    16.9. Inducements.
          -----------

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

           IBM represents and warrants to MSDW that it has not violated and will not violate any applicable laws or regulations or any MSDW policies of which IBM has been given notice regarding the offering of unlawful inducements in connection with the Agreement. { * }

    16.10. { * }.
           -----

    16.11. { * }.
           -----

    16.12. { * }


    16.13. Disclaimer.
           ----------

           EXCEPT AS PROVIDED IN THE AGREEMENT, THERE ARE NO OTHER EXPRESS WARRANTIES AND THERE ARE NO IMPLIED WARRANTIES, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

17. INSURANCE AND RISK OF LOSS

    17.1.  Insurance.
           ---------

           IBM shall during the Term have and maintain in force the following insurance coverages:

           (a) Worker's compensation insurance, including occupational illness or disease coverage, or other similar social insurance in accordance with the laws of the country, state, or territory exercising jurisdiction over the employee and employer's liability insurance with a minimum limit of { * };

           (b) Commercial general liability insurance, including products, completed operations liability and personal injury, contractual liability and broad form property damage liability coverage for damages to any property with a minimum combined single limit of { * };

           (c) Electronic data processing all-risk property insurance on equipment, data, media and valuable papers, including extra expense coverage, with a minimum limit adequate to cover such risks on a replacement costs basis;

           (d) Automotive liability insurance covering use of all owned, non-owned, and hired automobiles with a minimum combined single limit of { * } for bodily injury and property damage liability;

           (e)  Umbrella liability insurance with a minimum limit of { * }; and

           (f) Employee dishonesty and computer fraud coverage for loss arising out of or in connection with any fraudulent or dishonest acts committed by the employees of IBM, acting alone or in collusion with others, including the

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

               property and funds of others in their care, custody or control, in a minimum amount of { * }.

          The foregoing insurance coverages shall be primary and non-contributing with respect to any other insurance or self insurance which may be maintained by MSDW, and the insurance coverages described in Subsections (b), (d) and (e) of this Section shall be endorsed to MSDW as an additional insured to the extent of MSDW's insurable interest. IBM shall cause its insurers to issue certificates of insurance evidencing that the coverages and policy endorsements required under the Agreement are maintained in force and that not less than thirty (30) days written notice shall be given to MSDW prior to any modification, cancellation or non-renewal of the corresponding policies. The insurers selected by IBM shall have an A.M. Best rating of A- or better or Class 12 or better, or if such ratings are no longer available, with a comparable rating from a recognized insurance rating agency. IBM shall assure that Authorized Subcontractors, if any, maintain insurance coverages as specified in this Article 17 or are endorsed as additional insureds on all required IBM coverages.

    17.2. Risk of Loss.
          ------------

          Each party shall be responsible for risk of loss of and damage to, any Equipment, Software or other materials in its possession or under its control.

18. INDEMNITIES

    18.1. Indemnity by IBM.
          ----------------

          IBM agrees to indemnify, defend and hold harmless MSDW and its Affiliates and their respective officers, directors, employees, agents, successors, and assigns, from any and all Losses and threatened Losses incurred as a result of a third-party claim arising from, in connection with, or based on allegations of:

          (a) Any occurrences that IBM is required to insure against pursuant to Article 17, but only to the extent that IBM fails to provide such coverage and only to the extent of such coverage;

          (b) Any infringement of any patent, trademark, trade secret, copyright or other intellectual property rights, alleged to have occurred because of software, materials or other resources provided by IBM to MSDW, or based upon performance of the Services by IBM, except to the extent caused by the modification, misuse or improper combination with other products by MSDW or MSDW's Affiliates, not authorized by IBM, of such items; or

          (c) Any breach of an IBM obligation under Sections 6.1 or 7.3 of the Agreement to comply with applicable lease and license terms for MSDW Equipment or Third Party Software licensed by MSDW or an MSDW Affiliate.

    18.2. Indemnity by MSDW.
          -----------------

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

          MSDW agrees to indemnify, defend and hold harmless IBM and its Affiliates and their respective officers, directors, employees, agents, successors, and assigns, from any and all Losses and threatened Losses incurred as a result of a third-party claim arising from, in connection with, or based on allegations of:

          (a) MSDW's failure to pay rent or utilities at any location where MSDW is required to furnish space or utilities to IBM pursuant to the Agreement; or

          (b) Any infringement of any patent, trademark, trade secret, copyright or other intellectual property rights, alleged to have occurred because of software, materials or other resources provided by IBM to MSDW, or based upon MSDW's performance of its obligations under the Agreement, except to the extent caused by the modification, misuse or improper combination with other products by IBM, IBM's Affiliates or IBM Personnel, not authorized by MSDW, of such items.

    18.3. Additional Indemnities.
          ----------------------

          IBM and MSDW each agree to indemnify, defend and hold harmless the other, and its Affiliates, officers, directors, employees, agents, successors, and assigns, from any and all Losses and threatened Losses incurred as a result of a third-party claim arising from, in connection with, or based on allegations of:

          (a) the death or bodily injury of any agent, employee, customer, business invitee, or business visitor or other person caused by the tortuous conduct of the indemnitor (limited to Losses in proportion to the indemnitor's comparative fault);

          (b) the damage, loss or destruction of any real or tangible personal property caused by the tortuous conduct of the indemnitor (limited to Losses in proportion to the indemnitor's comparative fault);

          (c) an act or omission of the indemnitor in its capacity as an employer of a person;

          (d) a Party's breach of its obligations with respect to Confidential Information; or

          (e) the indemnitor's breach of any of the representations and warranties set forth in Sections 16.7(a) and 16.7(c) of the Agreement. { * }

    18.4. Indemnification Procedures.
          --------------------------

          With respect to third-party claims that are subject to indemnification pursuant to this Article 18, the following procedures shall apply:

          (a)  Notice. Promptly after receipt by any entity entitled to
               ------
               indemnification under Sections 18.1 through 18.3 of notice of the commencement or threatened commencement of any civil, criminal, administrative, or

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

               investigative action or proceeding involving a claim in respect of which the indemnitee will seek indemnification pursuant to any such Section, the indemnitee shall notify the indemnitor of such claim in writing. No failure to so notify an indemnitor shall relieve it of its obligations under the Agreement except to the extent that it can demonstrate damages attributable to such failure. Within fifteen (15) days following receipt of written notice from the indemnitee relating to any claim, but no later than ten (10) days before the date on which any response to a complaint or summons is due, the indemnitor shall notify the indemnitee in writing if the indemnitor elects to assume control of the defense and settlement of that claim (a "Notice of Election").

          (b)  Procedure Following Notice of Election. If the indemnitor
               --------------------------------------
               delivers a Notice of Election relating to any claim within the required notice period, the indemnitor shall be entitled to have sole control over the defense and settlement of such claim; provided that (i) the indemnitee shall be entitled to participate in the defense of such claim and to employ counsel at its own expense to assist in the handling so such claim, and (ii) the indemnitor shall obtain the prior written approval of the indemnitee before entering into any settlement of such claim or ceasing to defend against such claim. After the indemnitor has delivered a Notice of Election relating to any claim in accordance with the preceding paragraph, the indemnitor shall not be liable to the indemnitee for any legal expenses incurred by the indemnitee in connection with the defense of that claim. The indemnitee shall cooperate in all reasonable respects with the indemnitor and its attorneys in he investigation, trial and defense of such claim and any appeal arising therefrom. In addition, the indemnitor shall not be required to indemnify the indemnitee for any amount paid or payable by the indemnitee in the settlement of any claim for which the indemnitor has delivered a timely Notice of Election if such amount was agreed to without the written consent of the indemnitor.

          (c)  Procedure Where No Notice of Election Is Delivered. If the
               --------------------------------------------------
               indemnitor does not deliver a Notice of Election relating to any claim within the required notice period, the indemnitee shall have the right to defend the claim in such a manner as it may deem appropriate, at the cost and expense of the indemnitor. The indemnitor shall promptly reimburse the indemnitee for all such costs and expenses.

    18.5. Subrogation.
          -----------

          In the event that an indemnitor shall be obligated to indemnify an indemnitee pursuant to Sections 18.1 through 18.3, the indemnitor shall, upon payment of such indemnity in full, be subrogated to all rights of the indemnitee with respect to the claims to which such indemnification relates.

19. LIABILITY

    19.1. General Intent.
          --------------

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Services Agreement by and between MSDW and IBM effective as of July 1, 1999
Amended and Restated as of December 21, 2001

          Subject to the specific provisions of this Article 19, it is the intent of the Parties that each Party shall be liable to the other Party for any actual damages incurred by the non-breaching Party as a result of the breaching Party's failure to perform its obligations in the manner required by the Agreement.

    19.2. Liability Restrictions.
          ----------------------

          (a) SUBJECT TO SUBSECTION 19.2(c), IN NO EVENT, WHETHER IN CONTRACT OR IN TORT (INCLUDING BREACH OF WARRANTY, NEGLIGENCE, STRICT LIABILITY IN TORT AND WITH RESPECT TO MSDW's LIABILITY FOR FAILURE TO PAY AMOUNTS DUE UNDER THIS AGREEMENT), SHALL A PARTY BE LIABLE FOR INDIRECT OR CONSEQUENTIAL, EXEMPLARY, PUNITIVE OR SPECIAL DAMAGES EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES IN ADVANCE.

          (b) Subject to Subsection 19.2(c), each Party's total liability to the other, whether in contract or in tort (including breach of warranty, negligence, strict liability in tort and with respect to MSDW's liability for failure to pay amounts due under this Agreement) shall be limited in the aggregate, for all claims, causes of action and occurrences:

               (i)  except as provided in Paragraph (b)(ii),{ * }

               (ii) with respect to claims relating to any Discrete Service
                    Project, to an amount equal to { * } the particular Discrete Service Project that is the subject of the claim. The term "Discrete Service Project" means individual projects for { * } Services pursuant to { * } of the Agreement, under which IBM performs { * } Services and where IBM does not take { * } responsibility under the Agreement for the { * } to which such Services primarily relate.

          (c) The limitations set forth in Subsections { * } shall not apply with respect to: { * }

          (d) Each Party shall have a duty to mitigate damages for which the other Party is responsible.

    19.3. Force Majeure.
          -------------

          (a) No Party shall be liable for any default or delay in the performance of its obligations under the Agreement if and to the extent such default or delay is caused, directly or indirectly, by fire, flood, earthquake, elements of nature or acts of God, riots, civil disorders, rebellions or revolutions in any country, or any other cause beyond the reasonable control of such Party; provided, however, that the non-performing Party is without fault in causing such default or delay, and such default or delay could not have

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

                           been prevented by reasonable precautions and cannot reasonably be circumvented by the non-performing Party through the use of alternate sources, workaround plans or other means (including with respect to IBM by IBM meeting its obligations for performing disaster recovery Services as described in the Agreement) (any event for which a Party is not liable for default or delay in the performance of its obligations under this Subsection (a) a "Force Majeure Event").

                 (b) In the event of a Force Majeure Event, the non-performing Party shall be excused from further performance or observance of the obligation(s) so affected for as long as such circumstances prevail and such Party continues to use its commercially reasonable efforts to recommence performance or observance whenever and to whatever extent possible without delay. Any Party so delayed in its performance shall immediately notify the Party to whom performance is due by telephone (to be confirmed in writing within five (5) calendar days of the inception of such delay) and describe at a reasonable level of detail the circumstances causing such delay.

                 (c) If any Force Majeure Event substantially prevents, hinders, or delays performance of the Services necessary for the performance of MSDW functions reasonably identified by MSDW as critical for more than { * }, then at MSDW's option:

                           (i)      { * }

                           (ii) MSDW may terminate any portion of the Services so affected { * } and the charges payable under the Agreement shall be equitably adjusted to reflect those terminated Services; or

                           (iii) MSDW may terminate the Agreement { * } as of a date specified by MSDW in a written notice of termination to IBM; provided, however, that MSDW may not terminate the Agreement or any portion of the Services pursuant to Subsections (ii) or (iii) of this Subsection as long as IBM is performing those functions reasonably identified by MSDW as critical. If IBM is performing such functions following a Force Majeure Event, then upon sixty (60) calendar days' prior written notice to MSDW, IBM may cease performing such functions in which case MSDW may terminate the Agreement or any portion of the Services pursuant to Subsections (ii) or
                                    (iii) of this Subsection. MSDW and IBM will cooperate with each other to (A) identify a process for minimizing IBM's costs and expenses incurred by IBM as a result of any Force Majeure Event.

        20.  DISPUTE RESOLUTION

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Services Agreement by and between MSDW and IBM effective as of July 1, 1999
Amended and Restated as of December 21, 2001

         Any dispute between the Parties arising out of or relating to the Agreement, including with respect to the interpretation of any provision of the Agreement and with respect to the performance by IBM or MSDW, shall be resolved as provided in this Article 20.

         20.1.    Informal Dispute Resolution.
                  ---------------------------

                  Prior to the initiation of formal dispute resolution procedures, the Parties shall first attempt to resolve their dispute informally, as follows:

                  (a) Upon the written request of a Party, each Party shall appoint a designated representative who does not devote substantially all of his or her time to performance under the Agreement, whose task it will be to meet for the purpose of endeavoring to resolve such dispute.

                           (i) The designated representatives shall meet as often as the Parties reasonably deem necessary in order to gather and furnish to the other all information with respect to the matter in issue which the Parties believe to be appropriate and germane in connection with its resolution. The representatives shall discuss the problem and attempt to resolve the dispute without the necessity of any formal proceeding.

                           (ii) During the coarse of discussion, all reasonable requests made by one Party to another for nonprivileged information, reasonably related to the Agreement, shall be honored in order that each of the Parties may be fully advised of the other's position.

                           (iii) The specific format for the discussions shall be left to the discretion of the designated representatives.

                  (b) Formal proceedings for the resolution of a dispute pursuant to Section 20.2(a) may not be commenced until the earlier of:

                           (i) the designated representatives concluding in good faith that amicable resolution through continued negotiation of the matter does not appear likely; or

                           (ii) { * } after the initial written request to appoint a designated representative pursuant to Subsection 20.1(a) above (this period shall be deemed to run notwithstanding any claim that the process described in this Section was not followed or completed).

                  This Section shall not be construed to prevent a Party from instituting, and a Party is authorized to institute, formal proceedings earlier to avoid the expiration of any applicable limitations period, or to preserve a superior position with respect to other creditors, or as provided in Section 20.2(b) or Section 21.6.

         20.2.    Formal Dispute Resolution.
                  -------------------------

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

                  (a) If the Parties are unable to resolve any dispute as contemplated by Section 20.1, either Party may file an action to resolve any dispute, controversy or claim.

                  (b)      Immediate Injunctive Relief. The Parties agree that
                           ---------------------------
                           disputes, controversies or claims between them shall not be subject to Sections 20.1 where a Party makes a good faith determination that a breach of the terms of the Agreement by the other Party is such that a temporary restraining order or other injunctive relief is the only appropriate and adequate remedy. If a Party files a pleading with a court seeking immediate injunctive relief and this pleading is challenged by the other Party and the injunctive relief sought is not awarded in substantial part, the Party filing the pleading seeking immediate injunctive relief shall pay all of the costs and reasonable attorneys' fees of the Party successfully challenging the pleading.

                  (c)      Jurisdiction. The Parties consent to the
                           ------------
                           non-exclusive jurisdiction of competent { * } state courts or federal courts in the { * } for all litigation which may be brought with respect to the terms of, and the transactions and relationships contemplated by, the Agreement. The Parties further consent to the jurisdiction of any state court located within a district which encompasses assets of a Party against which a judgment has been rendered for the enforcement of such judgment or award against the assets of such Party.

         20.3.    Continued Performance.
                  ---------------------

                  Each Party agrees to continue performing its obligations under the Agreement while any dispute is being resolved except to the extent the issue in dispute precludes performance (dispute over payment shall not be deemed to preclude performance).

         20.4.    Governing Law.
                  -------------

                  The Agreement and performance under it shall be governed by and construed in accordance with the laws of State of { * } without regard to its choice of law principles.

         20.5.    Limitations Period.
                  ------------------

                  No Party may bring an action, regardless of form, arising out of the Agreement after the earlier to occur of:

                  (a) the expiration of the applicable statutory limitations period under applicable law; and

                  (b) { * } after the later of (i) the date the underlying cause of action arose or (ii) the date such cause of action was or should have been discovered by such Party.

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

21.  TERMINATION

        21.1.   Termination for Cause.
                ---------------------

                (a)    In the event that IBM:

                        (i) Commits a material breach of the Agreement, which breach is capable of being cured within thirty (30) days and fails to cure the breach within thirty (30) days after notice of breach from MSDW to IBM;

                        (ii) Commits a material breach of the Agreement which is not capable of being cured within thirty (30) days and fails to (i) proceed promptly and diligently to correct the breach,
                                (ii) develop within thirty (30) days following written notice of breach from MSDW a complete plan for curing the breach, and (iii) cure the breach within sixty (60) days of notice thereof;

                        (iii)   { * }

                        (iv)    { * }

                        (v)     Terminates or suspends its business;

                         then MSDW may, by giving written notice to IBM and as of a date specified in such notice, terminate { * }.

                (b) { * } and (ii) MSDW fails to cure such breach { * } of written notice of such breach from IBM, then IBM may, by giving written notice to MSDW, terminate the Agreement as of a date specified in such notice of termination.

        21.2.   { * }

        21.3.   Termination of SSAs and NSAs.
                ----------------------------

                If MSDW is entitled to terminate the IPSS Services, Data
                Network Services or Voice Services pursuant to Sections 21.1(a) or 21.2, then as part of such termination, MSDW may also terminate any SSAs, NSAs and International Agreements associated with those Services being terminated, as designated by MSDW. { * }

        21.4.   Extension of Termination Effective Date.
                ---------------------------------------

                MSDW may extend the effective date of a termination by MSDW one (1) time, at its sole discretion, provided that the duration of such extension shall not exceed one hundred eighty
                (180) days following the original effective date of termination. For any notice or notices of such extension provided to IBM within sixty (60) days of the actual date of termination, MSDW shall reimburse IBM at its then current commercially available rates for those additional resources

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

                  required as a result of MSDW's failure to provide such notice or notices sixty (60) days prior to the actual date of termination.

         21.5.    Termination/Expiration Assistance.
                  ---------------------------------

                  (a) Commencing six (6) months prior to expiration of the Agreement or on such earlier date as MSDW may request, or commencing upon any notice of termination { * } or of non-renewal of the Agreement (including notice based upon material breach by MSDW pursuant to
                           Section 21.1(b)), and continuing through the effective date of expiration (as such effective date may be extended pursuant to Section 4.2) or, if applicable, through the effective date of termination of the Agreement (as such effective date may be extended pursuant to Section 21.3), IBM shall provide to MSDW at no additional charge except as otherwise provided in this Subsection (a), or at MSDW's request to MSDW's designee, the reasonable termination/expiration assistance requested by MSDW to allow the Services to continue without interruption or adverse effect and to facilitate the orderly transfer of the Services to MSDW or its designee (such assistance "Termination/Expiration Assistance"). { * } [1 page]

                  (b)      { * }

         21.6.    { * }

22.  GENERAL

         22.1.    Binding Nature and Assignment.
                  -----------------------------

                  The Agreement shall be binding on the Parties as well as their respective successors and permitted assigns. Neither Party may, or shall have the power to, assign the Agreement or delegate such Party's obligations under the Agreement without the prior written consent of the other Party, such consent not to be unreasonably withheld except that

                  (a) IBM may delegate its obligations under the Agreement to { * } in accordance with Section 9.7 of the Agreement;

                  (b) MSDW may assign its rights and obligations under the Agreement without the approval of IBM to an entity which acquires all or substantially all of the assets of MSDW or to any subsidiary or Affiliate or successor in a merger or acquisition of MSDW; and

                  (c) IBM may assign or transfer to a third party its rights to receive payments from MSDW under the Agreement.

                  In the event of an assignment of the Agreement, delegation of a Party's obligations or assignment or transfer of rights to receive payments as permitted by this Section, the assigning Party shall remain obligated to perform its obligations under the Agreement (including any obligations assigned or delegated). In the

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

                  event of an assignment pursuant to (b) above, the rights granted pursuant to { * } hereof shall continue thereafter to apply in accordance with its terms and with respect to any Software (including { * } Software) used by MSDW or any MSDW Affiliate to provide Financial Transaction Services prior to the merger or acquisition, including any subsequent modification or enhancement to such Software within the scope of the definition of Financial Transaction Services, but such rights shall not apply with respect to any other existing or new Software used by the assignee entity to provide Financial Transaction Services.

         22.2.    Entire Agreement.
                  ----------------

                  The Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements (including the Previous Agreement), whether written or oral, with respect to the subject matter contained in the Agreement.

         22.3.    Notices.
                  -------

                  All notices, requests, demands, and determinations under the Agreement (other than routine operational communications), shall be in writing and shall be deemed duly given (i) when delivered by hand, (ii) one business (1) day after being given to an express, overnight courier with a reliable system for tracking delivery, or (iii) six (6) business days after the day of mailing, when mailed by United States mail, registered or certified mail, return receipt requested, postage prepaid, and addressed as follows:

                  -------------------------------------------------- ------------------------------------------
                  In the case of MSDW:                               With a copy to:
                  -------------------                                --------------
                  Morgan Stanley Dean Witter                         Morgan Stanley Dean Witter
                  2500 Lake Cook Road                                1585 Broadway
                  Riverwoods, Illinois 60015                         New York, NY  10036
                  Attention:  MSDW Contract Executive                Attention:  General Counsel
                      { * }
                  -------------------------------------------------- ------------------------------------------

                  In the case of IBM:                                With a copy to:
                  ------------------                                 --------------
                  International Business Machines                    International Business Machines
                    Corporation                                      Corporation
                  231 North Martingale Road                          Route 100
                  Schaumburg, Illinois  60173-2254                   Somers, New York  10589
                  Attention:  IBM Project Executive,                 Attention:  General Counsel, IBM Global
                      MSDW                                           Services
                  -------------------------------------------------- ------------------------------------------

                  A Party may from time to time change its address or designee for notification purposes by giving the other Party prior written notice of the new address or designee and the date upon which it will become effective.

         22.4.    Counterparts.
                  ------------

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

                  The Agreement may be executed in several counterparts, all of which taken together shall constitute one single agreement between the Parties.

         22.5.    Headings.
                  --------

                  The Article, Section, and Subsection headings of the Agreement, and the table of contents of the Agreement, are for reference and convenience only and shall not enter into the interpretation of the Agreement.

         22.6.    Relationship of Parties.
                  -----------------------

                  IBM, in furnishing the Services, is acting as an independent contractor. IBM has the sole right and obligation to supervise, manage, contract, direct, procure, perform or cause to be performed, all work to be performed by IBM under the Agreement. IBM is not an agent of MSDW and has no authority to represent MSDW as to any matters, except as otherwise expressly authorized in the Agreement.

         22.7.    Severability.
                  ------------

                  In the event that any provision of the Agreement conflicts with the law under which the Agreement is to be construed or if any such provision is held invalid by a court with jurisdiction over the Parties, such provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law. The remainder of the Agreement shall remain in full force and effect.

         22.8.    Consents and Approval.
                  ---------------------

                  Except where expressly provided as being in the discretion of a Party, where agreement, approval, acceptance, consent or similar action by either Party is required under the Agreement, such action shall not be unreasonably delayed or withheld. An approval or consent given by a Party under the Agreement shall not relieve the other Party from responsibility for complying with the requirements of the Agreement, nor shall it be construed as a waiver of any rights under the Agreement, except as and to the extent otherwise expressly provided in such approval or consent.

         22.9.    Waiver of Default; Cumulative Remedies.
                  --------------------------------------

                  (a) No waiver of any right, or discharge of any obligation, under the Agreement shall be valid unless in writing and signed by an authorized representative of the Party against which such waiver or discharge is sought to be enforced. A delay or omission by either Party to exercise any right or power under the Agreement shall not be construed to be a waiver of such right or power. A waiver by either Party of any obligation to be performed by the other Party or of any breach by the other Party shall not be construed to be a waiver of any succeeding obligation or breach, or of any other obligation under the Agreement.

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

                  (b) Except as otherwise expressly provided by the Agreement, all remedies under the Agreement shall be cumulative and in addition to and not in lieu of any other remedies available to either Party at law, in equity or otherwise.

         22.10.   Survival.
                  --------

                  Any provision of the Agreement which contemplates performance or observance subsequent to any termination or expiration of the Agreement (in whole or in part) shall survive any termination or expiration of the Agreement (in whole or in part, as applicable) and continue in full force and effect. Without limiting the generality of the foregoing, Subsections 7.2(e) and 7.2(g) and Sections 7.9 and 7.10 shall survive any termination or expiration of the Agreement (in whole or in part). In the event of any conflict with any other provision of this Agreement, Subsections 7.2(e) and 7.2(g) and Sections
                  7.9 and 7.10 shall control.

         22.11.   Public Disclosures.
                  ------------------

                  All media releases, public announcements, and public disclosures by either Party relating to the Agreement or the subject matter of the Agreement, including promotional or marketing material, but not including announcements intended solely for internal distribution or disclosures to the extent required to meet legal or regulatory requirements beyond the reasonable control of the disclosing Party, shall be coordinated with and approved by the other Party prior to release. Notwithstanding the foregoing, IBM may list MSDW as a customer, and MSDW may list IBM as an information technology services provider, and each Party may describe in general terms the services provided by IBM under the Agreement in proposals and other marketing materials.

         22.12.   Service Marks.
                  -------------

                  Each Party agrees that it shall not, without the other Party's prior written consent, use the name, service marks or trademarks of such other Party.

         22.13.   Third Party Beneficiaries.
                  -------------------------

                  The Agreement is entered into solely between, and may be enforced only by, MSDW and IBM. The Agreement shall not be deemed to create any rights in third parties, including suppliers and customers of a Party.

         22.14.   Amendment.
                  ---------

                  This Agreement shall not be modified, amended or in any way altered except by an instrument in writing signed by both Parties.

         22.15.   Order of Precedence.
                  -------------------

                  It is the intent of the Parties that the language in the documents making up the Agreement be construed to the maximum extent possible so as not to create a

Services Agreement by and between MSDW and IBM effective as of July 1, 1999 Amended and Restated as of December 21, 2001

                  conflict among or between such documents. To the extent any conflict among or between the documents making up the Agreement cannot be resolved through application of the foregoing rule, such conflict will be resolved in accordance with the following order of precedence (in descending order of precedence (i.e., starting with highest precedence and ending with lowest precedence)):

                        (i) NSAs, International Agreements as well as SSAs that were executed by the MSDW Contract Executive;

                        (ii) The Schedules and exhibit 3 of the Previous Agreement;

                        (iii)  The Attachments to the Schedules;

                        (iv)   The Annexes to the Attachments;

                        (v)    The Services Agreement; and

                        (vi) SSAs and International Agreements not executed by the MSDW Contract Executive.

         22.16.   Covenant of Good Faith.
                  ----------------------

                  Each Party agrees that, in its respective dealings with the other Party under or in connection with the Agreement, it shall act in good faith.

MORGAN STANLEY DEAN WITTER & CO.              INTERNATIONAL BUSINESS
                                               MACHINES CORPORATION

     /s/ Steven C. Van Wyk                          /s/ Mark Morin
By:  _________________________                By:  ___________________________

          Steven C. Van Wyk                            Mark Morin
Printed:  ____________________                Printed: _______________________

                                   SCHEDULE A

                                    Services

1. DEFINITIONS ............................................................... .............        1
   1.1  Certain Definitions ................................................................        1
   1.2  Other Terms ........................................................................        3

2. INFORMATION PROCESSING SYSTEMS AND SERVICES ("IPSS") AND RELATED OPERATIONS .............        3
   2.1  Operations .........................................................................        3
   2.2  Production Control and Scheduling ..................................................        6
   2.3  Database Subsystem Support .........................................................        7
   2.4  Storage Management .................................................................        8
   2.5  Removable Media Management .........................................................       10
   2.6  Output Operations ..................................................................       11
   2.7  Technical Support ..................................................................       12
   2.8  Systems Management Controls ........................................................       14
   2.9  Hours of Operation .................................................................       14

3. DATA NETWORK SERVICES ...................................................................       15
   3.1  Data Network Engineering ...........................................................       15
   3.2  Data Network Connectivity and Operations ...........................................       17
   3.3  Data Network Moves, Adds and Changes ...............................................       20
   3.4  Data Network Software Products .....................................................       22
   3.5  Other Data Network Services ........................................................       22
   3.6  Systems Management Controls ........................................................       24
   3.7  Hours of Operation .................................................................       24

4. CROSS-FUNCTIONAL SERVICES ...............................................................       25
   4.1  Technology Business Continuity Services ............................................       25
   4.2  Equipment Management and Support ...................................................       30
   4.3  Systems Software Management and Support ............................................       31
   4.4  Applications Software Management and Support .......................................       33
   4.5  Asset Inventory and Tracking .......................................................       33
   4.6  Problem Management Services ........................................................       33
   4.7  Help Desk and IPSS Production Support Center Services ..............................       35
   4.8  Information Security ...............................................................       38
   4.9  Physical Security ..................................................................       41
   4.10 Management Support and Advice ......................................................       41
   4.11 Training and Education .............................................................       42
   4.12 Chargeback .........................................................................       42
   4.13 Documentation ......................................................................       43
   4.14 Systems Management Controls ........................................................       43
   4.15 Application Software Standards .....................................................       44


ATTACHMENT A-1: DATA NETWORK ACCESS CATEGORIES .............................................   A1 - 1
--------------

1. DEDICATED NETWORK ACCESS SERVICE CATEGORIES .............................................   A1 - 1
   1.1  SNA Dedicated Data Network Access Services .........................................   A1 - 1
   1.2  Optional SNA Services ..............................................................   A1 - 3
   1.3  Multiprotocol Network ("MPN") Dedicated Data Network Access Services ...............   A1 - 7
   1.4  Frame-Relay Dedicated Data Network Access Services .................................   A1 - 7

 2. SWITCHED NETWORK ACCESS SERVICE CATEGORIES .............................................   A1 - 9
    ------------------------------------------

   2.1  SNA Dial via 1-800-number ..........................................................   A1 - 9
   2.2  SNA Dial via 950-number ............................................................   A1 - 9

--------------------------------------------------------------------------------
Schedule A to Services Agreement                           MSDW/IBM CONFIDENTIAL
                                       A-i                  Final Execution Copy

   2.3  Asynchronous Dial via 1-800-number .................................................  A1 - 10
   2.4  Asynchronous Dial via IBM Passport .................................................  A1 - 11
   2.5  Bisynchronous Dial Access for EDI Services .........................................  A1 - 11
   2.6  Asynchronous or Dial Access for EDI Services .......................................  A1 - 12

ATTACHMENT A-2: RESPONSIBILITY MATRICES ....................................................   A2 - 1
--------------

1. INTRODUCTION AND DEFINITIONS ............................................................   A2 - 1
   1.1  Introduction .......................................................................   A2 - 1
   1.2  Definitions ........................................................................   A2 - 1

2. IPSS SERVICES RESPONSIBILITY MATRICES ...................................................   A2 - 2

3. DATA NETWORK SERVICES RESPONSIBILITY MATRICES ...........................................   A2 - 7

--------------------------------------------------------------------------------
Schedule A to Services Agreement                           MSDW/IBM CONFIDENTIAL
                                      A-ii                  Final Execution Copy

1.   DEFINITIONS

     1.1  Certain Definitions.
          -------------------

          As used in this Schedule A:

          (a) "Available for Use" shall have the meaning set forth in Schedule B.

          (b) "Configuration" means the resources (including IBM Equipment and Software) that provide Services during a Disaster.

          (c)  "DASD Class of Service" means any of the following classes of
               Service:

               (i) "DASD Work" means DASD storage that uses high-performance DASD and controllers with sufficient cache and that is available for work or temporary storage (i.e., files that exist less than 24 hours).

               (ii) "DASD Permanent" means DASD storage that uses high-performance DASD and controllers with sufficient cache and that is available for permanent storage (i.e., files that exist 24 hours or more).

               (iii) "DASD ML1" means DASD storage that uses data compression to store data migrated from DASD Permanent storage, and that upon a request for such data, uncompresses and copies requested data to DASD Permanent storage for quick access. Data stored on DASD ML1 storage may be migrated to DASD ML2 storage based on the usage activity of the data.

               (iv) "DASD ML2" means managed tape storage that uses data compression to store data migrated from DASD ML1 storage, and that upon a request for such data, uncompresses and copies requested data to DASD Permanent storage for quick access.

          (d) "Data Center" shall mean any IBM Facility from which IBM provides IPSS Services, including the following IBM Facilities:

               (i)   { * };

               (ii)  { * }; and

               (iii) { * }.

          (e) "Data Network" shall mean the Equipment (other than MSDW Equipment, and including communication controllers, multiplexors, lines, modems CSUs/DSUs), associated attachments, features and accessories, Software, telecommunications facilities, lines, interconnect devices, wiring, cabling and fiber that are used to create, connect and transmit data signals between and among: (i) MSDW's LANs; (ii) the Data Centers, (iii) MSDW End User locations and (iv) non-MSDW locations that do business with MSDW (each a "Data Network Location"). The Data Network commences with and includes WAN interconnect

--------------------------------------------------------------------------------
Schedule A to Services Agreement                           MSDW/IBM CONFIDENTIAL
                                       A-1                  Final Execution Copy
               equipment (e.g., router, CSU/DSU, dial-up modem, dial backup equipment) at a Data Network Location and ends with and includes the WAN interconnect equipment at another Data Network Location. The Data Network does not include MSDW LANs.

          (f)  "Data Network Maintenance Window" shall mean a { * } period on {
               * } from { * } through { * } Eastern Time, except during the month-end processing period or annual year-end system change moratorium period reasonably specified by MSDW (e.g., { * }), unless otherwise mutually agreed by the Parties. Certain obligations relating to the Data Network Maintenance Window are set forth in Section 3.2(j) of this Schedule A.

          (g) "Disaster" means any unplanned interruption of the Services that meets the criteria specified for a disaster set forth in the Technology Business Continuity Plan.

          (h)  "End User" means any recipient or user of a Service.

          (i) "Help Desk" shall have the meaning set forth in Section 4.7 of this Schedule A.

          (j) "IPSS Maintenance Window" shall mean { * } from { * } through { * } Eastern Time, except during the month-end processing period or annual year-end system change moratorium period reasonably specified by MSDW (e.g., { * }), unless otherwise mutually agreed by the Parties. Certain obligations relating to the IPSS Maintenance Window are set forth in Section 2.1(l) of this Schedule A.

          (k) "Local Area Networks" or "LANs" shall mean the equipment, software, telecommunications facilities, lines, interconnect devices (e.g., bridges, routers, hubs, switches, gateways), wiring, cabling and fiber that are used to create, connect and transmit data within and among MSDW's local area network segments. LANs commence with the interface to a Data Network interconnect device (e.g., router) and end with and include the LAN interface points (e.g., network interface cards ("NICs")) that are in LAN-connected equipment (e.g., desktop equipment, servers).

          (l) "Mainframe" shall mean any computing platform (inclusive of CPU) generally regarded by the computing industry during the Term as being mainframe technology, including any system based on the IBM System 390 architecture and related/supporting peripherals (e.g., channel extenders, front-end processors, DASD, tape storage) connected or linked thereto.

          (m)  "MSDW Business Unit" shall have the meaning set forth in Schedule
               B.

          (n)  "Problem" has the meaning set forth in Schedule B.

          (o) "Processing Class of Service" means, with respect to "Class A Work", "Class B Work" or "Class C Work" (as such terms are defined in Schedule C), the level of service corresponding to such work as described in Schedule C.

          (p) "Recovery Center" means any Data Center at which Services are to be provided during a Disaster.

--------------------------------------------------------------------------------
Schedule A to Services Agreement                           MSDW/IBM CONFIDENTIAL
                                       A-2                  Final Execution Copy

          (q)  "Recovery Class of Service" means any of the following classes of
               Service:

               (i) "Class 1" Service means, with respect to an Application, recovery by IBM of the corresponding environments and resources for which IBM is responsible such that MSDW may recover such Application within { * };


               (ii) "Class 2" Service means, with respect to an Application, recovery by IBM of the corresponding environments and resources for which IBM is responsible such that MSDW may recover such Application within { * };


               (iii) "Class 3" Service means, with respect to an Application, recovery by IBM of the corresponding environments and resources for which IBM is responsible such that MSDW may recover such Application within { * } { * }; and


               (iv) "Class 4" Service means, with respect to an Application, recovery by IBM of the corresponding environments and resources for which IBM is responsible such that MSDW may recover such Application within { * }.

          (r)  "Severity Level" shall have the meaning set forth in Schedule B.

          (s) "Technology Business Continuity Plan" or "TBCP" shall have the meaning set forth in Section 4.1(a) of this Schedule A.

     1.2  Other Terms.
          -----------

          Capitalized terms not defined in this Schedule A shall have the meaning given them in elsewhere in the Agreement.

2.   INFORMATION PROCESSING SYSTEMS AND SERVICES ("IPSS") AND RELATED OPERATIONS

     IBM shall be responsible for providing data processing services, including operations, production control and scheduling, storage management, media management, output operations and technical support for MSDW's mainframe technology environment. IBM's responsibilities with respect to the IPSS Services shall include the responsibilities described in this Article 2.

     2.1  Operations.
          ----------

          IBM shall be responsible for performing processing operations functions as necessary to run Applications Software and Systems Software and in accordance with the Processing Class of Service designated by MSDW. IBM will provide a processing environment (including Equipment and Software) and an operations support environment for executing Applications (e.g., batch and on-line workloads). The processing environment will provide for each Processing Class of Service, and IBM will provide, at a minimum the corresponding resources to be provided to a job based upon the Processing Class of Service designated by MSDW. MSDW Applications shall conform to Applications Software standards set forth in the Procedures Manual. IBM's responsibilities with respect to operations shall include the following:

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          (a)  Providing master console operations, including monitoring activities (such as monitoring of alarm systems and environmental controls), and transmitting and receiving information to and from outside organizations.

          (b) Providing support for production, development, testing, quality assurance and training environments. Online systems and Applications for such environments shall be available for access during scheduled hours. On-line regions shall be Available for Use and operating properly. On-line transactions shall be processed as designed. IBM shall maintain the integrity of such environments.

          (c) Making available, monitoring and processing on-line and batch Applications, including scheduled, and on-request Applications delivery functions. IBM shall monitor the delivery of external data transmissions required to complete the production batch cycle. IBM shall monitor successful batch processing completion.

          (d)  Completing MSDW-defined processing within scheduled time periods.

          (e) Implementing changes to processing on a one-time or recurring basis as requested by MSDW, including requests in the form of special operating instructions and change request authorizations.

          (f)  Issuing operator commands using designated tools.

          (g) Developing and documenting automated console operations procedures.

          (h) Monitoring performance of on-line interactive traffic and taking appropriate action to resolve on-line system related problems.

          (i) Operating and supporting Systems Software and Applications Software to support the operating schedules of MSDW.

          (j) Proactively preparing for processing deadlines to meet Performance Standards.

          (k) Responding promptly to requests from authorized MSDW personnel for priority job execution.

          (l) Performing regularly scheduled and emergency system maintenance in accordance with the Change Control Procedures, the Procedures Manual and the following:

               (i) Maintenance shall be performed during the IPSS Maintenance Window; maintenance outside of the IPSS Maintenance Window may be performed only as approved by MSDW. IBM will work with MSDW, and where possible, accommodate MSDW's business requirements, in scheduling maintenance during the IPSS Maintenance Window.

               (ii) At MSDW's request and upon reasonable notice, IBM shall change the schedule for the IPSS Maintenance Window, provided that IBM is not materially adversely affected by such change.

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               (iii) Upon MSDW's request and { * } advance written notice to IBM or upon less notice as otherwise agreed upon by the Parties, IBM shall schedule and accommodate MSDW maintenance activity during the earliest Maintenance Window after such notice.

               (iv) IBM shall give MSDW advance notice of routine maintenance, to be performed during the IPSS Maintenance Window, that may affect the Services.

               (v) Systems shall be unavailable during the IPSS Maintenance Window only to the extent necessary for systems maintenance purposes; provided, however, that IBM will maintain at least one copy of { * } authorization and routing regions, as well as the TCP/IP stack on the host corresponding to such regions, Available for Use for each applicable MSDW Business Unit in at least one Data Center at all times for transaction routing purposes, including as necessary to enable data exchange between the host interface to the Marquee processors, and routers connected to such host, via the TCP/IP socket on such host. Any maintenance of { * } authorization and routing regions or the TCP/IP stack on the host corresponding to such regions shall be staggered among Data Centers such that the requirements described in this Subsection (v) are satisfied. Before conducting any such maintenance, IBM shall verify that the requirements described in this Subsection (v) are satisfied. IBM shall promptly notify MSDW Business Unit personnel designated by MSDW from time to time of any maintenance conducted outside of the IPSS Maintenance Window affecting the { * } authorization and routing regions or the TCP/IP stack on the host corresponding to such regions.

          (m)  Logging off users in accordance with the Procedures Manual.

          (n) Initiating and terminating utilities in accordance with the Procedures Manual.

          (o) Canceling CICS transactions in accordance with the Procedures Manual.

          (p) Providing access to, and software and data compatibility with, external systems as required by MSDW.

          (q) Supporting the introduction of new systems, platforms and Applications in a controlled manner by, among other things: interfacing between the MSDW Business Units implementing the change and the production support function; facilitating the orderly turnover of systems, platforms and Applications; enforcing Systems Software documentation standards; updating task list and run sheets; informing appropriate IBM and MSDW staff of the changes to the environment; and providing coordination of the implementation, integration, testing and acceptance of the new systems, platforms and Applications.

          (r) Maintaining, updating and reviewing for adherence to the Procedures Manual (including operational procedures and standards), the operational documentation for operations procedures and services and Applications procedures that affect operations.

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          (s)  Utilizing proven systems management control methodologies in the implementation and operation of processing for MSDW. These methodologies include the tools, techniques and procedures required for planning, performance measurement, and employing appropriate operational controls.

          (t) Supplying and operating the Application Software specified in Schedule E as part of the IPSS processing environment, in accordance with Schedule E.

     2.2  Production Control and Scheduling.
          ---------------------------------

          IBM shall be responsible for performing and integrating production control and scheduling functions. Production processing shall run on a { * } schedule except to the extent constrained during the IPSS Maintenance Window. IBM's responsibilities with respect to production control and scheduling shall include the following:

          (a) Implementing overall processing schedules and running and monitoring such processing pursuant to such schedules. IBM shall be responsible, with MSDW's assistance, for resolving scheduling conflicts and otherwise integrating these schedules in accordance with policies established by MSDW and subject to MSDW directing otherwise.

          (b) Maintaining production schedules, completing processing within mutually agreed-upon time periods and cooperating with MSDW in responding to special processing requests and new processing requirements.

          (c) For MSDW scheduling modifications, run a test plan to identify any problems and notify MSDW to make corrections so that on-line Applications dependent on batch processing and batch processing outputs will be Available for Use as scheduled and processing windows are used effectively.

          (d) IBM shall update the scheduler database as requested by MSDW to reflect changes to the production environment. IBM shall monitor scheduler-related incidents, and develop and recommend refinements and revisions to the scheduler database;

          (e) Completing scheduled batch processing in the correct sequence and on time. To achieve successful batch throughput, IBM shall, among other things, verify that machine resources are effectively balanced, perform trend analysis to highlight production problems, and establish predetermined action and escalation procedures when batch window problems are encountered.

          (f) Responding promptly to requests from an authorized MSDW representative for priority job execution. IBM shall, in coordination with the appropriate MSDW Business Units, and modify schedules to accommodate special requests. MSDW will schedule and coordinate End User test time.

          (g) Upon MSDW's request, IBM shall update MSDW with respect to the impact of special requests on the timing of other tasks and any other affected provisions of the Agreement. IBM shall process all special request activities within the requested time frames and in the sequence MSDW defines.

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          (h)  Assimilating new Applications and batch jobs into the environment according to schedules provided by MSDW.

          (i) Following JCL standards in (i) supporting, creating, and testing JCL; and (ii) defining proper usages of tape, files and forms. IBM and MSDW shall establish and document standards for production jobs.

          (j) Using an automated job scheduler, IBM shall document Application job streams indicating available file usages upon MSDW request.

          (k) Monitoring data transfers and condition codes to verify proper Applications executions.

          (l) Consistent with processing window requirements, resolving abnormal terminations ("ABENDs") (including those caused by conditions external to production programs, such as disk or tape problems) in a timely manner, executing reruns as requested by MSDW, and performing job restarts in accordance with requirements provided by MSDW. Back-out procedures shall be successfully executed by IBM in accordance with MSDW's directives.

          (m) Providing ongoing analysis of ABEND and problem trends and initiating corrective actions with the appropriate support or development personnel.

          (n) Working with MSDW, IBM will maintain and manage an escalation process for batch job streams to be invoked should deadlines not be met.

          (o) Confirming the successful receipt of incoming files and the successful transmission of outgoing files.

     2.3  Database Subsystem Support.
          --------------------------

          IBM's responsibilities with respect to physical and logical database support shall include the following:

          (a)  Configuration and Implementation.

               (i) Providing for the configuration and implementation of multiple production and test database subsystems as well as related subsystems including distributed facility, stored procedures and other features as they become available (such subsystems collectively the "Database Subsystems"), each as required by MSDW.

               (ii) Providing technical advice and support with respect to areas for which IBM is responsible to Applications maintenance and development personnel as may be required. Such support shall include performing operating system and database performance tuning.

               (iii) Testing and implementing changes to the Database Subsystem environments.

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               (iv)  Installing and maintaining database management systems (and upgrades to such systems).

          (b)  Database Management.

               Maintaining, operating, and upgrading, as necessary, automated monitoring tools to monitor Database Subsystem performance. IBM shall monitor the Database Subsystems on a frequent and regular basis to check for integrity, space utilization or performance problems. IBM shall provide adequate disk space and memory capacity as required by MSDW to meet business growth.

          (c)  Database Maintenance and Support.

               (i) Modifying operating system parameters and physical database characteristics as required, including as necessary to enhance efficiency and further limit outages and other problems.

               (ii) Providing database capacity planning and correcting problems caused by lack of capacity (e.g., full log files, buffers and other system-wide facilities) in a timely manner.

               (iii) Regularly monitoring the status of the database management systems and advising MSDW in writing regarding upgrades and releases thereto and the timing thereof. Subject to Section
                     3.4 of the Agreement, IBM shall be required to support multiple releases of the same database management systems as necessary to provide access to MSDW Data stored in such systems and maintain compatibility with overlying database applications.

               (iv) Performing Database Subsystem shutdowns and restarts as required.

               (v)   Perform Database Subsystem changes as requested by MSDW.

          (d)  Administrative Support.

          Identifying product and enhancement opportunities for improved Database Subsystem performance, and notifying MSDW of these opportunities. IBM shall recommend and implement conversion to new database management systems.

     2.4  Storage Management.
          ------------------

          IBM shall be responsible for managing the storage of Software and the resources used to store data created by such Software in a manner that will maintain the availability and protect the integrity of such Software and data stored on such resources. IBM's responsibilities with respect to storage management shall include the following:

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     (a)  Backup and Restore.
          ------------------

          (i) Maintaining, updating, and implementing backup and restore processes and procedures so as to recover Software and the resources used to store data created by such Software from an outage or corruption in a timely manner. Such procedures and processes shall provide for the following: (A) incremental daily backup of Software (i.e., backup of Software only to the extent modified since the most recent backup), as well as full weekly backup of Software on production systems, and on non-production systems (e.g., development systems); (B) off-site storage of Software and data for recovery purposes;
                 (C) regular tests of backup and restore processes as appropriate; and (D) maintenance of reserve DASD capacity to provide adequate backup for emergency situations (e.g., to restore damaged DASD Equipment) and normal operation. In addition, appropriate backups will be taken prior to and after major Software upgrades or changes and after significant Application processing periods.

          (ii) Performing regularly scheduled system backups within pre-defined backup windows and as otherwise approved by MSDW. IBM shall conduct backup processes and procedures so as not to adversely impact scheduled operations.

          (iii) Restoring lost or damaged files from file backups for files under IBM's control.

          (iv) Providing recommendations to MSDW regarding backup and recovery considerations, such as improved levels of protection and efficiencies.

          (v) With prior notification from MSDW, retrieving, re-installing and returning off-site stored data within the time frames designated by MSDW.

          (vi) Pursuing improvements in backup capabilities, procedures and tools, including implementing redundancy measures where required.

     (b)  Administration.
          --------------

          (i) Providing MSDW with requested documentation of data constructs (e.g., files, tables, warehouses), including name and utilization statistics.

          (ii)   Maintaining adequate space allocation for processing.

          (iii) Monitoring MSDW's disk space utilization and requirements on a monthly basis and reporting such utilization and requirements on a quarterly basis.

          (iv) Managing DASD in accordance with the DASD Class of Service designated by MSDW. IBM's responsibilities shall include monitoring and controlling storage performance, assigning and initializing DASD volumes, determining Systems Software data set and volume placement, setting and maintaining DASD resource efficiency, maintaining

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                    established DASD standards, maintaining space requirements according to MSDW forecasts, remaining current in DASD technology and management products, defining requirements as necessary to provide off-site storage Service as requested by MSDW catalog management, and Systems Software data migration management.

          (c)    Maintenance.
                 -----------

                 IBM shall monitor storage systems for reliability and malfunctions, perform rebuilds on crashed volumes and initialize new volumes.

    2.5   Removable Media Management.
          --------------------------

          IBM shall be responsible for managing removable media (e.g., tape), both on- and off-site, and media operations (including media library operations). IBM's responsibilities with respect to media management shall include the following:

          (a) Responding to and completing requests for media mounts (including scratch mounts and specific tape mounts) as necessary to support operational activities and Applications. Tape mounts may be delivered through standard tape mount handling, through automated tape mount handling or through large tape library handling systems.

          (b) Operating and supporting media management systems, tools and methodologies.

          (c) Storing media and appropriate related documentation, coding such media in accordance with the Procedures Manual, and vaulting the same at secure off-site vault storage consisting of a physically and environmentally controlled and protected area with fire protection and physical security to prevent unauthorized access, as provided for elsewhere in the Agreement.

          (d) Executing off-site media storage procedures, including: logging and tracking of media on- and off-site, compliance with physical specifications, retention periods, required rotation of media, security and retrieval of off-site media as necessary to support operational activities and Applications. Off-site vault storage also includes packaging and transportation of media to and from storage and remote computer recovery centers.

          (e) Following, maintaining, and updating procedures governing cycling/rotation of media and media retention periods (including for auditing purposes). For media identified by MSDW as being required by the IRS to be retained on a long-term basis, IBM will maintain such media in accordance with MSDW's requirements.

          (f) Effectively tracking, managing, communicating and resolving media exceptions.

          (g) Notifying the media storage provider when it is time to return media.

          (h) Maintaining the integrity of the media library system. IBM shall monitor media for reliability and see that read/write errors are kept to a minimum.

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           (i)   Maintaining media technology capability for archived (history)
                 media and exchange with external clients and vendors.

           (j) Monitoring media Equipment for malfunction. IBM shall properly clean and maintain Equipment at required intervals to minimize problems and outages.

           (k) Maintaining adequate supplies for the media environment and sufficient scratch media to fulfill operational needs. IBM shall initialize new media.

           (l) Monitoring MSDW's media utilization and requirements on a monthly basis and reporting such utilization and requirements on a quarterly basis.

           (m) Maintaining a media management system in place to properly manage media in storage and preparing them for shipment to the contingency site.

           (n) Maintaining media management products and resources to the extent necessary to perform media operations and media administration functions in order to maintain access to historical data from existing media management systems.

           (o) Reviewing, and providing MSDW with the capability to monitor, compliance with physical specifications, retention periods, storage requirements and security.

           (p)   Preparing media for mailing.

     2.6   Output Operations.
           -----------------

           IBM shall manage and administer the print and fiche services. IBM's responsibilities with respect to output operations shall include the following:

           (a) Producing output on time and within defined quality standards, including reasonable visual quality and readability for printed output (e.g., proper form alignment, ribbon quality, and adjustment of the printer). Remote print files shall be current and available for printing on time.

           (b) Printing, breaking down, separating, collating and delivering output to the agreed-upon output destination.

           (c) Checking production job outputs and print queues; changing job priorities; taking printers in and out of service; and displaying, starting, spooling and draining printers.

           (d) Managing print distribution including by manipulating job priorities in print queues as required to support End User requirements; backing up print queues; and restoring and transmitting prints. IBM also shall take such steps as are necessary to restart or recover from outages or print blockages.

           (e)   Monitoring output for layout and physical appearance.

           (f) Creating original microfiche, developing microfiche copies, and producing microfiche tapes and microfiches, each having reasonable visual quality and readability and within required timeframes.

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           (g)   Cleaning and maintaining Equipment at required intervals to minimize outages.

           (h) Developing and maintaining print forms libraries/inventories. Designing, developing, testing and incorporating new forms into system libraries.

           (i)   Supporting implementation of custom designs.

           (j) Provisioning local stock and supplies, storing print output forms and supplies, and proactively monitoring and replenishing consumable materials.

           (k) Keeping MSDW's forms and supplies confidential and keeping output in a secure area.

           (l) Destroying all unusable copies of output and reports, including carbons, or delivering such materials to MSDW for proper disposition.

           (m) Define and document the names associated with remote and local print service classes that have similar behavioral characteristics or similar business needs. These names will be defined for

                 (i)   Sysout classes;

                 (ii)  FCB, PageDef, FormDef names; and

                 (iii) Dest Local and Global names.

     2.7   Technical Support.
           -----------------

           IBM shall be responsible for performing technical support. IBM's responsibilities with respect to technical support shall include the following:

           (a) Providing technical support, advice, and interfacing with respect to the environments and Services for which IBM is responsible as necessary for the MSDW applications development and maintenance staff to perform work on applications software, including responding promptly to applications development requests for CICS changes.

           (b) Providing reasonable assistance related to product research, project support, and advice on Application tuning, efficiency and functionality improvements.

           (c) Developing, implementing and maintaining interfaces necessary for MSDW systems otherwise used in the provision of the Services to communicate with external entities, as mutually agreed and subject to Section 12.4 of the Agreement (New Services).

           (d) Performing capacity planning, including: monitoring system use and capacity; forecasting resource requirements; implementing and utilizing tools, techniques and facilities for capturing and reporting relevant system utilization data; analyzing and reporting resource trends; analyzing workload capacity; and coordinating projects to install additional resources as required.

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           (e)   Performing configuration planning and management functions, including: developing a strategy and configuration for CPU, DASD, output processing and media; developing a plan for availability and flexibility for performance.

           (f) Providing regular monitoring and reporting of system performance and utilization.

           (g) Monitoring and improving performance through: system performance tuning; Application technical consulting; system performance reviews and recommendations.

           (h) Performing analysis to improve use of batch production resources, executing mass JCL changes for programmers and customers, and enforcing JCL standards.

           (i) Recommending job scheduling changes to improve Application job stream effectiveness and mass JCL and programming changes to take advantage of new technologies.

           (j) Providing technical support and advice for various products and application roll-outs with respect to the environments and Services for which IBM is responsible, including analyzing applications resource requirements.

           (k) Providing support and set-up services for electronic connections to external entities. IBM shall provide system capabilities (e.g., reformatting, encryption) to accept and exchange Electronic Data Interchange ("EDI") and other electronic transactions with third parties identified by MSDW, subject to Section 12.4 of the Agreement (New Services).

           (l) On an ongoing basis, enhancing processing capabilities and efficiencies through system tuning, load balancing and other run time improvements. IBM shall perform regular monitoring of utilization needs.

           (m) Proposing capacity planning models and methodologies to MSDW and addressing MSDW's business and technology forecasts as part of its planning model.

           (n) Formally reviewing capacity requirements as part of MSDW's normal business planning cycle.

           (o) Assisting MSDW in forecasting MSDW's capacity requirements in response to projected MSDW business needs on an annual basis, or as MSDW may request. IBM shall monitor and validate capacity forecasts against MSDW's actual utilization and report on resource usage trends.

           (p) Revising the capacity planning model based on actual performance.

           (q) Providing, managing and maintaining the processing and storage capacity (including through the provision of IBM Equipment) necessary to provide the Services. IBM shall make required capacity adjustments (increases or decreases) based on MSDW's requirements for the Services.

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                (r)      Monitoring and tuning overall performance of the
                         systems environment including the installation of tools/products as appropriate to improve the delivery of the Services.

                (s) Developing technical standards for the Services in conjunction with MSDW personnel.

                (t) Providing systems programming and systems utility support.

                (u) Maintaining production, development, quality assurance and training environments that allow testing of new Systems Software releases and Application releases.

                (v) Monitoring system operations and providing prompt response to problems. IBM shall resolve problems related to missing designated times for critical deadlines, interfaces, or batch completions.

                (w) Operating the systems so as to comply with the designated times for critical deadlines, interfaces, or batch completions.

        2.8     Systems Management Controls.
                ---------------------------

                Except as otherwise provided by the Procedures Manual, and without limiting IBM's other responsibilities as set forth in the Agreement, IBM will design, implement, use and administer the following Systems Management Control disciplines as the standard set of procedures for managing the IPSS Services:

                (a)      Availability Management.  IBM will coordinate the
                         -----------------------
                         appropriate skills, information, tools and procedures required to manage the availability of interactive networks and their supporting hardware and software components.

                (b)      Batch Management. IBM will control production batch
                         ----------------
                         work including the scheduling of resources, the processing of data and transactions and the distribution of data output/information between End Users. IBM will perform and control setup and scheduling in accordance with established operational procedures.

                (c)      Online Management. IBM will install, integrate and
                         -----------------
                         configure the online Software platforms required to run and manage online Applications Software. IBM will coordinate and provide appropriate skills to perform day-to-day operational task as associated with running the production online environments.

        2.9      Hours of Operation.
                 ------------------

                  The IPSS Services and related operations described in this
                  Article 2 shall be provided {*}, except during the IPSS Maintenance Window subject to IBM's obligations with respect to the Maintenance Window set forth in Section 2.1(l) of this Schedule A.

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3.       DATA NETWORK SERVICES

         IBM shall be responsible for the operation, administration and management of the Data Network, including network engineering, network connectivity and operations. IBM shall provide access to the Data Network that will permit access to Applications from remotely located terminals and workstations. IBM will provide dedicated and switched access to the Data Network through the use of a Systems Network Architecture ("SNA") environment using Virtual Telecommunications Access Method ("VTAM") and Network Control Program ("NCP") Software programs. In addition to the SNA environment described above, IBM shall also provide access to (a) a Multiprotocol Network ("MPN") by means of a router-connected private backbone that provides transport for a variety of protocols including TCP/IP, and (b) mainframe or host Applications via frame relay-based Managed Data Network Services (such Services "MDNS").

         3.1      Data Network Engineering.
                  ------------------------

                  IBM shall be responsible for providing Data Network engineering. IBM's responsibilities with respect to Data Network engineering shall include the following:

                  (a) Supporting the development of a clear, concise, strategic direction for the Data Network. Data Network standards and architecture decisions (including a change in means of transport) shall be compatible with MSDW's requirements. IBM shall also provide technical advice to MSDW in the development of plans, management of expectations, and promotion of successful project implementations.

                  (b) Monitoring and managing Data Network performance. IBM shall maintain Data Network performance management and monitoring processes and tools to provide regular performance and capacity monitoring/reporting. IBM shall identify opportunities for improving the overall efficiency of Data Network Services.

                  (c) Managing the capacity and configuration of the Data Network. This includes, as applicable, monitoring and tuning the Data Network for efficiency, conducting Data Network benchmarks and thresholds, load balancing Data Network traffic, scaling the infrastructure (e.g., sizing data lines and providing the facilities and equipment to provide necessary bandwidth) in response to then-existing or forecasted levels of demand for the Services, configuring requirements and coordinating with service and supply vendors.

                  (d) Evaluating the principal performance indicators of Data Network operation, verifying Performance Standards, including as applicable identifying bottlenecks and establishing and reporting on trends for decision making and planning. These measurements may take the form of overall throughput, percent utilization, error rates, or specific performance measurements such as packets per second. Measurements will include both peak and average levels.

                  (e) Identifying future loads on the Data Network that could impact performance and developing forecasts of Data Network growth and other changes in response to the projected business needs of MSDW.

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

                (f) Monitoring the utilization of circuits to determine appropriate sizing and port speed given the topology of the Data Network and MSDW's usage patterns. IBM shall also provide utilization reports quarterly and otherwise when appropriate or as reasonably requested by MSDW. IBM shall evaluate circuit utilization and recommend upgrading, downsizing, or elimination as appropriate.

                (g) Maintaining high levels of Data Network circuit quality. If MSDW believes that the quality of a Data Network circuit has degraded, but not to such an extent that MSDW considers the circuit to not be Available for Use (as defined in Schedule B), IBM shall investigate the reported problem using non-intrusive testing methods and attempt to remedy any quality degradation in the circuit. However, if remedying the circuit problem would require IBM to take the circuit out of service, IBM shall notify MSDW and shall not take the circuit out of service without prior authorization from MSDW.

                (h) Performing Data Network optimization analyses on a regular basis. At a minimum, such analyses shall be performed following any major Data Network migrations or changes. IBM shall work with MSDW to achieve MSDW's optimization objectives as identified by MSDW and as mutually agreed.

                (i) Providing technical advice to MSDW with respect to the environments and Services for which IBM is responsible regarding: (A) applications development so that applications being developed perform effectively on the Data Network; and (B) optimizing the utilization of applications utilizing the Data Network.

                (j)        Providing systems engineering support for the Data
                           Network.

                           (i) IBM shall perform engineering functions related to ordering, upgrading, and installing Data Network circuits, software and equipment.

                           (ii) IBM shall perform Data Network planning and design activities, to include circuit layout and establishing Data Network Services design criteria and standards with MSDW approval. IBM shall develop and recommend an overall Data Network Services architecture addressing MSDW's business strategies.

                           (iii) IBM shall maintain, and provide to MSDW upon MSDW's request, Equipment inventories with respect to the Data Network, location lists, and other Data Network documentation and information.

                           (iv) IBM shall verify restoration of Availability following problems with Data Network circuits or Equipment operated by IBM.

                           (v) Subject to Section 12.4 of the Agreement, IBM shall perform Data Network modifications as required to maintain compliance with regulatory changes applicable to the Data Network. IBM shall be responsible for performing such Data Network modifications within reasonable timeframes for compliance.

                           (vi) Where IBM's third party suppliers or subcontractors must make modifications to their service or technology platform (including as

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                                      A-16                  Final Execution Copy
                                   necessary to achieve interoperability with existing Equipment operated by IBM and Software), IBM shall oversee these activities, verify that they are performed within reasonable timeframes, and provide progress reports to MSDW as part of the Change Control Procedures and otherwise upon the reasonable request of MSDW.

                  (k) Performing network administration and documentation functions, including: installing Equipment with respect to the Data Network for which IBM has operational responsibility; verifying usage-based communications charges; monitoring network traffic; maintaining documentation of routers, bridges and hub configurations; establishing network procedures and standards; and maintaining network map for the Data Network. IBM shall maintain Data Network diagrams for the Services.

          3.2     Data Network Connectivity and Operations.
                  ----------------------------------------

                  IBM shall be responsible for Data Network connectivity and operations. IBM's responsibilities with respect to Data Network connectivity and operations shall include the following:

                  (a) Providing dedicated and switched access to the Data Network, including as described in Attachment A-1;

                  (b) Proactively managing and monitoring the Data Network through the use of a network monitoring system, including monitoring of circuit quality and utilization. IBM shall continue to provide to MSDW display-only access to the network monitoring system utilized by IBM.

                  (c) Keeping the Data Network available and functioning properly with reliable quality.

                  (d) Maintaining and supporting Data Network components, including:

                          (i) Supporting SNA, VTAM, Netview, NPM, VPS, NDM, Supersession and mainframe TCP/IP, as applicable; and

                          (ii) Providing hardware maintenance for front-end processors, local and remote controllers, remote bridges and gateways (e.g., installing micro code upgrades and releases in controllers and front-end processors).

                  (e) Tracking, managing, communicating and resolving Data Network exceptions.

                  (f) Maintaining and providing Data Network documentation for IBM's areas of responsibility and cooperating with MSDW in maintaining overall Data Network documentation.

                  (g) Working with involved parties (e.g., other vendors and MSDW personnel) to resolve Data Network problems.

                  (h) Performing planning, design and supervision of backbone circuits.

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

                  (i) Provisioning, installing, upgrading, troubleshooting, maintaining and repairing Data Network circuits, Equipment operated by IBM and Software as required to meet IBM's obligations under the Agreement. With respect to the Data Network, IBM shall be responsible for connectivity, both dedicated and switched dial-up, and the communications related Equipment operated by IBM and Software in support thereof, to and between MSDW locations, End User Locations and locations that do business with MSDW and End Users, to the extent requested by MSDW and subject to MSDW's payment of any applicable charges set forth in Schedule C.

                  (j) Performing regularly scheduled and emergency system maintenance in accordance with the Change Control Procedures, the Procedures Manual and the following:

                           (i) Maintenance shall be performed during the Data Network Maintenance Window; maintenance outside of the Data Network Maintenance Window may be performed only as approved by MSDW. IBM will work with MSDW, and where possible, accommodate MSDW's business requirements, in scheduling maintenance during the Data Network Maintenance Window.

                           (ii) At MSDW's request and upon reasonable notice, IBM shall change the schedule for the Data Network Maintenance Window, provided that IBM is not materially adversely affected by such change.

                           (iii)    Upon MSDW's request and {*} advance
                                    written notice to IBM or upon less notice as otherwise agreed upon by the Parties, IBM shall schedule and accommodate MSDW maintenance activity during the earliest Data Network Maintenance Window after such notice.

                           (iv) IBM shall give MSDW advance notice of routine maintenance, to be performed during the Data Network Maintenance Window, that may affect the Services.

                           (v) The Data Network shall be unavailable during the Data Network Maintenance Window only to the extent necessary for systems maintenance purposes; provided, however, that IBM will maintain at least one copy of {*} authorization and routing regions, as well as the TCP/IP stack on the host corresponding to such regions, Available for Use for each applicable MSDW Business Unit in at least one Data Center at all times for transaction routing purposes, including as necessary to enable data exchange between the host interface to the Marquee processors, and routers connected to such host, via the TCP/IP socket on such host. Any maintenance of {*} authorization and routing regions or the TCP/IP stack on the host corresponding to such regions shall be staggered among Data Centers such that the requirements described in this Subsection
                                    (v) are satisfied. Before conducting any such maintenance, IBM shall verify that the requirements described in this Subsection 2.1(l)(v) are satisfied. IBM shall promptly notify MSDW Business Unit personnel designated by MSDW from time to time of any maintenance conducted outside of the IPSS Maintenance Window

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Schedule A to Services Agreement                           MSDW/IBM CONFIDENTIAL
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

                      affecting the { * } authorization and routing regions or the TCP/IP stack on the host corresponding to such regions.

           (k) Maintaining then-existing and future MSDW-supplied alternate pathing and automatic dial-up backup capabilities, including for LAN-to-Data Network connections.

           (l) Evaluating and testing, in advance, Data Network, terminal and interface Equipment operated by IBM. IBM shall configure and install such Equipment that will be attached to, and will communicate over, the Data Network.

           (m) Scheduling Data Network outages related to installation, maintenance, expansions and modifications during hours that meet operational needs and minimize disruption as approved in advance by MSDW. IBM shall notify MSDW, as appropriate, prior to the scheduled outage unless otherwise agreed to by MSDW.

           (n) Reporting outages of circuits and Equipment operated by IBM to the appropriate vendor, and tracking and escalating as required for timely resolution.

           (o) Maintaining redundancy and alternative routing on Data Network infrastructure at levels that are commercially reasonable and in accordance with industry standards.

           (p)   Providing system dial-up ports as required.

           (q) Providing interfaces, support and coordination to maintain on-going communications capability among MSDW, End Users and locations that do business with MSDW and End Users.

           (r) Upon MSDW's review and approval, providing connectivity to IBM and third party vendor facilities and systems or other external networks as mutually agreed.

           (s) Providing appropriate information and assistance to locations that do business with MSDW in establishing and maintaining connections between the Data Network and such locations. IBM shall provide information regarding the operability of Data Network components to assist such external parties in resolving problems. IBM shall monitor such connections to the extent the Data Network is able to provide information regarding the status of such connections.

           (t) Supporting protocol conversion and translation, as necessary to provide the Services, or as otherwise requested by MSDW and mutually agreed.

           (u) Coordinating Data Network addressing. IBM shall manage address generation capacity to avoid interruption or delay of normal MSDW operations and provide addressing for the required number of devices at End User Locations to meet installation and test schedules proposed by IBM and approved by MSDW.

           (v) Disconnecting circuits and removing Data Network Equipment operated by IBM that is no longer needed by MSDW. IBM shall complete removal activities within { * } after the date that IBM receives notification from MSDW that the

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Schedule A to Services Agreement                           MSDW/IBM CONFIDENTIAL
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

                 connection is no longer needed by MSDW. In any event, IBM shall complete removal activities within the published time frames of the applicable local exchange carriers and inter-exchange carriers.

           (w) Developing IBM acceptance procedures for installation and changes to the Data Network (other than with respect to MSDW-requested MACs, which is addressed in Section 3.3(f) of this Schedule A), and for verifying restoration of Availability following problems with Data Network circuits or Equipment operated by IBM. The acceptance procedures shall use objective and demonstrable criteria for verifying compliance with Performance Standards, performance specifications and applicable criteria.

           (x) Providing network management services to proactively monitor MSDW's telecommunications environments for service degradation, including detection, isolation, diagnosis and correction of problems. IBM shall diagnose and attempt to resolve problems remotely. IBM shall perform reactive, proactive, and predictive fault management and will implement policies and procedures to take advantage of opportunities to improve the problem management process.

           (y) Coordinating the resolution of problems between third party telecommunications providers and internal MSDW teams to resolve issues escalated by the Help Desk. This may include coordinating on-site meetings between appropriate third-party vendors.

           (z) Providing reports on the status of the Data Network in accordance with the Agreement. Over the Term, IBM shall make efforts to improve these reports in terms of readability, comprehensiveness, and accuracy, where applicable.

     3.3   Data Network Moves, Adds and Changes.
           ------------------------------------

           As requested by MSDW, IBM shall be responsible for planning, managing, performing and testing moves, adds and changes for Data Network Services ("MACs") in accordance with any applicable Performance Standards established pursuant to Schedule B. Moves, adds and changes carried out pursuant to Problem Management activities shall not be treated as MACs. IBM shall perform its responsibilities with respect to MACs so as to minimize the impact on MSDW's business operations. IBM's specific responsibilities with respect to MACs shall include the following:

           (a) As part of planning a MAC, IBM shall prepare MAC orders in consultation with MSDW and shall validate the correctness and proper authorization for MAC orders. In addition, IBM shall, for each MAC, establish a backout procedure so as to be able to undo such MAC and restore pre-MAC status in the event of unsuccessful testing. If MSDW space planning personnel or third party personnel designated by MSDW are involved in a MAC, IBM shall coordinate with such MSDW personnel or third party personnel, as applicable.

           (b) IBM shall be responsible for coordinating the MAC from initiation to completion, including serving as a single point of contact, coordinating with MSDW groups (including as required regarding cabling and wiring issues with respect to the Data Network) and IBM-provisioned third party services/products suppliers to achieve high quality execution of such MAC. As a part of the

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Schedule A to Services Agreement                           MSDW/IBM CONFIDENTIAL
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

                 foregoing IBM shall coordinate with required parties in the performance of MAC site inspections and the preparation of MAC sites for MACs as each relates to the Data Network.

           (c) As part of performing a MAC, IBM's responsibilities shall include:

                 (i) with respect to Equipment operated by IBM, delivering such Equipment to, or removing such Equipment from, a site as necessary;

                 (ii) communicating Data Network logical unit configuration information (including, with respect to switched Data Network access, LU configuration XID information) to MSDW where appropriate;

                 (iii) coordinating order and installation of circuits (e.g., telephone company circuits) where reasonably required;

                 (iv) notifying MSDW of any expected delays in meeting required completion dates or applicable Performance Standards;

                 (v) cooperating and working with MSDW, third parties or telephone companies to resolve delays under their control;

                 (vi) monitoring Data Network Services at MAC sites to verify that such Services are Available for Use;

                 (vii) escalating and pursuing any reported Available for Use problems with third parties as appropriate; and

                 (viii) providing billing information consistent with the type and detail of information provided as of the Effective Date, including total connect time by XID/PU to MSDW.

           (d) IBM shall complete MSDW MAC requests for XIDs within { * } of request by MSDW. IBM shall complete MSDW MAC requests for circuits as soon as commercially feasible but in no event in more than { * } after receiving MSDW's request, except to the extent that IBM reasonably demonstrates delay caused by telco service delivery. IBM shall use reasonable efforts to complete MAC requests for circuits before the end of such { * } period if MSDW requests expedited service.

           (e) IBM shall provide on-site MAC support as necessary and appropriate.

           (f) IBM shall perform testing for MACs that includes acceptance procedures that use objective and demonstrable criteria to verify compliance with performance specifications and applicable criteria. A MAC shall be deemed completed only after IBM has notified MSDW that such MAC has successfully passed applicable acceptance testing procedures and MSDW has notified IBM of its acceptance. Each Party's notification to the other Party pursuant to the immediately preceding sentence shall be in accordance with any mutually agreed-upon, documented procedures for notification.

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Schedule A to Services Agreement                           MSDW/IBM CONFIDENTIAL
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

           (g) Upon the completion of each MAC, IBM shall document such MAC, updating its asset management system as applicable. Such documentation and updating shall include tracking equipment and/or software changes made pursuant to the MAC.

           Where MSDW is responsible for a MAC-related activity as described in the Responsibility Matrices, IBM shall coordinate with and support MSDW as requested by MSDW.

     3.4   Data Network Software Products.
           ------------------------------

           IBM shall provide the following Software products to MSDW, subject to the licensing terms set forth in the Agreement:

           (a)   Strategic Network Data Manager ("SNDM") and SCF (SNDM
                 -----------------------------------------------------
                 Communicator's facility). SNDM is a Software product used to
                 ------------------------
                 transmit datasets among IBM Data Centers and MSDW Facilities. IBM will install and utilize SNDM in all IBM Data Centers as part of the Services, and will provide MSDW with both SNDM and SCF (SNDM Communicator's facility) pursuant to this Section.

           (b)   SNDS. SNDS is a batch data transfer Software product for a
                 ----
                 personal computer, which only operates in a SNA leased-line environment.

           (c)   Teleview. Teleview is a mainframe-based session management
                 --------
                 Software product that provides multiple session support across a single SNA logical session. IBM will maintain copies of Teleview on the mainframe Equipment for use by MSDW.

           The Software products described in Subsections (a) and (b) of this Section shall be provided { * }. The Software product described in Subsection (c) of this Section shall be provided in accordance with the corresponding pricing set forth in Schedule C.

     3.5   Other Data Network Services.
           ---------------------------

           IBM shall provide the following Data Network Services:

           (a)   Merchant Interface Gateway ("MIG") Platform. The MIG Service
                 -------------------------------------------
                 consists of Equipment, Software and a communications platform supplied by IBM in order to facilitate the transmission of credit card authorization request data to { * } for routing to the appropriate authorizer. The MIG Service shall include the provision of:

                  (i) any premise IBM Equipment at authorization origination sites (e.g., merchant sites) that is necessary to provide this Service;

                  (ii)  operating and communications Software; and

                  (iii) program exits to user routines for specific
                        Applications.

           (b)   Financial Interface Gateway ("FIG") Platform. The FIG Service
                 --------------------------------------------
                 consists of Equipment, Software and a communications platform supplied by IBM that facilitates the transmission of credit card or check authorization data from an

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Schedule A to Services Agreement                           MSDW/IBM CONFIDENTIAL
                                      A-22                  Final Execution Copy

                  ATM network or other financial institution to { * } for routing to the appropriate authorizer. The FIG Service shall include the provision of:

                  (i) any premise IBM Equipment at the financial institution or at the ATM network provider's premise that is necessary to provide this Service;

                  (ii)  operating and communications Systems Software; and

                  (iii) { * } Software for PIN codes.

           (c)    Telecommunications Access Number ("TCAM"). TCAM Service
                  -----------------------------------------
                  consists of the provision of TCAM in a host processor, a Software product conforming to Systems Network Architecture ("SNA") that handles and queues messages in the Data Network by making use of the Virtual Telecommunications Access Method ("VTAM") access method capabilities. This Service includes:

                  (i) provision of necessary operating and communications Software; and

                  (ii) provision of program exits to user routines for specific Applications.

           (d) { * } Service consists of the provision of { * }, a CICS-based transaction router application used for real-time credit purchase authorizations. All major bank cards can be routed through { * } to respective authorizing institutions. A secondary function provided is the "pass-through" routing of application messages. This Service includes:

                  (i) provision of necessary operating and communications Software; and

                  (ii) provision of program exits to user routines for specific Applications.

           (e) { * } Service consists of the provision of { * }, a CICS-based transaction router used for real-time credit purchase authorizations solely for Discover Financial Services. Only Discover credit cards can be routed through { * } to the Discover Card Authorization system. This Service includes:

                  (i) provision of necessary operating and communications Software; and

                  (ii) provision of program exits to user routines for specific Applications.

           (f)    Credit Authorization Gateways. This Service consists of the
                  -----------------------------
                  provision of facilities and SNA connectivity to enable the transmission of credit card authorization data to and from host-based Applications (e.g., { * }) for routing to the appropriate third-party authorizer. This Service includes:

                  (i) provision of environmental support that includes necessary power, climate, LAN connectivity, and rack space for authorizer-provided equipment; and

                  (ii) provision of communications connectivity between the authorizer-provided equipment to diverse front-end processor Equipment ports at

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Schedule A to Services Agreement                           MSDW/IBM CONFIDENTIAL
                                      A-23                  Final Execution Copy

                             IBM Facilities datacenter location using dual 19.2 Kbps circuits (i.e., two (2) circuits and two (2) ports per credit authorization gateway).

              (g)    Host Security Module ("HSM").
                     ----------------------------

                     This Service consists of the provision of facilities and SNA connectivity to enable the use of authorizer-provided equipment (e.g., Racal Datacom equipment) for the decryption of personal identification numbers ("PINs") transmitted from point-of-sale ("POS") Equipment. Debit card information including the PINs is transferred from the POS Equipment to host-based Applications (e.g., NWS) for routing to the appropriate authorizer. The HSM Service decrypts each PIN prior to this authorizer transmission. The Host Security Module Service includes:

                     (i) provision of environmental support that includes necessary power, climate, LAN connectivity, and rack space for authorizer-provided equipment (e.g., Racal Datacom equipment) located in IBM Facilities; and

                     (ii) provision of communications connectivity between the authorizer-provided equipment and diverse front-end processor Equipment ports at each IBM Facilities datacenter location using dual 19.2 Kbps circuits (i.e., two (2) circuits and two (2) ports per gateway).

        3.6   Systems Management Controls.
              ---------------------------

              Except as otherwise provided by the Procedures Manual, and without limiting IBM's other responsibilities as set forth in the Agreement, IBM will design, implement, use and administer the following Systems Management Control disciplines as the standard set of procedures for managing the Data Network Services:

              (a)    Batch Transmission Management. IBM will provide the ability
                     -----------------------------
                     to facilitate batch traffic transmissions between Equipment operated by IBM and other remote workstations or End User Equipment. Setup and scheduling of these transmissions can be controlled by MSDW. IBM will assist MSDW with special requests by MSDW for batch transmission management.

              (b)    Interactive Traffic Management. IBM will provide
                     ------------------------------
                     connectivity that allows End Users to communicate with on-line Applications using the Data Network. IBM will monitor and control the Data Network Equipment and Software control resources that allow End Users to interactively access mainframe resources.

              (c)    Configuration Management. IBM will process all Data Network
                     ------------------------
                     configuration changes and maintain this information within configuration databases.

              (d)    Inventory Management. IBM will manage inventory on all
                     --------------------
                     Equipment operated by IBM (including incoming and outgoing) in the Data Network. This activity includes serial number tracking, IBM third party supplier coordination and maintenance.

        3.7   Hours of Operation.
              ------------------

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Schedule A to Services Agreement                           MSDW/IBM CONFIDENTIAL
                                      A-24                  Final Execution Copy

               IBM shall be responsible for the Data Network communications { * }. The Data Network shall be Available for Use { * }, except during the Data Network Maintenance Window (as defined in Section 1.1(f) of this Schedule A), subject to the Performance Standards set forth in Schedule B and to IBM's obligations with respect to the Data Network Maintenance Window set forth in Section 3.2(j) of this Schedule A.

4.      CROSS-FUNCTIONAL SERVICES

        IBM shall provide the following cross-functional Services as such Services relate to the IPSS Services and Data Network Services. In the event that MSDW terminates the provision of Data Network Services { * }, IBM shall continue to provide the Services set forth in this Article 4 as such Services relate to the IPSS Services.

        4.1    Technology Business Continuity Services.
               ---------------------------------------

               (a)    Technology Business Continuity Plan. IBM shall be
                      -----------------------------------
                      responsible for the implementation, maintenance and testing of a mutually agreed-upon technology business continuity plan for the Services (the "TBCP"). The TBCP shall be a component of MSDW's overall business continuity plan. IBM shall follow the existing TBCP in effect immediately prior to the Effective Date. IBM shall update the TBCP pursuant to Subsection (i) of this Subsection (a) and otherwise with MSDW's approval as necessary and appropriate to remain current with the environments covered by the plan. IBM's responsibilities with respect to the TBCP shall include the following:

                      (i) Reviewing and revising, as necessary, the TBCP in the following manner:

                             (A) Within { * } after the Effective Date, IBM and MSDW shall review MSDW's existing TBCP. Based upon this joint review, IBM will propose updates and revisions to the existing TBCP, for MSDW's review and approval, reflect the Services provided and to respond appropriately to new MSDW requirements. To the extent the implementation of changes to the existing TBCP would constitute New Services pursuant to
                                  Section 12.4 of the Agreement, IBM shall so indicate and propose an estimated charge for implementation.

                             (B) Within { * } after receiving MSDW's comments, provide MSDW for MSDW's review, comment and approval, a revised draft of the TBCP, based on MSDW's review and IBM's proposed changes approved by MSDW. IBM shall incorporate any comments or suggestions by MSDW into the revised draft TBCP.

                             (C) Within { * } after receiving MSDW's comments on the revised draft provided by IBM pursuant to Subsection (B) above, provide MSDW for MSDW's approval the final revised TBCP. The final revised TBCP shall not be implemented until it has been approved by MSDW.

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                                      A-25                  Final Execution Copy

                     (ii) The TBCP shall be maintained to enhance the effectiveness of MSDW's existing technology business continuity/disaster recovery capabilities. Among other things, the TBCP shall:

                             (A)  List the agreed-upon time criteria for
                                  restoring MSDW's operating environment and recovering those resources necessary to permit MSDW to recover Applications Software in accordance with the corresponding Recovery Class of Service designated by MSDW.

                             (B)  List the agreed-upon time criteria for
                                  transporting storage media from off-site storage facilities to the applicable disaster recovery facilities.

                             (C) Provide for the recovery of mission critical information technology processing capabilities within the time frames provided in the Business Continuity Plan.

                             (D) Contain a brief description of processes and procedures used to recover the Services, and associated time frames for the recovery of such Services, including a prioritized listing of Applications and their respective Recovery Class of Service for disaster recovery purposes;

                             (E) Identify a listing of the Equipment operated by IBM and Software comprising the Configuration by Recovery Class of Service;

                             (F) Describe IBM's and MSDW respective recovery responsibilities;

                             (G) Set forth contact listings of MSDW and key IBM Personnel;

                             (H)  Identify recovery teams for each Party;

                             (I)  Describe recovery scenarios;

                             (J) Contain criteria for Disaster declaration, recovery and testing;

                             (K)  Describe backup process and components;

                             (L) Identify the hot sites designated by IBM for business continuity functions and the location for off-site storage of the tape backups;

                             (M)  Contain notification procedures;

                             (N) Address recovery information, procedures and schedules;

                             (O) Address periodic reporting, which shall at a minimum include testing results. IBM shall provide access to an on-line system that lists the Applications and the corresponding Recovery Class

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                                  of Service for each of such Applications, as
                                  such Recovery Class of Service is designated by MSDW.

                             (P) Address testing results and any required corrective action plans; and

                             (Q)  Contain procedures for maintaining the TBCP.

                      (iii) IBM will provide a representative who is knowledgeable in disaster recovery planning and the TBCP to serve as a single point-of-contact for MSDW disaster recovery-related communications and activities and who will be responsible for the development and maintenance of the TBCP pursuant to this Section;

                      (iv) IBM shall cooperate with MSDW personnel responsible for the MSDW business continuity plan (the "MSDW Business Continuity Team"), participate in proceedings of the MSDW Business Continuity Team as reasonably requested by MSDW, and in conjunction with the requirements set forth for the MSDW's overall business continuity plan, maintain the TBCP. The environments and resources supported by the Configuration will be maintained in the Emergency Response Plan ("ERP") section of the on-line Application Contingency Plan ("ACP") maintained by MSDW. The environments and resources necessary to permit MSDW to recover Applications Software in accordance with the corresponding Recovery Class of Service will be recovered per the ERP which ties in to the IBM accounting system. The Job Account ("JA") for each Applications Software job is indicated in the IBM accounting system and determines what jobs will run to recover such environments and resources. An `EXIT' checks the JA for each Application during recovery and only runs those jobs corresponding to a Class 1, Class 2 or Class 4 Recovery Class of Service. With cooperation and approval from MSDW, IBM will review and update, if necessary, the TBCP on an annual basis or as otherwise warranted by business or technical changes (or both) to verify compatibility with MSDW's overall business continuity plan. Implementation of changes to the TBCP shall be subject to Section 12.4 of the Agreement. IBM will receive business direction and requirements from the MSDW Business Continuity Team and will receive authorization from such team to make significant changes to the strategic and/or tactical direction of the TBCP.

                      (v) IBM shall test the TBCP, in cooperation with MSDW in accordance with the following:

                             (A)  Performing testing by Recovery Class of
                                  Service in accordance with the TBCP and as follows: With respect to the environments and resources supporting Applications with a Class 1 Recovery Class of Service, { * }, and with respect to the environments and resources supporting Applications with a Class 2 Recovery Class of Service, { * }.

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                                    (B) Scheduling testing at dates and times
                                        initially agreed upon by the Parties as
                                        part of the testing process. As of the
                                        Effective Date, the testing process
                                        provides for the mutual agreement of
                                        dates and times in January of each
                                        calendar year.

                                    (C) Performing the test at the business
                                        Recovery Center.

                                    (D) Permitting MSDW to observe all such
                                        tests or parts of such tests subject to
                                        Article 10 of the Agreement.

                                    (E) Providing MSDW with a written report of
                                        the test results by class and providing
                                        MSDW with proposed TBCP modifications.

                                    (F) Performing problem resolution and
                                        retesting of unsuccessful Services test
                                        components in a timely manner.

                             (vi) IBM shall adjust its disaster recovery capability as necessary to accommodate growth in MSDW's business volumes, changes in MSDW's operating environments, Application Software enhancements, changed processing locations, or new functions requested. Changes to the TBCP shall be made in accordance with the Change Control Procedures.

                             (vii) IBM shall identify opportunities (if any) for improvement and efficiencies in disaster recovery functions.

                             MSDW will designate a representative who is knowledgeable in disaster recovery planning and the TBCP to serve as a single point-of-contact for MSDW. Such representative will:

                             (viii) Act as the primary interface to IBM's
                                    disaster recovery representative described above;

                             (ix) Be reasonably available in the event a Disaster is declared;

                             (x) Cooperate with IBM in the development and maintenance of the TBCP; and

                             (xi) Be responsible for the proper classification of Applications into the various recovery classes.

                       (b)   Technology Business Continuity Functions.  In the
                             ----------------------------------------
                             event of a disaster, IBM shall provide technology business continuity functions in accordance with the TBCP. IBM's functions shall include the following:

                             (i) Declaring a Disaster upon request from MSDW, or jointly with MSDW if a joint declaration is feasible. Where a joint declaration is not feasible, and IBM reasonably and in good-faith believes that a Disaster has occurred, IBM shall promptly notify MSDW of a declared Disaster.

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                     (ii)  Providing a single point-of-contact for technology
                           business continuity related communications and activities.

                     (iii) Maintaining communications with MSDW as to the status of the Disaster and the progress of the restoration process.

                     (iv) Assuming responsibility for the data processing operating environments and Data Network facilities at the disaster recovery facilities, including the following:

                           (A) Taking immediate action to prepare the Recovery
                               Center for use and will provide the resources (including processing and network resources)necessary to support Applications. In the event that a Disaster renders IBM incapable of providing IPSS Services, IBM will move its operations to the designated Recovery Center and provide the Services to MSDW within the time frames corresponding to the Recovery Class of Service assigned by MSDW for each Application.

                           (B) Delivering the data, Systems Software and
                               Applications archived in off-site storage to the Recovery Center designated in the TBCP.

                           (C) Rerouting the affected data communications
                               circuits to the Recovery Center.

                           (D) In the event of a declared Disaster with respect
                               to a Data Center, IBM will recover the operating environment platform in Recovery Center based on the information provided in the TBCP. As of the Effective Date (and unless otherwise agreed upon by the Parties pursuant to the revised TBCP), in the event that a Disaster occurs in any Data Center, all Class 3 workloads (for customers affected or not affected by the Disaster) will be quiesced as necessary and in accordance with the TBCP, and disrupted Class 1, Class 2 and Class 4 workloads would be restored.

                           (E) Recovering the environments and resources
                               necessary for MSDW to recover Applications in accordance with the TBCP and within the time frame corresponding to the Recovery Class of Service designated for such Applications.

                           (F) Operating the Applications on the Configuration
                               at the Recovery Center.

                           (G) Furnishing all supplies and storage media
                               (excluding supplies for which MSDW is responsible under the Agreement (e.g., special forms)).

                           (H) { * }

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                           (I) Providing all required Data Network connectivity
                               to the Recovery Center.

                           (J) { * }

                (c)  Support for MSDW Contingency Testing. IBM shall provide
                     ------------------------------------
                     adequate resources to support MSDW contingency testing requirements (including with respect to database environments) in accordance with reasonable MSDW requirements.

        4.2     Equipment Management and Support.
                --------------------------------

                IBM shall be responsible, except as expressly provided otherwise in the Agreement, for adding to, replacing, upgrading, supporting and maintaining the IBM Equipment and, to the extent provided in the SSAs, MSDW Equipment. IBM will refresh this IBM Equipment in accordance with Section 3.4 of the Agreement. IBM's responsibilities with respect to the provisioning, support and maintenance of IBM Equipment shall include the following:

                (a) Staging, configuring, installing (including performing site surveys, testing and verification in support of installation as appropriate) and, as appropriate, de-installing and removing such IBM Equipment.

                     (i) IBM shall plan and coordinate such activities with the appropriate MSDW Business Units, perform such activities in accordance with MSDW approved schedules.

                     (ii)   IBM shall install the necessary Software.

                     (iii) IBM shall perform full testing (which shall include verifying that proper Data Network connectivity is obtained, if applicable) after installation and provide proper back-out procedures.

                     (iv) If installation occurs after hours, IBM shall make available support the next working business day in order to provide the necessary support. Such support will be on-site as necessary.

                     (v) IBM shall promptly notify MSDW of any problems that might affect availability of IBM Equipment within established schedules.

                     (vi) With respect to (A) leased MSDW Equipment for which the applicable lease expires, and (B) MSDW Equipment owned by MSDW that is located in IBM Facilities, IBM shall cooperate with MSDW or lessors of such Equipment, as applicable, to return such assets to MSDW or such lessors, including providing MSDW or such lessors with access to IBM Facilities to permit such return. Such cooperation shall include maintaining a secure area for such assets, and relocating such assets to such area prior to their return to MSDW or such lessors, as applicable.

                (b) Rolling out IBM Equipment. IBM shall be responsible for coordinating any testing, scheduling, and systems integration of these products. IBM shall also

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                     update the then-existing tools to track the frequency and
                     type of roll-outs on a business-by-business basis.

               (c) Providing corrective and preventive maintenance and timely installation of engineering changes for the IBM Equipment as necessary to maintain the IBM Equipment in good operating condition and in accordance with manufacturer's specifications or other agreements as applicable. IBM shall maintain spare IBM Equipment as necessary to meet the Performance Standards.

        4.3    Systems Software Management and Support.
               ---------------------------------------

               IBM shall be responsible, except as expressly provided otherwise in the Agreement, for adding to, replacing, upgrading, supporting and maintaining the Systems Software as necessary to perform the Services and in accordance with Section 3.4 of the Agreement. IBM's responsibilities with respect to Systems Software shall include the following:

               (a) Supplying, installing, supporting, operating and maintaining Systems Software. IBM shall cooperate with third party vendors, as necessary to properly support Third Party Software that is Systems Software.

               (b) Monitoring availability of, and implementing as appropriate, Systems Software fixes/patches made available by software vendors.

               (c) Subject to contractual agreements, if any, maintained with the particular software vendor, performing modifications or changes necessary to correct errors, including modifying code and making operational modifications, such that each item of Systems Software operates according to its documentation, specifications and operational requirements.

               (d) Monitoring and tuning the Systems Software on a periodic basis. IBM shall also install, as appropriate, tools/products to better enable the Systems Software to perform efficiently and in accordance with applicable specifications.

               (e) Subject to appropriate planning, testing and verification, installing new releases of, enhancements and upgrades to, Systems Software (including software development products and tools) so as to remain within { * } of the then-current maintenance release; provided that MSDW may, on a case-by-case basis, determine to remain at a prior generation subject to the Parties' respective obligations set forth in Section 3.4 of the Agreement. Except as otherwise required by such Section or directed by MSDW, IBM shall perform such other functions as are required to maintain such currency (including maintaining the currency of language compilers for Applications developed with those compilers; and performing data conversions) and to maintain the operability of non-current features (to the extent such maintenance does not conflict with the requirements in the immediately preceding sentence).

               (f) Providing appropriate information and documentation for any new, enhanced or modified Systems Software installed by IBM, and thereafter providing appropriate updates to such materials (as provided by the vendor in the case of Third Party Software).

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                (g)   Up to the level set forth in (e) above or as required by
                      an emergency, implementing other preventive and remedial maintenance and updates for Systems Software.

                (h)   Maintaining Systems Software documentation.

                (i) Managing third party product support, including maintaining Third Party Systems Software as required by third party contracts and license agreements.

                (j) Providing information to MSDW about the functionality, architecture, data, and other information related to the Systems Software, as requested by MSDW (as provided by the vendor in the case of Third Party Systems Software).

                (k) In the case of Systems Software for which third parties perform development and maintenance functions, but excluding with respect to Third Party Software licensed by MSDW for which MSDW is assigned "Dev" and "Maint" responsibilities (as defined in Schedule E of the Agreement) under Schedule E of the Agreement:

                       (i) causing such third parties to perform such functions in accordance with IBM's obligations under the Agreement (e.g., install upgrades or new releases of the relevant Systems Software in a manner that provides for continued eligibility for the functions provided by third party vendors of such Systems Software); and

                       (ii) directing, supervising and being responsible for maintenance performed on such Systems Software by third party vendors or other qualified third party service providers. IBM shall notify MSDW in the event the third party ceases to perform such functions for such Software and propose a reasonable alternative to continued use of such Software. IBM shall implement such alternative as authorized by MSDW.

                (l) Reviewing Systems Software conversion plans with MSDW. IBM shall perform Systems Software assurance reviews with MSDW for major operating system and sub-system releases.

                (m) Providing the Systems Software and support to enable communication between various processing platforms used to provide the Services.

                (n) Coordinating and implementing roll-outs, upgrades and new releases of Systems Software.

                       (i) IBM shall coordinate any testing, scheduling, or systems integration of these items. IBM shall also track and report the frequency and type of roll-outs for each MSDW Business Unit.

                       (ii) IBM shall test Systems Software after roll-out and provide proper back-out procedures. If roll-outs occur after hours, IBM shall provide support the next working business day. Such support will be on-site as necessary.

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                  (o)   Managing and maintaining System Software license
                        compliance. IBM shall monitor use of licensed Systems Software, including license metering and license tracking.

                  (p) Performing de-installation of Systems Software to address MSDW's business requirements or as otherwise appropriate in conjunction with IBM's other responsibilities regarding Software.

            4.4   Applications Software Management and Support.
                  --------------------------------------------

                  IBM shall install and de-install Applications Software (including new releases, enhancements and upgrades thereto) as requested by MSDW or as otherwise appropriate in conjunction with IBM's other responsibilities regarding Software. MSDW will be responsible for the development, integration and testing of all new Applications Software or changes to Applications Software provided to IBM for installation.

            4.5   Asset Inventory and Tracking.
                  ----------------------------

                  IBM shall be responsible for managing and maintaining a current, audited and approved asset inventory of the IBM Equipment, IBM Software, Authorized Subcontractor Software and Third Party Software licensed by IBM, an IBM Affiliate or Authorized Subcontractor. With respect to IBM Equipment comprised of I/O, DASD or tape resources that is utilized by MSDW and other IBM customers, IBM shall be responsible for managing and maintaining a complete asset list of such Equipment but shall not be responsible for allocating or identifying the extent to which such Equipment is utilized solely for MSDW. IBM's responsibilities with respect to asset management shall include the following:

                  (a) IBM shall provide, implement and operate an automated asset management system to track information regarding such Equipment and Software to the extent necessary to uniquely identify the type (e.g. manufacturer, model number, brief description), configuration (e.g., configuration information, release level) and location of such Equipment and Software.

                  (b) IBM shall provide to MSDW a written inventory report that includes inventory data and supporting information with respect to such Equipment and Software (i) upon MSDW's reasonable request, and (ii) upon notice of expiration of the Agreement or any notice termination (in whole or in part) pursuant to Article 21 of the Agreement.

            4.6   Problem Management Services.
                  ---------------------------

                  IBM shall be responsible for tracking, managing and resolving Problems (as defined in Schedule B) arising from or relating to the Services that are received from an MSDW level 1 help desk, automated alarm or other source ("Problem Management"). IBM's general responsibilities with respect to Problem Management shall include the following:

                  (a) Logging reported Problems with respect to the Services upon receipt from MSDW level 1 help desk support, automated alarm or other source. IBM shall identify and log Problems arising in the performance of the Services with the appropriate MSDW level 1 help desk support. For each Problem with respect to

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

                     the Services that is escalated to the Help Desk or IPSS Production Support Center, IBM shall assign a Severity Level (as defined in Section 6.1 of Schedule B) and prioritize resolution of Problems in accordance with the Severity Levels.

                (b) Monitoring, controlling and managing each Problem arising from or relating to the Services until it is corrected or resolved. To the extent a Problem does not arise from or relate to the Services, IBM shall refer such Problem to the appropriate entity, as identified by MSDW, for resolution.

                (c) Correcting or resolving Problems within the scope of IBM's responsibilities. Resolution of a Problem will be subject to the MSDW level 1 help desk's verification with the authorized MSDW affected End User or control person that the Problem has been resolved.

                (d) Adhering to the procedures for Problem escalation, review and reporting specified in Section 4.7 of this Schedule A or in the Procedures Manual, and also taking appropriate measures to avoid reoccurrence of Problems.

                (e) Performing Problem analysis, including identification of the source of the Problem;

                (f) Monitoring, measuring and providing reports on Problems including statistics on the types of Problems, total number of Problems, outstanding Problems, resolution times (including the average time to resolve Problems), and as otherwise required to report IBM's compliance with the Performance Standards set forth in Schedule B. IBM shall undertake reasonable efforts to improve the average time to resolve Problems.

                (g) IBM shall maintain communications with the appropriate MSDW level 1 help desk support on Problems through resolution. IBM shall, for each Problem, provide prompt notification to MSDW of system outages on critical systems and otherwise provide the appropriate level 1 help desk support with regular and timely progress updates (at least hourly with respect to Level 1 Problems (as defined in Schedule B)) that clearly indicate the nature of the Problem, the estimated time to completion, and potential short-term alternatives. IBM shall make known to the appropriate MSDW level 1 help desk support information regarding the status of Severity 1 Problems and Severity 2 Problems on at least a daily basis or more frequently as appropriate. IBM shall track and report any backlog of unresolved Problems.

                (h) IBM shall maintain a Problem tracking and management tool. Such tool shall include a mechanism to capture, store and retrieve solutions for reuse by IBM personnel and MSDW authorized personnel. IBM shall grant MSDW access to monitor and view the Problem management database on an ongoing basis upon the request of MSDW authorized personnel. In addition, IBM shall have access to, and leverage, for reuse IBM-wide cross-customer solutions from central problem resolution databases maintained by IBM.

                (i) IBM shall provide or dispatch support specialists to provide on-site troubleshooting and maintenance response as necessary to identify and resolve Problems.

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               (j)   IBM shall engage and manage third party suppliers and
                     vendors as necessary to localize and resolve Problems that arise from or relate to the Services as received from MSDW level 1 help desk support, automated alarm or other source.

        4.7    Help Desk and IPSS Production Support Center Services.
               -----------------------------------------------------

               IBM shall be responsible for operating (A) a help desk with respect to those Services other than the IPSS Services (the "Help Desk"), and a production support center for the IPSS Services (the "IPSS Production Support Center"). The Help Desk and the IPSS Production Support Center will act as escalation contact point for Problems with respect to Services (e.g., from the MSDW level 1 help desk), and will coordinate support functions for such Services among IBM Personnel, MSDW personnel and external suppliers. The Help Desk and IPSS Production Support Center will provide Problem determination and classification of Problems relating to such Services according to the Severity Levels (as defined in Schedule B). The IPSS Production Support Center and Help Desk will also provide Problem resolution and tracking, as applicable, with respect to Problems arising from, or relating to, the Services. The Help Desk and IPSS Production Support Center shall provide coverage { * } through a central toll-free telephone number. IBM shall maintain processes under which a single point-of-contact for the Help Desk or IPSS Production Support Center, as applicable, has end-to-end responsibility for Problems escalated to it that arise from or relate to the Services in order to minimize redundant contacts with MSDW.

               (a) IBM's responsibilities with respect to both the IPSS Production Support Center and the Help Desk shall include the following:

                     (i) Providing a single point of contact for responding to Problems escalated to it (e.g., from the MSDW level 1 help desk).

                     (ii)    Receiving and logging calls escalated to it.

                     (iii) Providing resolution of Problems at the time of notification, or dispatching or arranging for on-site support, if required, for Problem determination and resolution. If unable to resolve the Problem during an initial call or otherwise upon receipt, the Help Desk or IPSS Production Support Center, as applicable, will route the call, alert or other notification of the Problem to the appropriate Problem Management resources and retain responsibility for managing the Problem to resolution, as well as with communicating status to the MSDW point of escalation (e.g., MSDW level 1 help desk personnel). If the Problem does not arise from or relate to the Services, the Help Desk or IPSS Production Support Center, as applicable, will route the call back to the appropriate MSDW level 1 help desk support. In such instances, IBM shall cooperate with other internal or external parties to achieve resolution of the Problem; however, IBM is not responsible for tracking and managing the call to resolution.

                     (iv) Notifying the appropriate MSDW personnel of Services failures, or of an emergency;

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                     (v)     Routing Problem tickets to the appropriate entity
                             for resolution (internal or external), tracking the progress of problem resolution efforts, and timely escalating Problems to the appropriate levels for resolution (internal and external).

                     (vi) In an appropriate and timely manner, the Help Desk or IPSS Production Support Center, as applicable, shall communicate pertinent information regarding the status of resolution of Problems and associated progress and make such information available to MSDW and other relevant parties.

                     (vii) To document Problems reported from calls, automated alerts or other sources, initiating (1) a problem management record for Problems reported to the IPSS Production Support Center (each such record a "PMR"), and (2) a problem ticket for Problems reported to the Help Desk (each such ticket a "Ticket").

                             (A) With respect to the IPSS Production Support Center, PMRs will be automatically opened for MSDW Application batch processing by alert monitoring, with other PMRs being opened manually. PMRs corresponding to the IPSS Production Support Center will include information such as date and time opened, a description of Problem symptoms, Problem assignment, Problem status and final resolution.

                             (B) With respect to the Help Desk, a Ticket may include information such as End User information, call record number, date and time opened, Service requested, Problem description or symptoms, call assignment, call status, and call resolution and closure information.

                             A PMR or Ticket will not be closed until the Problem reporter or other appropriate MSDW representative and IBM agree that the Problem has been resolved.

                     (viii) Interfacing with and coordinating Problem determination and resolution with the appropriate MSDW personnel and third party service providers.

                     (ix) Monitoring Problem status to facilitate Problem closure within defined criteria or escalate in accordance with the escalation procedures defined in established operational procedures;

                     (x) With MSDW's assistance, establishing and maintaining documented Problem prioritization guidelines and escalation procedures.

                     (xi) Using and maintaining operational processes and procedures in accordance with the Procedures Manual.

                     (xii) Maintaining an escalation/notification contact listing of IBM focal points, including names and telephone, pager, fax numbers.

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                      (xiii)  Communicating to the appropriate MSDW personnel on available Services and the procedures for accessing each Service.

                      (xiv) Maintaining a process for logging, tracking and reporting Problem activity, including Problems reported, as well as calls and alerts received.

                      (xv) Providing skilled personnel with appropriate Problem Management capabilities and technical knowledge with respect to the corresponding Equipment and Software and who are able to handle peak Problem volumes. In addition, the Help Desk support staff provided by IBM shall be trained in or otherwise made knowledgeable about new products and services that are developed.

                      (xvi) Holding regularly scheduled status meetings on any unresolved or open Problems.

                      (xvii) The Help Desk and IPSS Production Support Center shall (A) have adequate training to be proficient in understanding the MSDW technical environment and identifying and resolving Problems; and (B) maintain up-to-date contact lists for further escalation of Problems.

                (b) IBM's responsibilities with respect to the Help Desk shall also include the following:

                      (i) Providing, programming and maintaining the automatic call directory Equipment IBM requires to provide the Services.

                      (ii) Providing a systems status recording for in-scope systems with status information such as known major incidents and estimated recovery times.

                      (iii) Maintaining a process for logging, tracking and reporting Problem activity, including Problems reported, calls and alerts received, and calls answered without further escalation. In this regard, IBM shall perform the following functions:

                              (A) Calculate statistics and publish as part of the Monthly Performance Report the number of calls escalated, sources and types of calls and Problems, average time to resolve escalated Problems, number and percentage of calls resolved upon first contact, number and percentage of calls escalated to other departments, percentage of calls resolved upon first contact, and other pertinent call and Problem management information.

                              (B) Analyze call trends, including root cause analysis, and recommend actions to reduce calls to MSDW level 1 help desk support. IBM shall investigate the cause of the Service degradation, take remedial action to resolve or work around, implement proactive measures to avoid such degradations in the future, and report on such Problems with trending analysis.

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

                        (iv) Promptly performing password resets and suspending of IDs for IBM Personnel.

                  (c) IBM's responsibilities with respect to the IPSS Production Support Center shall also include the following:

                        (i) Recycling, starting and stopping devices, performing periodic Problem reviews for root cause analysis and, in conjunction with MSDW, establishing appropriate measures to prevent recurring incidents.

                        (ii) Responding to MSDW for requests for assistance in correcting problems outside of IBM's scope of responsibility if such problems impact the Services.

                  (d) IBM shall provide a single point-of-contact that is available to receive Service requests from MSDW (e.g., MACs requests). As of the Effective Date, this function is not performed by the Help Desk or the IPSS Production Support Center, but rather by a different IBM Service delivery group.

          4.8     Information Security.
                  --------------------

                  IBM shall be responsible for maintaining the security of information in the systems environments and other environments administered by IBM. IBM shall implement an information security approach for validating access authority (other than with respect to MSDW users), and for regularly reviewing authorized access for such authority (including reviewing IBM Personnel access lists to verify that each IBM Personnel user ID having access still requires such access). IBM shall follow security procedures identified by MSDW from time to time provided that if such security procedures would reduce the effectiveness of, or otherwise conflict with the maintenance of, the information security otherwise being provided by IBM:
                  (i) IBM shall notify MSDW of the impact such MSDW identified security procedures would have on the information security then being provided by IBM; and (ii) the Parties will resolve any conflicts in such manner as is agreed upon at the time. IBM's responsibilities with respect to information security shall include the following:

                  (a) Managing and administering access (other than with respect to MSDW users) to the systems, networks, and systems files.

                  (b) Installing, maintaining, updating and implementing the functions and features of logical access controls and system security Software (including the security Software specified in Schedule E), identifying and implementing protection requirements for IBM's operating environment and resources, researching system security problems with MSDW's assistance as necessary, maintaining Data Network access authority other than with respect to MSDW users, performing security audits to confirm that adequate security procedures are in place on an ongoing basis, providing incident investigation support with MSDW's assistance as necessary, and providing Application security advice upon request of MSDW.

                  (c) Deleting inactive logon IDs of IBM Personnel and MSDW users after { * } of non-use of such IDs.

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

                (d) Reviewing, and at the direction of MSDW granting, MSDW-specified group access (including RACF authority required for MSDW to administer the security of MSDW's Applications), and periodically reviewing IBM Personnel system-level authorities and IBM Personnel-group authorities and removing those that are no longer necessary. Except pursuant to Subsection (c) of this Section, IBM will not be responsible for removing MSDW-specified group access authorities unless requested by MSDW. Such responsibilities shall include the following:

                      (i) When provided with MSDW requests to add, modify or delete privileged group user authorities, fulfilling such requests within reasonable time frames designated by MSDW.

                      (ii) Running periodic reports to review and identify IBM Personnel access and logon IDs, as well as MSDW user authorities, that should be removed (e.g., due to inactivity).

                (e) Reviewing information security procedures with MSDW. As part of IBM's obligations set forth in Section 9.4(a) of the Agreement, IBM shall develop and propose (i) security procedures, including physical access strategies and standards, as well as processes and procedures regarding the administration of IBM Personnel IDs and the granting of MSDW privileged user authority, and (ii) a breach of security action plan. Following MSDW's approval of the final Procedures Manual pursuant to Section 9.4(b) of the Agreement, IBM will maintain, implement and with MSDW's approval update such processes, procedures and action plan. IBM shall implement programs to train and maintain the awareness of IBM Personnel as to the existence and importance of such processes, procedures and action plan.

                (f) Developing, implementing, and maintaining a set of automated and manual processes so that MSDW's data access rules, as they are made known to IBM, are not compromised.

                (g) Administrating IBM Personnel user IDs in areas related to the environments for which IBM is responsible. Such responsibility shall include assigning and resetting passwords for IBM Personnel, and creating IBM Personnel user IDs.

                (h) When provided with a user request for access to a remote dial-in facility, responding to such requests within the time frames designated by MSDW.

                (i) Coordinating system password changes for relevant telecommunications technology on a weekly, monthly or quarterly basis, as applicable. IBM shall be responsible for changing and testing IBM Personnel passwords as required.

                (j) Monitoring users of the processing environment for attempted unauthorized access. IBM, with MSDW's participation, shall monitor, review and respond in a timely and appropriate manner to access violations, which response shall include the logging of security alerts and notification of appropriate MSDW personnel.

                (k) Capturing data regarding routine access and exceptions for audit trail purposes, and making such data available to MSDW by means of enabling MSDW to access such data upon request from a database maintained by IBM.

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                (l)   Establishing and administering security violation and
                      unauthorized access attempt report mechanisms, as well as reporting to MSDW other security conditions appropriate for review by MSDW. Where there is a security violation, an unauthorized access attempt, or other such security condition discovered by IBM or made known to IBM, IBM shall: (i) promptly provide a report to MSDW describing such violation or attempt; (ii) initiate corrective actions, with the assistance of MSDW where appropriate, to minimize and prevent reoccurrence to the extent such violation or attempt is within an area under the control of IBM; (iii) recommend corrective actions to MSDW to minimize and prevent reoccurrence to the extent such violation or attempt is not within an area under the control of IBM; and (iv) prepare and retain documentation of investigations of such violation or attempt and provide a copy of such documentation to MSDW.

                (m) Providing read-only access to SMF data to the extent necessary for MSDW to investigate security concerns.

                (n) Implementing security safeguards and providing security mechanisms and tools, which prevent unauthorized access to, and protect the integrity of, the systems, networks, Applications Software, systems files and MSDW Data to the extent under IBM's management. IBM shall provide security access control tools for data, databases, Applications, operating systems, and networks within IBM's management, and maintain such security and access control devices in proper working order.

                (o) Maintaining and administering security databases other than with respect to MSDW users.

                (p) Where possible, restoring information lost or damaged as the result of a security violation.

                (q) Performing security audits of areas under IBM's management to verify that quality security procedures are in place. IBM shall perform periodic audit self assessments for such areas, and provide written responses to both internal and external security audits. IBM shall report audit findings to MSDW for audits conducted jointly by MSDW and IBM.

                (r) In consultation with MSDW or its designees, identifying security risks in areas under IBM's management, and recommending and implementing procedures to minimize such risks. With respect to areas not under IBM's management, advising MSDW of security risks discovered by IBM.

                (s) Supporting processes and procedures to secure the Data Network and protect the confidentiality of MSDW Data, and supporting processes and procedures to secure the Data Network against unauthorized access.

                (t) Managing security for the Data Network, including, (i) providing modem access, (ii) implementing access requests and access rights lists and (iii) managing IDs, passwords, and logons other than with respect to MSDW End Users. IBM shall assure that adequate security is in place to prohibit unauthorized Data Network access.

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

                (u) Establishing and administering procedures to control remote communications to and from the information technology systems holding MSDW's programs and MSDW Data (including Data Network access through the desktop).

                (v) Establishing and administering reasonable procedures and reasonable mechanisms to enable secure Internet/Intranet access including firewall servers and Internet/Intranet development controls designed to produce secure architectures.

                (w) Providing authorized MSDW personnel access to all system audit records for MSDW Data, including those of all IBM Personnel accesses to MSDW Applications, MSDW Data and other MSDW resources. This includes access by RACF system "special" and system "operations".

                (x) Upon request of only authorized personnel designated by MSDW from time to time, activating the system RACF "erase on scratch" parameter for elective use by MSDW's Applications for MSDW Data stored on DASD.

                (y) Advising and including MSDW as appropriate in implementations of new RACF options and new technology directions affecting data security, including but not limited to, APPC (LU6.2) applications and new RACF resource classes.

                (z) Implement new Equipment or Software in the security environment as necessary to comply with Sections 3.4 and
                      16.4 of the Agreement (e.g., enabling individual password security, implementing stronger authentication methodologies).

        4.9     Physical Security.
                -----------------

                IBM shall perform physical security functions (e.g., identification badge controls, alarm responses) at IBM Facilities. IBM's physical security procedures shall, at a minimum, be consistent with standards at well-managed operations performing services similar to the Services. IBM's responsibilities shall include:

                (a)   Providing physical security controls at IBM Facilities;

                (b) Restricting access to the Data Centers to authorized personnel only;

                (c) Protecting Equipment at IBM Facilities from unauthorized access;

                (d) With respect to IPSS Services, (i) implementing controls that protect printed output from unauthorized access while under IBM's control, and (ii) providing secure storage for portable storage media under IBM's control; and

                (e) Utilizing appropriate equipment and system software to implement state-of-the-art security solutions.

        4.10    Management Support and Advice.
                -----------------------------

                (a) IBM shall proactively identify strategies and approaches for future information technology delivery within MSDW that may provide MSDW with competitive advantages. IBM shall provide reasonable assistance to MSDW in setting

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

                      MSDW's technology direction and strategy. IBM shall provide reasonable assistance to MSDW in aligning MSDW's technical architecture with its business and technical strategies.

                (b) Upon MSDW's request, IBM shall reasonably support MSDW in the management and representation of technology product and service offerings to its internal clients.

                (c) IBM shall maintain appropriate levels of industry knowledge in MSDW's business.

                (d) IBM shall maintain appropriate levels of participation and input into forums and conferences, user groups, trade associations, and similar organizations.

                (e) IBM shall provide reasonable access to its knowledge, information and expertise with respect to data processing, data networking and other areas related to the Services and shall provide MSDW with advice and recommendations on such matters upon the reasonable request of MSDW.

        4.11    Training and Education.
                ----------------------

                IBM shall be responsible for maintaining an active and dynamic training and education program designed to further develop and maintain the requisite skills and technical knowledge of personnel assigned by IBM to perform the Services. Without limiting the generality of the foregoing, IBM shall provide MSDW with competent personnel across all areas of the Services over the Term. IBM shall implement an employee training program that will complement this capability and to further develop and maintain the requisite skills and technical knowledge of IBM Personnel assigned to the MSDW account.

        4.12    Chargeback.
                ----------

                (a) IBM will provide MSDW with reasonable and sufficient documentation of its invoiced charges so MSDW can verify those charges. IBM agrees to provide the supporting documentation within { * } following request by MSDW. Such supporting documentation shall include:

                      (i)    record layouts;

                      (ii)   field descriptions;

                      (iii)  calculation methods; and

                      (iv)   data collection methods.

                      IBM agrees that dollar amounts for charges set forth in the supporting documentation will match the dollar amounts for corresponding charges set forth in the applicable invoice.

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

                (b) Any changes that would require MSDW to make modifications to its systems or procedures shall be mutually approved and communicated a minimum of { * } before said changes are made.

                (c) Maintenance procedures shall be established by the Parties so that MSDW may communicate cost center coding changes (to the extent utilized as of the Effective Date) for usage-sensitive billing that will be reflected in subsequent IBM invoices.

                (d) IBM agrees to provide all necessary resources to permit MSDW to secure MSDW's IBM Account System accounts. IBM agrees to make available to MSDW, within { * } of MSDW's request, any new IBM Account System accounts and account information. Upon request of IBM, MSDW will provide necessary information to IBM to enable IBM to establish and maintain all IBM Account System account numbers.

       4.13     Documentation.
                -------------

                IBM shall be responsible for designing, developing and maintaining up-to-date documentation on the Services, including technical and training materials on operations procedures, Equipment and Software provided by IBM; provided that for Third Party Software and Equipment documentation originally generated by the third party vendor, IBM's obligation shall only extend to obtaining and maintaining up-to-date such documentation as is supplied or made available by the third party vendor from time to time. IBM's responsibilities with respect to documentation shall include the following:

                (a) On an ongoing basis, auditing documentation for completeness and accuracy in order to confirm that the documentation is present, organized, readable and updated. Where it is determined that documentation is inaccurate (e.g., erroneous or out of date), IBM shall inform MSDW of any material inaccuracies and correct such documentation or, as applicable, use commercially reasonable efforts to cause the third party vendor responsible for such documentation to provide corrections.

                (b) Providing feature overview and product update documentation for (i) Systems Software whenever new releases are implemented, and (ii) Applications Software that is provided by IBM to provide the Services.

                (c) Providing support, advice and assistance to MSDW consistent with current documentation.

       4.14     Systems Management Controls.
                ---------------------------

                Except as otherwise provided by the Procedures Manual, and without limiting IBM's other responsibilities as set forth in the Agreement, IBM will design, implement, use and administer the following Systems Management Control disciplines as the standard set of procedures for managing the Services:

                (a)   Problem Management. IBM will identify, record, track, and
                      ------------------
                      correct issues impacting Service delivery, recognize recurring problems, address procedural issues and contain or reduce the impact of problems that occur.

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                (b)   Recovery Management. IBM will use pre-defined, documented
                      -------------------
                      recovery procedures required to provide the Services to End-Users in the event of a failure which procedures are designed to anticipate and minimize the impact of systems resource failure, and test such procedures.

                (c)   Capacity Management. IBM will use, maintain, and provide
                      -------------------
                      to MSDW plans to accommodate MSDW's growing or changing business requirements based on (i) IBM monitoring of usage (which information will be provided to MSDW), (ii) IBM's knowledge of MSDW's future plans, and MSDW-provided information about anticipated plans. IBM will demonstrate or provide evidence that they can provide for MSDW's estimates of peak processing requirements by Application. The Parties will meet at least twice annually (or as otherwise reasonably requested by a Party) to review MSDW's business plans to the extent such plans relate to capacity requirements with respect to the Services. IBM is responsible for the development and maintenance of tactical and strategic plans to ensure that the environments used to provide the Services accommodate MSDW's known growing or changing business requirements. MSDW will provide as much notice as is reasonably possible on foreseeable capacity changes to assist IBM's capacity management plans. Additionally, MSDW and IBM will meet at least twice annually to review MSDW business plans as they relate to capacity requirements.

                (d)   Performance Management. IBM will monitor, measure, analyze
                      ----------------------
                      and report systems performance as it compares to the Performance Standards. Where appropriate, IBM will advise MSDW of potential changes to enable system performance improvement.

                (e)   Change Management. Except as otherwise set forth in the
                      -----------------
                      Change Control Procedures, IBM will coordinate the introduction of Equipment and Software changes into the environments used to provide the Services by evaluating the necessity of the change, implementing the change into the production environment, and verifying its successful implementation. Change events within the environment that IBM reasonably anticipates could affect the MSDW business will be subjected to a change review process that includes providing MSDW with prior notice of the proposed changes and obtaining their approval prior to initiating the change.

        4.15    Application Software Standards.
                ------------------------------

                Applications Software provided to IBM for execution will conform to the following standards:

                (a) Applications Software will be tested for compatibility and conformity to mutually agreed upon specifications before it is transferred to IBM;

                (b)   Back-out and recovery procedures will be documented; and

                (c) Applications Software will conform to the mutually agreed upon:

                      (i)    file allocation and naming conventions,

                      (ii)   sysout class,

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                      (iii)  job execution class,

                      (iv)   forms standards,

                      (v)    accounting fields, and

                      (vi)   job name standards.

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

                                 ATTACHMENT A-1

                         Data Network Access Categories

IBM's provision of access to the Data Network in accordance with Article 3 of Schedule A shall include the provision of access and Services described for each access category below based upon the access category and additional options (if any) purchased by MSDW for a particular Data Network segment.

1.   DEDICATED NETWORK ACCESS SERVICE CATEGORIES

     1.1   SNA Dedicated Data Network Access Services.
           ------------------------------------------

           (a)    9.6/14.4 Kbps.
                  -------------

                  (i)     Description of Service.

                          This is an interactive and batch class of service delivered via a circuit. Performance requirements include interactive network performance for host-based Applications, with some interactive batch print to the site. It is typically used for sales or branch offices. An optional switched network backup ("SNBU") service via dial line is available, which enhances availability to the network.

                  (ii)    Components.

                          IBM's provision of this Service shall include the following:

                          (A) a single PU (additional PUs will be provided by IBM pursuant to the applicable pricing set forth in Attachment C-3 of Schedule C);

                          (B)   remote modem or remote limited distance modem;

                          (C)   tributary circuit;

                          (D) master modem, bridge, and access to the Data Network;

                          (E)   configuration support;

                          (F)   Help Desk support; and

                          (G)   Data Network performance support.

                  (iii)   Service Specifications.

                          This service is provided at 9.6 Kbps or 14.4 Kbps and may use an analog bridge configuration at the IBM node via a telco multipoint circuit or via an in-house circuit. Batch traffic performance is limited due to the structure of a shared multi-End User environment; therefore, constant throughput is not achievable by design.

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

                (b)   19.2 Kbps.
                      ---------

                      (i)   Description of Service.

                            This is an interactive and batch class of Service delivered via an analog circuit. Performance requirements include interactive network performance for host-based Applications, with some interactive batch print to the site. Optional SNBU Service via dial line is available, which enhances Availability of PU to the Data Network.

                      (ii)  Components.

                            IBM's provision of this Service shall include the following:

                            (A) a single PU (additional PUs will be provided by IBM pursuant to the applicable pricing set forth in Attachment C-3 of Schedule C);

                            (B)  remote modem or remote limited distance modem;

                            (C) tributary circuit or MSDW-provided in-house circuit;

                            (D) master modem, bridge, and access to the Data Network;

                            (E)  configuration support;

                            (F)  Help Desk support; and

                            (G)  Data Network performance support.

                      (iii) Service Specifications.

                            Service is 19.2 Kbps, to the IBM node via a telco circuit. Batch traffic performance is limited due to the structure of a shared multi-End User environment; therefore, constant throughput is not achievable by design.

                (c)   High-Speed 56 Kbps.
                      ------------------

                      (i)   Description of Service.

                            Interactive and batch class of service to be delivered via a digital circuit. Performance requirements include interactive network performance for host-based Applications, with some interactive batch print to the site.

                      (ii)  Components.

                            IBM's provision of this Service shall include the following:

                            (A) a single PU (additional PUs will be provided by IBM pursuant to the applicable pricing set forth in Attachment C-3 of Schedule C);

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

                             (B)  remote CSU/DSU;

                             (C)  digital circuit-in-house or dedicated;

                             (D) host CSU/DSU -may be replaced with CSU/DSU data sharing device;

                             (E)  access to the Data Network;

                             (F)  configuration support;

                             (G)  Help Desk support; and

                             (H)  Data Network performance support.

                       (iii) Service Specifications.

                             Service is 56 Kbps, via a telco circuit. Batch traffic performance is limited due to the structure of a shared multi-End User environment; therefore, constant throughput is not achievable by design.

          1.2   Optional SNA Services.
                ---------------------

                (a)   2-Wire Switched Network Backup Service ("SNBU 2-Wire").
                      ------------------------------------------------------

                      (i)    Description of Service.

                             Provides dial restoration of an SNA dedicated Data Network access Service to an alternate node. Equipment for this option includes adjunct units to the End-User site modem.

                       (ii)  Components.

                             IBM's provision of this Service shall include the following:

                             (A)  remote SNBU cartridge Equipment on the
                                  existing IBM-provided End User site modem;

                             (B)  measured analog business phone line and usage;

                             (C)  dial-up access to the Data Network;

                             (D) Help Desk Support and regularly scheduled testing by IBM of the SNBU 2-Wire Service; and

                             (E)  A higher Availability commitment by IBM
                                  pursuant to Schedule B.

                       (iii) Service Specifications.

                             SNBU 2-Wire Service includes an analog, 4.8 Kbps, single dial circuit Service provided by IBM. The Data Network access capacity using the

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

                          SNBU 2-Wire Service option is no greater than 4.8 Kbps regardless of the Data Network access capacity of the primary access circuit.

               (b)  4-Wire Switched Network Backup Service ("SNBU 4-Wire").
                    ------------------------------------------------------

                    (i)   Description of Service.

                          Provides dial restoration of an SNA dedicated Data Network access Service to an alternate node. Equipment for this option includes adjunct units to the End-User site modem.

                    (ii)  Components.

                          IBM's provision of this Service shall include the following:

                          (A) remote modem SNBU cartridge Equipment on the existing IBM-provided End User site modem;

                          (B)  measured analog business phone line and usage;

                          (C)  dial-up access to the Data Network;


                          (D) Help Desk support and regularly scheduled testing by IBM of the SNBU 4-Wire Service; and

                          (E) A higher Availability commitment by IBM pursuant to Schedule B.

                    (iii) Service Specifications.

                          SNBU 4-Wire Service includes two (2) analog circuits provided by IBM. The Data Network access capacity using the SNBU 4-Wire Service option is identical to the Data Network access capacity of the primary access circuit.

               (c)  Optional Switched 56 Kbps Back-up Service.
                    ------------------------------------------

                    (i)   Description of Service.

                          Provides restoration of an SNA dedicated Data Network access Service to an alternate node.

                    (ii)  Components.

                          IBM's provision of this Service shall include the following:

                          (A)  Switched 56 Kbps digital circuit and usage;

                          (B)  Switched 56 Kbps-enabled feature on CSU/DSU;

                          (C)  Digital access to the Data Network;

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

                              (D) Help Desk support and regularly scheduled testing by IBM of the Switched 56 Kbps Back-Up Service.

                              (E)  A higher Availability commitment by IBM
                                   pursuant to Schedule B.

                       (iii)  Service Specifications.

                              Provision of this Service includes a digital switched access circuit to the Data Network at a capacity equal to or greater than 56 Kbps.

                (d)    Optional SNA Network Interconnection (SNI) Gateway
                       --------------------------------------------------
                       Service.
                       -------

                       (i)    Description of Service.

                              Provision of this Service includes the physical and logical connection between the Data Network and another MSDW or third party SNA network.

                       (ii)   Components.

                              IBM's provision of this Service shall include the following:

                              (A) remote modem at the access node of the MSDW or third party SNA network with sufficient capacity to support the corresponding SNA dedicated Data Network access Service (as described in Section 1.1 of this Attachment A-1) to which this Service applies;

                              (B) analog dedicated private line circuit and usage;

                              (C) modem interfacing with the Data Network and such private line circuit;

                              (D)  access to the Data Network;

                              (E)  Help Desk support.

                       (iii)  Service Specifications.

                              Provision of this Service includes an analog dedicated access circuit to the Data Network at a capacity up to 56 Kbps that is sufficient to support the corresponding SNA dedicated Data Network access Service (as described in Section
                              1.1 of this Attachment A-1) to which this Service applies.

                (e)    SNA High Volume Sites ("High-Volume Sites").
                       --------------------------------------------

                       (i)    Description of Service.

                              This optional Service provides specifically designed communication links to serve a large number of End-Users at the high-volume site.

--------------------------------------------------------------------------------
Attachment A-1 to Schedule A                               MSDW/IBM CONFIDENTIAL
to Services Agreement                 A1-5                  Final Execution Copy

                (ii)   Components.

                       IBM's provision of this Service for a site shall include the following:

                       (A) a local, dedicated front-end processor that serves
                           the high-volume site;

                       (B) analog and digital circuits and usage for such
                           circuits necessary to support the SNA access requirements of the high-volume site;

                       (C) provisioning of such circuits as necessary to support
                           the SNA access requirements of the high-volume site;

                       (D) access to the Data Network via such circuits;

                       (E) modem and CSU/DSU Equipment as necessary to support
                           the SNA access requirements of the high-volume site;

                       (F) a monthly breakdown of that portion of the Data
                           Network ASC that is applicable for each of the individual High-Volume Sites using a methodology that is consistent with that used to develop the Data Network ASC; and

                       (G) Help Desk support.

                (iii)  Service Specifications.

                       High Volume Sites are each custom designed and implemented to support the SNA access requirements of the high-volume site.

               The following are the High-Volume Sites that exist as of the Effective Date and their respective configurations as of the Effective Date:

               (iv)    Discover Card Services, Inc.:

                       (A) { * } = one (1) 3745 front-end processor, two (2)
                           128Kbps circuits, three (3) 64Kbps circuits;

                       (B) { * } = one (1) 3745 front-end processor, two (2)
                           128Kbps circuits, three (3) 64Kbps circuits;

                       (C) { * } = four (4) 3745 front-end processors, three (3)
                           256Kbps circuits, two (2) 192Kbps circuits, one (1) 128Kbps circuit, one (1) 128Kbps circuit (inhouse), one (1) 256Kbps circuit (inhouse);

                       (D) { * } = two (2) 3745 front-end processors, four (4)
                           168Kbps circuits, one (1) 128Kbps circuit, two (2) 64Kbps circuits;

                       (E) { * } = one (1) 3745 front-end processor, two (2)
                           128Kbps circuits, two (2) 64Kbps circuits;

--------------------------------------------------------------------------------
Attachment A-1 to Schedule A                               MSDW/IBM CONFIDENTIAL
to Services Agreement                 A1-6                  Final Execution Copy

                             (F) { * } = one (1) 3745 front end processor, three (3) 128Kbps circuits, four (4) 64Kbps circuits;

                             (G) { * } = two (2) 3745 front-end processors (connected by two (2) channel circuits), four
                                  (4) 256 Kbps circuits;

                     (v)     { * } = two (2) 3745 front-end processors, seven
                             (7) 128Kbps circuits, one (1) 128Kbps circuit (inhouse);

                     (vi)    { * } = three (3) 3745 front-end processors, two
                             (2) 1,544 Kbps circuits, two (2) 256Kbps circuits;

                     (vii) { * } = two (2) 3745 front-end processors, four (4) 1,544 Kbps circuits.

                     Additional High-Volume Sites may be added by MSDW subject to the applicable pricing set forth in Schedule C.

          1.3  Multiprotocol Network ("MPN") Dedicated Data Network Access
               -----------------------------------------------------------
               Services.
               --------

               (a)   Description of Service.

                     IBM provides MPN services. These configurations typically consist of routers on high-speed digital circuits.

               (b)   Components.

                     IBM's provision of this Service shall include the following:

                     (i) router with appropriate configuration to satisfy multiprotocol requirements;

                     (ii)    remote CSU/DSU;

                     (iii)   digital circuit ranging from 56 Kbps to T-1;

                     (iv)    host CSU/DSU;

                     (v) access to backbone MPN Network via router at host location;

                     (vi)    configuration support;

                     (vii)   Help Desk support; and

                     (viii)  Data Network performance support.

               (c)   Service Specifications.

                     Access capacity for this Service ranges from 56 Kbps to
                     1.54 Mbps (DS-1) (depending upon the access capacity selected by MSDW), using routers of various capacities as MSDW's requirements dictate.

          1.4  Frame-Relay Dedicated Data Network Access Services.
               --------------------------------------------------

--------------------------------------------------------------------------------
Attachment A-1 to Schedule A                               MSDW/IBM CONFIDENTIAL
to Services Agreement                 A1-7                  Final Execution Copy

                (a)   Description of Service.

                      As part of IBM's provision of MDNS, IBM will provide access and connectivity to IBM's frame relay-based managed Data Network. IBM will provide network design guidance, installation management and network management, as well as a single interface for dealing with network components and component suppliers. IBM will provide the necessary MDNS configurations for TCP/IP, multiprotocol or SNA network environments. MDNS components are provisioned and managed by IBM over IBM's frame relay infrastructure, resulting in secure, high speed, cost effective, managed connectivity.

                (b)   Components.

                      IBM's provision of this Service shall include the following:

                      (i) Private virtual circuits (PVCs) and appropriate protocol configurations to satisfy MSDW's TCP/IP, Multi-protocol or SNA-based requirements;

                      (ii)    remote CSU/DSU;

                      (iii) managed access connections from 56 Kbps to 1.54 Mbps (DS-1), as selected by MSDW;

                      (iv)    host CSU/DSU;

                      (v) access to backbone MDNS frame-relay network via routers or frame switches at host and remote locations;

                      (vi)    configuration support;

                      (vii)   7 x 24 proactive monitoring by the Help Desk;

                      (viii) Data Network performance and capacity management in accordance with the Agreement; and

                      (ix) Change management in accordance with the Agreement.

                (c)   Service Specifications.

                      Access capacity for this Service ranges from 56 Kbps to
                      1.54 Mbps (DS-1) (depending upon the access capacity selected by MSDW) using routers and switches of various capacities as MSDW's requirements dictate.

--------------------------------------------------------------------------------
Attachment A-1 to Schedule A                               MSDW/IBM CONFIDENTIAL
to Services Agreement                 A1-8                  Final Execution Copy

2.   SWITCHED NETWORK ACCESS SERVICE CATEGORIES

     IBM will provide switched line access to Applications through the use of telephone dial facilities. This Service will permit asynchronous terminal emulation and synchronous data link control ("SDLC") access capability. Security to this dial-up Service shall be provided through the use of Service Manager ("SM") which provide user identification and password restriction to access. Specific offerings are described in detail below.

     2.1   SNA Dial via 1-800-number.
           -------------------------

           (a)   Description of Service.

                 This is dial service via a 1-800-number using SNA protocol on a terminal (typically an informer) or PC with SDLC card and emulation. MSDW is required to order an XID Network definition from IBM, and to supply an access password through the Service Manager (SM) product in order to access the Data Network.

           (b)   Components.

                 IBM's provision of this Service shall include the following:

                 (i)   XID definition;

                 (ii)  master site modem;

                 (iii) 3745 port;

                 (iv)  IBM-supplied 1-800-number service; and

                 (v)   backbone usage from IBM Data Center to host Application.

           (c)   Service Specifications.

                 Throughput of switched services varies, based upon the quality of local telco service. Ports are generally sufficient for all End Users who desire access. Availability of ports is monitored.

     2.2   SNA Dial via 950-number.
           -----------------------

           (a)   Description of Service.

                 This is dial service via a 950-number using SNA protocol on a terminal (typically an Informer) or PC with SDLC card and emulation. MSDW is required to order an XID Network definition from IBM, and to supply an access password through the Service Manager ("SM") product in order to access the Data Network.

           (b)   Components.

                 IBM's provision of this Service shall include the following:

--------------------------------------------------------------------------------
Attachment A-1 to Schedule A                               MSDW/IBM CONFIDENTIAL
to Services Agreement                 A1-9                  Final Execution Copy

                    (i)   XID definition;

                    (ii)  master site modem;

                    (iii) 3745 port;

                    (iv)  IBM-supplied 950-number service; and

                    (v) backbone Data Network usage from 950 access point to host Application

               (c)  Service Specifications.

                    Throughput of switched services varies, based upon the quality of local telco service. Ports are usually sufficient for End-Users who desire access. Availability of ports is monitored; however, availability of ports is less closely monitored than for 1-800 dial service, which is used by MSDW if 950 service is saturated.

        2.3    Asynchronous Dial via 1-800-number.
               ----------------------------------

               (a)  Description of Service.

                    This is dial service via a 1-800-number using an asynchronous protocol on a terminal or PC with asynchronous terminal emulation. Asynchronous protocol is converted to SNA via 3708 protocol converters. MSDW will supply an access password through the Service Manager (SM) product in order to access the Data Network.

               (b)  Components.

                    IBM's provision of this Service shall include the following:

                    (i)   master site modem;

                    (ii)  3745 port;

                    (iii) IBM-supplied 1-800-number service; and

                    (iv) backbone Data Network usage from IBM Data Center to host Application.

               (c)  Service Specifications.

                    Throughput of switched services varies, based upon the quality of local telco service. Ports are generally sufficient for all End-Users who desire access. Availability of ports is monitored.

--------------------------------------------------------------------------------
Attachment A-1 to Schedule A                               MSDW/IBM CONFIDENTIAL
to Services Agreement                 A1-10                 Final Execution Copy

        2.4    Asynchronous Dial via IBM Passport.
               ----------------------------------

               (a)    Description of Service.

                      Dial service via a 1-800-number or local access numbers using asynchronous protocol on a PC with IBM Passport Software (a 3270 emulator for the PC which provides high performance communication in asynchronous mode using the Data Network). The End User is required to supply an access password through the Service Manager (SM) product in order to access the Data Network. IBM will perform SM administration.

               (b)    Components.

                      IBM's provision of this Service shall include the following:

                      (i)   IBM Passport IN Gateway configuration;

                      (ii)  IBM-supplied 1-800-number service; and

                      (iii) Backbone Data Network usage from IN gateway location to host Application.

               (c)    Service Specifications.

                      Throughput of switched services varies, based upon the quality of local telco service. Ports are generally sufficient for all End-Users who desire access. Availability of ports is monitored.

        2.5    Bisynchronous Dial Access for EDI Services.
               ------------------------------------------

               (a)    Description of Service.

                      This is a dial service using bisynchronous ("BSC") protocol for electronic data interchange (EDI) transmissions.

               (b)    Components.

                      IBM's provision of this Service shall include the following:

                      (i)   master site modem;

                      (ii)  3745 port;

                      (iii) IBM-supplied 1-800-number service; and

                      (iv) Backbone Data Network usage to transfer data to EDI mailbox.

               (c)    Service Specifications.

                      Throughput of switched services varies, based upon the quality of local telco service.

--------------------------------------------------------------------------------
Attachment A-1 to Schedule A                               MSDW/IBM CONFIDENTIAL
to Services Agreement                 A1-11                 Final Execution Copy

        2.6   Asynchronous or Dial Access for EDI Services.
              --------------------------------------------

             (a)    Description of Service.

                    This is dial service using asynchronous protocol for electronic data interchange (EDI) transmissions.

             (b)    Components.

                    IBM's provision of this Service shall include the following:

                    (i)   master site modem;

                    (ii)  3745 port;

                    (iii) IBM-supplied 1-800-number service; and

                    (iv) Backbone Data Network usage to transfer data to EDI mailbox.

             (c)    Service Specifications.

                    Throughput of switched services varies, based upon the quality of local telco service.

--------------------------------------------------------------------------------
Attachment A-1 to Schedule A                               MSDW/IBM CONFIDENTIAL
to Services Agreement                 A1-12                 Final Execution Copy

                                 ATTACHMENT A-2

                             Responsibility Matrices

1.     Introduction and Definitions

       1.1    Introduction.
              ------------

              The matrices contained in this Attachment A-2 are intended to describe various roles and responsibilities of the Parties with respect to certain IPSS Services and Data Network Services, which are defined elsewhere in the Agreement. In the event of a conflict between the allocation of roles and responsibilities set forth in this Attachment A-2 and any other portion of the Agreement, such conflict shall be resolved in accordance with the order of precedence set forth in Section 22.15 of the Agreement.

       1.2    Definitions.
              -----------

              The following terms shall have the corresponding meanings set forth in this Section only for the purposes of this Attachment A-2:

              (a) "Perform" means that the applicable Party has primary
                  responsibility and ownership for ensuring that the corresponding work is completed in accordance with the Agreement.

              (b) "Assist" means that the applicable Party has secondary responsibility which includes the contribution of skill, resources and/or tools to complete the corresponding task(s) in accordance with the Agreement.

              (c) "Requirements" means that the applicable Party defines technical specifications, workload estimates and/or alternative evaluation for the corresponding work.

              (d) "Approve" means that the applicable Party approves workload definition and resource implications.

--------------------------------------------------------------------------------
Attachment A-2 to Schedule A                               MSDW/IBM CONFIDENTIAL
to Services Agreement                 A2-1                  Final Execution Copy

2.   IPSS SERVICES RESPONSIBILITY MATRICES

--------------------------------------------------------------------------------------------
                                                                          RESPONSIBILITY
                                                                        --------------------
                          COMPUTER OPERATIONS                             IBM      MSDW
--------------------------------------------------------------------------------------------
Operate console                                                           { * }
--------------------------------------------------------------------------------------------
Mount tapes                                                               { * }
--------------------------------------------------------------------------------------------
Print forms                                                               { * }
--------------------------------------------------------------------------------------------
Recovery restart  (recovery management for multi step jobs)               { * }   { * }
--------------------------------------------------------------------------------------------
Document operations procedures for existing applications                          { * }
--------------------------------------------------------------------------------------------
Document operations procedures for new applications                               { * }
--------------------------------------------------------------------------------------------
Provide Job accounting statistics                                         { * }
--------------------------------------------------------------------------------------------
Hardware planning and installation
--------------------------------------------------------------------------------------------
- Define and maintain business process documents                          { * }
--------------------------------------------------------------------------------------------
- Technology input and review                                             { * }   { * }
--------------------------------------------------------------------------------------------
- Hardware facilities requirements planning                               { * }
--------------------------------------------------------------------------------------------
Capacity management
--------------------------------------------------------------------------------------------
- Define and maintain business process documents                          { * }
--------------------------------------------------------------------------------------------
- Define and communicate application plans and requirements                      { * }
--------------------------------------------------------------------------------------------
- Monitor Capacity & recommend solutions                                  { * }
--------------------------------------------------------------------------------------------
Performance management
--------------------------------------------------------------------------------------------
- Define service level requirements                                       { * }   { * }
--------------------------------------------------------------------------------------------
- Define and maintain business process documents                          { * }
--------------------------------------------------------------------------------------------
- Measure and analyze system performance                                  { * }
--------------------------------------------------------------------------------------------
- Measure and analyze application performance, except as otherwise        { * }   { * }
specified in the Agreement
--------------------------------------------------------------------------------------------
- Implement system improvement programs                                   { * }
--------------------------------------------------------------------------------------------
- Implement application improvement programs                              { * }   { * }
--------------------------------------------------------------------------------------------
Change management
--------------------------------------------------------------------------------------------
- Define and maintain business process documents                          { * }
--------------------------------------------------------------------------------------------
- Provide change requirements for Application installs and upgrades       { * }   { * }
--------------------------------------------------------------------------------------------
- Provide change requirements for Systems Software                        { * }   { * }
--------------------------------------------------------------------------------------------
- Conduct change management meeting                                       { * }
--------------------------------------------------------------------------------------------
- Promote changes to production                                           { * }   { * }
--------------------------------------------------------------------------------------------
- Report on change success                                                { * }
--------------------------------------------------------------------------------------------
- Follow up & resolve identified problem areas                            { * }   { * }
--------------------------------------------------------------------------------------------
Problem management
--------------------------------------------------------------------------------------------
- Define and maintain business process documents                          { * }
--------------------------------------------------------------------------------------------
- Record problems                                                         { * }
--------------------------------------------------------------------------------------------
- Distribute to support groups for resolution (system related)            { * }
--------------------------------------------------------------------------------------------
- Track problem through to resolution (system related)                    { * }
--------------------------------------------------------------------------------------------
- Gain customer concurrence with problem resolution/closure (system       { * }   { * }
related)
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Attachment A-2 to Schedule A to                            MSDW/IBM CONFIDENTIAL
Services Agreement                    A2-2                  Final Execution Copy

----------------------------------------------------------------------------------------------
                                                                             RESPONSIBILITY
                                                                         ---------------------
                             COMPUTER OPERATIONS                           IBM       MSDW
----------------------------------------------------------------------------------------------

- Provide Trend analysis & develop action plans to resolve problems       { * }
(system related)
----------------------------------------------------------------------------------------------
Provide Tape Management
----------------------------------------------------------------------------------------------
- Provide tape library management                                         { * }
----------------------------------------------------------------------------------------------
- Provide tape mount support                                              { * }
----------------------------------------------------------------------------------------------
- Send backups to  designated off-site tape storage facility and          { * }
retrieve as required
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                                             RESPONSIBILITY
                                                                         ---------------------
                           PRODUCTION CONTROL                             IBM        MSDW
----------------------------------------------------------------------------------------------
Data preparation (Setup & define job data requirements)                           { * }
----------------------------------------------------------------------------------------------
Resolve scheduling conflicts                                              { * }   { * }
----------------------------------------------------------------------------------------------
Define schedules                                                                  { * }
----------------------------------------------------------------------------------------------
Define job streams                                                                { * }
----------------------------------------------------------------------------------------------
Write standards and procedures (JCL, promotion, etc.)
----------------------------------------------------------------------------------------------
- Define requirements and standards                                       { * }   { * }
----------------------------------------------------------------------------------------------
- Promote to production                                                   { * }   { * }
----------------------------------------------------------------------------------------------
Batch test schedule (Application)
----------------------------------------------------------------------------------------------
- Define test system requirements                                         { * }   { * }
----------------------------------------------------------------------------------------------
- Develop test schedule                                                           { * }
----------------------------------------------------------------------------------------------
- Schedule available time and confirm with customer                       { * }
----------------------------------------------------------------------------------------------
- Execute test                                                                    { * }
----------------------------------------------------------------------------------------------
- Initiate and track problem report (balancing error)                             { * }
----------------------------------------------------------------------------------------------
- Track batch problem (ABENDS & Reruns)                                           { * }
----------------------------------------------------------------------------------------------
- Report problem resolution statistics                                            { * }
----------------------------------------------------------------------------------------------
- Preparation of run parameters                                                   { * }
----------------------------------------------------------------------------------------------
Batch production schedule (OPC)
----------------------------------------------------------------------------------------------
- Scheduler input                                                                 { * }
----------------------------------------------------------------------------------------------
- Scheduler updates                                                       { * }
----------------------------------------------------------------------------------------------
- Execution                                                               { * }
----------------------------------------------------------------------------------------------
Batch schedule (non-production / non-OPC)
----------------------------------------------------------------------------------------------
- Scheduler input                                                                 { * }
----------------------------------------------------------------------------------------------
- Scheduler updates                                                               { * }
----------------------------------------------------------------------------------------------
- Execution                                                                       { * }
----------------------------------------------------------------------------------------------
Special forms inventory
----------------------------------------------------------------------------------------------
- Ordering                                                                        { * }
----------------------------------------------------------------------------------------------
- Data center inventory management                                        { * }
----------------------------------------------------------------------------------------------
Report Distribution (Output Services)
----------------------------------------------------------------------------------------------
- Print Insertion                                                         { * }
----------------------------------------------------------------------------------------------
 - Preparation of on-line reports (e.g., RMDS, SAR)                       { * }
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Attachment A-2 to Schedule A to                            MSDW/IBM CONFIDENTIAL
Services Agreement                    A2-3                  Final Execution Copy

---------------------------------------------------------------------------------------------
                                                                           RESPONSIBILITY
                                                                       ----------------------
                          PRODUCTION CONTROL                              IBM         MSDW
---------------------------------------------------------------------------------------------
  - Manage courier contract                                                       { * }
---------------------------------------------------------------------------------------------
  - Report/microfiche distribution preparation                           { * }
---------------------------------------------------------------------------------------------
  - Report/microfiche distribution (courier set-up/charges)                       { * }
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                           RESPONSIBILITY
                                                                        ---------------------

                          OPERATIONS ANALYSIS                             IBM         MSDW
---------------------------------------------------------------------------------------------

 Production application installation
---------------------------------------------------------------------------------------------
 - Acceptance testing                                                             { * }
---------------------------------------------------------------------------------------------
 - Verification process                                                           { * }
---------------------------------------------------------------------------------------------
 - Actual installation                                                   { * }    { * }
---------------------------------------------------------------------------------------------
Establish JCL standards and procedures analysis                          { * }    { * }
---------------------------------------------------------------------------------------------
Create JCL                                                                        { * }
---------------------------------------------------------------------------------------------
Systems documentation
---------------------------------------------------------------------------------------------
 - Set-up                                                                { * }
---------------------------------------------------------------------------------------------
 - Dependencies                                                          { * }
---------------------------------------------------------------------------------------------
 - Initiation                                                            { * }
---------------------------------------------------------------------------------------------
 - Recovery                                                              { * }
---------------------------------------------------------------------------------------------
System security subsystems (i.e., CICS, TSO, RACF)
---------------------------------------------------------------------------------------------
 - Administration                                                        { * }    { * }
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                           RESPONSIBILITY
                                                                        ---------------------
                          TECHNICAL SERVICES                              IBM         MSDW
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
System control program installation & maintenance                        { * }
---------------------------------------------------------------------------------------------
System monitoring                                                        { * }
---------------------------------------------------------------------------------------------

Subsystem installation & maintenance (i.e., CICS, TSO, RACF)             { * }
---------------------------------------------------------------------------------------------

Program products installation & maintenance                              { * }
---------------------------------------------------------------------------------------------
Performance Tuning
---------------------------------------------------------------------------------------------
 - Systems                                                               { * }
---------------------------------------------------------------------------------------------
 -  Applications                                                         { * }    { * }
---------------------------------------------------------------------------------------------
Trouble shooting / problem resolution for system program products        { * }
---------------------------------------------------------------------------------------------
Trouble shooting / problem resolution for   proprietary application      { * }    { * }
products
---------------------------------------------------------------------------------------------
Back-up / recovery procedures (system)                                   { * }
---------------------------------------------------------------------------------------------
Back-up / recovery procedures (application)                              { * }    { * }
---------------------------------------------------------------------------------------------
CICS
---------------------------------------------------------------------------------------------
Technical guidance regarding products/systems selection                  { * }
---------------------------------------------------------------------------------------------
System control program installation & maintenance                        { * }
---------------------------------------------------------------------------------------------
System monitoring                                                        { * }
---------------------------------------------------------------------------------------------
Performance tuning
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Attachment A-2 to Schedule A to                            MSDW/IBM CONFIDENTIAL
Services Agreement                    A2-4                  Final Execution Copy

----------------------------------------------------------------------------------------
                                                                         RESPONSIBILITY
                                                                        ----------------
                             TECHNICAL SERVICES                          IBM       MSDW
----------------------------------------------------------------------------------------

 -- Systems Software                                                     { * }
----------------------------------------------------------------------------------------
 -- Application Software                                                 { * }   { * }
----------------------------------------------------------------------------------------
Troubleshooting/problem resolution                                       { * }
----------------------------------------------------------------------------------------
Back-up/recovery procedures (production copies only)                     { * }
----------------------------------------------------------------------------------------
CICS Test Regions, except as otherwise provided in the Agreement                 { * }
(including SSAs and any NSAs)
----------------------------------------------------------------------------------------
MQ Series
----------------------------------------------------------------------------------------
Technical guidance regarding products/systems selection                  { * }
----------------------------------------------------------------------------------------
System control program installation & maintenance                        { * }
----------------------------------------------------------------------------------------
Create and configure Queue Manager and Channel Initiators                { * }
----------------------------------------------------------------------------------------
System monitoring                                                        { * }
----------------------------------------------------------------------------------------
Performance tuning
----------------------------------------------------------------------------------------
 -- Systems Software                                                     { * }
----------------------------------------------------------------------------------------
 -- Application Software                                                 { * }   { * }
----------------------------------------------------------------------------------------
Troubleshooting/problem resolution                                       { * }
----------------------------------------------------------------------------------------
Back-up/recovery procedures (production copies only)                     { * }
----------------------------------------------------------------------------------------
Recover Queue Manager on System Failures                                 { * }
----------------------------------------------------------------------------------------
MQ Series Test Environment, except as otherwise provided in the                  { * }
Agreement (including SSAs and any NSAs)
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                                       RESPONSIBILITY
                                                                       ----------------
                   MAINFRAME DATA BASE ADMINISTRATION                  IBM        MSDW
----------------------------------------------------------------------------------------
Data modeling                                                                    { * }
----------------------------------------------------------------------------------------
Logical data base design                                                         { * }
----------------------------------------------------------------------------------------
Database reorgs & image copies                                                   { * }
----------------------------------------------------------------------------------------
Physical data base design                                                        { * }
----------------------------------------------------------------------------------------
Physical data base review / support                                              { * }
----------------------------------------------------------------------------------------
User access (views, copy members)                                                { * }
----------------------------------------------------------------------------------------
DB2 System Security                                                      { * }
----------------------------------------------------------------------------------------
DB2 capacity planning                                                    { * }   { * }
----------------------------------------------------------------------------------------
DB2 performance management                                               { * }   { * }
----------------------------------------------------------------------------------------
DB2 performance utilization tracking                                     { * }   { * }
----------------------------------------------------------------------------------------
Provide Back-up/recovery procedures (DB2 System)                         { * }
----------------------------------------------------------------------------------------
Provide Back-up/recovery procedures (Application Tables)                         { * }
----------------------------------------------------------------------------------------
DB2 troubleshooting / problem resolution
----------------------------------------------------------------------------------------
 - Provide on call  support related to DB2 sub system                    { * }
----------------------------------------------------------------------------------------
 - Identify and resolve Application database problems                    { * }   { * }
----------------------------------------------------------------------------------------
 - Identify and resolve system and subsystem database problems           { * }
----------------------------------------------------------------------------------------
Monitor DB2 system and databases
----------------------------------------------------------------------------------------
 - Monitor system performance                                            { * }
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Attachment A-2 to Schedule A to                            MSDW/IBM CONFIDENTIAL
Services Agreement                    A2-5                  Final Execution Copy

-----------------------------------------------------------------------------------------------------------------
                                                                                           RESPONSIBILITY
                                                                                ---------------------------------
                    MAINFRAME DATA BASE ADMINISTRATION                                 IBM                MSDW
-----------------------------------------------------------------------------------------------------------------
 - Monitor database and application performance                                                           { * }
-----------------------------------------------------------------------------------------------------------------
 - Recommend system changes to prevent degradation                                    { * }               { * }
-----------------------------------------------------------------------------------------------------------------
 - Monitor and manage system resources (i.e., DASD, CPU) in support of                { * }
DB2 databases
-----------------------------------------------------------------------------------------------------------------
Develop procedures and processes to ensure data integrity and                                             { * }
recoverability for  DB2 databases
-----------------------------------------------------------------------------------------------------------------
Provide support to application development
-----------------------------------------------------------------------------------------------------------------
 - Adding and/or changing resources (i.e., DB2 databases, transactions,                                   { * }
application programs, terminals, etc.) to systems
-----------------------------------------------------------------------------------------------------------------
 - Make changes to existing  DB2 databases                                                                { * }
-----------------------------------------------------------------------------------------------------------------
 - Create new databases                                                               { * }               { * }
-----------------------------------------------------------------------------------------------------------------
 - Modify existing and/or creating new procedures, utilities, and/or jobs                                 { * }
to support changes to existing systems, databases and/or new databases
-----------------------------------------------------------------------------------------------------------------
Fourth generation language maintenance support (i.e., QMF, CSP, etc.)                 { * }
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                           RESPONSIBILITY
                                                                                ---------------------------------
                     DATA CENTER FAILURE RECOVERY                                      IBM
-----------------------------------------------------------------------------------------------------------------
Data Center Machine failure recovery                                                  { * }
-----------------------------------------------------------------------------------------------------------------
Fix Data Center Machine failures                                                      { * }
-----------------------------------------------------------------------------------------------------------------
Fix Systems Software failures                                                         { * }
-----------------------------------------------------------------------------------------------------------------
Fix IBM Applications Software failures                                                { * }
-----------------------------------------------------------------------------------------------------------------
Fix MSDW Applications Software failures                                                                   { * }
-----------------------------------------------------------------------------------------------------------------
End User Machine failure recovery (Hardware & Programs, not data)                                         { * }
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                           RESPONSIBILITY
                                                                                ---------------------------------
                    DATA CENTER DISASTER RECOVERY                                      IBM
-----------------------------------------------------------------------------------------------------------------
Develop & maintain a disaster recovery plan as outlined in IGS                        { * }
Contingency Bulletins
-----------------------------------------------------------------------------------------------------------------
Develop & maintain a disaster recovery plan as outlined in MSDW ACP                                       { * }
(Application Contingency Plan)
-----------------------------------------------------------------------------------------------------------------
Coordinate disaster recovery testing for the Services and report results              { * }
-----------------------------------------------------------------------------------------------------------------
Perform disaster recovery testing for MSDW Applications                               { * }               { * }
-----------------------------------------------------------------------------------------------------------------
Perform disaster recovery testing for the Services                                    { * }
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                           RESPONSIBILITY
                                                                                ---------------------------------
                     SERVICE LEVEL PERFORMANCE                                         IBM                MSDW
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Provide Service Level Management
-----------------------------------------------------------------------------------------------------------------
 - Provide monthly reports on service level attainment for agreed to                  { * }
service levels
-----------------------------------------------------------------------------------------------------------------
 - Write and maintain service level agreements with  MSDW                             { * }               { * }
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Attachment A-2 to Schedule A to                            MSDW/IBM CONFIDENTIAL
Services Agreement                    A2-6                  Final Executive Copy

------------------------------------------------------------------------------------------------------------------
                     MAINFRAME LOGICAL ACCESS CONTROL                                  RESPONSIBILITY
                                                                          ----------------------------------------
                                                                                  IBM                MSDW
------------------------------------------------------------------------------------------------------------------
Install, maintain and upgrade new or existing data access control         { * }               { * }
software
------------------------------------------------------------------------------------------------------------------
Identify the protection requirements for operating system resources       { * }
------------------------------------------------------------------------------------------------------------------
Identify the protection requirements for application resources                                { * }
------------------------------------------------------------------------------------------------------------------
Identify the protection requirements for   End User data                                      { * }
------------------------------------------------------------------------------------------------------------------
Establish, change, deactivate and remove logon IDs, associated access     { * }
authorities and reset passwords for IBM employees
------------------------------------------------------------------------------------------------------------------
Establish, change, deactivate and remove logon IDs, associated access                         { * }
authorities and reset passwords for MSDW employees
------------------------------------------------------------------------------------------------------------------
Periodically review IBM logon IDs and remove those for which management   { * }
authorization no longer exists
------------------------------------------------------------------------------------------------------------------
Periodically review MSDW logon IDs and remove those for which management                      { * }
authorization no longer exists
------------------------------------------------------------------------------------------------------------------
Review, approve and grant requests for MSDW privileged user authorities   { * }               { * }
------------------------------------------------------------------------------------------------------------------
Periodically review privileged user authorities and remove those which    { * }               { * }
are no longer needed
------------------------------------------------------------------------------------------------------------------
Logs & alerts monitoring & response, incident investigation and security  { * }
audits for IBM users
------------------------------------------------------------------------------------------------------------------
Logs & alerts monitoring & response, incident investigation and security                      { * }
audits for MSDW users
------------------------------------------------------------------------------------------------------------------
Revoke unused IDs after one hundred eighty (180) days                     { * }
------------------------------------------------------------------------------------------------------------------


3.   DATA NETWORK SERVICES RESPONSIBILITY MATRICES

-----------------------------------------------------------------------------------------------------------------
                                                                                     Responsibility
                                                                        -----------------------------------------
                         DATA NETWORK SERVICES                                  IBM                 MSDW
-----------------------------------------------------------------------------------------------------------------
Data Network Operations
-----------------------------------------------------------------------------------------------------------------
Monitor WAN systems                                                     { * }
-----------------------------------------------------------------------------------------------------------------
Provide network maintenance coordination                                { * }
-----------------------------------------------------------------------------------------------------------------
Perform preventive maintenance on the IBM Network                       { * }
-----------------------------------------------------------------------------------------------------------------
Provide connectivity to MSDW locations from IBM Data Center             { * }
-----------------------------------------------------------------------------------------------------------------
Resolve network problems                                                { * }
-----------------------------------------------------------------------------------------------------------------
Provide network statistical reporting                                   { * }
-----------------------------------------------------------------------------------------------------------------
Provide connectivity between MSDW locations                             { * }
-----------------------------------------------------------------------------------------------------------------
Data Network Management
-----------------------------------------------------------------------------------------------------------------
Manage and operate the  Help Desk                                       { * }
-----------------------------------------------------------------------------------------------------------------
Problem determination on circuits/hardware                              { * }
-----------------------------------------------------------------------------------------------------------------
Network maintenance and maintenance vendor contracts                    { * }
-----------------------------------------------------------------------------------------------------------------
Vendor dispatch(e.g. maintenance)                                       { * }
-----------------------------------------------------------------------------------------------------------------
FCC regulatory compliance, license fees and license management          { * }
-----------------------------------------------------------------------------------------------------------------

Attachment A-2 to Schedule A to                            MSDW/IBM CONFIDENTIAL
Services Agreement                     A2-7                 Final Execution Copy

-----------------------------------------------------------------------------------------------------------------
                                                                                           Responsibility
                                                                                ---------------------------------
                    DATA NETWORK SERVICES                                              IBM                MSDW
-----------------------------------------------------------------------------------------------------------------
Network Engineering
-----------------------------------------------------------------------------------------------------------------
Determine network implementation plan                                                 { * }               { * }
-----------------------------------------------------------------------------------------------------------------
Oversee 3rd party work in implementing new network                                    { * }               { * }
-----------------------------------------------------------------------------------------------------------------
Provide and define enterprise network architecture as it applies to                   { * }               { * }
the Services
-----------------------------------------------------------------------------------------------------------------
Data Network design
-----------------------------------------------------------------------------------------------------------------
Define Data Network project  roll out requirements                                    { * }               { * }
-----------------------------------------------------------------------------------------------------------------
Define Data Network project planning                                                  { * }
-----------------------------------------------------------------------------------------------------------------
Network Control and Connectivity
-----------------------------------------------------------------------------------------------------------------
Monitor physical connections on Data Network                                          { * }
-----------------------------------------------------------------------------------------------------------------
Monitor logical connections on Data Network                                           { * }
-----------------------------------------------------------------------------------------------------------------
Estimate necessary wide area network bandwidth                                        { * }
-----------------------------------------------------------------------------------------------------------------
Provide initial capacity for network bandwidth                                        { * }
-----------------------------------------------------------------------------------------------------------------
Following the Transition Period, be responsible for the network                       { * }
bandwidth
-----------------------------------------------------------------------------------------------------------------
Provide business, applications and End User data network requirements                                     { * }
-----------------------------------------------------------------------------------------------------------------
Provide redundant connections as required                                             { * }
-----------------------------------------------------------------------------------------------------------------
Network Provisioning
-----------------------------------------------------------------------------------------------------------------
Procure network equipment                                                             { * }
-----------------------------------------------------------------------------------------------------------------
Provide wide area network bandwidth necessary to provide Services                     { * }
-----------------------------------------------------------------------------------------------------------------
Maintain network equipment                                                            { * }
-----------------------------------------------------------------------------------------------------------------
Network Software Configuration
-----------------------------------------------------------------------------------------------------------------
Configure WAN Router Software to support network/customer requirements                { * }
-----------------------------------------------------------------------------------------------------------------
Configure Netview Software to support network/customer requirements                   { * }
-----------------------------------------------------------------------------------------------------------------
Configure VTAM Software to support network/customer requirements                      { * }
-----------------------------------------------------------------------------------------------------------------
Configure NCP Software to support network/customer requirements                       { * }
-----------------------------------------------------------------------------------------------------------------
Configure Firewall Software to support network/customer requirements                  { * }
-----------------------------------------------------------------------------------------------------------------
Data Network Software Support
-----------------------------------------------------------------------------------------------------------------
Install and maintain WAN router software at supported release levels                  { * }
-----------------------------------------------------------------------------------------------------------------
Install and maintain Netview software at supported release levels                     { * }
-----------------------------------------------------------------------------------------------------------------
Install and maintain VTAM software at supported release levels                        { * }
-----------------------------------------------------------------------------------------------------------------
Install and maintain NCP software at supported release levels                         { * }
-----------------------------------------------------------------------------------------------------------------
Install and maintain Firewall software at supported release levels                    { * }
-----------------------------------------------------------------------------------------------------------------
Data Network Field Support
-----------------------------------------------------------------------------------------------------------------
Coordinate installation of approved additional Routers on existing,                   { * }               { * }
in-scope LANs.
-----------------------------------------------------------------------------------------------------------------
Coordinate installation of upgrades to approved Routers on existing,                  { * }               { * }
in-scope LANs.
-----------------------------------------------------------------------------------------------------------------
Pre-testing of equipment prior to install                                             { * }               { * }
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Attachment A-2 to Schedule A to                            MSDW/IBM CONFIDENTIAL
Services Agreement                    A2-8                  Final Executive Copy

-----------------------------------------------------------------------------------------------------------------
                                                                                           Responsibility
                                                                                ---------------------------------
                           DATA NETWORK SERVICES                                       IBM                MSDW
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Design equipment cabinet layout and cabling for MSDW                                  { * }               { * }
-----------------------------------------------------------------------------------------------------------------
Implement equipment cabinet layout and cabling for MSDW                               { * }               { * }
-----------------------------------------------------------------------------------------------------------------
Provide turnover documentation to IBM NMC for updates                                 { * }
-----------------------------------------------------------------------------------------------------------------
Maintain port and channel assignments                                                 { * }
-----------------------------------------------------------------------------------------------------------------
Troubleshoot and repair Data Network Equipment located at MSDW                        { * }               { * }
locations
-----------------------------------------------------------------------------------------------------------------
Troubleshoot and repair Data Network Equipment not located at MSDW                    { * }
locations
-----------------------------------------------------------------------------------------------------------------
Data Network Security
-----------------------------------------------------------------------------------------------------------------
Approve End User access/revocation list to network, applications and                                      { * }
systems
-----------------------------------------------------------------------------------------------------------------
Implement approved Service Manager (SM) End User access requests,                     { * }               { * }
access rights lists, and passwords
-----------------------------------------------------------------------------------------------------------------
Implement approved non-Service Manager End User access requests,                      { * }               { * }
access rights lists, and passwords
-----------------------------------------------------------------------------------------------------------------
Deactivate Service Manager passwords, and access rights                               { * }               { * }
-----------------------------------------------------------------------------------------------------------------
Deactivate non-Service Manager passwords, and access rights                           { * }               { * }
-----------------------------------------------------------------------------------------------------------------
Data Network Billing
-----------------------------------------------------------------------------------------------------------------
Provide billing detail to MSDW                                                        { * }
-----------------------------------------------------------------------------------------------------------------
Communications Systems Circuit Installation Management
-----------------------------------------------------------------------------------------------------------------
Order and monitor 3rd party leased line services                                      { * }               { * }
-----------------------------------------------------------------------------------------------------------------
Coordinate installation of IBM communications systems in new or                       { * }               { * }
modified facilities
-----------------------------------------------------------------------------------------------------------------
Plan and schedule installation                                                        { * }               { * }
-----------------------------------------------------------------------------------------------------------------
Perform Site surveys                                                                  { * }               { * }
-----------------------------------------------------------------------------------------------------------------
Determine circuit configurations and capacities                                       { * }
-----------------------------------------------------------------------------------------------------------------
Provide End User / site requirements                                                  { * }               { * }
-----------------------------------------------------------------------------------------------------------------
Dial in Connectivity
-----------------------------------------------------------------------------------------------------------------
Provide maintenance for dial access servers                                           { * }
-----------------------------------------------------------------------------------------------------------------
Problem determination on dial access servers                                          { * }
-----------------------------------------------------------------------------------------------------------------
Issue and maintain database of dial access numbers                                    { * }
-----------------------------------------------------------------------------------------------------------------
Manage dial-in End User authentication                                                                    { * }
-----------------------------------------------------------------------------------------------------------------
Dial access modems management at IBM Point of Presence                                { * }
-----------------------------------------------------------------------------------------------------------------
Dial access modems management for End User Modems                                                         { * }
-----------------------------------------------------------------------------------------------------------------
Standards
-----------------------------------------------------------------------------------------------------------------
Define Data Network standards                                                         { * }               { * }
-----------------------------------------------------------------------------------------------------------------
Provide input and review                                                              { * }               { * }
-----------------------------------------------------------------------------------------------------------------
Implement standards                                                                   { * }               { * }
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Attachment A-2 to Schedule A to                            MSDW/IBM CONFIDENTIAL
Services Agreement                    A2-9                  Final Executive Copy

                                   SCHEDULE B

                              Performance Standards


1. INTRODUCTION.............................................................................................         1
   1.1      Objectives and Goals............................................................................         1
   1.2      Definitions.....................................................................................         1

2. OVERVIEW OF PERFORMANCE STANDARDS........................................................................         7
   2.1      Rights and Remedies.............................................................................         7
   2.2      Overview of Performance Standards...............................................................         7

3. BUSINESS DELIVERY STANDARD EVENTS........................................................................         7

4. MINIMUM PERFORMANCE STANDARD EVENTS......................................................................         8
   4.1      Minimum Performance Standards...................................................................         8
   4.2      Minimum Performance Standard Event..............................................................         8
   4.3      Performance Standard Credits....................................................................         8
   4.4      Assessment of Performance Standard Credits......................................................         8

5. ADJUSTMENT OF PERFORMANCE STANDARDS......................................................................         9
   5.1      Review of Performance Standards.................................................................         9
   5.2      Proposing Changes to Performance Standards......................................................        10
   5.3      Approval of Proposals...........................................................................        10

6. ENTERPRISE-WIDE PERFORMANCE STANDARDS....................................................................        12
   6.1      Help Desk Problem Management Performance Standards..............................................        12
   6.2      Contingency Services Performance Standards......................................................        13
   6.3      Delivery Times for Invoices and Billing Information.............................................        14
   6.4      Moves, Adds and Changes.........................................................................        14

7. GENERAL..................................................................................................        15
   7.1      Largest Performance Standard Credit Applies.....................................................        15
   7.2      MSDW Business Unit Customer Satisfaction........................................................        15
   7.3      Hours...........................................................................................        16
   7.4      Measurement Frequency...........................................................................        16
   7.5      Right of Access to Performance Standard Information.............................................        16
   7.6      Multiple Performance Standard Conditions........................................................        16
   7.7      Excused Events..................................................................................        17
   7.8      Establishment of Performance Standards Applicable to Managed Data Network Services (MDNS).......        17

ATTACHMENT B-1:  Performance Standards for Novus Financial..................................................    B1 - 1
--------------

ATTACHMENT B-2:  Performance Standards for Dean Witter Reynolds.............................................    B2 - 1
--------------

ATTACHMENT B-3:  Performance Standards for Discover Financial Services......................................    B3 - 1
--------------

ATTACHMENT B-4:  Voice Services Performance Standards.......................................................    B4 - 1
--------------

--------------------------------------------------------------------------------
Schedule B to Services Agreement                           MSDW/IBM Confidential
                                      B-i                  Final Execution Draft

1.   INTRODUCTION

     1.1  Objectives and Goals.
          --------------------

          (a) Pursuant to Section 8.1(a) of the Agreement, this Schedule B sets forth the Performance Standards and the methodologies that will be used to measure IBM's performance of the Services.

          (b) It is the Parties' intent that this Schedule B be amended from time to time in an expeditious fashion pursuant to Article 6 of this Schedule B.

     1.2  Definitions.
          -----------

          (a) "Amount at Risk" shall mean, for any calendar month of the Term, the amount equal to { * } of the aggregate of all charges payable to IBM under the Agreement for such calendar month.

          (b) "Availability" of any Service means the extent to which such Service is actually Available for Use by MSDW or a particular MSDW Business Unit, expressed (i) as a percentage pursuant to the following formula

               Availability % = { * }

               or (ii) as otherwise set forth in the Attachments (e.g., limits on length and duration of Outages).

          (c) "Available for Use" means the ability of Services, to the extent IBM is responsible for providing such ability as part of a Service, to be used by MSDW or a particular MSDW Business Unit in accordance with the specifications for such Services. With respect to Data Network Services, "Available for Use" includes the ability, to the extent IBM is responsible for providing such ability as part of the Services, of data to be transmitted and received, without IBM-caused corruption, by an MSDW Business Unit between IBM service demarcation points of the Data Network. With respect to the Help Desk, "Available for Use" includes the ability, to the extent IBM is responsible for providing such ability as part of the Services, of a user to access on-line problem tracking systems and Help Desk personnel that are ready and capable of initiating and managing the Problem resolution process for Problems reported by such user.

          (d) "Basis Period" means the aggregate of the Scheduled Uptime during the corresponding Measurement Window.

          (e) "Batch Completion Time" means the time of day at which (i) the time stamp is placed on a Batch Job by the operating system and recorded in an automated job scheduling system indicating that processing has completed successfully, and (ii) such completed processing is Available for Use.

          (f) "Batch Input Queue Time" means the amount of time between (i) the moment when a particular Batch Job is received by the host processor's batch job reader, and (ii) the moment when such Batch Job is actually initiated by the CPU.

--------------------------------------------------------------------------------
Schedule B to Services Agreement                           MSDW/IBM Confidential
                                      B-1                  Final Execution Draft

          (g) "Batch Job" shall mean any of the scheduled mainframe processing jobs, including those specified in the Attachments, for which IBM is responsible.

          (h) "Business Days" will mean Monday through Friday (except holidays on which the offices of MSDW or an MSDW Business Unit, as applicable, are not open for regular business). Where this Schedule B provides for the addition or subtraction of a Business Day(s), the result will mean the same time of day as the time of an event on the original Business Day (i.e., an Outage at 3:00 p.m. local time on Monday is recovered by the following Business Day if such recovery occurs by 3:00 p.m. local time on Tuesday, provided that both Monday and Tuesday are Business Days).

          (i)  "Business Delivery Standards" has the meaning set forth in
               Section 2.2(a) of this Schedule B.

          (j)  "Business Delivery Standard Event" has the meaning set forth in
               Article 3 of this Schedule B.

          (k) "Business Impacting Event" means significant errors, omissions or other circumstances with respect to a Print and Insertion Job or a Print Only Job for which IBM is responsible that may reasonably have a significantly adverse effect on MSDW or MSDW customers. Depending on the circumstances on a "per occurrence basis," and as agreed upon by the Parties, Business Impacting Events may include:

               (i) Failure to print and/or mail a complete sequence/cycle for a client;

               (ii)   Statements printed on the wrong form;

               (iii)  Statements mailed in the wrong external envelope;

               (iv) Failure to mail a scheduled insert that could result in a fine or regulatory compliance issue for the client (credit terms notification, quarterly financial statements, etc.);

               (v)    Documents sent to wrong customer;

               (vi)   Duplicate documents sent to the same customer;

               (vii)  Wrong insert included with customer documents;

               (viii) Misplacement of data on the form or document, especially
                      OCR scan line; or

               (ix)   Poor quality (not machine scannable) MICR print.

          (l) "Busy Hour" means the hour of each day during the applicable Measurement Window in the Voice Network or Data Network, as applicable, carries the most traffic.

--------------------------------------------------------------------------------
Schedule B to Services Agreement                           MSDW/IBM Confidential
                                      B-2                  Final Execution Draft

          (m) "Credit Amount" will mean the Level One Credit Amount, Level Two Credit Amount or Level Three Credit Amount, as applicable.

               (i)    "Level One Credit Amount" shall mean the amount equal to {
                      * }.

               (ii)   "Level Two Credit Amount" shall mean the amount equal to {
                      * }.

               (iii) "Level Three Credit Amount" shall mean the amount equal to { * }.

          (n) "Data Network" has the meaning set forth in Section 1.1(e) of Schedule A.

          (o)  "Data Network Maintenance Window" has the meaning set forth in
               Section 1.1(f) of Schedule A.

          (p) "Delivery Time" means the time of day at which, or period of time in which, as applicable, a deliverable specified in this Schedule B (including Section 6.3 of this Schedule B) is delivered by IBM to the appropriate location and addressed to the appropriate recipient(s) designated from time to time by MSDW or a MSDW Business Unit.

          (q) "Excused Downtime" means the aggregate, during a Measurement Window, of any periods of Scheduled Uptime during which a Service that corresponds to such Scheduled Uptime is not Available for Use, and:

               (i) for which the Parties have mutually pre-arranged and agreed that such Service will not be Available for Use, or

               (ii)   for which IBM is excused from performing as set forth in
                      Section 7.7 of this Schedule B.

          (r) "Frame Delivery Rate" means the quantity calculated as (i) the aggregate number of all data packets introduced at a Data Network ingress point during the Basis Period for the Data Network that reach the intended Data Network egress point without any data corruption in such packets, divided by (ii) the aggregate number of all data packets introduced at a Data Network ingress point during such Basis Period, the result expressed as a percentage. Upon the commencement of any of the baselining processes applicable to MDNS Frame Delivery Rate Performance Standards (as such processes are described in Section 7.8 of this Schedule B), the Parties will review the foregoing definition of "Frame Delivery Rate" as it relates to MDNS and may modify such definition for MDNS to the extent mutually agreed by the Parties.

          (s) "Help Desk" has the meaning set forth in Section 4.7 of Schedule A.

          (t)  "IPSS Maintenance Window" has the meaning set forth in Section
               1.1 of Schedule A.

          (u) "IPSS Production Support Center" shall have the meaning set forth in Schedule A.

--------------------------------------------------------------------------------
Schedule B to Services Agreement                           MSDW/IBM Confidential
                                      B-3                  Final Execution Draft

          (v) "Latency" shall means the time interval, during Scheduled Uptime, between (i) the moment when the last bit of a data packet of a ping is presented to an ingress/egress demarcation point of the Data Network, until (ii) the moment when the last bit of a data packet of the returned ping exits such ingress/egress demarcation point. Upon the commencement of any of the baselining processes applicable to MDNS Latency Performance Standards (as such processes are described in Section 7.8 of this Schedule B), the Parties will review the foregoing definition of "Latency" as it relates to MDNS and may modify such definition to the extent mutually agreed by the Parties.

          (w) "MACs Time" means the interval of time between (i) receipt by IBM of a request by an MSDW Business Unit for a move, add, or change of a Service at one or more sites, and (ii) the time IBM successfully completes such request. MACs Time with respect to Data Network Services or Voice Services includes the time necessary to provide any implementation, testing, configuration and tuning Services with respect to related network Software changes in a production environment. Upon the completion of the process described in Section 6.4(b) of this Schedule B, the Parties will review the foregoing definition of "MACs Time" and to the extent mutually agreed, modify the definition as necessary and appropriate under the circumstances, including, to the extent mutually agreed, as necessary to exclude time during which IBM is tendering performance of a move, add or change Service and MSDW is not in compliance with any mutually agreed upon site-preparation requirements.

          (x) "Mailer" means a unit of mail to a MSDW customer (e.g., an envelope and its contents) for which IBM is responsible for printing, organizing, processing, preparing for mailing and mailing pursuant to a particular Print and Insertion Job.

          (y) "Measurement Window" means the periods of time specified for a Performance Standard during which IBM's actual performance of the relevant Services is to be measured against the corresponding Performance Standards.

          (z)  "Minimum Performance Standards" has the meaning set forth in
               Section 2.2(b) of this Schedule B.

          (aa) "Minimum Performance Standard Event" has the meaning set forth in
               Section 4.2 of this Schedule B.

          (bb) "On-lines" means those interactive mainframe processing jobs for which IBM is responsible.

          (cc) "Outage" will mean any period of Scheduled Uptime during which a Service for which IBM is responsible as part of the Services and that correspond to such Scheduled Uptime is not Available for Use, excluding Excused Downtime. IBM will proactively monitor the provision of Services and report any Outages to MSDW and any affected MSDW Business Units as mutually agreed.

          (dd) "Performance Standards" mean the Minimum Performance Standards and the Business Delivery Standards, collectively.

--------------------------------------------------------------------------------
Schedule B to Services Agreement                           MSDW/IBM Confidential
                                      B-4                  Final Execution Draft

          (ee) "Performance Standard Credit" will mean, with respect to each Minimum Performance Standard Event in a calendar month of the Term, the amount specified as such in this Schedule B for the corresponding Minimum Performance Standard.

          (ff) "Postal Day" means U.S. Postal Service workdays. Where this Schedule B provides for the addition or subtraction of a Postal Day(s), the result will mean the same time of day as the time of an event on the original Postal Day (i.e., if the completion time for a Print and Insertion Job is scheduled for 3:00 p.m. on Monday and is extended by one (1) Postal Day, the resulting completion time is 3:00 p.m. local time on Tuesday, provided that both Monday and Tuesday are Postal Days).

          (gg) "Print Productivity" means, with respect to a Print Only Job or a Print and Insertion Job, the time between the moment of receipt by IBM from a MSDW Business Unit of the necessary data files that such MSDW Business Unit is responsible for providing IBM in conjunction with such Print Only Job or Print and Insertion Job, and (i) if the job is a Print Only Job, the time that the aggregate printed output associated with such Print Only Job is printed and tendered for pick-up or delivery, as appropriate, to the appropriate MSDW vendor responsible for mailing such printed output, or (ii) if the job is a Print and Insertion Job, the time that all Mailers associated with that Print and Insertion Job are prepared for mailing (i.e., printed, inserted and postmarked), delivered to the IBM presort vendor and delivered to the U.S. Postal Service.

          (hh) "Print and Insertion Job" means (i) the printing, processing, organizing, inserting and preparation for mailing of the printed and other materials that are specified in the Attachments to this Schedule B, and (ii) the mailing of such materials to MSDW customers or the delivery of such materials to the appropriate IBM vendor responsible for mailing such materials.

          (ii) "Print Only Job" means (i) the printing of the items specified in the Attachments to this Schedule B, and (ii) the performing of any post-printing Service, including processing and organizing, that prepares such items for pickup by the appropriate MSDW vendor or delivery to the appropriate destination of such MSDW vendor responsible for mailing such items.

          (jj) "Problem" means (i) any user question or concern regarding the Services, or (ii) any unscheduled event that adversely affects the Services. Upon notification of a Problem to a Help Desk, IBM shall identify and classify such Problem according to the Severity Levels; however, MSDW may reasonably and in good faith change the Severity Level selected by IBM to more accurately reflect the effect of a Problem on MSDW.

          (kk) "Response Time" will mean the time interval, during Scheduled Uptime, between the moment when a message is presented to an ingress point of the Data Network until the moment when the complete transmission of the return message is presented to the originator, including Transmission Time from the originator, host processing time (including records search time and/or application processing time), and Transmission Time back to the originator, unless expressly

--------------------------------------------------------------------------------
Schedule B to Services Agreement                           MSDW/IBM CONFIDENTIAL
                                      B-5                  Final Execution Draft
                 provided otherwise, but excluding time during which the message is processed by systems for which IBM is not responsible as part of the Services.

          (ll) "Scheduled Uptime" will mean, with respect to a Performance Standard, the time set forth in Article 6 of this Schedule B or the Attachments during which the applicable corresponding Services for which IBM is responsible are scheduled to be Available for Use during the applicable Measurement Window.

          (mm)   "Severity Level" shall have the meaning set forth in Section
                 6.1 of this Schedule B.

          (nn) "Speed of Answer" means, with respect to a Help Desk call, the time between (i) the Automatic Call Distributor's receipt of the call, and (ii) the time the call is answered by a live call agent responsible for MSDW Problem resolution management.

          (oo) "Successful Address Space Threshold" means, with respect to CPU allocation, the percentage of Successful Samples obtained to all samples taken categorized by CPU task classification (e.g., STC, On-lines, TSO, Batch) and class of service (e.g., A, B, C) for a single CPU address space during the applicable Measurement Window.

          (pp) "Successful Job Threshold" means, with respect to CPU allocation, the percentage of all CPU jobs that meet the agreed upon Successful Address Space Threshold (i.e., if the Successful Address Space Threshold is X% and the Successful Job Threshold is Y%, then X% of the samples must be successful Y% of the time).

          (qq) "Successful Sample" means, with respect to CPU allocation, the circumstance in which a sampled address space is not waiting for resources such as CPU or memory.

          (rr) "Transmission Time" means the time interval, during Scheduled Uptime, between (i) the moment when the last bit of a message is presented to an ingress point of the Data Network, until
                 (ii) the moment when that last bit of such message exits an egress point of such Data Network at the appropriate node.

          (ss) "Trigger Event" has the meaning set forth in Section 5.1(b) of this Schedule B.

          (tt) "Unexcused Downtime" means time during the Scheduled Uptime for a Measurement Window that is not Excused Downtime and during which a particular Service for which IBM is responsible as part of the Services is not Available for Use by MSDW or a particular MSDW Business Unit, as applicable, due to an action, omission or resource for which IBM is responsible under the Agreement. Notwithstanding the foregoing, Outages less than ten
                 (10) minutes in duration for which causation is not determined
                 (i) will be deemed Unexcused Downtime with respect to CICS, DB2 or TCAM, or any other systems agreed upon by the Parties, and
                 (ii) will be deemed Excused Downtime with respect to AIS, the Sequent system, or any other systems agreed upon by the Parties.

--------------------------------------------------------------------------------
Schedule B to Services Agreement                           MSDW/IBM CONFIDENTIAL
                                      B-6                  Final Execution Draft

             All other capitalized terms not defined herein shall have the meaning set forth in the Agreement.

2.    OVERVIEW OF PERFORMANCE STANDARDS

      2.1    Rights and Remedies.
             -------------------

             Except to the extent that { * } of this Schedule B, { * } relating to a failure to perform the Services.

      2.2    Overview of Performance Standards.
             ---------------------------------

             The Performance Standards consist of the following sets of metrics:

             (a)   Business Delivery Standards. This Schedule B, including the
                   ---------------------------
                   Attachments, set forth certain obligations regarding IBM's performance of the Services which reflect IBM's performance of the Services historically (such Performance Standards the "Business Delivery Standards"). MSDW and IBM each acknowledge that the agreed-upon Business Delivery Standards largely reflect an average over a year of monthly performance results, with some individual months' results for a given Business Delivery Standard falling above the agreed Business Delivery Standard and some falling below. Inherently, then, there will continue to be a range of monthly Business Delivery Standard results, some above and some below the corresponding Business Delivery Standard. See Article 3 below for the handling of Business Delivery Standard Events.

             (b)   Minimum Performance Standards. This Schedule B, including the
                   -----------------------------
                   Attachments, set forth certain contractual obligations regarding IBM's performance of the Services that if not achieved or exceeded by IBM may have a significant, adverse impact on MSDW or its business (the "Minimum Performance Standards"). See Article 4 below for the handling of Minimum Performance Standard Events.

             Attachments B-1 through B-3 of this Schedule B each set forth the Performance Standards applicable to particular MSDW Business Units, and Attachment B-4 of this Schedule B sets forth Performance Standards for Voice Services applicable to all MSDW Business Units.

3.    BUSINESS DELIVERY STANDARD EVENTS

      The Parties have created Business Delivery Standards which represent IBM's historical performance. The Parties will use these Business Delivery Standards as a basis to measure IBM's commitment under the first sentence of Section 8.1 of the Agreement. If IBM's performance fails to achieve a Business Delivery Standard (a "Business Delivery Standard Event"), IBM will analyze the failure and take appropriate remedial steps to rectify the underlying problem(s). As appropriate, IBM will determine the cause of a Business Delivery Standard Event. Resolution of a problem may result in additional technology investment by IBM or MSDW, changes in operations, procedures or Performance Standards, changes in system or applications software or other factors. MSDW approval for such resolution will be required to the extent that such resolution involves (a) additional charges to MSDW, (b) any change in MSDW operations, MSDW procedures, or MSDW Software, (c) any change in the scope or

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

      delivery of Services, (d) any change to the Performance Standards, or (e) any other change to the terms of the Agreement. MSDW acknowledges that the time frame for IBM to analyze and resolve Business Delivery Standard Events may vary depending on the nature and extent of the underlying problem(s), and IBM agrees to exercise diligence in diagnosing and remedying the underlying problem(s). Where the resolution to a Business Delivery Standard Event requires MSDW agreement as described in this Article, IBM will communicate its proposed remediation plan to MSDW and obtain MSDW's agreement before proceeding.

4.    MINIMUM PERFORMANCE STANDARD EVENTS

      4.1    Minimum Performance Standards.
             -----------------------------

             IBM agrees that its performance of the Services will meet or exceed each of the Minimum Performance Standards.

      4.2    Minimum Performance Standard Event.
             ----------------------------------

             If IBM fails to achieve a Minimum Performance Standard (a "Minimum Performance Standard Event"), IBM will, at no additional charge to
             MSDW: (a) promptly and fully report to MSDW the relevant circumstances and causes of such failure that are known initially;
             (b) promptly undertake an appropriate causal analysis to determine and diagnose the problem(s) causing the failure and to identify the necessary remedial measures to be taken to rectify the problem(s) so it does not continue or reoccur, promptly notifying any affected MSDW Business Unit(s) of its determinations in these regards; (c) promptly pursue and implement remedial measures, applying such new or additional resources or services as are reasonably required in order to rectify the underlying problem(s); and (d) { * } pursuant to Section 8.2(b) of the Agreement, pay the applicable Performance Standard Credit as computed pursuant to this Article 4.

      4.3    Performance Standard Credits.
             ----------------------------

             (a) If more than one such Minimum Performance Standard Event occurs in a single calendar month, the sum of the corresponding Performance Standard Credits shall be credited to MSDW { * } pursuant to Section 8.2(b) of the Agreement.

             (b) In no event shall the total amount of Performance Standard Credits credited to MSDW with respect to Minimum Performance Standard Events occurring in a calendar month exceed, in the aggregate, the Amount at Risk for such calendar month.

      4.4    Assessment of Performance Standard Credits.
             ------------------------------------------

             (a) In the event of a Minimum Performance Standard Event, IBM shall credit to MSDW pursuant to Subsection (e) of this Section an amount (the "Credit Equivalent") equal to the applicable Performance Standard Credit on the monthly invoice rendered by IBM during the month immediately following the month in which the corresponding Minimum Performance Standard Event was reported to MSDW or the applicable MSDW Business Unit(s); or, if IBM is not obligated to prepare a monthly invoice for MSDW for the month immediately

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

                    following the month in which the corresponding Minimum Performance Standard Event was reported, IBM shall pay such Credit Equivalent to MSDW within { * } of the end of the calendar month in which the corresponding Minimum Performance Standard Event was reported to MSDW or the applicable MSDW Business Unit(s). Notwithstanding the foregoing, IBM's crediting of the Credit Equivalent pursuant to this Subsection (a) shall not { * } to receive the applicable Performance Standard Credit { * } under the Agreement.

             (b) At any time within { * } after the occurrence of a Minimum Performance Standard Event, { * } corresponding to such Minimum Performance Standard Event { * }. { * } shall not {
                    * } to receive the applicable Performance Standard Credit {
                    * } under the Agreement.

             (c) If, after { * } after the occurrence of a Minimum Performance Standard Event, { * } corresponding to such Minimum Performance Standard Event, then MSDW shall { * }, and MSDW's { * } Credit Equivalent shall { * }, the Minimum Performance Standard Credit for the Minimum Performance Standard Event corresponding to such Credit Equivalent.

             (d) Subject to Subsection (c) of this Section, if at any time within { * } subsequent to the reporting by IBM to MSDW of a Minimum Performance Standard Event MSDW { * }, pursuant to
                    Section 8.2(b) of the Agreement, the corresponding Performance Standard Credit, then IBM { * } applicable at the time of the Minimum Performance Standard Event less any Credit Equivalent corresponding to the same Minimum Performance Standard Event, pursuant to Subsection (e) of this Section, in the { * } after MSDW notifies the IBM Project Executive of { * }; or if IBM is not obligated to prepare a monthly invoice, { * } following the month in which MSDW notifies IBM's Project Executive of { * }, IBM will pay such Performance Standard Credit to MSDW { * } of the end of the calendar month in which such notice was given. Any Performance Standard Credits not paid by IBM within the time specified above shall bear interest at the rate specified in Section 13.2(c) of the Agreement.

             (e) Reports including Credit Equivalents or Performance Standard Credits will separately itemize each Credit Equivalent and Performance Standard Credit and identify them as such, briefly describing the Minimum Performance Standard Event corresponding to each Credit Equivalent or Performance Standard Credit and identifying the applicable MSDW Business Unit (or designating MSDW if such Credit Equivalent or Performance Standard Credit corresponds to an enterprise-wide Minimum Performance Standard set forth in
                    Article 6 of this Schedule B). IBM may net the Credit Equivalents and Performance Standard Credits in an invoice.

5.    ADJUSTMENT OF PERFORMANCE STANDARDS

      5.1    Review of Performance Standards.

             The Parties will review the number, nature and specifics of the Performance Standards (including the applicable Credit Amounts):

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

               (a)    in accordance with Section 8.3 of the Agreement; and

               (b) expeditiously upon either Party's request promptly following the occurrence of any event or change that significantly affects (1) MSDW's or any MSDW Business Unit's requirements or (2) IBM's delivery of the Services (each, a "Trigger Event"). Examples of Trigger Events include:

                      (i) material changes in MSDW's or any MSDW Business Unit's business;

                      (ii) the addition of new services to the Services as agreed in an NSA;

                      (iii) the elimination of Services as allowed under the Agreement or as otherwise agreed by the Parties;

                      (iv) changes in regulatory or audit requirements affecting MSDW or an MSDW Business Unit;

                      (v) material changes in, or the evolution or elimination of, technology used to provide the Services, such as the retirement of old processes (including the transition by a MSDW Business Unit to new data network connectivity such as frame relay), system enhancements, operating environment changes, and improvements in technology;

                      (vi) any repeated failure by MSDW or IBM to deliver those Services for which no Performance Standards are specified; and

                      (vii) any other event or events agreed upon by the Parties.

        5.2    Proposing Changes to Performance Standards.
               ------------------------------------------

               (a) Following such review, either Party may propose, pursuant to Subsection (b) of this Section, any adjustments to the then-current Performance Standards, or the addition, deletion or substitution of Performance Standards, that are necessary or appropriate under the circumstances, and which are consistent with the events that caused the Parties to review the Performance Standards pursuant to
                      Section 5.1 of this Schedule B.

               (b) The Project Executive of the Party proposing such action shall submit to the other Party a written summary of the business or technical case that supports such action, which will include the following:

                      (i)    A detailed description of the proposed action;

                      (ii)   The intended objective or expected benefit; and

                      (iii) Any reasonably known dependencies upon other Performance Standards or other effects upon or changes to the Performance Standards and the Services.

        5.3    Approval of Proposals.
               ---------------------

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

                  The Party receiving a proposed change to the Performance Standards will expeditiously review and approve or reject such proposal. During such review, representatives of the Parties will confer as necessary, answer questions that the receiving Party may have regarding the proposed change, and take such other steps as reasonably necessary. If the Parties agree to make a proposed change to the Performance Standards, they will mutually agree in writing to such change and to corresponding changes to the terms, conditions and additional charges, if any, within a period as is minimally reasonably necessary for the required analysis. Neither Party will { * } a proposal advanced by the other Party for a change in Performance Standards or the particulars of implementing such a change.

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

6.   ENTERPRISE-WIDE PERFORMANCE STANDARDS

     The following Performance Standards apply to MSDW as a whole, including all MSDW Business Units receiving Services under the Agreement.

     6.1  Help Desk Problem Management Performance Standards
          --------------------------------------------------

          "Severity Level" shall mean, with respect to a Problem, any of the following classifications, in descending order of priority:

              Table B - 1

              ------------------------------------------------------------------
                Classification              Definition of Classification
              ------------------------------------------------------------------
              Level 1 Problem        "Level 1 Problem" means a significant
                                     Problem (A) that prevents one or more users from using or receiving the output of a Service with no work-around, (B) that seriously affects MSDW business functions, or (C) that materially affects a Service for which Minimum Performance Standards are provided in this Schedule B (including the Attachments).

                                     With respect to Voice Services, "Level 1
                                     Problem" will include any events, Outages
                                     or Problems that severely impact MSDW's or
                                     an MSDW Business Unit's ability to conduct
                                     business, such as major carrier and LEC
                                     network Outages, partial or complete trunk
                                     group Outages, quality Problems (including
                                     cutoffs, high and dries, echo and static)
                                     that severely impact MSDW's or an MSDW
                                     Business Unit's ability to conduct
                                     business, or site-specific 800 routing
                                     Problems.
              ------------------------------------------------------------------
              Level 2 Problem        "Level 2 Problem" means a significant
                                     Problem (A) that adversely impacts one or more users' use or receipt of the output of a Service but that does not completely prevent such use or receipt of output, or
                                     (B) for which a reasonable work-around
                                     exists.

                                     With respect to Voice Services, "Level 2
                                     Problem" will include any events, Outages
                                     or Problems that affect Services but do not
                                     severely impact MSDW's or an MSDW Business
                                     Unit's ability to conduct business, such as
                                     partial facilities, or quality Problems
                                     (including cutoffs, high and dries, echo
                                     and static) that affect Services but do not
                                     severely impact MSDW's or an MSDW Business
                                     Unit's ability to conduct business.
              ------------------------------------------------------------------
              Level 3 Problem        "Level 3 Problem" means a Problem that
                                     affects users for which a reasonable
                                     circumvention exists such that the user or users may continue working with no loss of efficiency.

                                     With respect to Voice Services, "Level 3
                                     Problem" will include any non-trouble
                                     related ticket, testing assistance, service
                                     request, or any Problem with Voice Services
                                     that is not a Level 1 Problem or a Level 2
                                     Problem.
              ------------------------------------------------------------------
              Level 4 Problem        "Level 4 Problem" means a user inquiry, or
                                     Problem that does not affect users or that
                                     is not a Level 1 Problem, a Level 2
                                     Problem, or a Level 3 Problem. With respect
                                     to Voice Services, "Level 4 Problem" is not
                                     applicable.
              ------------------------------------------------------------------
          (a) Help Desk and IPSS Production Support Center Availability
              ---------------------------------------------------------

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

Table B - 2

--------------------------------------------------------------------------------------------------------------------
Measurement          Support        Scheduled    Availability Minimum       Availability Business Delivery
  Window             Entity         Uptime       Performance Standard                Standard
--------------------------------------------------------------------------------------------------------------------
Calendar          IPSS              { * }        { * }                      Availability = { * }
month             Production
                  Support Center
--------------------------------------------------------------------------------------------------------------------
Calendar          Help Desk         { * }        { * }                      Availability = { * }
month
--------------------------------------------------------------------------------------------------------------------

/1/ IBM will provide causal analysis of any failure to meet this Business Delivery Standard and report the same to MSDW Business Units only in the event that the foregoing Business Delivery Standard is not satisfied.
/2/ With respect to the IPSS Production Support Center, "Available for Use" includes the ability of MSDW personnel to access on-line problem tracking systems and IPSS Services Production Support personnel to initiate and manage the Problem resolution process for Problems reported by such MSDW personnel, with access to such personnel provided by IBM by means of a toll-free telephone line, or such other mutually agreed-upon telephone number.
--------------------------------------------------------------------------------

               (b)    Help Desk Speed of Answer
                      -------------------------

Table B - 3

--------------------------------------------------------------------------------------------------------------------
Measurement              Help Desk Speed of Answer Minimum       Help Desk Speed of Answer Business Delivery
  Window                       Performance Standard                              Standard
--------------------------------------------------------------------------------------------------------------------
Calendar month           { * }                                   Average Speed of Answer/1/** { * }
--------------------------------------------------------------------------------------------------------------------

**  less than equal to
/1/ Averages are computed and reported to each Business Unit (with the exception of DWR, which has a different entry point into the problem management process), and are based upon all calls from users of the Services to a Help Desk during the applicable Measurement Window. IBM will measure and provide reporting on IBM's performance with respect to this Business Delivery Standard for each Help Desk using the Automated Call Distributor (ACD) switch for each such Help Desk.
--------------------------------------------------------------------------------

        6.2    Contingency Services Performance Standards
               ------------------------------------------

               IBM agrees to provide the contingency Services described in Schedule A in accordance with the applicable provisions of Schedule A. In the event of a disaster for which IBM is responsible for providing contingency Services IBM will provide an assessment and a report of its performance with respect to such Services. The assessment and reporting will include its performance with respect to recovery by Recovery Class of Service (as such Recovery Class of Service is described in Schedule A).


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

        6.3   Delivery Times for Invoices and Billing Information
              ---------------------------------------------------

Table B - 4

---------------------------------------------------------------------------------------------------------------------
  Measurement         Deliverable              Delivery Time Minimum       Delivery Time Business Delivery Standard
    Window                                     Performance Standard
---------------------------------------------------------------------------------------------------------------------
Calendar month        IPSS Services and        { * }                       (a) Delivery Time for each invoice
                      Data Network                                             corresponding to IPSS Services
                      Services invoices                                        ** { * }, and
                      and any associated                                   (b) Delivery Time for each invoice
                      datasets for which                                       corresponding to Data Network Services
                      IBM is responsible/1/                                    ** { * }
---------------------------------------------------------------------------------------------------------------------

** less than equal to
/1/ IBM will provide the IPSS Services and Data Network Services invoice deliverables on paper bill, diskette, or bulk data transfer as MSDW reasonably requests. The format for these deliverables will be the format used as of the Effective Date, unless the Parties otherwise mutually agree. IBM will provide a causal analysis of any failure to meet this Business Delivery Standard only upon the request of MSDW or a MSDW Business Unit. IBM will also provide invoice breakouts by accounting code or site as reasonably requested by MSDW. IBM will provide to DWR the IPSS Services invoice amounts applicable to DWR via telephone before the start of the { * } of the calendar month in which the invoices become due.

--------------------------------------------------------------------------------

        6.4   Moves, Adds and Changes.
              -----------------------

                   (a) IBM agrees to provide Data Network moves, adds and changes in accordance with Section 3.3 of Schedule A. As part of the Monthly Performance Report (as described in Section 9.2 of the Agreement), IBM will provide reporting of MACs Time with respect to its performance of XID MACs, circuit MACs and any other MACs for which the Parties mutually agree that such reporting will be provided by IBM.

                   (b) In the event that the Parties mutually agree that Performance Standards for MACs Time shall be created, then unless otherwise agreed by the Parties:

                         (i) MACs Time for each type of MAC (e.g., circuit MACs, XID MACs, VTAM and NCP Software changes, other mutually agreed-upon MACs) shall be baselined by IBM for { * } (or as mutually agreed otherwise) using a mutually agreed-upon measurement tool and measurement process;

                         (ii) a MACs Time Business Delivery Standard shall be established based upon the average of the monthly performances (measured on a calendar-month basis) during this { * } period (or such other mutually agreeable period); provided, however, that the numerical level established for such Business Delivery Standard shall be no less favorable to MSDW than any corresponding numerical level proposed to MSDW by IBM { * } terms and conditions of such offering;

                         (iii) such baselined performance will also serve as the basis for determining a MACs Time Minimum Performance Standard, the level of which will be mutually agreed upon by the Parties; and

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


                     (iv) MSDW may designate the Credit Amount (i.e., Level One Credit Amount, Level Two Credit Amount, or Level Three Credit Amount, as such terms are defined in this Schedule B) applicable to such Minimum Performance Standard { * }.

7.    GENERAL

      7.1    Largest Performance Standard Credit Applies.
             -------------------------------------------

              (a) Notwithstanding any provision to the contrary in Sections 4.2, 4.3 and 4.4 of this Schedule B, if the same event or discrete set of events causes two or more Minimum Performance Standard Events for a single MSDW Business Unit with respect to two or more Minimum Performance Standards that measure the same underlying performance characteristic of a particular Service (e.g., with respect to a particular Batch Job, a Batch Completion Time Minimum Performance Standard for such Batch Job and a CPU Objective Allocation Minimum Performance Standard to the extent applicable to such Batch Job), then only the largest Performance Standard Credit available to that particular MSDW Business Unit for such Minimum Performance Standard Events will be payable by IBM.

              (b) In the event that the Parties agree to add Minimum Performance Standards for multiple MSDW Business Units after the Effective Date (other than those Minimum Performance Standards added pursuant to baselining of Services as described in this Schedule B (including its Attachments and Annexes)) that measure the same underlying performance characteristic of a particular Application, and use of such Application is shared by such multiple MSDW Business Units (e.g., the Availability of a particular Application operating in a CICS region shared by multiple MSDW Business Units), then any agreement by the Parties that only the largest single Performance Standard Credit available to such MSDW Business Units for Minimum Performance Standard Events corresponding to such Minimum Performance Standards would be payable by IBM shall be expressly documented and set forth in this Schedule B.

        7.2   MSDW Business Unit Customer Satisfaction.
              ----------------------------------------

              (a) Within { * } after the Effective Date or as otherwise mutually agreed by the Parties, IBM shall develop and propose for the approval of the Parties (i) a draft customer satisfaction questionnaire designed to measure, for each MSDW Business Unit that receives Services, the satisfaction of recipients of the Services with IBM's provision of such Services, and (ii) a list identifying a representative, statistically reasonable sampling of those recipients of the Services who will receive such questionnaire as part of the survey process described in Subsection (b) of this Section. Following MSDW's review of the foregoing, IBM shall incorporate reasonable comments or suggestions of MSDW and shall finalize the questionnaire and list within { * } after receiving MSDW's comments and suggestions. The final customer satisfaction questionnaire and list shall be subject to the approval of both Parties. IBM shall periodically update (A) the questionnaire to reflect New Services or changes to existing Services, and
                     (B) the list as necessary to ensure that a reasonable sampling of recipients of the Services (including the sampling size described in (ii) above) is maintained;

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

                  provided, however, that updates of the questionnaire and list shall be provided to MSDW for review, comment, and approval.

            (b) Periodically (but in no event less than { * }), IBM will conduct a customer satisfaction survey using the questionnaire and list of recipients described in Subsection
                  (a) of this Section. IBM will tally the results of such survey and report to MSDW the results for each MSDW Business Unit, integrating the results with previous survey results (e.g., performing trend analysis). The Parties will meet to identify the areas of dissatisfaction as such dissatisfaction relates to the Services. IBM will prepare a project plan, with MSDW's input and subject to MSDW's final approval, that specifically addresses the steps IBM will take to correct such dissatisfaction. The project plan will specify the specific remedial steps IBM will take to rectify deficiencies in satisfaction, and the time frames in which IBM will implement those steps.

       7.3  Hours.
            -----

            (a) Unless otherwise noted, all references to time of day shall refer to Eastern Time ("E.T.").

            (b)   Any reference to "hour" or "hours" shall mean clock hours.

       7.4  Measurement Frequency.
            ---------------------

            Except as otherwise expressly provided in this Schedule B (including the Attachments), the Measurement Window for any Performance Standard shall be a calendar month.

       7.5  Right of Access to Performance Standard Information.
            ---------------------------------------------------

            Upon MSDW's reasonable request, IBM shall provide, and MSDW will have access to, Performance Standards information to the extent relevant to MSDW. Examples of this information include MICS extracts for jobs; STEP, CICS, DB2, and print data files; SMF data; TMC catalog data; read-only INFO access; OMEGAMON for CICS; and OMEGAMON for DB2.

       7.6  Multiple Performance Standard Conditions.
            ----------------------------------------

            Unless otherwise expressly agreed, where a Performance Standard includes multiple conditions or components (e.g., components (a), (b), (c)), satisfaction of each and every condition or component (i.e., components (a), (b) and (c)) is necessary for the satisfaction of the corresponding Performance Standard.


      7.7   Excused Events.
            --------------

            IBM will be excused from a failure to provide a Service in accordance with this Schedule B if and to the extent that:

            (a)   such failure is excused as a Force Majeure Event pursuant to
                  Section 19.3 of the Agreement; or

            (b)   such failure is caused by

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

                  (i)    an action or omission of MSDW, or

                  (ii) an action or omission of MSDW's third party vendors to the extent that such action or omission is not within the scope of those management or other responsibilities that IBM has assumed under the Agreement with respect to such third party vendors that materially adversely affects IBM's ability to perform the Services hereunder or to meet its obligations in a timely manner, and to the extent upon learning of such problem IBM:
                  (i) promptly notifies MSDW of the problem and, if known, the acts or omissions believed to be causing such problem and their ramifications; (ii) promptly takes commercially reasonable steps to mitigate the adverse impact of the acts or omissions on the Services; and (iii) works with MSDW or such third party vendor(s) (if any) diligently and in good faith to avoid, minimize and circumvent such problem or delay to the Services. MSDW, upon learning of any problem which may adversely impact or affect the Services, will: (i) promptly notify IBM of the problem and, if known, of the acts or omissions believed to be causing such problem and their ramifications; (ii) promptly take commercially reasonable steps to mitigate the adverse impact of the acts or omissions on the Services; and (iii) work with IBM and instruct its third party vendor(s) (if any) to work with IBM diligently and in good faith to avoid, minimize and circumvent such problem or delay.

      7.8   Establishment of Performance Standards Applicable to Managed Data
            -----------------------------------------------------------------
            Network Services (MDNS).
            -----------------------

            (a) No later than November 1, 1999 (or as otherwise mutually agreed upon by the Parties), IBM shall develop and propose, for the review and approval of the Parties, measurement tools and processes that track and report Availability, Latency, and Frame Delivery Rate for Managed Data Network Services ("MDNS"). Following MSDW's review of the proposed tools and processes, IBM shall incorporate reasonable comments or suggestions of MSDW and shall finalize such tools and processes within { * } after receipt of MSDW's comments and suggestions (or as otherwise mutually agreed upon by the Parties). IBM's performance of its obligations described in this Subsection (a) shall constitute a Minimum Performance Standard to which the following Performance Standard Credits shall apply: (i) a Level Three Credit Amount for IBM's initial failure to perform any of such obligations (such failure an "Initial Failure"), plus (ii) a Level Three Credit Amount for each calendar month, elapsing after such Initial Failure, that IBM has not performed the obligation(s) corresponding to such Initial Failure.

            (b) Upon finalization of such tools and processes within such { * } period, IBM will baseline IBM's performance of Availability, Latency and Frame Delivery Rate with respect to MDNS Data Network Services, for each MSDW Business Unit that receives such Services, for { * } (or other mutually agreeable period) using such measurement tools and processes. An Availability Business Delivery Standard, Latency Business Delivery Standard, and Frame Delivery Rate Business Delivery Standard shall be established, for each MSDW Business Unit that receives MDNS Data Network Services, based upon the average of the

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

                    monthly performances (measured on a calendar-month basis) applicable to each of such MSDW Business Units during this {
                    * } period (or such other mutually agreeable period); provided, however, that the numerical level established for such Business Delivery Standards shall be no less favorable to MSDW than

                    (i) any corresponding numerical level proposed to MSDW by IBM { * } (e.g., the performance levels provided as part of IBM's Gold Plan for MDNS), { * } terms and conditions of such offering but based upon a reasonable comparison of the architectural differences between (A) the configuration applicable to such numerical level, and (B) the configuration implemented for MSDW; and

                    (ii) any corresponding contractually committed level of service that IBM receives from any Authorized Subcontractors (as defined in the Agreement) that provide services underlying the MDNS Data Network Services.

                    MSDW and IBM agree that such baselined performances will also serve as the basis for determining an Availability Minimum Performance Standard, Latency Minimum Performance Standard, and Frame Delivery Rate Minimum Performance Standard for each MSDW Business Unit that receives MDNS Data Network Services, the levels of which will be mutually agreed upon by the Parties. MSDW may designate the Credit Amount (i.e., Level One Credit Amount, Level Two Credit Amount, or Level Three Credit Amount) applicable to each of such Minimum Performance Standards { * }.

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

                                 ATTACHMENT B-1

                    Performance Standards for Novus Financial

1.    DATA NETWORK PERFORMANCE STANDARDS

      (a)    Data Network Availability

Table B1-1
---------------------------------------------------------------------------------------------------------------------------
      Data Network            Measurement       Scheduled Uptime          Data Network               Data Network
                                 Window                               Availability Minimum      Availability Business
                                                                      Performance Standard        Delivery Standard
---------------------------------------------------------------------------------------------------------------------------
{ * } for all                 Calendar          { * }                 { * }                     Average Availability/1/
single-attached sites         month                                                             for all such sites *** { * }
without dial backup
---------------------------------------------------------------------------------------------------------------------------
{ * } for all                 Calendar          { * }                 { * }                     Average Availability/1/
dual-attached sites and       month                                                             for all such sites *** { * }
sites with dial backup
---------------------------------------------------------------------------------------------------------------------------

/1/ Availability will be measured on a 24 x 7 basis by the { * }, which polls each endpoint (i.e., the site router) of the Data Network every { * }, and is reported via { * } and { * } ticket validation. A "dual-attached site" is Available for Use if either of the two leased lines to the site router is Available for Use. A "site with dial backup" is Available for Use if the leased line or the switched dial backup circuit to the site router is Available for Use.
--------------------------------------------------------------------------------

*** more than equal to

--------------------------------------------------------------------------------
Attachment B-1 to Schedule B to Services Agreement         MSDW/IBM Confidential
                                      B1-1                 Final Execution Draft

         (b)      I/N 1.1 Data Network Response Times

Table B1-2

---------------------------------------------------------------------------------- -------------------------
Measurement  I/N 1.1 Data Network        Data Network Response Time         Data Network Response Time
 Window            Segment               Minimum Performance Standard        Business Delivery Standard
------------------------------------------------------------------------------------------------------------
Calendar     { * } site router/2/ to     { * }                              Average of Response Times/1,3/**
month        backbone router                                                { * }
------------------------------------------------------------------------------------------------------
             { * } site router/2/ to     { * }                              Average of Response Times/1,3/**
             backbone router                                                { * }
-------------------------------------------------------------------------------------------------------
             { * } site router/2/ to     { * }                              Average of Response Times/1,3/**
             backbone router                                                { * }
-------------------------------------------------------------------------------------------------------
             { * } site router/2/ to     { * }                              Average of Response Times/1,3/**
             backbone router                                                { * }
-------------------------------------------------------------------------------------------------------
             { * } site router/2/ to     { * }                              Average of Response Times/1,3/**
             backbone router                                                { * }
-------------------------------------------------------------------------------------------------------
             { * } site router/2/ to     { * }                              Average of Response Times/1,3/**
             backbone router                                                { * }
-------------------------------------------------------------------------------------------------------
             { * } site router/4/ to     { * }                              Average of Response Times/1,3/**
             backbone router                                                { * }
-------------------------------------------------------------------------------------------------------
Calendar     ( * } intra-backbone        { * }                              Average of Response Times/1,5/**
month                                                                       { * }
-------------------------------------------------------------------------------------------------------

/1/ Response Times measured for the { * } Data Network will be measured on a { * } basis by { * }, which polls each endpoint (i.e., the site router) of the Data Network every { * }, and is reported via { * }. Notwithstanding the definition of "Response Time" in Schedule B, for the purposes of this Table B1-2, Response Time excludes { * }.

/2/ As of the Effective Date, these site routers have an access link bit-rate capacity of less than DS-1. An increase in such capacity shall constitute a Trigger Event with respect to the corresponding Performance Standards listed in this Table B1-2.

/3/ "Response Time" is measured from the originating site router to the destination IBM hub router and back to such originating site router.

/4/ As of the Effective Date, this site router has an access link bit-rate capacity of { * }. An increase in such capacity shall constitute a Trigger Event with respect to the corresponding Performance Standards listed in this Table A-2.

/5/ "Response Time" is measured from an originating IBM backbone hub router to the destination IBM backbone hub router and back to the originating IBM backbone hub router. IBM monitors { * } Data Network utilization statistics with the design goal of less than { * } utilization of the total capacity during the applicable Busy Hour for normal operations. In the event that Data Network traffic exceeds the design goal for more than { * } of the measurements taken during a { * } period (pursuant to footnote 2 of this Table B1-2), IBM will use reasonable judgment to identify and make necessary additions or changes if it is determined that the link will grow beyond the design goal. It is estimated such additions or changes necessary to accommodate Data Network traffic growth beyond the design goal shall be implemented within three (3) weeks of the completion of such analysis.

** Less than equal to
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Attachment B-1 to Schedule B of Services Agreement         MSDW/IBM Confidential
                                      B1-2                 Final Execution Draft

2.   PRINT SERVICES PERFORMANCE STANDARDS

     (a)  Print and Insertion Quality

Table B1-3

--------------------------------------------------------------------------------------------------------------------
Measurement      Print and      Print and Insertion Quality Minimum    Print and Insertion Quality Business
   Window      Insertion Job           Performance Standard                     Delivery Standard
--------------------------------------------------------------------------------------------------------------------
Calendar           See Annex      { * }                                 (a) Print Productivity for each Print and
 month               B1-1                                               Insertion Job ** the corresponding Business
                                                                        Delivery Standard completion time/1/, and
                                                                        (b) The number of Business Impacting Events
                                                                        for all Print and Insertion Jobs listed in
                                                                        Annex A-1 { * }
--------------------------------------------------------------------------------------------------------------------

/1/ The applicable corresponding Business Delivery Standard completion times and
    Minimum Performance Standard completion times, as applicable, are set forth in Annex B1-1 to this Attachment B-1.
--------------------------------------------------------------------------------

3.   IPSS SERVICES PERFORMANCE STANDARDS

     (a)  Batch Completion Times

Table B1-4

--------------------------------------------------------------------------------------------------------
Measurement      Scheduled          Batch Completion Time Minimum    Batch Completion Time Business
   Window        Batch Job              Performance Standard               Delivery Standard
--------------------------------------------------------------------------------------------------------
Calendar quarter   See footnote 1    { * }                           { * } of all Batch Completion Times for
                                                                     applicable Batch Jobs are earlier than
                                                                     or equal to the corresponding scheduled
                                                                     completion times/1/
--------------------------------------------------------------------------------------------------------

/1/ The applicable Batch Jobs and their corresponding scheduled completion times are those listed in Annex B1-2, as such listing may be modified from time to time by the mutual agreement of the Parties. In the event that the Parties agree to add one (or more) Batch Job(s) to Table B1-2-1 of Annex B1-2, performance for the new Batch Job will be baselined for { * } (or such other mutually agreeable period). Thereafter, the foregoing Batch Completion Time Business Delivery Standard shall be amended pursuant to the following formula:

                                    N= { * }

where: "N" is the amended Batch Completion Time Business Delivery Standard, "O" is the prior Batch Completion Time Business Delivery Standard, "B" is the percentage of Batch Completion Times for the added Batch Job during the baselining period that are earlier than or equal to the corresponding scheduled completion time for such added Batch Job(s), "x" is the aggregate number of scheduled runs for all of the Batch Jobs in Table B1-2-1 of Annex B1-2 (including the added Batch Job(s)), and "y" is the aggregate number of scheduled runs for the added Batch Job(s).

If a change in the scheduled completion time for a Batch Job is agreed upon by the Parties, the change will be documented (via e-mail), Table B1-2-1 of Annex B1-2 shall be deemed modified to the extent of such documented and agreed-upon change, and the foregoing Batch Completion Time Business Delivery Standard will remain unchanged. The Parties agree to review and update Annex B1-2 to add or subtract Batch Jobs or to modify the names or scheduled completion times of the Batch Jobs and as applicable, update Batch Completion Time Business Delivery Standard on a { * } basis, or as otherwise mutually agreed upon by the Parties.
-------------------------------------------------------------------------------

** Less than equal to

--------------------------------------------------------------------------------
Attachment B-1 to Schedule B of Services Agreement         MSDW/IBM Confidential
                                      B1-3                 Final Execution Draft

                                   ANNEX B1-1

                            Print and Insertion Jobs

Table B1-1-1

-----------------------------------------------------------------------------------------------------
 Print and Insertion  Corresponding Minimum Performance     Corresponding Business Delivery
       Job                Standard Completion Time             Standard Completion Time/1/
-----------------------------------------------------------------------------------------------------
{ * }                    { * }                             If the data necessary to execute the Print
                                                           and Insertion Job is made available to IBM
                                                           by { * }, then the corresponding
                                                           completion time will be by { * }
-----------------------------------------------------------------------------------------------------
{ * }                    { * }                             If the data necessary to execute the Print
                                                           and Insertion Job is made available to IBM
                                                           by { * }, then the corresponding
                                                           completion time will be by { * }
-----------------------------------------------------------------------------------------------------
{ * }                    { * }                             If the data necessary to execute the Print
                                                           and Insertion Job is made available to IBM
                                                           by { * }, then the corresponding
                                                           completion time will be by { * }
-----------------------------------------------------------------------------------------------------

/1/ Novus Financial and IBM agree that the designated corresponding completion time will be extended { * } for each minute after { * } during which Novus Financial has not provided the necessary data to execute the applicable Print and Insertion Job; if Novus Financial has not provided such data by { * } (the "Cutoff Time") that the designated corresponding completion time will be extended by { * }.

/2/ Output of the Print and Insertion Job will be stamped with the postmark of the Postal Day subsequent to the day corresponding to the completion time.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annex B1-1 to Attachment B-1 of                            MSDW/IBM Confidential
Schedule B of Services Agreement      B1-1-1               Final Execution Draft

                                   ANNEX B1-2

             Batch Jobs and Corresponding Scheduled Completion Times

Table B1-2-1

---------------------------------------------------------------------
            Batch Job            Scheduled Completion Time
---------------------------------------------------------------------
             { * }                        { * }
---------------------------------------------------------------------
             { * }                        { * }
---------------------------------------------------------------------
             { * }                        { * }
---------------------------------------------------------------------



--------------------------------------------------------------------------------
Annex B1-2 to Attachment B-1 of                            MSDW/IBM Confidential
Schedule B of Services Agreement      B1-2-1               Final Execution Draft

                                 ATTACHMENT B-2

                 Performance Standards for Dean Witter Reynolds

1.   DATA NETWORK SERVICES PERFORMANCE STANDARDS

     (a)  Data Network Availability

Table B2-1

-----------------------------------------------------------------------------------------------------------------------
    Data Network      Measurement    Scheduled Uptime      Data Network Availability      Data Network Availability
                         Window                           Minimum Performance Standard    Business Delivery Standard
-----------------------------------------------------------------------------------------------------------------------
{ * }                 Calendar       { * }                { * }                          Average Availability during
                      month                                                              Critical Times/4/ for the DWR
                                                                                         physical units in a
                                                                                         Representative Sample/1/ for
                                                                                         which IBM is responsible ***
                                                                                         { * }
----------------------------------------------------------------------------------------------------------------------
{ * } High-Volume    Calendar        { * }                { * }                          Availability/2,4/*** { * }
Site NCPs             month                                                              for each High-Volume Site NCP
----------------------------------------------------------------------------------------------------------------------
{ * } for all         Calendar       { * }                { * }                          Average Availability for all
single-attached       month                                                              such sites *** { * }
sites without dial
backup/3/
---------------------------------------------------------------------------------------------------------------------
{ * } for all         Calendar       { * }                { * }                          Average Availability for all
dual-attached sites   month                                                              such sites *** { * }
and sites with dial
backup/3/
---------------------------------------------------------------------------------------------------------------------
{ * }                 Calendar       { * }                See footnote 5                 See footnote 5
                      month
---------------------------------------------------------------------------------------------------------------------

/1/ Availability measured on a { * } basis using the { * }, which constantly updates { * } records. IBM will collect such records, and report, on the applicable monthly report, { * } Data Network Availability as specified by this Table B2-1. For the purposes of this Table B2-1 only, "Representative Sample" means a sample that consists of at least { * } of all DWR physical units ("PUs") for which IBM is responsible. The PUs included in the Representative Sample will be reported to DWR in the { * } PU Availability report. IBM will actively monitor the { * } Data Network and report any Outages in accordance with practices in place prior to the Effective Date. In the event of an Outage of a circuit providing primary connectivity to a DWR site such that it is necessary to activate the { * } feature with respect to such circuit, IBM shall restore the affected primary circuit as soon as possible. If such Outage exceeds { * } in duration, then upon DWR's request, IBM will perform a root-cause analysis to determine the cause(s) for the Outage, and will promptly report any findings to DWR. Upon receiving notice of an Outage, the appropriate IBM Help Desk shall promptly open a problem ticket for such Outage and notify DWR of the Outage within { * } of receiving such notice. If DWR is dissatisfied with the timeliness of the Help Desk's notification, then upon DWR's request, IBM shall investigate the cause(s) for any delays, take such action as is reasonably necessary to ensure that such delays do not recur, and reasonably demonstrate to DWR that it has performed such investigation and taken such action.

/2/ "High-Volume Site NCPs" shall mean the following { * } key NCPs: { * }. IBM will measure the Availability of each High-Volume Site NCP.

/3/ Availability will be measured on a { * } basis by the { * }, which polls each endpoint (i.e., the site router) of the { * } Data Network every { * } and is reported via { * }. A "dual-attached site" is Available for Use if either of the two leased lines to the site router is Available for Use. A "site with dial backup" is Available for Use if the leased line or the switched dial backup circuit to the site router is Available for Use.

/4/ For the purposes of this Table B2-1 only, "Critical Times" means { * } E.T., excluding { * }. For the purposes of

*** more than equal to

--------------------------------------------------------------------------------
Attachment B-2 to Schedule B of Services Agreement         MSDW/IBM Confidential
                                       B2-1                Final Execution Draft

--------------------------------------------------------------------------------
this Table B2-1 only, "Non-Critical Times" means those times that are not Critical Times as defined in this footnote.
/5/ An Availability Business Delivery Standard and an Availablity
Minimum Performance Standard applicable to DWR shall be established pursuant to
Section 7.8 of Schedule B.
--------------------------------------------------------------------------------

      (b)    Systems Availability

Table B2-2

----------------------------------------------------------------------------------------------------------
   System     Measurement      Scheduled Uptime      Availability Minimum      Availability Business
                Window                                Performance Standard        Delivery Standard
----------------------------------------------------------------------------------------------------------
{ * }         Calendar          { * }                 { * }                     Availability/1/ *** { * }
              month
----------------------------------------------------------------------------------------------------------
{ * }         Calendar          { * }                 { * }                      Availability/2/ *** { * }
system        month
region
----------------------------------------------------------------------------------------------------------

/1/ Availability will be measured using { * }.
/2/ Availability measured using the { * }.
--------------------------------------------------------------------------------

         (c)      Data Network Response Time

Table B2-3

-------------------------------------------------------------------------------------------------------------------
Data Network  Measurement  Transaction Description     Data Network Response Time     Data Network Response Time
                Window                                 Minimum Performance Standard    Business Delivery Standard
-------------------------------------------------------------------------------------------------------------------
{ * }          Calendar      All transmissions and     { * }                           Average of Response Times/1/
                month        communications                                              ** { * }

--------------------------------------------------------------------------------------------------------------------

/1/ Notwithstanding the definition of "Response Time" in Schedule B, for the purposes of this Table B-2, "Response Time" excludes { * }. Response Time is measured from network interface card (including those attached to routers, PCs and front end processors) to host and back to such network interface card using Response Time sampling obtained every { * } using the { * } operating on the { * } communications controller at each { * } site and the { * } operating on the mainframe host, as applicable.
--------------------------------------------------------------------------------

      (d)    Data Network Latency

Table B2-4

---------------------------------------------------------------------------------------------------------------------
Data Network  Measurement  Transaction Description    Data Network Latency Minimum      Data Network Latency
                Window                                     Performance Standard       Business Delivery Standard
---------------------------------------------------------------------------------------------------------------------
{ * }         Calendar      All transmissions and        See footnote 1                See footnote 1
              month         communications

---------------------------------------------------------------------------------------------------------------------

*** more than equal to
** less than equal to

/1/ A Latency Business Delivery Standard and a Latency Minimum Performance Standard applicable to DWR shall be established pursuant to Section 7.8 of Schedule B.
--------------------------------------------------------------------------------

      (e)    Frame Delivery Rate

Table B2-5

--------------------------------------------------------------------------------
Attachment B-2 to Schedule B of Services Agreement         MSDW/IBM Confidential
                                       B2-2                Final Execution Draft

---------------------------------------------------------------------------------------------------------------------
Data Network   Measurement       Scheduled Uptime         Frame Delivery Rate Minimum   Frame Delivery Rate Business
                 Window                                       Performance Standard             Delivery Standard
---------------------------------------------------------------------------------------------------------------------

----------------------- --------------------------------------------------------
{ * }      Calendar     { * }            See footnote 1          See footnote 1
           month
--------------------------------------------------------------------------------

/1/ A Frame Delivery Rate Business Delivery Standard and a Frame Delivery Rate Minimum Performance Standard applicable to DWR shall be established pursuant to
Section 7.8 of Schedule B.
--------------------------------------------------------------------------------


2.    IPSS SERVICES PERFORMANCE STANDARDS

      (a)    Batch Processing

             (i)    Batch Input Queue Time
                    ----------------------

Table B2-6

-------------------------------------------------------------------------------------------------------------------
  Measurement          Scheduled Batch Job        Batch Input Queue Time Minimum  Batch Input Queue Time Business
     Window                                             Performance Standard              Delivery Standard
-------------------------------------------------------------------------------------------------------------------
Calendar month    All DWR Batch Jobs processed on  { * }                           { * } of Batch Input Queue
                  dedicated hosts/1/                                               Times/2/ ** { * }
-------------------------------------------------------------------------------------------------------------------

** less than equal to

/1/ Includes Batch Jobs processed on hosts on which DWR processes, which as of the Effective Date are Hosts { * } and { * }.
/2/ Batch Input Queue Time will be measured using the { * }.
--------------------------------------------------------------------------------

             (ii)   Batch Completion Time
                    ---------------------

Table B2-7

--------------------------------------------------------------------------------------------------------------------
 Measurement   Scheduled      Batch Completion Time Minimum Performance    Batch Completion Time Business Delivery
    Window      Batch Job                    Standard                                    Standard
--------------------------------------------------------------------------------------------------------------------
Calendar month  Critical       { * }                                        { * } of all Batch Completion Times for
                Batch Jobs/1/                                               applicable Batch Jobs are earlier than or
                                                                            equal to the corresponding scheduled
                                                                            completion times/1/
--------------------------------------------------------------------------------------------------------------------

/1/ The applicable Batch Jobs and their corresponding scheduled completion times are those listed in Annex B2-1, as such listing may be modified from time to time by the mutual agreement of the Parties. In the event that the Parties agree to add one (or more) Batch Job(s) to Table B2-1-1 of Annex B2-1, performance for the new Batch Job will be baselined for { * } (or such other mutually agreeable period). Thereafter, the foregoing Batch Completion Time Business Delivery Standard shall be amended pursuant to the following formula:
                                          N= { * }
where: "N" is the amended Batch Completion Time Business Delivery Standard, "O" is the prior Batch Completion Time Business Delivery Standard, "B" is the percentage of Batch Completion Times for the added Batch Job during the baselining period that are earlier than or equal to the corresponding scheduled completion time for such added Batch Job(s), "x" is the aggregate number of scheduled runs for all of the Batch Jobs in Table B2-1-1 of Annex B2-1 (including the added Batch Job(s)), and "y" is the aggregate number of scheduled runs for the added Batch Job(s).

If a change in the scheduled completion time for a Batch Job is agreed upon by the Parties, the change will be documented (via e-mail), Table B2-1-1 of Annex B2-1 shall be deemed modified to the extent of such documented and agreed-upon change, and the foregoing Batch Completion Time Business Delivery Standard will remain unchanged. The Parties agree to review and update Annex B2-1 to add or subtract Batch Jobs or to modify the names or scheduled completion times of the Batch Jobs and as applicable, update Batch Completion Time Business Delivery Standard on a { * } basis, or as otherwise mutually agreed upon by the Parties.

--------------------------------------------------------------------------------
Attachment B-2 to Schedule B of Services Agreement         MSDW/IBM Confidential
                                       B2-3                Final Execution Draft

         (b)   Customer Information Control System ("CICS")

               (i)   CICS Subsystem Availability
                     ---------------------------

Table B2-8

-------------------------------------------------------------------------------------------------------------------
 Measurement       CICS           Scheduled Uptime/1/      CICS Availability Minimum       CICS Availability
    Window       Subsystem                                     Performance Standard     Business Delivery Standard
               (CICS Region)
-------------------------------------------------------------------------------------------------------------------
Calendar month { * }          { * }                        { * }                        Availability/2/ *** { * }
               ----------------------------------------------------------------------------------------------------
               { * }          { * }                        { * }                        Availability/2/ *** { * }
               ----------------------------------------------------------------------------------------------------
               { * }          { * }                        { * }                        Availability/2/ *** { * }
               ----------------------------------------------------------------------------------------------------
               { * }          { * }                        { * }                        Availability/2/ *** { * }
               ----------------------------------------------------------------------------------------------------
               { * }          { * }                        { * }                        Availability/2/ *** { * }
               ----------------------------------------------------------------------------------------------------
               { * }          { * }                        { * }                        Availability/2/ *** { * }
               ----------------------------------------------------------------------------------------------------
               { * }          { * }                        { * }                        Availability/2/ *** { * }
               ----------------------------------------------------------------------------------------------------
               { * }          { * }                        { * }                        Availability/2/ *** { * }
               ----------------------------------------------------------------------------------------------------
               { * }          { * }                        { * }                        Availability/2/ *** { * }
               ----------------------------------------------------------------------------------------------------
               { * }          { * }                        { * }                        Availability/2/ *** { * }
               ----------------------------------------------------------------------------------------------------
               { * }          { * }                        { * }                        Availability/2/ *** { * }
               ----------------------------------------------------------------------------------------------------
               { * }          { * }                        { * }                        Availability/2/ *** { * }
               ----------------------------------------------------------------------------------------------------
               { * }          { * }                        { * }                        Availability/2/ *** { * }
               ----------------------------------------------------------------------------------------------------
               { * }          { * }                        { * }                        Availability/2/ *** { * }
               ----------------------------------------------------------------------------------------------------
               { * }          { * }                        { * }                        Availability/2/ *** { * }
               ----------------------------------------------------------------------------------------------------
               { * }          { * }                        { * }                        Availability/2/ *** { * }
               ----------------------------------------------------------------------------------------------------
               { * }          { * }                        { * }                        Availability/2/ *** { * }
               ----------------------------------------------------------------------------------------------------
               { * }          { * }                        { * }                        Availability/2/ *** { * }
               ----------------------------------------------------------------------------------------------------
               { * }          { * }                        { * }                        Availability/2/ *** { * }
               ----------------------------------------------------------------------------------------------------
               { * }          { * }                        { * }                        Availability/2/ *** { * }
               ----------------------------------------------------------------------------------------------------
               { * }          { * }                        { * }                        Availability/2/ *** { * }
               ----------------------------------------------------------------------------------------------------
               { * }          { * }                        { * }                        Availability/2/ *** { * }
               ----------------------------------------------------------------------------------------------------
               { * }          { * }                        { * }                        Availability/2/ *** { * }
               ----------------------------------------------------------------------------------------------------
               { * }          { * }                        { * }                        Availability/2/ *** { * }
               ----------------------------------------------------------------------------------------------------
               { * }          { * }                        { * }                        Average Availability/2, 5/
                                                                                        for all regions listed in
                                                                                        Annex B2-3 *** { * }
               ----------------------------------------------------------------------------------------------------
               { * }          { * }                        { * }                        See footnote 4
-------------------------------------------------------------------------------------------------------------------

*** more than equal to

/1/ All times in this table refer to Eastern Time. The following abbreviations are used to denote days of the week: M=Mondays, T=Tuesdays, W=Wednesdays, R=Thursdays, F=Fridays, S=Saturdays and N=Sundays.
/2/ For the purposes of this
Table B2-8, "Availability" refers to Availability of the specified CICS region and applicable data files. Any Outages of unknown cause less than { * } in duration shall be deemed to be { * } for the purposes of this Table B2-5. Availability will be measured { * } of Scheduled Uptime using the { * }. DWR and IBM agree that each CICS subsystem operating in any additional production regions provided by IBM upon the request of DWR will be deemed to be added to the foregoing list of CICS subsystems and will be subject to the Performance Standards set forth in footnote 5. IBM will use commercially reasonable efforts to maintain as Available for Use test and development regions during applicable Scheduled Uptime to the extent of IBM's responsibility for the technical and operational support of such regions. Upon the reasonable request of DWR, IBM will monitor for a reasonable time the processing times for the subsystems listed in this Table B2-5 (including test subsystems and subsystems deemed added) using { * }, and will provide DWR with data and any other performance results (e.g., analyses and diagnostic
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Attachment B-2 to Schedule B of Services Agreement         MSDW/IBM Confidential
                                       B2-4                Final Execution Draft

--------------------------------------------------------------------------------
reports) corresponding to such monitoring.
/3/ The Performance Standard Credit for IBM's failure to meet or exceed this Minimum Performance Standard will be { * }.
/4/ DWR and IBM agree that CICS subsystems operating in any additional production regions provided by IBM upon the request of DWR (which shall include the regions designated as of the Effective Date as { * }) will be deemed to be added to the foregoing list of CICS subsystems and performance for each of these subsystems will be baselined by IBM for { * } (or such other mutually agreeable period) after the later of (i) September 1, 1998, and (ii) the date such subsystem is introduced into a DWR processing environment. A CICS Availability /2/ Business Delivery Standard corresponding to each additional subsystem shall be determined, as mutually agreed, based upon { * } each additional subsystem's monthly performance (measured on a calendar-month basis) during this { * } period (or such other mutually agreeable period). DWR and IBM agree that such baselined performance for each additional subsystem will also serve as the basis for determining any Availability /2/ Minimum Performance Standard applicable to such subsystem, as mutually agreed.
/5/ Average Availability shall be calculated by (a) aggregating the { * } calculated for each applicable subsystem listed in Annex B2-3 during the Measurement Period and (b) dividing such aggregation by the total number of such subsystems, with the result expressed as { * }.
--------------------------------------------------------------------------------

       (c)    Systems Availability

Table B2-9


-------------------------------------------------------------------------------------------------------------------
     System      Measurement   Scheduled Uptime        Availability Minimum       Availability Business Delivery
                   Window                               Performance Standard                  Standard
-------------------------------------------------------------------------------------------------------------------
{ * } system     Calendar       { * }                  { * }                      (a) Availability/1/ *** { * } for
                 month                                                            host { * }, and
                                                                                  (b) Availability/1/ *** { * } for
                                                                                  host { * }
-------------------------------------------------------------------------------------------------------------------
{ * } system     Calendar       { * }                  { * }                      Availability/1/ *** { * }
region (region   month
{ * })
-------------------------------------------------------------------------------------------------------------------
{ * }            Calendar       { * }                  { * }                      Availability/2/ *** { * }
                 month
-------------------------------------------------------------------------------------------------------------------

*** more than equal to

/1/ Availability measured using { * }.
/2/ "Availability" refers to the Availability of the application subsystems comprising this system. Outages less than { * } in duration shall be deemed { * } for the purposes of this Performance Standard. IBM will not be obligated to perform causal analysis of Outages less than { * } in duration. Availability of this system will be measured { * } of Scheduled Uptime using the { * }.
--------------------------------------------------------------------------------

       (d)    System Performance

Table B2-10

--------------------------------------------------------------------------------------------------------------------
Measurement Window      System        Processing Time Minimum Performance      Processing Time Business Delivery
                                                   Standard                                Standard
--------------------------------------------------------------------------------------------------------------------
Calendar month     { * } System/1/    { * }                                  (a) Average of processing times/2/ **
                                                                             { * } for host/1/ { * } and
                                                                             (b) Average of processing times/2/ **
                                                                             { * } for host/1/ { * }
--------------------------------------------------------------------------------------------------------------------

** less than equal to

/1/ Performance of any additional system or host will be baselined for { * } (or such other mutually agreeable period) after its introduction into a DWR processing environment. The Business Delivery Standard applicable to such system or host shall be the { * } calendar-monthly performance during this { * } period (or such other mutually agreeable
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Attachment B-2 to Schedule B of Services Agreement         MSDW/IBM Confidential
                                       B2-5                Final Execution Draft

--------------------------------------------------------------------------------
period). Upon the reasonable request of DWR, IBM will monitor for a reasonable time the processing times for the Order Entry System using { * }, and will provide DWR with data and any other performance results (e.g., analyses and diagnostic reports) corresponding to such monitoring.

/2/ Processing times for { * } Period One Transaction response time is measured using the { * }. Processing times for all such { * } transactions will be recorded every { * } for each of the referenced hosts using { * } interval source data, which records the elapsed time for such transactions. "Average of processing times" will be computed as the aggregate of such elapsed times for all such { * } transactions occurring during the Measurement Window, divided by the total number of such { * } transactions occurring during the Measurement Window.
--------------------------------------------------------------------------------

         (e)      CPU Objective Allocation ("CPUOA") Performance

Table B2-11

----------------------------------------------------------------------------------------------------------------
  Measurement       Task          Class of     Shift/2/    Successful Address Space  Successful Job Threshold/3/
    Window     Classification/1/   Service                         Threshold/2/
----------------------------------------------------------------------------------------------------------------
Calendar       Started Tasks          A      Prime        { * }                      { * }
                                             -------------------------------------------------------------------
month          (STC)                         Non-Prime    { * }                      { * }
               -------------------------------------------------------------------------------------------------
               Started Tasks          B      Prime        { * }                      { * }
                                             -------------------------------------------------------------------
               (STC)                         Non-Prime    { * }                      { * }
               -------------------------------------------------------------------------------------------------
               Started Tasks          C      Prime        { * }                      { * }
                                             -------------------------------------------------------------------
               (STC)                         Non-Prime    { * }                      { * }
               -------------------------------------------------------------------------------------------------
               On-lines               A      Prime        { * }                      { * }
                                             -------------------------------------------------------------------
                                             Non-Prime    { * }                      { * }
               -------------------------------------------------------------------------------------------------
               On-lines               B      Prime        { * }                      { * }
                                             -------------------------------------------------------------------
                                             Non-Prime    { * }                      { * }
               -------------------------------------------------------------------------------------------------
               TSO                    A      Prime        { * }                      { * }
                                             -------------------------------------------------------------------
                                             Non-Prime    { * }                      { * }
               -------------------------------------------------------------------------------------------------
               TSO                    B      Prime        { * }                      { * }
                                             -------------------------------------------------------------------
                                             Non-Prime    { * }                      { * }
               -------------------------------------------------------------------------------------------------
               TSO                    C      Prime        { * }                      { * }
                                             -------------------------------------------------------------------
                                             Non-Prime    { * }                      { * }
               -------------------------------------------------------------------------------------------------
               Batch                  A      Prime        { * }                      { * }
                                             -------------------------------------------------------------------
                                             Non-Prime    { * }                      { * }
               -------------------------------------------------------------------------------------------------
               Batch                  B      Prime        { * }                      { * }
                                             -------------------------------------------------------------------
                                             Non-Prime    { * }                      { * }
               ------------------------------------------------------------------------------------------------
               Batch                  C      Prime        { * }                      { * }
                                             -------------------------------------------------------------------
                                             Non-Prime    { * }                      { * }
----------------------------------------------------------------------------------------------------------------

/1/ The CPU Objective Allocation metric is a host-based measurement expressed in two variables, "Successful Address Space Threshold" and "Successful Job Threshold," which are defined in Section 1.2 of Schedule B. Tasks are listed in descending order of priority for CPU dispatch. The order of priority may be changed upon the mutual agreement of DWR and IBM. Upon DWR's registering an application with IBM, IBM will assign the application the Task Classification mutually agreed upon by DWR and IBM.
/2/ For the purposes of this Table B2-8 only, "Prime" means { * } E.T.; "Non-Prime" means all times that are not Prime as defined in this footnote. The Business Delivery Standard for each shift category shall be satisfied if the sampled Successful Job Thresholds are greater than or equal to the levels of such variables specified above in the "Successful Job Threshold" column.
/3/ The Successful Job Threshold will be measured using sampling obtained from each address space on each host { * }, recorded in a record written to storage media. Samples for tasks of { * } or less shall be excluded.

--------------------------------------------------------------------------------

3.       PRINT SERVICES PERFORMANCE STANDARDS

--------------------------------------------------------------------------------
Attachment B-2 to Schedule B of Services Agreement         MSDW/IBM Confidential
                                       B2-6                Final Execution Draft

     (a)  Print and Insertion Quality

Table B2-12

----------------------------------------------------------------------------------------------------------------------
 Measurement     Print and      Print and Insertion Quality Minimum   Print and Insertion Quality Business
    Window      Insertion Job      Performance Standard                   Delivery Standard
----------------------------------------------------------------------------------------------------------------------
Calendar month  See Annex       { * }                                 (a) Print Productivity for each Print and
                B2-2                                                  Insertion Job ** the corresponding Business
                                                                      Delivery Standard period/1/, and (b) The number
                                                                      of Business Impacting Events for all Print and
                                                                      Insertion Jobs listed in Annex B2-2 = { * }
----------------------------------------------------------------------------------------------------------------------

/1/ The corresponding Business Delivery Standard periods and Minimum Performance Standard periods, as applicable, are set forth in Annex B2-2 to this Attachment B-2.

** less than equal to
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Attachment B-2 to Schedule B of Services Agreement         MSDW/IBM Confidential
                                      B2-7                 Final Execution Draft

                                   ANNEX B2-1

             Batch Jobs and Corresponding Scheduled Completion Times

Table B2-1-1

------------------------------------------------------------------------
         Batch Job/1/                Scheduled Completion Time/1/
------------------------------------------------------------------------

           { * }                             { * }
------------------------------------------------------------------------

           { * }                             { * }
------------------------------------------------------------------------

           { * }                             { * }
------------------------------------------------------------------------

           { * }                             { * }
------------------------------------------------------------------------

           { * }                             { * }
------------------------------------------------------------------------

           { * }                             { * }
------------------------------------------------------------------------

           { * }                             { * }
------------------------------------------------------------------------

           { * }                             { * }
------------------------------------------------------------------------

           { * }                             { * }
------------------------------------------------------------------------

           { * }                             { * }
------------------------------------------------------------------------

           { * }                             { * }
------------------------------------------------------------------------

           { * }                             { * }
------------------------------------------------------------------------

           { * }                             { * }
------------------------------------------------------------------------
/1/ All times in this table refer to Eastern Time expressed in 24-hour format (e.g., "09:00" means 9:00 a.m., "00:00" means 12:00 a.m. and "15:00" means 3:00
p.m.). Completion times refer to the completion time on the particular day specified for the completion of the Batch Job by the Batch Job schedule provided by DWR. DWR and IBM agree that IBM will not be responsible for failing to achieve any Batch Job completion time if such Batch Job is completed within { *} of the listed completion time.


--------------------------------------------------------------------------------
Annex B2-1 to Attachment B-2 of                            MSDW/IBM Confidential
Schedule B of Services Agreement      B2-1-1               Final Execution Draft

                                   ANNEX B2-2

                            Print and Insertion Jobs

Table B2-2-1

-----------------------------------------------------------------------------------------------------------------------
   Print and Insertion Job          Corresponding Minimum Performance       Corresponding Business Delivery Standard
                                             Standard Period                                 Period
-----------------------------------------------------------------------------------------------------------------------
DWR monthly { * } and                             { * }                     The applicable scheduled completion time/1/
associated materials (as
designated by DWR) for
accounts with activity during
current Measurement Window
-----------------------------------------------------------------------------------------------------------------------
DWR monthly { * } and                             { * }                     The applicable scheduled completion time/1/
associated materials (as
designated by DWR) for
accounts with activity during
current Measurement Window
-----------------------------------------------------------------------------------------------------------------------
DWR monthly { * } and                             { * }                     The applicable scheduled completion time/1/
associated materials (as
designated by DWR) for
accounts with activity during
current Measurement Window
-----------------------------------------------------------------------------------------------------------------------
DWR monthly { * } and                             { * }                     The applicable scheduled completion time/1/
associated materials (as
designated by DWR) for
accounts with activity during
current Measurement Window
-----------------------------------------------------------------------------------------------------------------------
DWR monthly { * } and                             { * }                     The applicable scheduled completion time/1/
associated materials (as
designated by DWR) for
accounts with activity during
current Measurement Window
-----------------------------------------------------------------------------------------------------------------------
DWR monthly { * } and                             { * }                       { * } after the applicable scheduled
associated materials (as                                                                completion time/1/
designated by DWR)
-----------------------------------------------------------------------------------------------------------------------
DWR quarterly { * } and                           { * }                     The applicable scheduled completion time/1/
associated materials (as
designated by DWR) for all
accounts
-----------------------------------------------------------------------------------------------------------------------
DWR quarterly { * } and                           { * }                     The applicable scheduled completion time/1/
associated materials (as
designated by DWR) for all
accounts
-----------------------------------------------------------------------------------------------------------------------
DWR annual { * } and                              { * }                     The applicable scheduled completion time/1/
associated materials (as
designated by DWR)
-----------------------------------------------------------------------------------------------------------------------
DWR annual { * } and                              { * }                     The applicable scheduled completion time/1/
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annex B2-2 to Attachment B-2 of                            MSDW/IBM Confidential
Schedule B of Services Agreement      B2-2-1               Final Execution Draft

--------------------------------------------------------------------------------
associated materials (as
designated by DWR)
--------------------------------------------------------------------------------
/1/ The applicable scheduled completion times for the Print and Insertion Jobs as of the Effective Date are provided in { * } pages 1945-1946 (Dean Witter Securities) and 20058-20059 (Year End), as such listings may be amended from time to time by the mutual agreement of DWR and IBM. If DWR provides the necessary data to execute the Print and Insertion Job within { * } the corresponding scheduled Batch Job completion time, then the corresponding Minimum Performance Standard period and corresponding Business Delivery Standard period, as applicable, for such Print and Insertion Job will be { * }. If DWR provides the necessary data to execute the Print and Insertion Job at any time subsequent to { * } the corresponding scheduled Batch Job completion time, DWR and IBM will set a mutually agreeable corresponding Minimum Performance Standard period and corresponding Business Delivery Standard period, as applicable, for the impacted individual Print and Insertion Job(s).

In the event that IBM provides additional resource capacity or modifies Service architecture with respect to the print and insertion Services corresponding to the Print and Insertion Jobs set forth in this Table B2-2-1, then IBM's performance of the related Services shall be baselined by IBM for { * } (or such other mutually agreeable period) after the date that such change is implemented. Each Print and Insertion Quality Business Delivery Standard set forth in Attachment B-2 shall be adjusted to be equal to the { * } the monthly performance (measured on a calendar-month basis) during this { * } (or such other mutually agreeable period) for the corresponding Print and Insertion Job. Each Print and Insertion Quality Minimum Performance Standard set forth in Attachment B-2 shall also be adjusted; provided, however, that the proportion between the adjusted Minimum Performance Standard and the adjusted Business Delivery Standard is no less favorable to MSDW than the proportion between the corresponding unadjusted Minimum Peformance Standard and unadjusted Business Delivery Standard. In no event shall the adjustment described in this footnote result in any Minimum Performance Standard or Business Delivery Standard less favorable to MSDW than before such adjustment.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Annex B2-2 to Attachment B-2 of                            MSDW/IBM Confidential
Schedule B of Services Agreement      B2-2-2               Final Execution Draft

                                   ANNEX B2-3

                              Certain CICS Regions

Table B2-3-1

--------------------------------------------------------------------------------
          CICS Region                        Scheduled Uptime/1/
--------------------------------------------------------------------------------
             { * }               { * }
--------------------------------------------------------------------------------
             { * }               { * }
--------------------------------------------------------------------------------
             { * }               { * }
--------------------------------------------------------------------------------
             { * }               { * }
--------------------------------------------------------------------------------
             { * }               { * }
--------------------------------------------------------------------------------
/1/ All times in this table refer to Eastern Time. The following abbreviations are used to denote days of the week: M=Mondays, T=Tuesdays, W=Wednesdays, R=Thursdays, F=Fridays, S=Saturdays and N=Sundays.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Annex B2-3 to Attachment B-2 of                            MSDW/IBM Confidential
Schedule B of Services Agreement      B2-3-1               Final Execution Draft

                                 ATTACHMENT B-3

              Performance Standards for Discover Financial Services

1.       DATA NETWORK SERVICES PERFORMANCE STANDARDS

         (a)      Data Network Availability

Table B3-1

-------------------------------------------------------------------------------------------------------------------------
    Data Network      Measurement       Scheduled Uptime      Data Network Availability        Data Network
                         Window                                  Minimum Performance       Availability Business
                                                                       Standard              Delivery Standard
-------------------------------------------------------------------------------------------------------------------------
{ * }                Calendar month          { * }                     { * }                Availability/1/ *** { * }
-------------------------------------------------------------------------------------------------------------------------
{ * } Gateways       Calendar month          { * }                     { * }                Availability/1/ *** { * }
(Host Interface
Gateways)
-------------------------------------------------------------------------------------------------------------------------
{ * } for all        Calendar month          { * }                     { * }                Average Availability/2/
single-attached                                                                             for all such sites *** { * )
sites  without dial
backup
-------------------------------------------------------------------------------------------------------------------------
{ * } for all        Calendar month          { * }                     { * }                Average Availability/2/
dual-attached sites                                                                         for all such sites *** { * )
and sites with dial
backup/2/
-------------------------------------------------------------------------------------------------------------------------
{ * }                Calendar month          { * }                     See footnote 3       See footnote 3
-------------------------------------------------------------------------------------------------------------------------

/1/ Availability will be measured continuously using the { * } operating on the Front End Processors for which IBM is responsible at Discover sites.
/2/ Availability will be measured on a { * } basis by the { * }, which polls each endpoint (i.e., the site router) of the { * } Data Network every { * }, and is reported via { * } and { * } ticket validation. A "dual-attached site"
is Available for Use if either of the two leased lines to the site router is Available for Use. A "site with dial backup" is Available for Use if the leased line or the switched dial backup circuit to the site router is Available for Use.
/3/ An Availability Business Delivery Standard and an Availability Minimum Performance Standard applicable to Discover shall be established pursuant to
Section 7.8 of Schedule B.
--------------------------------------------------------------------------------


         (b)   Data Network Component Availability

Table B3-2

-----------------------------------------------------------------------------------------------------------------------
  Data Network   Measurement   Scheduled     Data Network Availability Minimum      Data Network Availability
   Component       Window        Uptime            Performance Standard             Business Delivery Standard
-----------------------------------------------------------------------------------------------------------------------
{ * }            Calendar     { * }          { * }                                   Availability/1/ *** { * }
                 month
-----------------                            --------------------------------------------------------------------------
{ * }                                        { * }                                   Availability/1/ *** { * }
-----------------                            --------------------------------------------------------------------------
{ * }                                        { * }                                   Availability/1/ *** { * }
-----------------                            --------------------------------------------------------------------------
Transaction                                  { * }                                   Availability/2/ *** { * }
Routing Services
-----------------------------------------------------------------------------------------------------------------------
/1/ Availability measured on a { * } basis using the application { * }
-----------------------------------------------------------------------------------------------------------------------

*** more than equal to

--------------------------------------------------------------------------------
 Attachment B-3 to Schedule B of Services Agreement        MSDW/IBM Confidential
                                       B3-1                Final Execution Draft

--------------------------------------------------------------------------------
/2/ Availability measured on a { * } basis using information derived from { * }, excluding Gateway Communication Errors. "Gateway Communication Errors" means all terminal disconnects plus errors that are tracked because the { * } Data Network is not Available for Use.
--------------------------------------------------------------------------------

         (c)   Data Network Response Times

Table B3-3

-------------------------------------------------------------------------------------------------------------------------
Data Network   Measurement      Transaction Description     Data Network Response Time    Data Network Response Time
                  Window                                        Minimum Performance       Business Delivery Standard
                                                                     Standard
-------------------------------------------------------------------------------------------------------------------------
{ * }          Calendar      All Data Network               { * }                        { * } of Response Times/1/ **
               month         transactions and                                            { * }
                             communications
-------------------------------------------------------------------------------------------------------------------------
/1/ Response Times measured from network interface card (including those attached to routers, PCs and front end processors) to host and back to such network interface card, excluding host processing time, using the { * }
operating on the mainframe host, as applicable.
-------------------------------------------------------------------------------------------------------------------------



         (d)    Data Network Latency

Table B3-4

-------------------------------------------------------------------------------------------------------------------------
Data Network   Measurement    Transaction Description     Data Network Latency Minimum       Data Network Latency
                 Window                                       Performance Standard        Business Delivery Standard
-------------------------------------------------------------------------------------------------------------------------
{ * }          Calendar     All transmissions and         See footnote 1                 See footnote 1
               month        communications
-------------------------------------------------------------------------------------------------------------------------
/1/ A Latency Business Delivery Standard and a Latency Minimum Performance
Standard applicable to Discover shall be established pursuant to Section 7.8 of
Schedule B.
-------------------------------------------------------------------------------------------------------------------------

** less than equal to

--------------------------------------------------------------------------------
Attachment B-3 to Schedule B of Services Agreement         MSDW/IBM Confidential
                                       B3-2                Final Execution Draft

      (e)    Frame Delivery Rate

Table B3-5

-----------------------------------------------------------------------------------------------------------------------
Data Network   Measurement        Scheduled Uptime        Frame Delivery Rate Minimum   Frame Delivery Rate Business
                 Window                                      Performance Standard             Delivery Standard
-----------------------------------------------------------------------------------------------------------------------
{ * }          Calendar         { * }                    See footnote 1                 See footnote 1
               month
-----------------------------------------------------------------------------------------------------------------------
/1/ A Frame Delivery Rate Business Delivery Standard and a Frame Delivery Rate
Minimum Performance Standard applicable to Discover shall be established pursuant to Section 7.8 of Schedule B.
-----------------------------------------------------------------------------------------------------------------------

2.    IPSS SERVICES PERFORMANCE STANDARDS

      (a)    Batch Completion Time

Table B3-6

-----------------------------------------------------------------------------------------------------------------------
 Measurement      Scheduled Batch         Batch Completion Time Minimum       Batch Completion Time Business Delivery
    Window              Job                   Performance Standard                            Standard
-----------------------------------------------------------------------------------------------------------------------
Calendar month   See footnote 1      None                                     { * } of all Batch Completion Times for
                                                                              applicable Batch Jobs are earlier than
                                                                              or equal to the corresponding scheduled
                                                                              completion times/1/
-----------------------------------------------------------------------------------------------------------------------

/1/ The applicable Batch Jobs and their corresponding scheduled completion times are those listed in Annex B3-1, as such listing may be modified from time to time by the mutual agreement of the Parties. In the event that the Parties agree to add one (or more) Batch Job(s) to Table B3-1-1 of Annex B3-1, performance for the new Batch Job will be baselined for { * } (or such other mutually agreeable period). Thereafter, the foregoing Batch Completion Time Business Delivery Standard shall be amended pursuant to the following formula:

                                    N= { * }

where: "N" is the amended Batch Completion Time Business Delivery Standard, "O" is the prior Batch Completion Time Business Delivery Standard, "B" is the percentage of Batch Completion Times for the added Batch Job during the baselining period that are earlier than or equal to the corresponding scheduled completion time for such added Batch Job(s), "x" is the aggregate number of scheduled runs for all of the Batch Jobs in Table B3-1-1 of Annex B3-1 (including the added Batch Job(s)), and "y" is the aggregate number of scheduled runs for the added Batch Job(s).

If a change in the scheduled completion time for a Batch Job is agreed upon by the Parties, the change will be documented (via e-mail), Table B3-1-1 of Annex B3-1 shall be deemed modified to the extent of such documented and agreed-upon change, and the foregoing Batch Completion Time Business Delivery Standard will remain unchanged. The Parties agree to review and update Annex B3-1 to add or subtract Batch Jobs or to modify the names or scheduled completion times of the Batch Jobs and as applicable, update Batch Completion Time Business Delivery Standard on a { * } basis, or as otherwise mutually agreed upon by the Parties.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Attachment B-3 to Schedule B of Services Agreement         MSDW/IBM Confidential
                                       B3-3                Final Execution Draft

       (b)  { * } Platform Availability

Table B3-7

-----------------------------------------------------------------------------------------------------------------------
 Measurement      Scheduled     { * } Platform Availability Minimum        { * } Platform Availability Business
    Window           Uptime               Performance Standard                         Delivery Standard
-----------------------------------------------------------------------------------------------------------------------
Calendar month   { * }           { * }                                      Availability/1/ *** { * }
-----------------------------------------------------------------------------------------------------------------------

/1/ "Availability" refers to the Availability of the { * } symmetric processing platforms (including related hardware, ESCON Directors and ESCON channels) at all of the Discover sites that utilize a { * } platform. As of the Effective Date, the Discover sites utilizing { * } platforms are located in { * } and { * }. IBM will assist Discover in achieving its operational and hardware goals by providing change and problem management controls to track { * } hardware Availability, IBM system administration workmanship, and operational readiness for the { * } platform. IBM will (a) monitor the { * } hardware platform and coordinate with the Discover Help Desk (PMG) for the timely resolution of { * } platform Problems and issues, (b) interface with { * } and other third party vendors, and (c) escalate Problems as appropriate. IBM will provide { * } reports to Discover displaying { * } platform Availability and indicating the causes of any Unexcused Downtime or Excused Downtime (e.g., hardware, operations, system administration, etc.). IBM will report on Availability by reviewing various system and problem logs that record Availability as described in this footnote.
--------------------------------------------------------------------------------

       (c)  CICS Subsystem Availability

Table B3-8

-------------------------------------------------------------------------------------------------------------------------
 Measurement      CICS Subsystem (CICS          Scheduled Uptime          CICS Availability      CICS Availability
    Window              Region)                                          Minimum Performance     Business Delivery
                                                                               Standard               Standard
-------------------------------------------------------------------------------------------------------------------------
Calendar month   { * }                   { * }                           { * }                 Availability/1/ { * }
                 --------------------------------------------------------------------------------------------------------
                 { * }                   { * }                           { * }                 Availability/1/ { * }
                 --------------------------------------------------------------------------------------------------------
                 { * }                   { * }                           { * }                 Availability/1/ { * }
                 --------------------------------------------------------------------------------------------------------
                 { * }                   { * }                           { * }                 Availability/1/ { * }
                 --------------------------------------------------------------------------------------------------------
                 { * }                   See footnote 3                  { * }                 Average
                                                                                               Availability/1,5/ for
                                                                                               all such subsystems
                                                                                               *** { * }
                 --------------------------------------------------------------------------------------------------------
                 Each other subsystem    See footnote 3                  { * }                 Availability/1/ *** { * }
                 listed in Table                                                               for each applicable
                 B3-2-2 of Annex                                                               subsystem
                 B3-2/3,4/
-------------------------------------------------------------------------------------------------------------------------

*** more than equal to
/1/ For the purposes of this Table B3-8, "Availability" refers to the Availability of the specified CICS regions and applicable data files. With respect to Performance Standards which measure the Availability of a grouped pair of regions, such pair will be deemed Available for Use if either of the regions in the pair are Available for Use during Scheduled Uptime. With respect to Performance Standards which measure the Availability of two grouped pairs of regions, such pairs will be deemed Available for Use if either pair is Available for Use during Scheduled Uptime pursuant to the preceding sentence. Any Outages of unknown cause less than { * } in duration shall be deemed to be { * } for the purposes of this Table B3-8. Availability will be measured every { * } of Scheduled Uptime using the { * } Upon the reasonable request of Discover, IBM will monitor for a reasonable time the processing times for the subsystems listed in this Table B3-8 (including test subsystems and subsystems deemed added) using { * }, and will provide Discover with data and any other performance results (e.g., analyses and diagnostic reports) corresponding to such monitoring. IBM will use commercially reasonable efforts to maintain as Available for Use those regions used by Discover for testing or development purposes during applicable Scheduled Uptime to the extent of IBM's
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Attachment B-3 to Schedule B of Services Agreement         MSDW/IBM Confidential
                                       B3-4                Final Execution Draft
responsibility for the technical and operational support of such regions. The Parties agree that IBM will monitor the test/development/QA CICS Program Library regions on { * } (or such other host on which such regions operate) (collectively the "Monitored Regions") by { * } for each of the major versions and releases of CICS in production (e.g., CICS releases { * }) on { * }, monitoring the Availability of such { * } using { * }, and proactively informing MSDW of any problems causing the lack of Availability of such { * } which could indicate possible Availability problems with respect to the Monitored Regions. /2/ The Performance Standard Credit for IBM's failure to meet or exceed this Minimum Performance Standard will be the { * }.
/3/ The applicable subsystems and their corresponding Scheduled Uptimes are listed in the corresponding table in Annex B3-2.
/4/ Discover and IBM agree that CICS subsystems operating in any additional production regions that are provided by IBM upon the request of Discover will be deemed to be added to Annex B3-2 and performance for each of these subsystems will be baselined by IBM for { * } (or such other mutually agreeable period) after the later of (i) September 1, 1998, and (ii) the date such subsystem is introduced into a Discover processing environment. A CICS Availability/1/ Business Delivery Standard corresponding to each additional subsystem shall be determined, as mutually agreed, based upon the { * } each additional subsystem's monthly performance (measured on a calendar-month basis) during this { * } period (or such other mutually agreeable period). Discover and IBM agree that such baselined performance for each additional subsystem will also serve as the basis for determining any corresponding Availability/1/ Minimum Performance Standard applicable to such subsystem, as mutually agreed.
/5/ Average Availability shall be calculated by (a) aggregating the Availability { * } calculated for each applicable subsystem during the Measurement Period and
(b) dividing such aggregation by the total number of such subsystems, with the result { * }.
/6/ The Performance Standard Credit for IBM's failure to meet or exceed this Minimum Performance Standard will be as follows: If the average Availability/1/, /5/ for CICS subsystems Listed in { * } of { * } is less than { * }, the Performance Standard Credit for IBM's failure to meet or exceed this Minimum Performance Standard will be the { * }; provided, however, that notwithstanding the foregoing, (a) if the number of individual subsystems for which Availability/1/ *** { * } per subsystem exceeds { * } but is less than or equal to { * }, the applicable Performance Standard Credit shall be the amount calculated as the { * } and (b) if the number of individual subsystems for which Availability/1/ *** { * } per subsystem exceeds { * }, the applicable Performance Standard Credit shall be the amount calculated as the { * }.
--------------------------------------------------------------------------------
*** less than
         (d)   Systems Availability

Table B3-9

----------------------------------------------------------------------------------------------------------------------
   System     Measurement   Scheduled Uptime   Availability Minimum       Availability Business Delivery Standard
                 Window                        Performance Standard
----------------------------------------------------------------------------------------------------------------------
{ * } System  Calendar      { * }             { * }                   (a) Availability/1/ *** { * } for host { * }, and
              month                                                   (b) Availability/1/ *** { * } for host { * }, and
                                                                      (c) Availability/1/ *** { * } for host { * }, and
                                                                      (d) Availability/1/ *** { * } for host { * }
----------------------------------------------------------------------------------------------------------------------
{ * } System  Calendar      { * }             { * }                   Availability/1/ *** { * }
              month
----------------------------------------------------------------------------------------------------------------------
/1/ "Availability" is measured using { * } and refers to the Availability of the applicable systems in production environments only.
----------------------------------------------------------------------------------------------------------------------

*** more than equal to

         (e)   CPU Objective Allocation ("CPUOA") Performance

Table B3-10


Attachment B-3 to Schedule B of Services Agreement         MSDW/IBM Confidential
                                       B3-5               Final Execution Draft

---------------------------------------------------------------------------------------------------------------------
 Measure-            Task
   ment          Classifica-       Class of                    Successful Address        Successful Job
  Window           tion/1/         Service     Shift/2/        Space Threshold/2/         Threshold/3/
---------------------------------------------------------------------------------------------------------------
 Calendar       Started Tasks         A        Prime                 { * }                    { * }
                                               ----------------------------------------------------------------
 month          (STC)                          Non-Prime             { * }                    { * }
                -----------------------------------------------------------------------------------------------
                Started Tasks         B        Prime                 { * }                    { * }
                                               ----------------------------------------------------------------
                (STC)                          Non-Prime             { * }                    { * }
                -----------------------------------------------------------------------------------------------
                Started Tasks         C        Prime                 { * }                    { * }
                                               ----------------------------------------------------------------
                (STC)                          Non-Prime             { * }                    { * }
                -----------------------------------------------------------------------------------------------
                On-lines              A        Prime                 { * }                    { * }
                                               ----------------------------------------------------------------
                                               Non-Prime             { * }                    { * }
                -----------------------------------------------------------------------------------------------
                On-lines              B        Prime                 { * }                    { * }
                                               ----------------------------------------------------------------
                                               Non-Prime             { * }                    { * }
                -----------------------------------------------------------------------------------------------
                { * }                 A        Prime                 { * }                    { * }
                                               ----------------------------------------------------------------
                                               Non-Prime             { * }                    { * }
                -----------------------------------------------------------------------------------------------
                { * }                 B        Prime                 { * }                    { * }
                                               ----------------------------------------------------------------
                                               Non-Prime             { * }                    { * }
                -----------------------------------------------------------------------------------------------
                { * }                 C        Prime                 { * }                    { * }
                                               ----------------------------------------------------------------
                                               Non-Prime             { * }                    { * }
                -----------------------------------------------------------------------------------------------
                Batch                 A        Prime                 { * }                    { * }
                                               ----------------------------------------------------------------
                                               Non-Prime             { * }                    { * }
                -----------------------------------------------------------------------------------------------
                Batch                 B        Prime                 { * }                    { * }
                                               ----------------------------------------------------------------
                                               Non-Prime             { * }                    { * }
                -----------------------------------------------------------------------------------------------
                Batch                 C        Prime                 { * }                    { * }
                                               ----------------------------------------------------------------
                                               Non-Prime             { * }                    { * }
---------------------------------------------------------------------------------------------------------------

/1/ The CPU Objective Allocation metric is a host-based measurement expressed in two variables, "Successful Address Space Threshold" and "Successful Job Threshold," which are defined in Section 1.2 of Schedule B. Tasks are listed in descending order of priority for CPU dispatch. The order of priority may be changed upon the mutual agreement of Discover and IBM. Upon Discover's registering an application with IBM, IBM will assign the application the Task Classification mutually agreed upon by Discover and IBM.
/2/ For the purposes of this Table B3-8 only, "Prime" means { * } E.T.; "Non-Prime" means all times that are not Prime as defined in this footnote. The Business Delivery Standard for each shift category shall be satisfied if the sampled Successful Job Thresholds are greater than or equal to the levels of such variables specified above in the "Successful Job Threshold" column.
/3/ The Successful Job Threshold will be measured using sampling obtained from each address space on each host { * }, recorded in a record written to storage media. Samples for tasks of { * } or less shall be excluded.
--------------------------------------------------------------------------------

3.   PRINT SERVICES PERFORMANCE STANDARDS

     (a)  Print and Insertion Quality

--------------------------------------------------------------------------------
Attachment B-3 to Schedule B of Services Agreement         MSDW/IBM Confidential
                                      B3-6                 Final Execution Draft

Table B3-11

-------------------------------------------------------------------------------------------------------------------------
 Measurement      Print and     Print and Insertion Quality Minimum        Print and Insertion Quality Business
    Window      Insertion Job          Performance Standard                         Delivery Standard
-------------------------------------------------------------------------------------------------------------------------
Calendar        See Annex       { * }                                      (a) Print Productivity for each Print Only
month           B3-3                                                           and Print and Insertion Job ** the
                                                                               corresponding Business Delivery
                                                                               Standard period/1/ and

                                                                           (b) The number of Business Impacting
                                                                               Events for all Print and Insertion
                                                                               Jobs listed in Annex B3-3 = { * }
-------------------------------------------------------------------------------------------------------------------------


/1/ The corresponding Business Delivery Standard periods as well as the corresponding Minimum Performance Standard periods are set forth in Annex B3-3 to this Attachment E.
--------------------------------------------------------------------------------
** less than equal to


--------------------------------------------------------------------------------
Attachment B-3 to Schedule B of Services Agreement         MSDW/IBM Confidential
                                      B3-7                 Final Execution Draft

                                   ANNEX B3-1

             Batch Jobs and Corresponding Scheduled Completion Times

Table B3-1-1

--------------------------------------------------------------------------------
          Infrastructure Batch Job/1/         Scheduled Completion Time/2/
--------------------------------------------------------------------------------
 { * }                                                  { * }
--------------------------------------------------------------------------------
 { * }                                                  { * }
--------------------------------------------------------------------------------
 { * }                                                  { * }
--------------------------------------------------------------------------------
 { * }                                                  { * }
--------------------------------------------------------------------------------
 { * }                                                  { * }
--------------------------------------------------------------------------------
 { * }                                                  { * }
--------------------------------------------------------------------------------
 { * }                                                  { * }
--------------------------------------------------------------------------------
 { * }                                                  { * }
--------------------------------------------------------------------------------
 { * }                                                  { * }
--------------------------------------------------------------------------------
 { * }                                                  { * }
--------------------------------------------------------------------------------
 { * }                                                  { * }
--------------------------------------------------------------------------------
 { * }                                                  { * }
--------------------------------------------------------------------------------
 { * }                                                  { * }
--------------------------------------------------------------------------------
 { * }                                                  { * }
--------------------------------------------------------------------------------
 { * }                                                  { * }
--------------------------------------------------------------------------------
 { * }                                                  { * }
--------------------------------------------------------------------------------
 { * }                                                  { * }
--------------------------------------------------------------------------------
 { * }                                                  { * }
--------------------------------------------------------------------------------
 { * }                                                  { * }
--------------------------------------------------------------------------------
 { * }                                                  { * }
--------------------------------------------------------------------------------

/1/ For these Batch Jobs, IBM will provide Discover with weekly reporting no less comprehensive than that provided prior to the Effective Date, which will include a causal description for any failure to meet the applicable scheduled completion time (e.g., "IBM-caused" or "Discover-caused").
/2/ All times in this table refer to Eastern Time, expressed in 24-hour format (e.g., "09:00" means 9:00 a.m., and "15:00" means 3:00 p.m.). The following abbreviations are used to denote days of the week: M=Mondays, T=Tuesdays, W=Wednesdays, R=Thursdays, F=Fridays, S=Saturdays and N=Sundays.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annex B3-1 to Attachment B-3                               MSDW/IBM Confidential
to Schedule B of Services Agreement        B3-1-1          Final Execution Draft

Table B3-1-2

--------------------------------------------------------------------------------
         Tracked Batch Job/1/             Scheduled Completion Time/2/
--------------------------------------------------------------------------------
 { * }                                               { * }
--------------------------------------------------------------------------------
 { * }                                               { * }
--------------------------------------------------------------------------------
 { * }                                               { * }
--------------------------------------------------------------------------------
 { * }                                               { * }
--------------------------------------------------------------------------------
 { * }                                               { * }
--------------------------------------------------------------------------------
 { * }                                               { * }
--------------------------------------------------------------------------------
 { * }                                               { * }
--------------------------------------------------------------------------------
 { * }                                               { * }
--------------------------------------------------------------------------------
 { * }                                               { * }
--------------------------------------------------------------------------------
 { * }                                               { * }
--------------------------------------------------------------------------------
 { * }                                               { * }
--------------------------------------------------------------------------------
 { * }                                               { * }
--------------------------------------------------------------------------------
 { * }                                               { * }
--------------------------------------------------------------------------------
 { * }                                               { * }
--------------------------------------------------------------------------------
 { * }                                               { * }
--------------------------------------------------------------------------------
 { * }                                               { * }
--------------------------------------------------------------------------------
 { * }                                               { * }
--------------------------------------------------------------------------------
 { * }                                               { * }
--------------------------------------------------------------------------------
 { * }                                               { * }
--------------------------------------------------------------------------------
 { * }                                               { * }
--------------------------------------------------------------------------------
 { * }                                               { * }
--------------------------------------------------------------------------------
 { * }                                               { * }
--------------------------------------------------------------------------------
 { * }                                               { * }
--------------------------------------------------------------------------------
 { * }                                               { * }
--------------------------------------------------------------------------------
 { * }                                               { * }
--------------------------------------------------------------------------------
 { * }                                               { * }
--------------------------------------------------------------------------------
 { * }                                               { * }
--------------------------------------------------------------------------------
 { * }                                               { * }
--------------------------------------------------------------------------------
/1/ For these Batch Jobs, IBM will track daily Batch Completion Time performance and will provide Discover with daily reporting of such performance similar to that provided for the Batch Jobs listed in Table B3-1-1, except that IBM need not include a causal description for any failure to meet the applicable scheduled completion time.
/2/ All times in this table refer to Eastern Time, expressed in 24-hour format (e.g., "09:00" means 9:00 a.m., and "15:00" means 3:00 p.m.). The following abbreviations are used to denote days of the week: M=Mondays, T=Tuesdays, W=Wednesdays, R=Thursdays, F=Fridays, S=Saturdays and N=Sundays.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annex B3-1 to Attachment B-3                               MSDW/IBM Confidential
to Schedule B of Services Agreement        B3-1-2          Final Execution Draft

                                   ANNEX B3-2

             CICS Subsystems and Corresponding Scheduled Uptimes

Table B3-2-1

--------------------------------------------------------------------------------
       CICS Subsystem          CICS Region             Scheduled Uptime/1/
--------------------------------------------------------------------------------
 { * }                            { * }     { * }
--------------------------------------------------------------------------------
 { * }                            { * }     { * }
--------------------------------------------------------------------------------
 { * }                            { * }     { * }
--------------------------------------------------------------------------------
 { * }                            { * }     { * }
--------------------------------------------------------------------------------
 { * }                            { * }     { * }
--------------------------------------------------------------------------------
 { * }                            { * }     { * }
--------------------------------------------------------------------------------
 { * }                            { * }     { * }
--------------------------------------------------------------------------------
 { * }                            { * }     { * }
--------------------------------------------------------------------------------
 { * }                            { * }     { * }
--------------------------------------------------------------------------------
 { * }                            { * }     { * }
--------------------------------------------------------------------------------
 { * }                            { * }     { * }
--------------------------------------------------------------------------------
 { * }                            { * }     { * }
--------------------------------------------------------------------------------
 { * }                            { * }     { * }
--------------------------------------------------------------------------------
 { * }                            { * }     { * }
--------------------------------------------------------------------------------
 { * }                            { * }     { * }
--------------------------------------------------------------------------------
 { * }                            { * }     { * }
--------------------------------------------------------------------------------
 { * }                            { * }     { * }
--------------------------------------------------------------------------------
 { * }                            { * }     { * }
--------------------------------------------------------------------------------
 { * }                            { * }     { * }
--------------------------------------------------------------------------------
 { * }                            { * }     { * }
--------------------------------------------------------------------------------
 { * }                            { * }     { * }
--------------------------------------------------------------------------------
 { * }                            { * }     { * }
--------------------------------------------------------------------------------
 { * }                            { * }     { * }
--------------------------------------------------------------------------------
 { * }                            { * }     { * }
--------------------------------------------------------------------------------
 { * }                            { * }     { * }
--------------------------------------------------------------------------------
 { * }                            { * }     { * }
--------------------------------------------------------------------------------
 { * }                            { * }     { * }
--------------------------------------------------------------------------------
 { * }                            { * }     { * }
--------------------------------------------------------------------------------
/1/ All times refer to Eastern Time. The following abbreviations are used to denote days of the week: M=Mondays, T=Tuesdays, W=Wednesdays, R=Thursdays, F=Fridays, S=Saturdays and N=Sundays.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annex B3-2 to Attachment B-3                               MSDW/IBM Confidential
to Schedule B of Services Agreement        B3-2-1          Final Execution Draft

Table B3-2-2

--------------------------------------------------------------------------------
      CICS Subsystem         CICS Region            Scheduled Uptime/1/
--------------------------------------------------------------------------------

{ * }                           { * }       { * }
--------------------------------------------------------------------------------

{ * }                           { * }       { * }
--------------------------------------------------------------------------------

{ * }                           { * }       { * }
--------------------------------------------------------------------------------

{ * }                           { * }       { * }
--------------------------------------------------------------------------------

{ * }                           { * }       { * }
--------------------------------------------------------------------------------

{ * }                           { * }       { * }
--------------------------------------------------------------------------------

{ * }                           { * }       { * }
--------------------------------------------------------------------------------

{ * }                           { * }       { * }
--------------------------------------------------------------------------------
/1/ All times refer to Eastern Time.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Annex B3-2 to Attachment B-3                               MSDW/IBM Confidential
to Schedule B of Services Agreement    B3-2-2              Final Execution Draft

                                   ANNEX B3-3

                       Print and Insertion/Print Only Jobs

Table B3-3-1

---------------------------------------------------------------------------------------------------------------------
  Print and Insertion Job or        Corresponding Minimum Performance       Corresponding Business Delivery Standard
        Print Only Job           Standard Period or Completion Time/1, 4/           Period or Completion Time/1, 4/
---------------------------------------------------------------------------------------------------------------------
{ * }                                             { * }                                       { * }
---------------------------------------------------------------------------------------------------------------------
{ * }                                             { * }                                       { * }
---------------------------------------------------------------------------------------------------------------------
{ * }                                             { * }                                       { * }
---------------------------------------------------------------------------------------------------------------------
{ * }                                             { * }                                       { * }
---------------------------------------------------------------------------------------------------------------------
{ * }                                             { * }                                       { * }
---------------------------------------------------------------------------------------------------------------------
{ * }                                             { * }                                       { * }
---------------------------------------------------------------------------------------------------------------------

/1/ Periods apply for single-cycle volumes only. For double cycles, the applicable periods will be extended by { * }.
/2/ Print and Insertion Job.
/3/ Print Only Job.
/4/ Parties agreed (a) that the designated corresponding Print and Insertion Job or Print Only Job, as applicable, completion time will slip { * } after the corresponding scheduled Batch Job completion time during which Discover has not provided the necessary data to execute such Print and Insertion Job or Print Only Job, as applicable, (b) if Discover does not provide necessary data to execute the Print and Insertion Job within { * } of the agreed-upon corresponding scheduled Batch Job completion time, then the corresponding Minimum Performance Standard period and corresponding Business Delivery Standard period for such Print and Insertion Job will be extended by { * } and (c) if Discover's data is late by more than { * } from the corresponding scheduled Batch Job completion time for the applicable Print and Insertion Job, or if Discover does not provide necessary data to execute the Print Only Job within {
* } of the agreed-upon corresponding scheduled Batch Job completion time, the Parties will set a mutually agreeable Minimum Performance Standard period and corresponding Business Delivery Standard period for the impacted individual Print and Insertion Job(s) or Print Only Job(s), as applicable.
/5/ As of the Effective Date, Discover is developing plans that may result in migrating some of the print volumes for the applicable Print Only Job to { * } Should this occur, the migration will constitute a Trigger Event under Section 5.2(b) of Schedule B. Discover will keep IBM involved as to the impact of this migration on IBM's print operations. As details of the migration are worked out, the Parties agree to re-evaluate the Minimum Performance Standard and Business Delivery Standard to adjust for the changes in print volumes for the Print Only Job performed by IBM.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Annex B3-3 to Attachment B-3                               MSDW/IBM Confidential
to Schedule B of Services Agreement   B3-3-1               Final Execution Draft

                                 ATTACHMENT B-4

                      Voice Services Performance Standards


This Attachment B-4 sets forth the Performance Standards applicable to Voice Services.

1.   DEFINITIONS

     1.1  Certain Definitions.
          -------------------

          As used in this Attachment B-4:

          (a) "Blocked" means the return of a busy signal to a caller or failure to connect a call to the intended recipient on the Voice Network that is due to a failure for which IBM is responsible.

          (b) "Grade of Service" or "GOS" means the probability that a call originating from or terminating at MSDW during the applicable Measurement Window for a GOS Performance Standard will be Blocked. GOS is calculated by dividing (i) the number of calls originating from or terminating at MSDW that are Blocked during the Busy Hour, by (ii) the number of attempted calls originating from or terminating at MSDW during the Busy Hour, expressed as a decimal preceded by "P" (e.g., P.010").

          (c)  "Repair Time" for Voice Services means the actual time between
               (i) the earlier of (A) the moment when MSDW provides IBM with notice of any Outage or Problem with respect to a Service or Services by calling the IBM Help Desk and a Problem ticket is opened or (B) the moment when the IBM Help Desk otherwise becomes aware of such Outage or Problem and a Problem ticket is opened, and (ii) the moment that the affected Service(s) and those elements of the Service for which IBM is responsible are restored to normal operational status and such ticket is subsequently placed on hold. IBM problem tickets are closed upon the mutual agreement of IBM and MSDW. In the event that MSDW is not satisfied with the handling of an Outage or Problem, or if such Outage or Problem is perceived by MSDW to be chronic in nature, MSDW may request a root-cause analysis from IBM to review the specific cause or causes of such Outage or Problem, and IBM shall promptly provide such analysis.

          (d) "Voice Network" means all Equipment, associated attachments, features and accessories, Software, lines and cabling, including communication controllers, multiplexers, lines, modems, CSUs and DSUs, and any other facilities used to connect and transmit voice communications. "Voice Network" does not include any MSDW Equipment, MSDW Software, or MSDW wiring.

     1.2  Other Terms.
          -----------

     25. OTHER CAPITALIZED TERMS USED IN THIS ATTACHMENT B-4 BUT NOT DEFINED HEREIN SHALL HAVE THE MEANINGS GIVEN TO THEM ELSEWHERE IN THE AGREEMENT.

--------------------------------------------------------------------------------
Attachment B-4 to Schedule B of Services Agreement         MSDW/IBM Confidential
                                      B4-1                 Final Execution Draft

2.   VOICE SERVICES PERFORMANCE STANDARDS

     2.1  Service Availability.
          --------------------

Table B4-1

-----------------------------------------------------------------------------------------------------------------------
                     Voice             Hours for            Voice Service
 Measurement        Service            Provision        Availability Minimum      Voice Service Availability
    Window        Description      of Voice Service     Performance Standard      Business Delivery Standard
-----------------------------------------------------------------------------------------------------------------------
Calendar month    { * } G.S.S.     { * }                { * }                     Availability *** { * }
                  Platform/1/
-----------------------------------------------------------------------------------------------------------------------
Calendar month    Voice Network    { * }                { * }                     Availability/2/ *** { * }
-----------------------------------------------------------------------------------------------------------------------

/1/ "G.S.S. Platform" means the Global Services System Platform. The G.S.S. Platform maintenance window will be { * } scheduled voice network maintenance window (which as of the Effective Date is { * } from { * } E.T. through { * } E.T.). IBM will notify the appropriate MSDW Business Unit of changes, if any to the maintenance window. Site-specific or emergency maintenance will be coordinated with MSDW to avoid business impacts.
/2/ "Availability" refers to the Availability of access to complete incoming or outgoing calls on circuits for which IBM is responsible. The Business Delivery Standard for Availability will be measured based upon the Voice Network as a whole at the DS-1 level. IBM will also provide Availability statistics for each MSDW Business Unit site on a { * } basis at the request of an MSDW Business Unit.
--------------------------------------------------------------------------------

     2.2  Moves/Adds/Changes ("MACs") Time.
          --------------------------------

Table B4-2

-----------------------------------------------------------------------------------------------------------------------
Measurement         MACs Services              MACs Time Minimum
  Window             Description              Performance Standard          MACs Time Business Delivery Standard
-----------------------------------------------------------------------------------------------------------------------
Calendar month      Moves, adds and           { * }                      All MACs Times ** those applicable
                    changes of circuits/1/                               implementation time set forth in Table B4-1-1
                                                                         of Annex B4-1
-----------------------------------------------------------------------------------------------------------------------
Calendar month      Toll Free Number          { * }                      All MACs Times/2/ ** those applicable
                    ("TFN") Routing                                      implementation times set forth in Table
                    moves, adds and                                      B4-1-2 of Annex B4-1
                    changes/1/
-----------------------------------------------------------------------------------------------------------------------

/1/ MACs Services provided by IBM include, as applicable, installations, replacement of equipment, upgrades, disconnects, reconfigurations, and optimizations for Voice Network equipment, facilities and software. Each MSDW Business Unit and IBM will agree upon all MACs projects. If additional resources are required to meet requested time frames other than as required by the applicable Business Delivery Standard, IBM will provide appropriate cost estimates and schedule a reasonable time in advance for approval by the appropriate MSDW Business Unit personnel. In such situations where IBM provides Voice Services, IBM will order, on behalf of the corresponding MSDW Business Unit, all Voice Network applications, as well as long distance and "800" services. For each project that IBM manages for an MSDW Business Unit, IBM will
(i) identify all necessary equipment, needs for additional footprint (by site survey), and electrical requirements, (ii) provide a project manager/implementor to oversee a project from beginning to completion and place applicable orders for third party vendor involvement for which IBM is responsible, and (iii) coordinate all installation efforts with the corresponding MSDW Business Unit headquarters, as appropriate, and local site contacts. For MACs Services related to large change projects as mutually defined by an MSDW Business Unit and IBM, time frames will be determined as mutually agreed upon by such MSDW Business Unit and IBM. Circuit and Toll Free Number moves, adds and changes will be tracked in the { * } system.
/2/ MACs Times for the Toll Free Number change Business Delivery Standard measures the elapsed time between the point when an MSDW Business Unit requests IBM to perform Quick Allocator and scheduled Plan Override (change to the current schedule set) changes. This includes time to receive a request, analyze a request, make the change and
--------------------------------------------------------------------------------

**  means less than equal to
*** means more than equal to

--------------------------------------------------------------------------------
Attachment B-4 to Schedule B of Services Agreement         MSDW/IBM Confidential
                                       B4-2                Final Execution Draft

--------------------------------------------------------------------------------
send it to the host. If the corresponding MSDW Business Unit keys in the change, the performance will conform to the { * } standards.
--------------------------------------------------------------------------------

     2.3  Time to Repair.
          --------------

Table B4-3

--------------------------------------------------------------------------------------------------------------------
 Measurement          Scope of         Repair Time Minimum
   Window              Repair          Performance Standard               Repair Time Business Delivery Standard
--------------------------------------------------------------------------------------------------------------------
Calendar month      Voice Network/1/   { * }                     (a) Average/2/ of Repair Times ** { * } for Level 1
                                                                     Problems, and
                                                                 (b) Average/2/ of Repair Times ** { * } for Level 2
                                                                     Problems
--------------------------------------------------------------------------------------------------------------------
Calendar month      { * } G.S.S.       { * }                      Average of Repair Times ** { * }
                    Platform/3/
-----------------------------------------------------------------------------------------------------------------------

/1/ IBM will investigate, isolate and diagnose all Voice Network Outages and Problems that are reported by an MSDW Business Unit to IBM. If the MSDW Business Unit reports a suspected Problem with circuit quality (e.g., echo, noise, or signal attenuation), IBM will duplicate the circumstances of the Problem and repair or reroute subsequent calls as appropriate.
/2/ Averages are computed based upon all repairs to the Voice Network for Problems with the same applicable Severity Level occurring during the applicable Measurement Window. Problem Severity Levels are defined in Schedule B of the Agreement.
/3/ "G.S.S. Platform" means the Global Services System Platform.
--------------------------------------------------------------------------------

     2.4  Delivery Times for Invoices and Billing Information.
          ---------------------------------------------------

Table B4-4

----------------------------------------------------------------------------------------------------------
 Measurement                                    Delivery Time Minimum         Delivery Time Business
    Window             Deliverable/1/            Performance Standard            Delivery Standard
----------------------------------------------------------------------------------------------------------
Calendar month      Voice Network Services       { * }                       Delivery Time ** { * }
                    invoices1 for which an
                    MSDW Business Unit is
                    responsible
----------------------------------------------------------------------------------------------------------

/1/ IBM will continue to provide paper bills and datasets of call detail as well as billing information as provided to each MSDW Business Unit prior to the Effective Date, in a format consistent with each MSDW Business Unit's current processing systems. IBM will provide voice dataset detail in { * } format when this option becomes available. IBM will also provide a summary-type invoice by site (cost center) as requested by an MSDW Business Unit. 2 IBM will provide causal analysis of any failure to meet this Business Delivery Standard only upon the request of an MSDW Business Unit.
--------------------------------------------------------------------------------

     2.5  Busy Hour Grade of Service.
          --------------------------

Table B4-5

-------------------------------------------------------------------------------------------------------
                                      Busy Hour Grade of Service        Busy Hour Grade of Service
         Measurement Window          Minimum Performance Standard       Business Delivery Standard
-------------------------------------------------------------------------------------------------------
Calendar month                       { * }                              Grade of Service/1/ ** { * }
-------------------------------------------------------------------------------------------------------

/1/ This Business Delivery Standard is monitored and reported by site. Upon the request of either Party, IBM will sample performance during periods other than the "Busy Hour," and calculate Grade of Service for such periods for diagnostic purposes only.
--------------------------------------------------------------------------------
** less than equal to

--------------------------------------------------------------------------------
Attachment B-4 to Schedule B of Services Agreement         MSDW/IBM Confidential
                                       B4-3                Final Execution Draft

                                   ANNEX B4-1

              MACs Services and Corresponding Implementation Times

Table B4-1-1: Moves, Adds and Changes of Circuits

--------------------------------------------------------------------------------------------------------------
                                                                                         Business Day
                  Request Type                       Service Type                    Implementation Time
--------------------------------------------------------------------------------------------------------------
New DS-3 Service                                         { * }                              { * }
--------------------------------------------------------------------------------------------------------------
Add DS-1 on Existing DS-3                                { * }                              { * }
--------------------------------------------------------------------------------------------------------------
New DS-1 Service - Non-ISDN/No SAFER                     { * }                              { * }
--------------------------------------------------------------------------------------------------------------
New DS-1 Service - Non-ISDN/SAFER                        { * }                              { * }
--------------------------------------------------------------------------------------------------------------
Reconfiguration DS-1 - Non-ISDN                          { * }                              { * }
--------------------------------------------------------------------------------------------------------------
New DS-1 Service - ISDN/No SAFER                         { * }                              { * }
--------------------------------------------------------------------------------------------------------------
New DS-1 Service - ISDN/SAFER                            { * }                              { * }
--------------------------------------------------------------------------------------------------------------
Reconfiguration DS-1 - ISDN                              { * }                              { * }
--------------------------------------------------------------------------------------------------------------
Disconnect Dedicated Facilities                          { * }                              { * }
--------------------------------------------------------------------------------------------------------------
Outside Move - Facilities                                { * }                              { * }
--------------------------------------------------------------------------------------------------------------
Inside Move - Facilities                                 { * }                              { * }
--------------------------------------------------------------------------------------------------------------
Add ANI Delivery - Non-ISDN                              { * }                              { * }
--------------------------------------------------------------------------------------------------------------
Add ANI Delivery - ISDN                                  { * }                              { * }
--------------------------------------------------------------------------------------------------------------

/1/ { * } is applicable if the DS-1 is being added to an existing trunk group. If a separate trunk group is being created, the corresponding Implementation Time will be { * }.
--------------------------------------------------------------------------------

Table B4-1-2:  Toll Free Number Routing Moves, Adds and Changes

-----------------------------------------------------------------------------------
    Toll Free Number Routing Platform Change                Implementation Time/1/
-----------------------------------------------------------------------------------
Quick Allocator Change                                              { * }
-----------------------------------------------------------------------------------
Change to schedule set, plan override                               { * }
-----------------------------------------------------------------------------------
Change DNIS                                                         { * }
-----------------------------------------------------------------------------------
Add/Remove Referrals                                                { * }
-----------------------------------------------------------------------------------
Change NPA Routing                                                  { * }
-----------------------------------------------------------------------------------
Change Exchange Routing (6-digit screening)                         { * }
-----------------------------------------------------------------------------------
Change Time Manager                                                 { * }
-----------------------------------------------------------------------------------
Change Day Manager                                                  { * }
-----------------------------------------------------------------------------------
Change Call Allocator                                               { * }
-----------------------------------------------------------------------------------
Add destination to TFN                                              { * }
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
/1/ Applicable for changes of { * } or less toll free numbers ("TFNs"); if there are more than { * } TFNs involved, project time frames will be { * }.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Annex B4-1 to Attachment to                                MSDW/IBM Confidential
Schedule B of Services Agreement        B4-1-1             Final Execution Draft

                                   SCHEDULE C

                                     Charges

1.    INTRODUCTION ........................................................................................... 1

2.    DEFINITIONS ............................................................................................ 1
   2.1   Certain Definitions. ................................................................................ 1
   2.2   Other Terms. ........................................................................................ 4

3.    INDIVIDUAL SERVICE ELEMENTS AND RESOURCE UNIT DEFINITION ............................................... 4
   3.1   IPSS Services ISEs. ................................................................................. 4
   3.2   Data Network Services ISEs. ......................................................................... 8
   3.3   Voice Services ISEs. ................................................................................ 8

4.    IPSS SERVICES PRICING METHODOLOGY ...................................................................... 9
   4.1   IPSS Annual Baseline Volumes. ....................................................................... 9
   4.2   Annual Service Charge and Monthly Service Charge. ................................................... 9
   4.3   Additional Resource Charges and Reduced Resource Credits. .......................................... 10

5.    DATA NETWORK SERVICES PRICING METHODOLOGY ............................................................. 11

6.    VOICE SERVICES PRICING METHODOLOGY .................................................................... 12

7.    OTHER CHARGES AND CREDITS ............................................................................. 12
   7.1   SSA Charges. ....................................................................................... 12
   7.2   { * }. ............................................................................................. 12
   7.3   Customer Surplus Adjustment Credit. ................................................................ 13
   7.4   Cost of Living Adjustment. ......................................................................... 14
   7.5   Special Print Forms. ............................................................................... 14
   7.6   New Services Commitment. ........................................................................... 14

8.    MINIMUM ANNUAL REVENUE COMMITMENT ..................................................................... 15
   8.1   MSDW Aggregate Spending and the MARC. .............................................................. 15
   8.2   Revenue Adjustment. ................................................................................ 16

9.    TERMINATION FOR CONVENIENCE CHARGES ................................................................... 16

10.   TECHNOLOGY TRANSFER ................................................................................... 17

11.   PERSONNEL RESOURCES AND RATES ......................................................................... 17


ATTACHMENT C-1:  IPSS Annual Baseline Volumes by Individual Service Element ............................. C1 - 1
--------------

ATTACHMENT C-2:  IPSS Services ARCs and RRCs ............................................................ C2 - 1
--------------

ATTACHMENT C-3:  Data Network Services ISEs, Resource Units and Resource Unit Pricing ................... C3 - 1
--------------

ATTACHMENT C-4:  Personnel Resource Categories .......................................................... C4 - 1
--------------

ATTACHMENT C-5:  Example of Calculation of ARCs and RRCs ................................................ C5 - 1
--------------

________________________________________________________________________________
Schedule C to Services Agreement          C-i              MSDW/IBM Confidential
                                                            Final Execution Copy

1.       INTRODUCTION

         This Schedule C describes the methodologies for calculating the charges under the Agreement. The charges described in this Schedule C, and any other charges expressly set forth in the Agreement, shall compensate IBM for all resources used to provide the Services. In addition, this Schedule describes the measures of resource utilization and the tracking of such usage.

2.       DEFINITIONS

         2.1    Certain Definitions.
                -------------------

                As used in this Schedule C:

                (a) "Additional Resource Charge" or "ARC" shall have the meaning set forth in Section 4.3(a) of this Schedule C.

                (b) "Annual Service Charge" or "ASC" shall have the meaning set forth in Section 4.2 of this Schedule C.

                (c) "ARC Deadband" shall have the meaning set forth in Section 4.3(a) of this Schedule C.

                (d) "Class A Work" shall mean processing work for which MSDW elects to receive a level of service in which CPU address space corresponding to such work receives host processing resources (including CPU time, memory and I/O) on a first-priority basis before CPU address space corresponding to Class B Work or Class C Work that simultaneously require such resources.

                (e) "Class B Work" shall mean processing work for which MSDW elects to receive a level of service in which CPU address space corresponding to such work receives host processing resources (including CPU time, memory and I/O) on a second-priority basis before CPU address space corresponding to Class C Work that simultaneously requests such resources, but after CPU address space corresponding to Class A Work that simultaneously require such resources.

                (f) "Class C Work" shall mean processing work for which MSDW elects to receive a level of service in which CPU address space corresponding to such work receives host processing resources (including CPU time, memory and I/O) on a third-priority basis after CPU address space corresponding to Class A Work or Class B Work that simultaneously require such resources.

                (g) "COLA" shall have the meaning set forth in Section 12.6 of the Agreement.

                (h) "CPU Second" shall mean, with respect to any mainframe CPU host used to provide IPSS Services, the quantity of CPU processing time (i.e., task control blocks plus service request blocks) on such host that is equivalent after normalization (using the applicable SRM constant below) to one (1) single image, single processing second approximating an IBM 370/158-3 CPU host with an assumed processor speed of one (1) MIPS. The system resource

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                      manager ("SRM") constants used to calculate CPU Seconds
                      for the host Equipment shall be as follows:

                      ------------------------------------------------------------------------------------------
                                                              Table C-1
                      ------------------------------------------------------------------------------------------
                                        Host/1/                                    SRM Constant
                      ------------------------------------------------------------------------------------------
                                         { * }                                         { * }
                      ------------------------------------------------------------------------------------------
                                         { * }                                         { * }
                      ------------------------------------------------------------------------------------------
                                         { * }                                         { * }
                      ------------------------------------------------------------------------------------------
                                         { * }                                         { * }
                      ------------------------------------------------------------------------------------------
                                         { * }                                         { * }
                      ------------------------------------------------------------------------------------------
                                         { * }                                         { * }
                      ------------------------------------------------------------------------------------------
                      /1/ Prior to utilizing a mainframe host processor other than any of those set forth in this table C-1, IBM shall propose the corresponding applicable SRM constant and obtain MSDW's verification that the IBM-proposed constant is in fact the applicable
                      SRM constant. Upon the request of MSDW, IBM shall provide MSDW with the SRM constants, formulas, methodology and other information utilized by IBM to perform CPU Second normalizations.

                      /2/ Notwithstanding this SRM constant, IBM shall utilize the constant { * } in lieu of this SRM constant of { * } for performing CPU Second normalizations in order to account for certain charging attributes existing as of the Effective Date with respect to { * }.
                      ------------------------------------------------------------------------------------------

                (i) "DASD Class of Service", and the terms "DASD Permanent", "DASD Work", "DASD ML1" and "DASD ML2" shall have the meanings given such terms in Schedule A.

                (j) "Individual Service Element" or "ISE" shall mean any of the Resource Unit categories used to calculate the charges for the Services under this Schedule C. The ISEs are described in Article 3 of this Schedule C.

                (k) "International Agreement" shall have the meaning set forth in Section 2.1 of the Agreement.

                (l) "IPSS Annual Baseline Volumes" shall have the meaning set forth in Section 3.2 of this Schedule C.

                (m) "IPSS Monthly Baseline Volumes" shall mean the allocation, by calendar month, of the IPSS Annual Baseline Volumes for any calendar year determined pursuant to Section 4.2 of this Schedule C.

                (n) "Minimum Annual Revenue Commitment" shall have the meaning set forth in Section 8.1(b) of this Schedule C.

                (o) "Monthly Service Charge" shall have the meaning set forth in Section 4.2 of this Schedule C.

                (p) "MSDW Aggregate Spending" shall have the meaning set forth in Section 8.1(a) of this Schedule C.

                (q)   "Non-Prime Time" shall mean all time that is not Prime
                      Time.

                (r) "Pass-Through Expenses" shall mean the aggregate of those Out-of-Pocket Expenses incurred by IBM for which MSDW is obligated to reimburse IBM

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                      pursuant to Section 3.2(b)(iii) or Section 11.2 of the
                      Agreement, or as otherwise mutually agreed by the Parties.

                (s) "Prime Time" shall mean the time between 9:00 a.m. and 6:00 p.m. Eastern Time on Mondays through Fridays, including holidays.

                (t) "Recovery Class of Service", and the terms "Class 1", "Class 2", "Class 3", and "Class 4", shall have the meanings given such terms in Schedule A.

                (u) "Reduced Resource Credit" or "RRC" shall have the meaning set forth in Section 4.3(b) of this Schedule C.

                (v) "Resource Unit" for any ISE shall mean the unit of chargeable resource utilization for such ISE. Resource Units for the ISEs are described in Article 3 of this Schedule C.

                (w) "RRC Deadband" shall have the meaning set forth in Section 4.3(b) of this Schedule C.

                (x) "SSA" shall have the meaning set forth in Section 2.1 of the Agreement.

                (y)   "Systems Overhead" shall mean:

                      (i) With respect to the CPU utilization ISEs described in Section 3.1(a) of this Schedule C, Resource
                              Units:

                              (A)   Used for the overhead work required to
                                    manage, monitor, support or maintain online transaction managers, or database management systems;

                              (B) Used for network operating systems, system managed storage products, production scheduling, tape management, automated operations, output delivery tools or hardware error reading;

                              (C)   Used for non-MSDW resource utilization
                                    measurement collection;

                              (D) Attributable to Applications Software that is IBM Software used for IBM's internal work, including those Resource Units used by IBM to perform IBM billing functions;

                              (E)   Attributable to CPU wait time or CPU
                                    uncaptured time; or

                              (F) Necessary to perform system level work, such as system operations, support and administrative personnel usage.

                      (ii) With respect to the DASD utilization ISEs described in Section 3.1(b) of this Schedule C, Resource Units used for System Overhead functions described in Subsection (i) of this Subsection
                              (y), or Resource Units used to perform system level work, such as:

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                             (A)   Spare volumes;

                             (B)   Unallocated (free) space;

                             (C)   System product libraries;

                             (D) System space (e.g., page and swap space, system parameter and control data sets and error analysis space);

                             (E)   Systems operations personnel data sets;

                             (F) System operation, support and administration data sets (e.g., scheduler, system maintenance and error analysis, DLIBS, console logs, contract measurement and billing, system monitors and system service machine space); or

                             (G)   system product libraries, page space,
                                   catalogs, system parameter and control
                                   datasets, system maintenance and DLIB
                                   volumes, system management databases,
                                   scheduler databases, contract measurement and billing (including SMF), console logs, IBM employee datasets, and system programmer test systems.

         2.2    Other Terms.
                -----------

                Capitalized terms not defined in this Schedule C shall have the meaning given them elsewhere in the Agreement.

3.       INDIVIDUAL SERVICE ELEMENTS AND RESOURCE UNIT DEFINITION

         This Article 3 describes the various ISEs and Resource Units used to calculate the charges for the Services.

         3.1    IPSS Services ISEs.
                ------------------

                (a)    CPU Utilization ISEs.
                       --------------------


                       (i) CPU Non-Prime Class A. One (1) Resource Unit for this ISE shall be equal to one (1) CPU Second that is utilized by MSDW for MSDW-initiated work during Non-Prime Time hours for Class A Work, excluding any Systems Overhead, as measured by SMF job start, job end and interval records to a precision of two
                             (2) decimal places, or comparable system tool that outputs consistent job information.

                       (ii) CPU Non-Prime Class B. One (1) Resource Unit for this ISE shall be equal to one (1) CPU Second that is utilized by MSDW for MSDW-initiated work during Non-Prime Time hours for Class B Work, excluding any Systems Overhead, as measured by SMF job start, job end and interval records to a precision of two
                             (2) decimal places, or comparable system tool that outputs consistent job information.

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                        (iii)      CPU Non-Prime Class C. One (1) Resource Unit
                                   for this ISE shall be equal to one (1) CPU
                                   Second that is utilized by MSDW for
                                   MSDW-initiated work during Non-Prime Time hours for Class C Work, excluding any Systems Overhead, as measured by SMF job start, job end and interval records to a precision of two (2) decimal places, or comparable system tool that outputs consistent job information.

                        (iv) CPU Prime Class A. One (1) Resource Unit for this ISE shall be equal to one (1) CPU Second that is utilized by MSDW for MSDW-initiated work during Prime Time hours for Class A Work, excluding any Systems Overhead, as measured by SMF job start, job end and interval records to a precision of two (2) decimal places, or comparable system tool that outputs consistent job information.

                        (v) CPU Prime Class B. One (1) Resource Unit for this ISE shall be equal to one (1) CPU Second that is utilized by MSDW for MSDW-initiated work during Prime Time hours for Class B Work, excluding any Systems Overhead, as measured by SMF job start, job end and interval records to a precision of two (2) decimal places, or comparable system tool that outputs consistent job information.

                        (vi) CPU Prime Class C. One (1) Resource Unit for this ISE shall be equal to one (1) CPU Second that is utilized by MSDW for MSDW-initiated work during Prime Time hours for Class C Work, excluding any Systems Overhead, as measured by SMF job start, job end and interval records to a precision of two (2) decimal places, or comparable system tool that outputs consistent job information.

                (b)      DASD Utilization ISEs.
                         ---------------------

                        (i) DASD ML1. One (1) Resource Unit for this ISE shall equal one (1) megabyte-day of "DASD ML1" DASD Class of Service usage (as defined in Schedule A) for MSDW data storage, excluding Systems Overhead (based on original data set size uncompressed).

                        (ii) DASD ML2. One (1) Resource Unit for this ISE shall equal one (1) megabyte-day of "DASD ML2" DASD Class of Service usage (as defined in Schedule A) for MSDW data storage, excluding Systems Overhead (based on original data set size uncompressed).

                        (iii) DASD Perm. One (1) Resource Unit for this ISE shall equal one (1) megabyte-day of "DASD Permanent" DASD Class of Service usage (as defined in Schedule A) for MSDW storage, excluding Systems Overhead.

                        (iv) DASD Work. One (1) Resource Unit for this ISE shall equal one (1) megabyte-day of "DASD Work" DASD Class of Service usage (as defined in Schedule A) for MSDW data storage, excluding Systems Overhead. DASD Work Resource Unit usage shall be measured in megabyte-minutes but reported in equivalent megabyte-days.

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               (c)      Tape Utilization ISEs.
                        ---------------------

                        (i) Tape Allocation. One (1) Resource Unit for this ISE shall equal one (1) minute of tape drive allocation dedicated to MSDW access.

                        (ii) Tape Mounts. One (1) Resource Unit for this ISE
                             shall equal one (1) scratch or specific tape mount provided manually, using automated tape mount handling or through large tape library systems, each in response to a mount request initiated by MSDW.

               (d)      Print ISEs.
                        ----------

                        (i) Print Local. One (1) Resource Unit for this ISE shall equal one thousand (1,000) lines of print output, initiated by MSDW, for which delivery of the data corresponding to such printing as well as actual printing is managed by IBM.

                        (ii) Print Remote. One (1) Resource Unit for this ISE
                             shall equal one thousand (1,000) lines of print output, initiated by MSDW, for which delivery of the data corresponding to such printing, but not actual printing, is managed by IBM.

               (e)      Microfiche ISEs.
                        ---------------

                        (i) Fiche C (copy). One (1) Resource Unit for this ISE shall equal one (1) sheet of microfiche film, requested by MSDW, that is a copy of a sheet of original microfiche film utilized for MSDW data.
                             (ii) Fiche O (original). One (1) Resource Unit for this ISE shall equal one (1) sheet of microfiche film, requested by MSDW, that is an original microfiche film utilized for MSDW data.

               (f)      Disaster Recovery.
                        -----------------

                        (i) DR CPU Class A1. One (1) Resource Unit for this ISE shall be equal to one (1) CPU Second that is utilized by MSDW for MSDW-initiated Class A Work for which MSDW has designated a Recovery Class of Service of "Class 1", excluding any Systems Overhead, as measured by SMF job start, job end and interval records to a precision of two (2) decimal places, or comparable system tool that outputs consistent job information.

                        (ii) DR CPU Class A2. One (1) Resource Unit for this ISE
                             shall be equal to one (1) CPU Second that is utilized by MSDW for MSDW-initiated Class A Work for which MSDW has designated a Recovery Class of Service of "Class 2", excluding any Systems Overhead, as measured by SMF job start, job end and interval records to a precision of two (2) decimal places, or comparable system tool that outputs consistent job information.

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                        (iii)  DR CPU Class A4. One (1) Resource Unit for this
                               ISE shall be equal to one (1) CPU Second that is utilized by MSDW for MSDW-initiated Class A Work for which MSDW has designated a Recovery Class of Service of "Class 4", excluding any Systems Overhead, as measured by SMF job start, job end and interval records to a precision of two (2) decimal places, or comparable system tool that outputs consistent job information.

                        (iv) DR CPU Class B1. One (1) Resource Unit for this ISE shall be equal to one (1) CPU Second that is utilized by MSDW for MSDW-initiated Class B Work for which MSDW has designated a Recovery Class of Service of "Class 1", excluding any Systems Overhead, as measured by SMF job start, job end and interval records to a precision of two (2) decimal places, or comparable system tool that outputs consistent job information.

                        (v) DR CPU Class B2. One (1) Resource Unit for this ISE shall be equal to one (1) CPU Second that is utilized by MSDW for MSDW-initiated Class B Work for which MSDW has designated a Recovery Class of Service of "Class 2", excluding any Systems Overhead, as measured by SMF job start, job end and interval records to a precision of two (2) decimal places, or comparable system tool that outputs consistent job information.

                        (vi) DR CPU Class B4. One (1) Resource Unit for this ISE shall be equal to one (1) CPU Second that is utilized by MSDW for MSDW-initiated Class B Work for which MSDW has designated a Recovery Class of Service of "Class 4", excluding any Systems Overhead, as measured by SMF job start, job end and interval records to a precision of two (2) decimal places, or comparable system tool that outputs consistent job information.

                        (vii) DR CPU Class C1. One (1) Resource Unit for this ISE shall be equal to one (1) CPU Second that is utilized by MSDW for MSDW-initiated Class C Work for which MSDW has designated a Recovery Class of Service of "Class 1", excluding any Systems Overhead, as measured by SMF job start, job end and interval records to a precision of two (2) decimal places, or comparable system tool that outputs consistent job information.

                        (viii) DR CPU Class C2. One (1) Resource Unit for this
                               ISE shall be equal to one (1) CPU Second that is utilized by MSDW for MSDW-initiated Class C Work for which MSDW has designated a Recovery Class of Service of "Class 2", excluding any Systems Overhead, as measured by SMF job start, job end and interval records to a precision of two (2) decimal places, or comparable system tool that outputs consistent job information.

                        (ix) DR CPU Class C4. One (1) Resource Unit for this ISE shall be equal to one (1) CPU Second that is utilized by MSDW for MSDW-initiated

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                             Class C Work for which MSDW has designated a
                             Recovery Class of Service of "Class 4", excluding any Systems Overhead, as measured by SMF job start, job end and interval records to a precision of two
                             (2) decimal places, or comparable system tool that outputs consistent job information.

                     (x) DR DASD Perm Class 1. One (1) Resource Unit for this ISE shall equal one (1) megabyte-day of "DASD Permanent" DASD Class of Service usage (as defined in Schedule A), excluding Systems Overhead, for MSDW storage of data for which MSDW has designated a Recovery Class of Service of "Class 1".

                     (xi) DR DASD Perm Class 2. One (1) Resource Unit for this ISE shall equal one (1) megabyte-day of "DASD Permanent" DASD Class of Service usage (as defined in Schedule A), excluding Systems Overhead, for MSDW storage of data for which MSDW has designated a Recovery Class of Service of "Class 2".

                     (xii) DR DASD Perm Class 4. One (1) Resource Unit for this ISE shall equal one (1) megabyte-day of "DASD Permanent" DASD Class of Service usage (as defined in Schedule A), excluding Systems Overhead, for MSDW storage of data for which MSDW has designated a Recovery Class of Service of "Class 4".

                     (xiii) DR DASD Work Class 1. One (1) Resource Unit for this ISE shall equal one (1) megabyte-day of "DASD Work" DASD Class of Service usage (as defined in Schedule A), excluding Systems Overhead, for MSDW storage of data for which MSDW has designated a Recovery Class of Service of "Class 1".

                     (xiv) DR DASD Work Class 2. One (1) Resource Unit for this ISE shall equal one (1) megabyte-day of "DASD Work" DASD Class of Service usage (as defined in Schedule A), excluding Systems Overhead, for MSDW storage of data for which MSDW has designated a Recovery Class of Service of "Class 2".

                     (xv) DR DASD Work Class 4. One (1) Resource Unit for this ISE shall equal one (1) megabyte-day of "DASD Work" DASD Class of Service usage (as defined in Schedule A), excluding Systems Overhead, for MSDW storage of data for which MSDW has designated a Recovery Class of Service of "Class 4".

    3.2    Data Network Services ISEs.
           --------------------------

           Data Network Service ISEs, as well as the definitions of Resource Units applicable to such Services, are set forth in Attachment C-3 of this Schedule C.

    3.3    Voice Services ISEs.
           -------------------

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                  Voice Service ISEs, as well as the definitions of Resource
                  Units applicable to such Services, are set forth in exhibit 3 of the Previous Agreement.



      4.   IPSS Services Pricing Methodology


           4.1    IPSS Annual Baseline Volumes.
                  ----------------------------

                  MSDW's anticipated annual volumes of Resource Unit utilization for the ISEs described in Section 3.1 are set forth in Attachment C-1 to this Schedule C (such anticipated volumes the "IPSS Annual Baseline Volumes").


           4.2    Annual Service Charge and Monthly Service Charge.
                  ------------------------------------------------

                  The "Annual Service Charge" or "ASC" for any calendar year shall mean the fixed charges applicable to IPSS Services given MSDW's utilization of the quantity of Resource Units included in the IPSS Annual Baseline Volumes for such calendar year for all IPSS ISEs described in Section 3.1 of this Schedule C. The Annual Service Charge for each calendar year of the Term is set forth in Table C-2 below; the applicable charge for 1999 represents the Annual Service Charge for the period between July 1, 1999 through December 31, 1999, and the applicable charge for 2005 represents the Annual Service charge for the period between January 1, 2005 through June 30, 2005.

                  ---------------------------------------------------------------------------------------------------
                  Table C-2                                        Calendar Year of Term
                  ---------------------------------------------------------------------------------------------------
                                               1999       2000      2001      2002       2003      2004      2005
                  ---------------------------------------------------------------------------------------------------
                  ASC (in millions)/1/         { * }     { * }     { * }      { * }     { * }     { * }      { * }
                  ---------------------------------------------------------------------------------------------------
                  /1/ Amounts set forth in this Table C-2 reflect credits  totalling { * } corresonding to the obligations described in Section 7.6(a) of this Schedule C, but do not reflect any { * }.
                  ---------------------------------------------------------------------------------------------------

                  MSDW will pay IBM the Annual Service Charge for any calendar year in monthly installments (each such installment a "Monthly Service Charge"), as such Monthly Service Charge is calculated pursuant to this Section. Additional charges or credits may apply pursuant to the ARC and RRC methodology set forth in
                  Section 4.3 of this Schedule C. The Monthly Service Charges shall be calculated as follows:

                  (a) If MSDW provides IBM with a monthly allocation of the IPSS Annual Baseline Volumes for a calendar year on or before November 15th of the immediately preceding calendar year, then:

                           (i) the "IPSS Monthly Baseline Volume" for each calendar month of the calendar year corresponding to the IPSS Annual Baseline Volumes shall mean the corresponding allocation of such IPSS Annual Baseline Volumes defined by MSDW for such month; and

                           (ii) the Monthly Service Charge for each calendar month of the calendar year corresponding to the IPSS Annual Baseline Volumes shall be calculated as follows:

                                        Monthly Service Charge = { * }; where

                                          A = { * };


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                              B = { * }; and

                              C = { * }.



         (b) If MSDW does not provide IBM with a monthly allocation of the IPSS Annual Baseline Volumes for a calendar year on or before {
                * } of the immediately preceding calendar year, then:

                (i) the "IPSS Monthly Baseline Volume" for each calendar month of the calendar year corresponding to the IPSS Annual Baseline Volumes shall mean the amount calculated as one-twelfth (1/12) of such IPSS Annual Baseline Volumes for such calendar year; and

                (ii) the Monthly Service Charge for each calendar month of the calendar year corresponding to the IPSS Annual Baseline Volumes shall be calculated as one-twelfth (1/12) of the Annual Service Charge for such calendar year.

4.3      Additional Resource Charges and Reduced Resource Credits.
         --------------------------------------------------------

         IBM shall track the number of Resource Units actually utilized by MSDW during each calendar month of the Term for each IPSS Services ISE described in Section 3.1 of this Schedule C. IBM shall provide such information to MSDW with each monthly invoice.

         (a)    Calculation of Additional Resource Charges:
                ------------------------------------------

                If MSDW's actual utilization of Resource Units during any calendar month of the Term for an IPSS Services ISE described in
                Section 3.1 of this Schedule C is greater than (i) the quantity of Resource Units corresponding to the IPSS Monthly Baseline Volumes for such ISE for such calendar month, plus (ii) the ARC Deadband, then an additional resource charge ("ARC") shall be calculated for the calendar month for such IPSS Services ISE using the following formula:

                       ARC = { * }; where

                       A = { * };

                       B = { * };

                       C = { * };

                       D = { * };

                       V = { * };

                       Z = { * } (the "ARC Deadband");

                       R\1\ = { * };

                       R\2\ = { * };

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                                R\3\ = { * }; and

                                R\4\ = { * }.


                (b)     Calculation of Reduced Resource Credits:
                        ---------------------------------------

                        If MSDW's actual utilization of Resource Units during any calendar month of the Term for an IPSS ISE described in Section 3.1 of this Schedule C is less than the number of Resource Units corresponding to the IPSS Monthly Baseline Volumes for such ISE for such calendar month, then a reduced resource credit ("RRC") for such calendar month shall be calculated for such IPSS Services ISE using the following formula:

                                RRC = { * }; where

                                A = { * };

                                B = { * };

                                C = { * };

                                R\1\ = { * }; and

                                R\2\ = { * }.

                (c)     { * } Reconciliation of ARCs and RRCs.
                        -------------------------------------

                        The ARCs and RRCs calculated pursuant to this Section shall be netted each { * } of the Term for each ISE. The net charge or credit for each of the IPSS ISEs during such { * } shall then be aggregated and netted, and a single net charge or credit will be assessed and will appear on the invoice corresponding to the last { * } of such { * }.

                (d)     Example of Calculation.
                        ----------------------

                        Attachment C-5 of this Schedule C sets forth an example of the calculation of ARCs and RRCs.

5.       DATA NETWORK SERVICES PRICING METHODOLOGY

         IBM shall track the number of Resource Units actually utilized by MSDW during each calendar month of the Term (unless Attachment C-3 of this Schedule C specifies an alternative measurement period, in which case that measurement period shall be used for tracking purposes) for each Data Network Services ISE. IBM shall provide such information to MSDW with the monthly invoice corresponding to such Resource Units. For each such Data Network Services ISE, the charge applicable to such ISE for any calendar month of the Term shall be calculated as the volume of Data Network Services Resource Units for such ISE consumed by MSDW during such calendar month times the Resource Unit rate corresponding to such ISE set forth in such Attachment C-3 of this Schedule C. The charge for Data Network Services provided during a

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         calendar month shall be calculated as the aggregate of the charges applicable to all Data Network ISEs for such month.

6.       VOICE SERVICES PRICING METHODOLOGY

         IBM shall track the number of Resource Units actually utilized by MSDW during each calendar month of the Term for each Voice Services ISE. IBM shall provide such information to MSDW with the monthly invoice corresponding to such Resource Units. For each such Voice Services ISE, the charge applicable to such ISE for any calendar month of the Term shall be calculated as the volume of Voice Services Resource Units for such ISE consumed by MSDW during such calendar month times the Resource Unit rate corresponding to such ISE set forth in exhibit 3 of the Previous Agreement. The charge for Voice Services provided during a calendar month shall be calculated as the aggregate of the charges applicable to all Voice Services ISEs for such month.

7.       OTHER CHARGES AND CREDITS

         7.1     SSA Charges.
                 -----------

                 For each SSA listed in Schedule H, MSDW shall pay the periodic, fixed and usage charges corresponding to such SSA (as such charges are set forth in the corresponding SSA) for so long as such SSA remains effective.

         7.2     { * }.

                 (a) On or before { * } of the Term, IBM shall (i) calculate and identify the amount of { * } the aggregate of all actual net charges incurred and paid under the Agreement or Previous Agreement during the immediately preceding calendar year of the Term (including charges applicable to Voice Services but excluding Termination Charges, taxes and any Pass-Through Expenses incurred by MSDW during such preceding calendar year), and (ii) deliver the corresponding data used by IBM to calculate and determine { * }; provided, however, that the aggregate of all charges incurred under the Agreement or Previous Agreement during such immediately preceding calendar year is equal to or greater than the Minimum Annual Revenue Commitment for such year (as specified in Section 8.1(b) of this Schedule C). On or before February 22nd of each calendar year of the Term, IBM shall { * } corresponding to the immediately preceding calendar year. With respect to any disputed { * }, IBM shall { * } upon resolution of the underlying dispute.

                 (b) Within sixty (60) days after expiration or termination of the Agreement, IBM shall (A) calculate and identify the amount of { * } the aggregate of all actual net charges incurred and paid under the Agreement or Previous Agreement during:

                        (i) in the case of expiration, the period beginning January 1, 2005 and ending on the expiration of the Term;

                        (ii) in the case of termination, the period beginning January 1 of the calendar year corresponding to the effective date of termination and ending on the

________________________________________________________________________________
Schedule C to Services Agreement        C-12               MSDW/IBM Confidential
                                                            Final Execution Copy
                               effective date of termination (unless the termination occurs before February 22, in which case the applicable period shall be the calendar year preceding the calendar year in which termination occurs)

                       (including charges applicable to Voice Services but excluding Termination Charges, taxes and any Pass-Through Expenses incurred by MSDW during such period), and (B) deliver the corresponding data used by IBM to calculate and determine { * }; provided, however, that in each case, the aggregate of all charges incurred under the Agreement during the applicable period specified in Subsections (i) and (ii) of this Subsection (b) is equal to or greater than the Minimum Annual Revenue Commitment for the calendar year in which expiration or termination occurs (or the preceding calendar year in the case of termination before February 22nd) (as such Minimum Annual Revenue Commitment is specified in Section 8.1(b) of this Schedule C). Within { * } after calculating and identifying the amount of { * }, IBM shall { * }. With respect to any disputed { * }, IBM shall { * } upon resolution of the underlying dispute. This Subsection (b) shall survive expiration of the Agreement.

         7.3    Customer Surplus Adjustment Credit.
                ----------------------------------

                The "Customer Surplus Adjustment" or "CSA" shall mean a credit available to MSDW that may only be used by MSDW to offset, in part or in whole, any Revenue Adjustments charged to MSDW pursuant to Section 8.2 of this Schedule C after the first Contract Year.

                (a) As of the Effective Date, the CSA shall be { * }. Thereafter, the CSA shall be { * } as follows:

                       (i) Upon the first anniversary of the Effective Date, and upon each subsequent anniversary of the Effective Date thereafter during the Term, the CSA shall be { * }; and

                       (ii) In addition to the foregoing, at the end of each calendar year of the Term, the CSA shall be { * } by an amount calculated as:

                                        { * }; where

                                             A = { * };

                                             B = { * }; and

                                             K = { * };

                                    provided, however, that the CSA shall only be adjusted pursuant to this Subsection (ii) if the quantity calculated as the CSA { * } pursuant to the above formula is { * }.

                (b) Upon MSDW's election to use all or any portion of the CSA, any Revenue Adjustment for which MSDW is responsible pursuant to Section 8.2 of this

________________________________________________________________________________
Schedule C to Services Agreement        C-13               MSDW/IBM Confidential
                                                            Final Execution Copy

                      Schedule C and to which MSDW elects to apply such CSA shall be decreased by an amount equal to the CSA designated by MSDW for use, and the balance of the CSA shall be reduced accordingly by an equivalent amount.

                (c) Any unused CSA remaining at the end of any calendar year of the Term may be carried forward to the following calendar years of the Term.

         7.4    Cost of Living Adjustment.
                -------------------------

                COLA charges shall be calculated and applied pursuant to Section
                12.6 of the Agreement. The "Identified Charges" to which the COLA methodology described in Section 12.6 shall apply are:

                (a)   The Minimum Annual Revenue Commitment;

                (b)   The Annual Service Charge;

                (c) The ARC and RRC rates set forth in Attachment C-2 of this Schedule C; and

                (d) The Data Network Services Resource Unit pricing set forth in Attachment C-3 of this Schedule C.

         7.5    Special Print Forms.
                -------------------

                MSDW shall have financial responsibility for the purchase of special forms used in conjunction with print Services. IBM will inventory and store these special forms as part of the IPSS Services.

         7.6    New Services Commitment.
                -----------------------

                (a)   Subject to Subsection (b) of this Section:

                      (i) During the Term, MSDW will purchase New Services such that, upon expiration of the Term, the aggregate charges paid to IBM for all New Services are equal to or greater than { * }; and

                      (ii) To the extent that as of expiration of the Term, the aggregate of charges paid to IBM for such New Services is less than { * }, MSDW shall pay to IBM the difference between such { * } and the actual aggregate of all charges paid to IBM for such New Services during the Term.

                (b) In the event of a termination for cause by MSDW pursuant to Subsection 21.1(a) of the Agreement, or of a termination for convenience by MSDW pursuant to Subsection 21.2(a) of the Agreement, MSDW shall not be obligated to perform the obligations described in Subsections (a)(i) and (a)(ii) of this Section 7.6.

________________________________________________________________________________
Schedule C to Services Agreement        C-14               MSDW/IBM Confidential
                                                            Final Execution Copy

8.       MINIMUM ANNUAL REVENUE COMMITMENT

         8.1    MSDW Aggregate Spending and the MARC.
                ------------------------------------

                For any calendar year of the Term, MSDW Aggregate Spending shall be equal to or greater than the Minimum Annual Revenue Commitment corresponding to such calendar year.

                (a) "MSDW Aggregate Spending" for any calendar year of the Term shall mean the aggregate of all charges incurred under the Agreement during such calendar year, including any such charges corresponding to:

                       (i) The Annual Service Charge (as adjusted by ARCs and RRCs);

                       (ii)    Charges under any International Agreement;

                       (iii) Charges corresponding to any personnel resources purchased by MSDW as described in Article 11 of this Schedule C;

                       (iv)    Charges under any SSA or NSA; or

                       (v)     Charges for New Services;

                       provided, however, that MSDW Aggregate Spending shall not include any such charges corresponding to:

                       (vi)    Charges for Voice Services;

                       (vii)   Taxes for which MSDW is responsible pursuant to
                               Section 12.3 of the Agreement; or

                       (viii) Pass-Through Expenses (including those applicable to postage and mailing).

                (b) "Minimum Annual Revenue Commitment" or "MARC" for any calendar year of the Term shall mean the amount set forth in Table C-3 below that corresponds to such calendar year, as such amount is adjusted pursuant to the COLA methodology set forth in Section 12.6 of the Agreement. The applicable amount set forth in Table C-3 below for 1999 represents the MARC for the period between July 1, 1999 through December 31, 1999, and the applicable amount set forth in such table for 2005 represents the MARC for the period between January 1, 2005 through June 30, 2005.


                           -----------------------------------------------------------------------------------
                           Table C-3                              Calendar Year of Term
                                           -------------------------------------------------------------------
                                              1999      2000     2001     2002      2003     2004     2005
                           -----------------------------------------------------------------------------------
                           MARC (in           { * }     { * }    { * }    { * }     { * }    { * }    { * }
                           millions)
                           -----------------------------------------------------------------------------------

         8.2    Revenue Adjustment.
                ------------------

________________________________________________________________________________
Schedule C to Services Agreement                           MSDW/IBM Confidential
                                        C-15                Final Execution Copy

                For any calendar year, if the MSDW Aggregate Spending for such calendar year is less than the Minimum Annual Revenue Commitment for such calendar year, then MSDW shall pay IBM a Revenue Adjustment for such year, calculated after the end of such year as follows:

                (a) If the MSDW Aggregate Spending for such calendar year is greater than or equal to{ * } of the Minimum Annual Revenue Commitment for such calendar year, then the applicable Revenue Adjustment shall be calculated as follows:

                            Revenue Adjustment = { * }; where

                                B = { * };

                                C = { * }; and

                                D = { * };

                       provided, however, that in no event shall the Revenue Adjustment be greater than { * } of the quantity calculated as { * }.

                (b) If the MSDW Aggregate Spending for such calendar year is less than { * } of the Minimum Annual Revenue Commitment for such calendar year, then the applicable Revenue Adjustment shall be calculated as follows:

                            Revenue Adjustment = { * }; where

                                B = { * };

                                C = { * }; and

                                D = { * };

                       provided, however, that (a) in no event shall the Revenue Adjustment be greater than { * } of the quantity calculated as { * }, and (b) if the value for { * } is less than { * } of the value for { * }, then MSDW may terminate the Agreement for convenience and without cause by paying to IBM on the initial effective date of termination (i.e., unextended pursuant to Section 21.4 of the Agreement) the applicable Termination Charge specified in Article 9 of this Schedule C.

9.       TERMINATION FOR CONVENIENCE CHARGES

         In the event of termination of the Agreement for convenience pursuant to Section 21.2(a) of the Agreement, MSDW shall pay the termination charge calculated using the following formula (such charge the "Termination Charge"):

                Termination Charge = { * }; where

                       A = { * };

                       B = { * };

________________________________________________________________________________
Schedule C to Services Agreement                           MSDW/IBM Confidential
                                        C-16                Final Execution Copy

                       C = { * }.

                       -------------------------------------------------------------------------------------
                        Table C-4                     Calendar Year of Effective Date of Termination
                                                ------------------------------------------------------------
                                                    2001        2002        2003       2004        2005
                       -------------------------------------------------------------------------------------
                        Value for "A" or "B"        { * }       { * }       { * }      { * }       { * }
                        (in millions of dollars)
                       -------------------------------------------------------------------------------------

10.      TECHNOLOGY TRANSFER

         If during the Term, MSDW requests IBM to move a service or function being performed by IBM from one technology platform to another (for example, to move processing from a mainframe environment to a midrange or distributed environment) so that IBM continues to provide the service or function but on a different technology platform, then, as applicable, the Annual Service Charge, IPSS Annual Baseline Volumes, and such other provisions of the Agreement as appropriate shall be equitably adjusted to reflect the movement from one technology platform to another. The equitable adjustment shall be performed so that MSDW obtains full economic credit for the services or functions being replaced (including, for example, direct costs, overhead costs or expenses, and allocable profit).

11.      PERSONNEL RESOURCES AND RATES

         Upon MSDW's request for any of the personnel resources listed in Attachment C-4 of this Schedule C, IBM shall provide such resources at rates and terms to be mutually agreed upon by the Parties. Use of personnel resources invoiced under the Agreement (including any NSA) shall be considered Services under the Agreement and any amounts paid by MSDW for such personnel resources shall be included as part of:

                (a) MSDW Aggregate Spending, and contribute to MSDW's satisfaction of the Minimum Annual Revenue Commitment, in accordance with Sections 8.1 and 8.2 of this Schedule C;

                (b) "the aggregate of all charges incurred for Services", and contribute to the Customer Surplus Adjustment, in accordance with Section 7.3(a)(ii) of this Schedule C; and

                (c) "the aggregate of all actual net charges incurred and paid" for purposes of { * } of this Schedule C.

________________________________________________________________________________
Schedule C to Services Agreement                           MSDW/IBM Confidential
                                        C-17                Final Execution Copy

                                 ATTACHMENT C-1

           IPSS Annual Baseline Volumes by Individual Service Element
                           (in annual Resource Units)

----------------------------------------------------------------------------------------------------------------------------------
              ISE                   IPSS Annual Baseline Volumes by ISE (in Resource Units by Calendar Year of Term)
----------------------------------------------------------------------------------------------------------------------------------
                          1999           2000              2001           2002           2003            2004           2005
----------------------------------------------------------------------------------------------------------------------------------
CPU Non-Prime
 Class A                        { * }          { * }           { * }          { * }          { * }           { * }          { * }
----------------------------------------------------------------------------------------------------------------------------------
CPU Non-Prime
 Class B                        { * }          { * }           { * }          { * }          { * }           { * }          { * }
----------------------------------------------------------------------------------------------------------------------------------
CPU Non-Prime
 Class C                        { * }          { * }           { * }          { * }          { * }           { * }          { * }
----------------------------------------------------------------------------------------------------------------------------------
CPU Prime Class A               { * }          { * }           { * }          { * }          { * }           { * }          { * }
----------------------------------------------------------------------------------------------------------------------------------
CPU Prime Class B               { * }          { * }           { * }          { * }          { * }           { * }          { * }
----------------------------------------------------------------------------------------------------------------------------------
CPU Prime Class C               { * }          { * }           { * }          { * }          { * }           { * }          { * }
----------------------------------------------------------------------------------------------------------------------------------
              TOTAL CPU         { * }          { * }           { * }          { * }          { * }           { * }          { * }
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
DASD ML1                        { * }          { * }           { * }          { * }          { * }           { * }          { * }
----------------------------------------------------------------------------------------------------------------------------------
DASD ML2                        { * }          { * }           { * }          { * }          { * }           { * }          { * }
----------------------------------------------------------------------------------------------------------------------------------
DASD Perm                       { * }          { * }           { * }          { * }          { * }           { * }          { * }
----------------------------------------------------------------------------------------------------------------------------------
DASD Work                       { * }          { * }           { * }          { * }          { * }           { * }          { * }
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Tape Allocation                 { * }          { * }           { * }          { * }          { * }           { * }          { * }
----------------------------------------------------------------------------------------------------------------------------------
Tape Mount                      { * }          { * }           { * }          { * }          { * }           { * }          { * }
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Print Local                     { * }          { * }           { * }          { * }          { * }           { * }          { * }
----------------------------------------------------------------------------------------------------------------------------------
Print Remote                    { * }          { * }           { * }          { * }          { * }           { * }          { * }
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Fiche C (copy)                  { * }          { * }           { * }          { * }          { * }           { * }          { * }
----------------------------------------------------------------------------------------------------------------------------------
Fiche O (original)              { * }          { * }           { * }          { * }          { * }           { * }          { * }
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
DR CPU Class A1                 { * }          { * }           { * }          { * }          { * }           { * }          { * }
----------------------------------------------------------------------------------------------------------------------------------
DR CPU Class A2                 { * }          { * }           { * }          { * }          { * }           { * }          { * }
----------------------------------------------------------------------------------------------------------------------------------
DR CPU Class A4                 { * }          { * }           { * }          { * }          { * }           { * }          { * }
----------------------------------------------------------------------------------------------------------------------------------
DR CPU Class B1                 { * }          { * }           { * }          { * }          { * }           { * }          { * }
----------------------------------------------------------------------------------------------------------------------------------
DR CPU Class B2                 { * }          { * }           { * }          { * }          { * }           { * }          { * }
----------------------------------------------------------------------------------------------------------------------------------
DR CPU Class B4                 { * }          { * }           { * }          { * }          { * }           { * }          { * }
----------------------------------------------------------------------------------------------------------------------------------
DR CPU Class C1                 { * }          { * }           { * }          { * }          { * }           { * }          { * }
----------------------------------------------------------------------------------------------------------------------------------
DR CPU Class C2                 { * }          { * }           { * }          { * }          { * }           { * }          { * }
----------------------------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
Attachment C-1 to Schedule C                               MSDW/IBM Confidential
of Services Agreement                 C1-1                  Final Execution Copy

----------------------------------------------------------------------------------------------------------------------------------
              ISE                   IPSS Annual Baseline Volumes by ISE (in Resource Units by Calendar Year of Term)
----------------------------------------------------------------------------------------------------------------------------------
                          1999           2000              2001           2002           2003            2004           2005
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
DR CPU Class C4               { * }          { * }             { * }          { * }          { * }           { * }          { * }
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
DR DASD Perm Class 1          { * }          { * }             { * }          { * }          { * }           { * }          { * }
----------------------------------------------------------------------------------------------------------------------------------
DR DASD Perm Class 2          { * }          { * }             { * }          { * }          { * }           { * }          { * }
----------------------------------------------------------------------------------------------------------------------------------
DR DASD Perm Class 4          { * }          { * }             { * }          { * }          { * }           { * }          { * }
----------------------------------------------------------------------------------------------------------------------------------
DR DASD Work Class 1          { * }          { * }             { * }          { * }          { * }           { * }          { * }
----------------------------------------------------------------------------------------------------------------------------------
DR DASD Work Class 2          { * }          { * }             { * }          { * }          { * }           { * }          { * }
----------------------------------------------------------------------------------------------------------------------------------
DR DASD Work Class 4          { * }          { * }             { * }          { * }          { * }           { * }          { * }
----------------------------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
Attachment C-1 to Schedule C                               MSDW/IBM Confidential
of Services Agreement                 C1-2                  Final Execution Copy

                                 ATTACHMENT C-2

                           IPSS Services ARCs and RRCs

With respect to the ARC rates set forth in this Attachment C-2, the Tier 2 ARC rates reflect a { * } the corresponding Tier 1 ARC rates, the Tier 3 ARC rates reflect a { * } the corresponding Tier 1 ARC rates, and the Tier 4 ARC rates reflect a { * } the corresponding Tier 1 ARC rates.

------------------------------------------------------------------------------------------------------------------------------------
       ISE                                              IPSS Services Tier 1 ARC and RRC Rates
                         -----------------------------------------------------------------------------------------------------------
                            1999           2000            2001           2002           2003            2004           2005
------------------------------------------------------------------------------------------------------------------------------------
CPU Non-Prime Class A             { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------
CPU Non-Prime Class B             { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------
CPU Non-Prime Class C             { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------
CPU Prime Class A                 { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------
CPU Prime Class B                 { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------
CPU Prime Class C                 { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
DASD ML1                          { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------
DASD ML2                          { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------
DASD Perm                         { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------
DASD Work                         { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Tape Allocation                   { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------
Tape Mount                        { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Print Local                       { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------
Print Remote                      { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Fiche C (copy)                    { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------
Fiche O (original)                { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
DR CPU Class A1                   { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------
DR CPU Class A2                   { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------
DR CPU Class A4                   { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------
DR CPU Class B1                   { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------
DR CPU Class B2                   { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------
DR CPU Class B4                   { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Attachment C-2 to Schedule C of Services Agreement         MSDW/IBM Confidential
                                      C2-1                  Final Execution Copy

------------------------------------------------------------------------------------------------------------------------------------
       ISE                                              IPSS Services Tier 1 ARC and RRC Rates
                         -----------------------------------------------------------------------------------------------------------
                              1999           2000            2001           2002           2003            2004           2005
------------------------------------------------------------------------------------------------------------------------------------
DR CPU Class C1                   { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------
DR CPU Class C2                   { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------
DR CPU Class C4                   { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
DR DASD Perm Class 1              { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------
DR DASD Perm Class 2              { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------
DR DASD Perm Class 4              { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------
DR DASD Work Class 1              { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------
DR DASD Work Class 2              { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------
DR DASD Work Class 4              { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
       ISE                                              IPSS Services Tier 2 ARC and RRC Rates
                         -----------------------------------------------------------------------------------------------------------
                            1999           2000            2001           2002           2003            2004           2005
------------------------------------------------------------------------------------------------------------------------------------
CPU Non-Prime Class A             { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------
CPU Non-Prime Class B             { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------
CPU Non-Prime Class C             { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------
CPU Prime Class A                 { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------
CPU Prime Class B                 { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------
CPU Prime Class C                 { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
DASD ML1                          { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------
DASD ML2                          { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------
DASD Perm                         { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------
DASD Work                         { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Tape Allocation                   { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------
Tape Mount                        { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Print Local                       { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------
Print Remote                      { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Fiche C (copy)                    { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------
Fiche O (original)                { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
DR CPU Class A1                   { * }          { * }           { * }          { * }          { * }           { * }          { * }
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Attachment C-3 to Schedule C of Services Agreement         MSDW/IBM Confidential
                                      C2-2                  Final Execution Copy

--------------------------------------------------------------------------------------------------------------------------------
                                                            IPSS Services Tier 2 ARC and RRC Rates
                                 -----------------------------------------------------------------------------------------------
        ISE                       1999            2000          2001           2002         2003         2004         2005
--------------------------------------------------------------------------------------------------------------------------------
DR CPU Class A2                       { * }           { * }         { * }          { * }        { * }        { * }        { * }
--------------------------------------------------------------------------------------------------------------------------------
DR CPU Class A4                       { * }           { * }         { * }          { * }        { * }        { * }        { * }
--------------------------------------------------------------------------------------------------------------------------------
DR CPU Class B1                       { * }           { * }         { * }          { * }        { * }        { * }        { * }
--------------------------------------------------------------------------------------------------------------------------------
DR CPU Class B2                       { * }           { * }         { * }          { * }        { * }        { * }        { * }
--------------------------------------------------------------------------------------------------------------------------------
DR CPU Class B4                       { * }           { * }         { * }          { * }        { * }        { * }        { * }
--------------------------------------------------------------------------------------------------------------------------------
DR CPU Class C1                       { * }           { * }         { * }          { * }        { * }        { * }        { * }
--------------------------------------------------------------------------------------------------------------------------------
DR CPU Class C2                       { * }           { * }         { * }          { * }        { * }        { * }        { * }
--------------------------------------------------------------------------------------------------------------------------------
DR CPU Class C4                       { * }           { * }         { * }          { * }        { * }        { * }        { * }
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
DR DASD Perm Class 1                  { * }           { * }         { * }          { * }        { * }        { * }        { * }
--------------------------------------------------------------------------------------------------------------------------------
DR DASD Perm Class 2                  { * }           { * }         { * }          { * }        { * }        { * }        { * }
--------------------------------------------------------------------------------------------------------------------------------
DR DASD Perm Class 4                  { * }           { * }         { * }          { * }        { * }        { * }        { * }
--------------------------------------------------------------------------------------------------------------------------------
DR DASD Work Class 1                  { * }           { * }         { * }          { * }        { * }        { * }        { * }
--------------------------------------------------------------------------------------------------------------------------------
DR DASD Work Class 2                  { * }           { * }         { * }          { * }        { * }        { * }        { * }
--------------------------------------------------------------------------------------------------------------------------------
DR DASD Work Class 4                  { * }           { * }         { * }          { * }        { * }        { * }        { * }
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                               IPSS Services Tier 3 ARC Rates
                                 -----------------------------------------------------------------------------------------------
        ISE                       1999            2000          2001           2002         2003         2004         2005
--------------------------------------------------------------------------------------------------------------------------------
CPU Non-Prime Class A                 { * }           { * }         { * }          { * }        { * }        { * }        { * }
--------------------------------------------------------------------------------------------------------------------------------
CPU Non-Prime Class B                 { * }           { * }         { * }          { * }        { * }        { * }        { * }
--------------------------------------------------------------------------------------------------------------------------------
CPU Non-Prime Class C                 { * }           { * }         { * }          { * }        { * }        { * }        { * }
--------------------------------------------------------------------------------------------------------------------------------
CPU Prime Class A                     { * }           { * }         { * }          { * }        { * }        { * }        { * }
--------------------------------------------------------------------------------------------------------------------------------
CPU Prime Class B                     { * }           { * }         { * }          { * }        { * }        { * }        { * }
--------------------------------------------------------------------------------------------------------------------------------
CPU Prime Class C                     { * }           { * }         { * }          { * }        { * }        { * }        { * }
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
DASD ML1                              { * }           { * }         { * }          { * }        { * }        { * }        { * }
--------------------------------------------------------------------------------------------------------------------------------
DASD ML2                              { * }           { * }         { * }          { * }        { * }        { * }        { * }
--------------------------------------------------------------------------------------------------------------------------------
DASD Perm                             { * }           { * }         { * }          { * }        { * }        { * }        { * }
--------------------------------------------------------------------------------------------------------------------------------
DASD Work                             { * }           { * }         { * }          { * }        { * }        { * }        { * }
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Tape Allocation                       { * }           { * }         { * }          { * }        { * }        { * }        { * }
--------------------------------------------------------------------------------------------------------------------------------
Tape Mount                            { * }           { * }         { * }          { * }        { * }        { * }        { * }
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Print Local                           { * }           { * }         { * }          { * }        { * }        { * }        { * }
--------------------------------------------------------------------------------------------------------------------------------
Print Remote                          { * }           { * }         { * }          { * }        { * }        { * }        { * }
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Attachment C-2 to Schedule C of Services Agreement         MSDW/IBM Confidential
                                                            Final Execution Copy

                                  C2-3

-----------------------------------------------------------------------------------------------------------------------
          ISE                                           IPSS Services Tier 3 ARC Rates
                        -----------------------------------------------------------------------------------------------
                                1999         2000        2001        2002          2003        2004         2005
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Fiche C (copy)                       { * }        { * }        { * }        { * }        { * }       { * }       { * }
-----------------------------------------------------------------------------------------------------------------------
Fiche O (original)                   { * }        { * }        { * }        { * }        { * }       { * }       { * }
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
DR CPU Class A1                      { * }        { * }        { * }        { * }        { * }       { * }       { * }
-----------------------------------------------------------------------------------------------------------------------
DR CPU Class A2                      { * }        { * }        { * }        { * }        { * }       { * }       { * }
-----------------------------------------------------------------------------------------------------------------------
DR CPU Class A4                      { * }        { * }        { * }        { * }        { * }       { * }       { * }
-----------------------------------------------------------------------------------------------------------------------
DR CPU Class B1                      { * }        { * }        { * }        { * }        { * }       { * }       { * }
-----------------------------------------------------------------------------------------------------------------------
DR CPU Class B2                      { * }        { * }        { * }        { * }        { * }       { * }       { * }
-----------------------------------------------------------------------------------------------------------------------
DR CPU Class B4                      { * }        { * }        { * }        { * }        { * }       { * }       { * }
-----------------------------------------------------------------------------------------------------------------------
DR CPU Class C1                      { * }        { * }        { * }        { * }        { * }       { * }       { * }
-----------------------------------------------------------------------------------------------------------------------
DR CPU Class C2                      { * }        { * }        { * }        { * }        { * }       { * }       { * }
-----------------------------------------------------------------------------------------------------------------------
DR CPU Class C4                      { * }        { * }        { * }        { * }        { * }       { * }       { * }
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
DR DASD Perm Class 1                 { * }        { * }        { * }        { * }        { * }       { * }       { * }
-----------------------------------------------------------------------------------------------------------------------
DR DASD Perm Class 2                 { * }        { * }        { * }        { * }        { * }       { * }       { * }
-----------------------------------------------------------------------------------------------------------------------
DR DASD Perm Class 4                 { * }        { * }        { * }        { * }        { * }       { * }       { * }
-----------------------------------------------------------------------------------------------------------------------
DR DASD Work Class 1                 { * }        { * }        { * }        { * }        { * }       { * }       { * }
-----------------------------------------------------------------------------------------------------------------------
DR DASD Work Class 2                 { * }        { * }        { * }        { * }        { * }       { * }       { * }
-----------------------------------------------------------------------------------------------------------------------
DR DASD Work Class 4                 { * }        { * }        { * }        { * }        { * }       { * }       { * }
-----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
          ISE                                           IPSS Services Tier 4 ARC Rates
                        ------------------------------------------------------------------------------------------------
                            1999       2000         2001          2002         2003        2004           2005
------------------------------------------------------------------------------------------------------------------------
CPU Non-Prime Class A           { * }        { * }         { * }        { * }       { * }        { * }         { * }
------------------------------------------------------------------------------------------------------------------------
CPU Non-Prime Class B           { * }        { * }         { * }        { * }       { * }        { * }         { * }
------------------------------------------------------------------------------------------------------------------------
CPU Non-Prime Class C           { * }        { * }         { * }        { * }       { * }        { * }         { * }
------------------------------------------------------------------------------------------------------------------------
CPU Prime Class A               { * }        { * }         { * }        { * }       { * }        { * }         { * }
------------------------------------------------------------------------------------------------------------------------
CPU Prime Class B               { * }        { * }         { * }        { * }       { * }        { * }         { * }
------------------------------------------------------------------------------------------------------------------------
CPU Prime Class C               { * }        { * }         { * }        { * }       { * }        { * }         { * }
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
DASD ML1                        { * }        { * }         { * }        { * }       { * }        { * }         { * }
------------------------------------------------------------------------------------------------------------------------
DASD ML2                        { * }        { * }         { * }        { * }       { * }        { * }         { * }
------------------------------------------------------------------------------------------------------------------------
DASD Perm                       { * }        { * }         { * }        { * }       { * }        { * }         { * }
------------------------------------------------------------------------------------------------------------------------
DASD Work                       { * }        { * }         { * }        { * }       { * }        { * }         { * }
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Attachment C-2 to Schedule C                               MSDW/IBM Confidential
of Services Agreement                 C2-4                  Final Execution Copy

----------------------------------------------------------------------------------------------------------------------------------
            ISE                                              IPSS Services Tier 4 ARC Rates
                        ----------------------------------------------------------------------------------------------------------
                          1999           2000             2001           2002            2003           2004          2005
----------------------------------------------------------------------------------------------------------------------------------
Tape Allocation                  { * }             { * }           { * }          { * }          { * }         { * }        { * }
----------------------------------------------------------------------------------------------------------------------------------
Tape Mount                       { * }             { * }           { * }          { * }          { * }         { * }        { * }
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Print Local                      { * }             { * }           { * }          { * }          { * }         { * }        { * }
----------------------------------------------------------------------------------------------------------------------------------
Print Remote                     { * }             { * }           { * }          { * }          { * }         { * }        { * }
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Fiche C (copy)                   { * }             { * }           { * }          { * }          { * }         { * }        { * }
----------------------------------------------------------------------------------------------------------------------------------
Fiche O (original)               { * }             { * }           { * }          { * }          { * }         { * }        { * }
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
DR CPU Class A1                  { * }             { * }           { * }          { * }          { * }         { * }        { * }
----------------------------------------------------------------------------------------------------------------------------------
DR CPU Class A2                  { * }             { * }           { * }          { * }          { * }         { * }        { * }
----------------------------------------------------------------------------------------------------------------------------------
DR CPU Class A4                  { * }             { * }           { * }          { * }          { * }         { * }        { * }
----------------------------------------------------------------------------------------------------------------------------------
DR CPU Class B1                  { * }             { * }           { * }          { * }          { * }         { * }        { * }
----------------------------------------------------------------------------------------------------------------------------------
DR CPU Class B2                  { * }             { * }           { * }          { * }          { * }         { * }        { * }
----------------------------------------------------------------------------------------------------------------------------------
DR CPU Class B4                  { * }             { * }           { * }          { * }          { * }         { * }        { * }
----------------------------------------------------------------------------------------------------------------------------------
DR CPU Class C1                  { * }             { * }           { * }          { * }          { * }         { * }        { * }
----------------------------------------------------------------------------------------------------------------------------------
DR CPU Class C2                  { * }             { * }           { * }          { * }          { * }         { * }        { * }
----------------------------------------------------------------------------------------------------------------------------------
DR CPU Class C4                  { * }             { * }           { * }          { * }          { * }         { * }        { * }
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
DR DASD Perm Class 1             { * }             { * }           { * }          { * }          { * }         { * }        { * }
----------------------------------------------------------------------------------------------------------------------------------
DR DASD Perm Class 2             { * }             { * }           { * }          { * }          { * }         { * }        { * }
----------------------------------------------------------------------------------------------------------------------------------
DR DASD Perm Class 4             { * }             { * }           { * }          { * }          { * }         { * }        { * }
----------------------------------------------------------------------------------------------------------------------------------
DR DASD Work Class 1             { * }             { * }           { * }          { * }          { * }         { * }        { * }
----------------------------------------------------------------------------------------------------------------------------------
DR DASD Work Class 2             { * }             { * }           { * }          { * }          { * }         { * }        { * }
----------------------------------------------------------------------------------------------------------------------------------
DR DASD Work Class 4             { * }             { * }           { * }          { * }          { * }         { * }        { * }
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Attachment C-2 to Schedule C                               MSDW/IBM Confidential
of Services Agreement                 C2-5                  Final Execution Copy

----------------------------------------------------------------------------------------------------------------------
                                           Attachment C-3
                          Data Network Services ISEs, Resource Units and Resource Unit Pricing
----------------------------------------------------------------------------------------------------------------------
All ISEs marked with a "*" charged on a non-calendar monthly basis.
----------------------------------------------------------------------------------------------------------------------
                      SNA Dedicated Data Network Access, Installation and Deinstallation Services
----------------------------------------------------------------------------------------------------------------------
         ISE            Resource Unit                     Charge per Resource Unit (by calendar year)
                                        ------------------------------------------------------------------------------
                                               Jan - Jun   July - Dec      2002         2003          2004      2005
                                                  2001       2001
----------------------------------------------------------------------------------------------------------------------
Installation of       installation per           { * }        { * }        { * }        { * }        { * }      { * }
circuit less than or       circuit
equal to 56kbs        (one-time charge)
----------------------------------------------------------------------------------------------------------------------
Installation of       installation per           { * }        { * }        { * }        { * }        { * }      { * }
circuit greater than       circuit
56kbs                 (one-time charge)
----------------------------------------------------------------------------------------------------------------------
Installation for 56   installation per           { * }        { * }        { * }        { * }        { * }      { * }
MDS and 56/14 SNA          circuit
                      (one-time charge)
----------------------------------------------------------------------------------------------------------------------
Expedited                 expedited              { * }        { * }        { * }        { * }        { * }      { * }
Installation          installation per
surcharge                  circuit
                      (one-time charge)
----------------------------------------------------------------------------------------------------------------------
Installation of SNBU  installation per           { * }        { * }        { * }        { * }        { * }      { * }
2 Wire or SNBU 4           circuit
Wire option           (one-time charge)
----------------------------------------------------------------------------------------------------------------------
De-installation of    installation per           { * }        { * }        { * }        { * }        { * }      { * }
circuit                    circuit
                      (one-time charge)
----------------------------------------------------------------------------------------------------------------------
9.6kbs circuit*         monthly usage            { * }        { * }        { * }        { * }        { * }      { * }
                         per circuit
----------------------------------------------------------------------------------------------------------------------
14.4kbs circuit*        monthly usage            { * }        { * }        { * }        { * }        { * }      { * }
                         per circuit
----------------------------------------------------------------------------------------------------------------------
19.2kbs circuit*        monthly usage            { * }        { * }        { * }        { * }        { * }      { * }
                         per circuit
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   SNA Dedicated Data Network Access Installation and Deinstallation Services
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Attachment C-3 to Schedule C                               MSDW/IBM Confidential
of Services Agreement                                       Final Execution Copy
                                      C3-1

-------------------------------------------------------------------------------------------------------------------------
         ISE            Resource Unit                     Charge per Resource Unit (by calendar year)
                                        ---------------------------------------------------------------------------------
                                               Jan - Jun   July - Dec      2002         2003         2004         2005
                                                 2001        2001
-------------------------------------------------------------------------------------------------------------------------
56 kbs circuit*         monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
                         per circuit
-------------------------------------------------------------------------------------------------------------------------
SNBU 2 Wire option*     monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
                         per circuit
-------------------------------------------------------------------------------------------------------------------------
SNBU 4 Wire option*     monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
                         per circuit
-------------------------------------------------------------------------------------------------------------------------
SNI Gateway option      monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
(for circuits less       per circuit
than 56 kbs)*
-------------------------------------------------------------------------------------------------------------------------
SNI Gateway option      monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
(for circuits equal      per circuit
to or greater than
56 kbs)*
-------------------------------------------------------------------------------------------------------------------------
TCAM usage*           monthly per copy           { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
FIG or MIG platform*    monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
                        per platform
-------------------------------------------------------------------------------------------------------------------------
ICN Platform*              monthly               { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
Physical Unit (PU)      monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
usage (standard            per PU
configurations of 15
LUs to 1 PU)*
-------------------------------------------------------------------------------------------------------------------------
Large Physical Unit     monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
(PU) usage                 per PU
(configurations of
greater than 15 LUs
to 1 PU)*
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  SNA Dedicated Data Network Access, Installation and Deinstallation Services
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Attachment C-3 to Schedule C                               MSDW/IBM Confidential
of Services Agreement                                       Final Execution Copy
                                      C3-2

---------------------------------------------------------------------------------------------------------------------------
         ISE              Resource Unit                     Charge per Resource Unit (by calendar year)
                                            -------------------------------------------------------------------------------
                                              Jan - Jun   July - Dec        2002         2003         2004          2005
                                                 2001        2001
---------------------------------------------------------------------------------------------------------------------------
High-Volume Site/1/,      monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
/2/ (Discover - { * })   per High-Volume
                              Site
---------------------------------------------------------------------------------------------------------------------------
High-Volume Site/1/,      monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
/2/ (Discover - { * })   per High-Volume
                              Site
---------------------------------------------------------------------------------------------------------------------------
High-Volume Site/1/,      monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
/2/ (Discover - { * })   per High-Volume
                              Site
---------------------------------------------------------------------------------------------------------------------------
High-Volume Site/1/,      monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
/2/ (Discover - { * })   per High-Volume
                              Site
---------------------------------------------------------------------------------------------------------------------------
High-Volume Site/1/       monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
(Novus Financial)        per High-Volume
                              Site
---------------------------------------------------------------------------------------------------------------------------
High-Volume Sites/1/      monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
(PCG)                        for the
                        High-Volume Sites
---------------------------------------------------------------------------------------------------------------------------
/1/ Charges based upon configurations existing as of the Effective Date.
---------------------------------------------------------------------------------------------------------------------------
/2/ Charges for 1999 are effective for July and August, 1999.  Thereafter, monthly charges are described in SSA NOV22.
---------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
Attachment C-3 to Schedule C                               MSDW/IBM Confidential
of Services Agreement                 C3-3                  Final Execution Copy

---------------------------------------------------------------------------------------------------------------------------
                      MPN Dedicated Data Network Access, Installation and Deinstallation Services
---------------------------------------------------------------------------------------------------------------------------
         ISE              Resource Unit                     Charge per Resource Unit (by calendar year)
                                            -------------------------------------------------------------------------------
                                              Jan - Jun   July - Dec        2002         2003         2004          2005
                                                 2001        2001
---------------------------------------------------------------------------------------------------------------------------
Installation of         installation per           { * }        { * }        { * }        { * }        { * }         { * }
56kbs circuit                circuit
                        (one-time charge)
---------------------------------------------------------------------------------------------------------------------------
Installation of         installation per           { * }        { * }        { * }        { * }        { * }         { * }
circuit greater than         circuit
56kbs                   (one-time charge)
---------------------------------------------------------------------------------------------------------------------------
Conversion of            conversion per            { * }        { * }        { * }        { * }        { * }         { * }
circuit from 56kbs           circuit
capacity to higher      (one-time charge)
capacity or
vice-versa
---------------------------------------------------------------------------------------------------------------------------
Conversion of            conversion per            { * }        { * }        { * }        { * }        { * }         { * }
circuit from or to           circuit
capacity other than     (one-time charge)
56kbs
---------------------------------------------------------------------------------------------------------------------------
56kbs circuit using       monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
Cisco 2502 routers*        per circuit
---------------------------------------------------------------------------------------------------------------------------
128kbs circuit using      monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
Cisco 2502 routers*        per circuit
---------------------------------------------------------------------------------------------------------------------------
128kbs circuit using      monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
Cisco 4000m routers*       per circuit
---------------------------------------------------------------------------------------------------------------------------
128kbs circuit using      monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
Cisco 4500 routers*        per circuit
---------------------------------------------------------------------------------------------------------------------------
128kbs circuit using      monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
Cisco 7010 routers*        per circuit
---------------------------------------------------------------------------------------------------------------------------
                      MPN Dedicated Data Network Access, Installation and Deinstallation Services
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Attachment C-3 to Schedule C                               MSDW/IBM Confidential
of Services Agreement                 C3-4                  Final Execution Copy

---------------------------------------------------------------------------------------------------------------------------
         ISE              Resource Unit                     Charge per Resource Unit (by calendar year)
                                            -------------------------------------------------------------------------------
                                              Jan - Jun   July - Dec        2002         2003         2004          2005
                                                 2001        2001
---------------------------------------------------------------------------------------------------------------------------
128kbs circuit using      monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
Cisco 7000 routers*        per circuit
---------------------------------------------------------------------------------------------------------------------------
256kbs circuit using      monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
Cisco 2502 routers*        per circuit
---------------------------------------------------------------------------------------------------------------------------
256kbs circuit using      monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
Cisco 4000m routers*       per circuit
---------------------------------------------------------------------------------------------------------------------------
256kbs circuit using      monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
Cisco 4500 routers*        per circuit
---------------------------------------------------------------------------------------------------------------------------
256kbs circuit using      monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
Cisco 7010 routers*        per circuit
---------------------------------------------------------------------------------------------------------------------------
256kbs circuit using      monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
Cisco 7000 routers*        per circuit
---------------------------------------------------------------------------------------------------------------------------
512kbs circuit using      monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
Cisco 2502 routers*        per circuit
--------------------------------------------------------------------------------------------------------------------------
512kbs circuit using      monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
Cisco 4000m routers*       per circuit
---------------------------------------------------------------------------------------------------------------------------
512kbs circuit using      monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
Cisco 4500 routers*        per circuit
---------------------------------------------------------------------------------------------------------------------------
512kbs circuit using      monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
Cisco 7010 routers*        per circuit
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  MPN Dedicated Data Network Access, Installation and Deinstallation Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Attachment C-3 to Schedule C                               MSDW/IBM Confidential
of Services Agreement                 C3-5                  Final Execution Copy

---------------------------------------------------------------------------------------------------------------------------
         ISE              Resource Unit                     Charge per Resource Unit (by calendar year)
                                            -------------------------------------------------------------------------------
                                              Jan - Jun   July - Dec        2002         2003         2004          2005
                                                 2001        2001
---------------------------------------------------------------------------------------------------------------------------
512kbs circuit using      monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
Cisco 7000 routers*        per circuit
---------------------------------------------------------------------------------------------------------------------------
DS-1 circuit using        monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
Cisco 2502 routers*        per circuit
---------------------------------------------------------------------------------------------------------------------------
DS-1 circuit using        monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
Cisco 4000m routers*       per circuit
---------------------------------------------------------------------------------------------------------------------------
DS-1 circuit using        monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
Cisco 4500 routers*        per circuit
---------------------------------------------------------------------------------------------------------------------------
DS-1 circuit using        monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
Cisco 7010 routers*        per circuit
---------------------------------------------------------------------------------------------------------------------------
DS-11 circuit using       monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
Cisco 7000 routers*        per circuit
---------------------------------------------------------------------------------------------------------------------------
56kbs circuit access      monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
option*                    per circuit
---------------------------------------------------------------------------------------------------------------------------
Installation of         installation per           { * }        { * }        { * }        { * }        { * }         { * }
56kbs capacity               circuit
circuit access option   (one-time charge)
--------------------------------------------------------------------------------------------------------------------------
128kbs capacity           monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
circuit access             per circuit
option*
---------------------------------------------------------------------------------------------------------------------------
256kbs capacity           monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
circuit access             per circuit
option*
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  MPN Dedicated Data Network Access, Installation and Deinstallation Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Attachment C-3 to Schedule C                               MSDW/IBM Confidential
of Services Agreement                 C3-6                  Final Execution Copy

-------------------------------------------------------------------------------------------------------------------------
         ISE            Resource Unit                     Charge per Resource Unit (by calendar year)
                                        ---------------------------------------------------------------------------------
                                               Jan - Jun    July - Dec     2002         2003         2004          2005
                                                 2001         2001
-------------------------------------------------------------------------------------------------------------------------
512kbs capacity         monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
circuit access           per circuit
option*
-------------------------------------------------------------------------------------------------------------------------
DS-1 capacity           monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
circuit access           per circuit
option*
-------------------------------------------------------------------------------------------------------------------------
Installation of       installation per           { * }        { * }        { * }        { * }        { * }         { * }
circuit greater than       circuit
56kbs capacity        (one-time charge)
access option
-------------------------------------------------------------------------------------------------------------------------
Netbios per config      monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
option*                  per circuit
-------------------------------------------------------------------------------------------------------------------------
SNA per config          monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
option*                  per circuit
-------------------------------------------------------------------------------------------------------------------------
IPX per config          monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
option*                  per circuit
-------------------------------------------------------------------------------------------------------------------------
SDLC/Serial Port        monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
option *                 per circuit
-------------------------------------------------------------------------------------------------------------------------
Token ring Port         monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
option*                  per circuit
-------------------------------------------------------------------------------------------------------------------------
Installation of SNDM     Per copy or             { * }        { * }        { * }        { * }        { * }         { * }
Software                   license
-------------------------------------------------------------------------------------------------------------------------










--------------------------------------------------------------------------------
Attachment C-3 to Schedule C                               MSDW/IBM Confidential
of Services Agreement                 C3-7                  Final Execution Copy

-------------------------------------------------------------------------------------------------------------------------
                              Frame-Relay Dedicated Data Network Access Services
-------------------------------------------------------------------------------------------------------------------------
         ISE            Resource Unit                     Charge per Resource Unit (by calendar year)
                                        ---------------------------------------------------------------------------------
                                            Jan - Jun     July - Dec       2002         2003         2004         2005
                                               2001          2001
-------------------------------------------------------------------------------------------------------------------------
Installation of       installation per           { * }        { * }        { * }        { * }        { * }         { * }
56kbs circuit              circuit
Managed Access        (one-time charge)
Connection Install
-------------------------------------------------------------------------------------------------------------------------
Installation of       installation per           { * }        { * }        { * }        { * }        { * }         { * }
128kbs  circuit            circuit
                      (one-time charge)
-------------------------------------------------------------------------------------------------------------------------
Installation of       installation per           { * }        { * }        { * }        { * }        { * }         { * }
256kbs  circuit            circuit
                      (one-time charge)
-------------------------------------------------------------------------------------------------------------------------
Installation of       installation per           { * }        { * }        { * }        { * }        { * }         { * }
384kbs  circuit            circuit
                      (one-time charge)
-------------------------------------------------------------------------------------------------------------------------
Installation of       installation per           { * }        { * }        { * }        { * }        { * }         { * }
512kbs  circuit            circuit
                      (one-time charge)
-------------------------------------------------------------------------------------------------------------------------
Installation of       installation per           { * }        { * }        { * }        { * }        { * }         { * }
768kbs  circuit            circuit
                      (one-time charge)
-------------------------------------------------------------------------------------------------------------------------
Installation of       installation per           { * }        { * }        { * }        { * }        { * }         { * }
1544kbs  circuit           circuit
                      (one-time charge)
-------------------------------------------------------------------------------------------------------------------------
Installation of PVC   installation per           { * }        { * }        { * }        { * }        { * }         { * }
                           circuit
                      (one-time charge)
-------------------------------------------------------------------------------------------------------------------------
56kbs Managed Access     site month              { * }        { * }        { * }        { * }        { * }         { * }
Connection*
-------------------------------------------------------------------------------------------------------------------------










--------------------------------------------------------------------------------
Attachment C-3 to Schedule C                               MSDW/IBM Confidential
of Services Agreement                 C3-8                  Final Execution Copy

-------------------------------------------------------------------------------------------------------------------------
                               Frame-Relay Dedicated Data Network Access Services

-------------------------------------------------------------------------------------------------------------------------
         ISE            Resource Unit                     Charge per Resource Unit (by calendar year)
                                        ---------------------------------------------------------------------------------
                                               Jan - Jun    July - Dec     2002         2003          2004         2005
                                                 2001          2001
-------------------------------------------------------------------------------------------------------------------------
128kbs Managed           site month              { * }        { * }        { * }        { * }        { * }         { * }
Access Connection*
-------------------------------------------------------------------------------------------------------------------------
256kbs Managed           site month              { * }        { * }        { * }        { * }        { * }         { * }
Access Connection*
-------------------------------------------------------------------------------------------------------------------------
384kbs Managed           site month              { * }        { * }        { * }        { * }        { * }         { * }
Access Connection*
-------------------------------------------------------------------------------------------------------------------------
512kbs Managed           site month              { * }        { * }        { * }        { * }        { * }         { * }
Access Connection*
-------------------------------------------------------------------------------------------------------------------------
768kbs Managed           site month              { * }        { * }        { * }        { * }        { * }         { * }
Access Connection*
-------------------------------------------------------------------------------------------------------------------------
1544kbs Managed          site month              { * }        { * }        { * }        { * }        { * }         { * }
Access Connection*
-------------------------------------------------------------------------------------------------------------------------
IP Protocol*           Managed Access            { * }        { * }        { * }        { * }        { * }         { * }
                       Connection per
                            month
-------------------------------------------------------------------------------------------------------------------------
SNA Protocol*          Managed Access            { * }        { * }        { * }        { * }        { * }         { * }
                       Connection per
                            month
-------------------------------------------------------------------------------------------------------------------------
IPX Protocol*          Managed Access            { * }        { * }        { * }        { * }        { * }         { * }
                       Connection per
                            month
-------------------------------------------------------------------------------------------------------------------------
4 kbs Committed          site month              { * }        { * }        { * }        { * }        { * }         { * }
Information Rate*
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Attachment C-3 to Schedule C                               MSDW/IBM Confidential
of Services Agreement                  C3-9                 Final Execution Copy

-------------------------------------------------------------------------------------------------------------------------
                             Frame-Relay Dedicated Data Network Access Services
-------------------------------------------------------------------------------------------------------------------------
         ISE            Resource Unit                     Charge per Resource Unit (by calendar year)
                                        ---------------------------------------------------------------------------------
                                              Jan - Jun     July - Dec     2002         2003         2004         2005
                                                2001           2001
-------------------------------------------------------------------------------------------------------------------------
8 kbs Committed          site month              { * }        { * }        { * }        { * }        { * }         { * }
Information Rate*
-------------------------------------------------------------------------------------------------------------------------
16 kbs Committed         site month              { * }        { * }        { * }        { * }        { * }         { * }
Information Rate*
-------------------------------------------------------------------------------------------------------------------------
32 kbs Committed         site month              { * }        { * }        { * }        { * }        { * }         { * }
Information Rate*
-------------------------------------------------------------------------------------------------------------------------
48 kbs Committed         site month              { * }        { * }        { * }        { * }        { * }         { * }
Information Rate*
-------------------------------------------------------------------------------------------------------------------------
64 kbs Committed         site month              { * }        { * }        { * }        { * }        { * }         { * }
Information Rate*
-------------------------------------------------------------------------------------------------------------------------
128 kbs Committed        site month              { * }        { * }        { * }        { * }        { * }         { * }
Information Rate*
-------------------------------------------------------------------------------------------------------------------------
192 kbs Committed        site month              { * }        { * }        { * }        { * }        { * }         { * }
Information Rate*
-------------------------------------------------------------------------------------------------------------------------
256 kbs Committed        site month              { * }        { * }        { * }        { * }        { * }         { * }
Information Rate*
-------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Attachment C-3 to Schedule C                               MSDW/IBM Confidential
of Services Agreement                C3-10                  Final Execution Copy

-------------------------------------------------------------------------------------------------------------------------
                               Frame-Relay Dedicated Data Network Access Services
-------------------------------------------------------------------------------------------------------------------------
         ISE            Resource Unit                    Charge per Resource Unit (by calendar year)
                                        ---------------------------------------------------------------------------------
                                        Jan - Jun      July - Dec      2002         2003         2004         2005
                                           2001           2001
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
320 kbs Committed        site month              { * }        { * }        { * }        { * }        { * }         { * }
Information Rate*
-------------------------------------------------------------------------------------------------------------------------
384 kbs Committed        site month              { * }        { * }        { * }        { * }        { * }         { * }
Information Rate*
-------------------------------------------------------------------------------------------------------------------------
448 kbs Committed        site month              { * }        { * }        { * }        { * }        { * }         { * }
Information Rate*
-------------------------------------------------------------------------------------------------------------------------
512 kbs Committed        site month              { * }        { * }        { * }        { * }        { * }         { * }
Information Rate*
-------------------------------------------------------------------------------------------------------------------------
576 kbs Committed        site month              { * }        { * }        { * }        { * }        { * }         { * }
Information Rate*
-------------------------------------------------------------------------------------------------------------------------
640 kbs Committed        site month              { * }        { * }        { * }        { * }        { * }         { * }
Information Rate*
-------------------------------------------------------------------------------------------------------------------------
704 kbs Committed        site month              { * }        { * }        { * }        { * }        { * }         { * }
Information Rate*
-------------------------------------------------------------------------------------------------------------------------
768 kbs Committed        site month              { * }        { * }        { * }        { * }        { * }         { * }
Information Rate*
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Attachment C-3 to Schedule C                               MSDW/IBM Confidential
of Services Agreement                 C3-11                 Final Execution Copy

-------------------------------------------------------------------------------------------------------------------------
                                       Frame-Relay Dedicated Data Network Access Services
-------------------------------------------------------------------------------------------------------------------------
         ISE            Resource Unit                    Charge per Resource Unit (by calendar year)
                                        ---------------------------------------------------------------------------------
                                        Jan - Jun      July - Dec      2002         2003         2004         2005
                                           2001           2001
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
832 kbs Committed        site month              { * }        { * }        { * }        { * }        { * }         { * }
Information Rate*
-------------------------------------------------------------------------------------------------------------------------
896 kbs Committed        site month              { * }        { * }        { * }        { * }        { * }         { * }
Information Rate*
-------------------------------------------------------------------------------------------------------------------------
960 kbs Committed        site month              { * }        { * }        { * }        { * }        { * }         { * }
Information Rate*
-------------------------------------------------------------------------------------------------------------------------
1024 kbs Committed       site month              { * }        { * }        { * }        { * }        { * }         { * }
Information Rate*
-------------------------------------------------------------------------------------------------------------------------
1544 kbs Committed       site month              { * }        { * }        { * }        { * }        { * }         { * }
Information Rate*
-------------------------------------------------------------------------------------------------------------------------
Market Data PVC          site month              { * }        { * }        { * }        { * }        { * }         { * }
64kbs Committed
Information Rate*
-------------------------------------------------------------------------------------------------------------------------
Market Data PVC          site month              { * }        { * }        { * }        { * }        { * }         { * }
128kbs Committed
Information Rate*
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Attachment C-3 to Schedule C                               MSDW/IBM Confidential
of Services Agreement                 C3-12                Final Execution Copy

-------------------------------------------------------------------------------------------------------------------------
                                    Frame-Relay Dedicated Data Network Access Services
-------------------------------------------------------------------------------------------------------------------------
         ISE            Resource Unit                    Charge per Resource Unit (by calendar year)
                                        ---------------------------------------------------------------------------------
                                        Jan - Jun      July - Dec      2002         2003         2004         2005
                                           2001           2001
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Market Data PVC          site month              { * }        { * }        { * }        { * }        { * }         { * }
192kbs Committed
Information Rate*
-------------------------------------------------------------------------------------------------------------------------
Market Data PVC          site month              { * }        { * }        { * }        { * }        { * }         { * }
256kbs Committed
Information Rate*
-------------------------------------------------------------------------------------------------------------------------
Market Data PVC          site month              { * }        { * }        { * }        { * }        { * }         { * }
320kbs Committed
Information Rate*
-------------------------------------------------------------------------------------------------------------------------
Market Data PVC          site month              { * }        { * }        { * }        { * }        { * }         { * }
384kbs Committed
Information Rate*
-------------------------------------------------------------------------------------------------------------------------
Market Data PVC          site month              { * }        { * }        { * }        { * }        { * }         { * }
448kbs Committed
Information Rate*
-------------------------------------------------------------------------------------------------------------------------
Market Data PVC          site month              { * }        { * }        { * }        { * }        { * }         { * }
512kbs Committed
Information Rate*
-------------------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
Attachment C-3 to Schedule C                               MSDW/IBM Confidential
of Services Agreement                C3-13                  Final Execution Copy

-------------------------------------------------------------------------------------------------------------------------
                                           Switched Data Network Access Services
-------------------------------------------------------------------------------------------------------------------------
         ISE            Resource Unit                    Charge per Resource Unit (by calendar year)
                                        ---------------------------------------------------------------------------------
                                        Jan - Jun      July - Dec      2002         2003         2004         2005
                                           2001           2001
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
EDI Bisynchronous         minute of              { * }        { * }        { * }        { * }        { * }         { * }
connectivity            connectivity
-------------------------------------------------------------------------------------------------------------------------
EDI connectivity          minute of              { * }        { * }        { * }        { * }        { * }         { * }
                        connectivity
-------------------------------------------------------------------------------------------------------------------------
EDI Asynchronous          minute of              { * }        { * }        { * }        { * }        { * }         { * }
connectivity            connectivity
-------------------------------------------------------------------------------------------------------------------------
Asynchronous local         hour of               { * }        { * }        { * }        { * }        { * }         { * }
dial-up per session     connectivity
via IBM Passport
(8:00 a.m. through
8:00 p.m. local
time)/1/
-------------------------------------------------------------------------------------------------------------------------
Asynchronous local         hour of               { * }        { * }        { * }        { * }        { * }         { * }
dial-up per session     connectivity
via IBM Passport
(8:00 p.m. through
8:00 a.m. local
time)/1/
-------------------------------------------------------------------------------------------------------------------------
Asynchronous               hour of               { * }        { * }        { * }        { * }        { * }         { * }
800-number dial-up      connectivity
surcharge per
session via IBM
Passport (8:00 a.m.
through 8:00 p.m.
local time)/1/
-------------------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
Attachment C-3 to Schedule C                               MSDW/IBM Confidential
of Services Agreement                 C3-14                Final Execution Copy

-------------------------------------------------------------------------------------------------------------------------
                                       Switched Data Network Access Services
-------------------------------------------------------------------------------------------------------------------------
         ISE            Resource Unit                    Charge per Resource Unit (by calendar year)
                                        ---------------------------------------------------------------------------------
                                        Jan - Jun      July - Dec      2002         2003         2004         2005
                                           2001           2001
-------------------------------------------------------------------------------------------------------------------------
Asynchronous               hour of               { * }        { * }        { * }        { * }        { * }         { * }
800-number dial-up      connectivity
surcharge per
session via IBM
Passport (8:00 p.m.
through 8:00 a.m.
local time)/1/
-------------------------------------------------------------------------------------------------------------------------
SENDENSW SENDEN            minute                { * }        { * }        { * }        { * }        { * }         { * }
connect
-------------------------------------------------------------------------------------------------------------------------
SENDENBT SENDEN usage        per                 { * }        { * }        { * }        { * }        { * }         { * }
                       Kilocharacters
-------------------------------------------------------------------------------------------------------------------------
MB Measured                monthly               { * }        { * }        { * }        { * }        { * }         { * }
Business Line*
-------------------------------------------------------------------------------------------------------------------------
FFO Fixed Function         monthly               { * }        { * }        { * }        { * }        { * }         { * }
Terminal*
-------------------------------------------------------------------------------------------------------------------------
/1/ Usage for such ISEs shall be billed in { * } increments, with { * } minimum usage per session.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                       Managed Access Connection Surcharges
-------------------------------------------------------------------------------------------------------------------------
         ISE            Resource Unit                    Charge per Resource Unit (by calendar year)
                                        ---------------------------------------------------------------------------------
                                        Jan - Jun      July - Dec      2002         2003         2004         2005
                                           2001           2001
-------------------------------------------------------------------------------------------------------------------------
256 kbs port speed*      site month              { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
384 kbs port speed*      site month              { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
Attachment C-3 to Schedule C                               MSDW/IBM Confidential
of Services Agreement                  C3-15                Final Execution Copy

-------------------------------------------------------------------------------------------------------------------------
                                          Managed Access Connection Surcharges
-------------------------------------------------------------------------------------------------------------------------
         ISE            Resource Unit                    Charge per Resource Unit (by calendar year)
                                        ---------------------------------------------------------------------------------
                                        Jan - Jun      July - Dec      2002         2003         2004         2005
                                           2001           2001
-------------------------------------------------------------------------------------------------------------------------
512 kbs port speed*      site month              { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
640 kbs port speed*      site month              { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
768 kbs port speed*      site month              { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
1024 kbs port speed*     site month              { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
1544 kbs port speed*     site month              { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                     EDI Services
-------------------------------------------------------------------------------------------------------------------------
         ISE            Resource Unit                    Charge per Resource Unit (by calendar year)
                                        ---------------------------------------------------------------------------------
                                        Jan - Jun      July - Dec      2002         2003         2004         2005
                                           2001           2001
-------------------------------------------------------------------------------------------------------------------------
EDI20025 Standard     installation per           { * }        { * }        { * }        { * }        { * }         { * }
Mailbox Installation       mailbox
                      (one-time charge)
-------------------------------------------------------------------------------------------------------------------------
STEDI10 Bulk Store     one-time charge           { * }        { * }        { * }        { * }        { * }         { * }
and Forward
Installation
-------------------------------------------------------------------------------------------------------------------------
EDIINS add mailboxes  installation per           { * }        { * }        { * }        { * }        { * }         { * }
                           mailbox
                      (one-time charge)
-------------------------------------------------------------------------------------------------------------------------
SMBX Mailbox            monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
                         per mailbox
-------------------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
Attachment C-3 to Schedule C                               MSDW/IBM Confidential
of Services Agreement                   C3-16               Final Execution Copy

-------------------------------------------------------------------------------------------------------------------------

                                                      EDI Services
-------------------------------------------------------------------------------------------------------------------------
         ISE            Resource Unit                     Charge per Resource Unit (by calendar year)
                                        ---------------------------------------------------------------------------------
                                              Jan - Jun    July - Dec      2002          2003        2004          2005
                                                2001          2001
-------------------------------------------------------------------------------------------------------------------------
STEDI2 Special          monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
Mailbox                  per mailbox
-------------------------------------------------------------------------------------------------------------------------
STEDI1  Special         monthly usage            { * }        { * }        { * }        { * }        { * }         { * }
Mailbox                  per mailbox
-------------------------------------------------------------------------------------------------------------------------
PROCEDI  usage          per Kilocharacter        { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
PROCEML usage           per Kilocharacter        { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                   Bridge Charges

-------------------------------------------------------------------------------------------------------------------------
         ISE            Resource Unit                     Charge per Resource Unit (by calendar year)
                                        ---------------------------------------------------------------------------------
                                              Jan - Jun     July - Dec     2002         2003         2004         2005
                                                2001          2001
-------------------------------------------------------------------------------------------------------------------------
Monthly bridge             monthly               { * }        { * }        { * }        { * }        { * }        { * }
charge - Phoenix 16*
-------------------------------------------------------------------------------------------------------------------------
Monthly bridge             monthly               { * }        { * }        { * }        { * }        { * }        { * }
charge - Hilliard 7*
-------------------------------------------------------------------------------------------------------------------------
Monthly bridge             monthly               { * }        { * }        { * }        { * }        { * }        { * }
charge - Scottsdale
6*
-------------------------------------------------------------------------------------------------------------------------
Monthly bridge to          monthly               { * }        { * }        { * }        { * }        { * }        { * }
Sandy Utah 2*
-------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Attachment C-3 to Schedule C                               MSDW/IBM Confidential
of Services Agreement                  C3-17                Final Execution Copy

-------------------------------------------------------------------------------------------------------------------------
                                             Transaction Pricing - Table 1
-------------------------------------------------------------------------------------------------------------------------
         ISE            Resource Unit                  Charge per Resource Unit (by calendar year)
                                        ---------------------------------------------------------------------------------
                                        Jan - Jun       July - Dec      2002         2003         2004         2005
                                          2001             2001
-------------------------------------------------------------------------------------------------------------------------

If the aggregate number of transactions (not including MT minutes) processed during a calendar year under the Agreement or Previous Agreement is less than { * }, then the following charges set forth in this Table 1 shall apply to all such transactions; provided, however, that:
    (a) in no event shall the aggregate charges for such transactions exceed an amount equal to the sum of (i) the aggregate charges that would result if the charges for such transactions were calculated using the applicable pricing set forth in "Transaction Pricing - Table 2" below (including application of subsection (b) of the proviso), and (ii an amount equal to the product of (A) the applicable BTC11 charge in "Transaction Pricing - Table 2" below, and (B) the difference between
         { * } and the aggregate number of transactions processed during such calendar year; and
    (b) for the aggregate number of transactions (not including MT minutes) processed during 1999 under the Previous Agreement or the Agreement, the applicable charges shall be calculated as (i) the charges resulting from multiplying each of the rate tier levels set forth in the Previous Agreement (e.g., { * } transactions, { * } transactions, { * } transactions, etc.) by { * }, and applying the actual aggregate number of transactions (not including MT minutes) processed before the Effective Date during 1999 to such modified rate tier levels, plus (ii) the charges resulting from multiplying each of the Transaction Pricing rate tier levels set forth in Transaction Pricing - Tables 1 through 7 of this Attachment C-3 (e.g., { * } transactions, { * } transactions,
         { * } transactions, etc.) by { * } and applying the actual aggregate number of transactions (not including MT minutes).
For the purposes of Subsection (b) of this Table, the aggregate number of transactions (not including MT minutes) processed before the Effective Date during 1999 shall include those transactions processed during such time for SPS.

-----------------------------------------------------------------------------------------------------------------
BTC            per transaction           { * }        { * }        { * }        { * }        { * }         { * }
-----------------------------------------------------------------------------------------------------------------
BTC3           per transaction           { * }        { * }        { * }        { * }        { * }         { * }
-----------------------------------------------------------------------------------------------------------------
BTC4           per transaction           { * }        { * }        { * }        { * }        { * }         { * }
-----------------------------------------------------------------------------------------------------------------
BTC5A          per transaction           { * }        { * }        { * }        { * }        { * }         { * }
-----------------------------------------------------------------------------------------------------------------
BTC11          per transaction           { * }        { * }        { * }        { * }        { * }         { * }
-----------------------------------------------------------------------------------------------------------------
MT1              per minute              { * }        { * }        { * }        { * }        { * }         { * }
-----------------------------------------------------------------------------------------------------------------
MT2              per minute              { * }        { * }        { * }        { * }        { * }         { * }
-----------------------------------------------------------------------------------------------------------------
MT3              per minute              { * }        { * }        { * }        { * }        { * }         { * }
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Transaction Pricing - Table 2
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Attachment C-3 to Schedule C                              MSDW/IBM Confidential
of Services Agreement                C3-18                  Final Execution Copy

-------------------------------------------------------------------------------------------------------------------------
         ISE            Resource Unit                     Charge per Resource Unit (by calendar year)
                                        ---------------------------------------------------------------------------------
                                         Jan - Jun       July - Dec       2002         2003         2004         2005
                                            2001           2001
-------------------------------------------------------------------------------------------------------------------------

If the aggregate number of transactions (not including MT minutes) processed during a calendar year under the Agreement or Previous Agreement is equal to or greater than { * } but less than { * }, then the following charges set forth in this Table 2 shall apply to all such transactions; provided, however, that:

     (a) in no event shall the aggregate charges for such transactions exceed an amount equal to the sum of (i) the aggregate charges that would result if the charges for such transactions were calculated using the applicable pricing set forth in "Transaction Pricing - Table 3" below (including application of Subsection (b) of the proviso), and (ii) an amount equal to the product of (A) the applicable BTC11 charge in "Transaction Pricing - Table 3" below, and (B) the difference between
         ( * } and the aggregate number of transactions processed during such calendar year; and

     (b) for the aggregate number of transactions (not including MT minutes) processed during 1999 under the Previous Agreement or the Agreement, the applicable charges shall be calculated as (i) the charges resulting from multiplying each of the rate tier levels set forth in the Previous Agreement (e.g., { * } transactions, { * } transactions, { * } transactions, etc.) by { * }, and applying the actual aggregate number of transactions (not including MT minutes) processed before the Effective Date during 1999 to such modified rate tier levels, plus (ii) the charges resulting from multiplying each of the Transaction Pricing rate tier levels set forth in Transaction Pricing - Tables 1 through 7 of this Attachment C-3 (e.g., { * } transactions, { * } transactions,
         { * } transactions, etc.) by { * } and applying the actual aggregate number of transactions (not including MT minutes).

For the purposes of Subsection (b) of this Table, the aggregate number of transactions (not including MT minutes) processed before the Effective Date during 1999 shall include those transactions processed during such time for SPS.

-------------------------------------------------------------------------------------------------------------------------
BTC                    per transaction           { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
BTC3                   per transaction           { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
BTC4                   per transaction           { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
BTC5A                  per transaction           { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
BTC11                  per transaction           { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
MT1                      per minute              { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
MT2                      per minute              { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
MT3                      per minute              { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Transaction Pricing - Table 3
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Attachment C-3 to Schedule C                               MSDW/IBM Confidential
of Services Agreement                 C3 - 19               Final Execution Copy

-------------------------------------------------------------------------------------------------------------------
      ISE         Resource Unit                     Charge per Resource Unit (by calendar year)
                                  ---------------------------------------------------------------------------------
                                      Jan - Jun      July - Dec      2002         2003         2004         2005
                                         2001           2001
-------------------------------------------------------------------------------------------------------------------

If the aggregate number of transactions (not including MT minutes) processed during a calendar year under the Agreement or Previous Agreement is equal to or greater than { * } but less than { * }, then the following charges set forth in this Table 3 shall apply to all such transactions; provided, however, that:

     (a) in no event shall the aggregate charges for such transactions exceed an amount equal to the sum of (i) the aggregate charges that would result if the charges for such transactions were calculated using the applicable pricing set forth in "Transaction Pricing - Table 4" below (including application of Subsection (b) of the proviso), and (ii) an amount equal to the product of (A) the applicable BTC11 charge in "Transaction Pricing - Table 4" below, and (B) the difference between
         { * } and the aggregate number of transactions processed during such calendar year; and

     (b) for the aggregate number of transactions (not including MT minutes) processed during 1999 under the Previous Agreement or the Agreement, the applicable charges shall be calculated as (i) the charges resulting from multiplying each of the rate tier levels set forth in the Previous Agreement (e.g., { * } transactions, { * } transactions, { * } transactions, etc.) by { * }, and applying the actual aggregate number of transactions (not including MT minutes) processed before the Effective Date during 1999 to such modified rate tier levels, plus (ii) the charges resulting from multiplying each of the Transaction Pricing rate tier levels set forth in Transaction Pricing - Tables 1 through 7 of this Attachment C-3 (e.g., { * } transactions, { * } transactions,
         { * } transactions, etc.) by { * } and applying the actual aggregate number of transactions (not including MT minutes) p

For the purposes of Subsection (b) of this Table, the aggregate number of transactions (not including MT minutes) processed before the Effective Date during 1999 shall include those transactions processed during such time for SPS.

-------------------------------------------------------------------------------------------------------------------------
BTC                    per transaction           { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
BTC3                   per transaction           { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
BTC4                   per transaction           { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
BTC5A                  per transaction           { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
BTC11                  per transaction           { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
MT1                      per minute              { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
MT2                      per minute              { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
MT3                      per minute              { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              Transaction Pricing - Table 4
--------------------------------------------------------------------------------
 ISE            Resource Unit        Charge per Resource Unit (by calendar year)
                               -------------------------------------------------


--------------------------------------------------------------------------------
Attachment C-3 to Schedule C                               MSDW/IBM Confidential
of Services Agreement                 C3 - 20               Final Execution Copy

                                          -------------------------------------------------------------------------------
                                            Jan - Jun   July - Dec        2002         2003         2004          2005
                                               2001        2001
-------------------------------------------------------------------------------------------------------------------------

If the aggregate number of transactions (not including MT minutes) processed during a calendar year under the Agreement or Previous Agreement is equal to or greater than { * } but less than { * }, then the following charges set forth in this Table 4 shall apply to all such transactions; provided, however, that:

     (a) in no event shall the aggregate charges for such transactions exceed an amount equal to the sum of (i) the aggregate charges that would result if the charges for such transactions were calculated using the applicable pricing set forth in "Transaction Pricing - Table 5" below (including application of Subsection (b) of the proviso), and (ii) an amount equal to the product of (A) the applicable BTC11 charge in "Transaction Pricing - Table 5" below, and (B) the difference between
         { * } and the aggregate number of transactions processed during such calendar year; and

     (b) for the aggregate number of transactions (not including MT minutes) processed during 1999 under the Previous Agreement or the Agreement, the applicable charges shall be calculated as (i) the charges resulting from multiplying each of the rate tier levels set forth in the Previous Agreement (e.g., { * } transactions, { * } transactions, { * } transactions, etc.) by { * }, and applying the actual aggregate number of transactions (not including MT minutes) processed before the Effective Date during 1999 to such modified rate tier levels, plus (ii) the charges resulting from multiplying each of the Transaction Pricing rate tier levels set forth in Transaction Pricing - Tables 1 through 7 of this Attachment C-3 (e.g., { * } transactions, { * } transactions,
         { * } transactions, etc.) by { * } and applying the actual aggregate number of transactions (not including MT minutes).

For the purposes of Subsection (b) of this Table, the aggregate number of transactions (not including MT minutes) processed before the Effective Date during 1999 shall include those transactions processed during such time for SPS.

-------------------------------------------------------------------------------------------------------------------------
BTC                      per trans.              { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
BTC3                     per trans.              { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
BTC4                     per trans.              { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
BTC5A                    per trans.              { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
BTC11                    per trans.              { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
MT1                       per min.               { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
MT2                       per min.               { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
MT3                       per min.               { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                              Transaction Pricing - Table 5
-------------------------------------------------------------------------------------------------------------------------
         ISE            Resource Unit                     Charge per Resource Unit (by calendar year)
                                          -------------------------------------------------------------------------------
                                            Jan - Jun   July - Dec        2002         2003         2004          2005
                                               2001        2001
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Attachment C-3 to Schedule C                               MSDW/IBM Confidential
of Services Agreement                C3-21                  Final Execution Copy

--------------------------------------------------------------------------------
                                  2001     2001
--------------------------------------------------------------------------------
If the aggregate number of transactions (not including MT minutes) processed during a calendar year under the Agreement or Previous Agreement is equal to or greater than { * } but less than { * }, then the following charges set forth in this Table 5 shall apply to all such transactions; provided, however, that:

     (a) in no event shall the aggregate charges for such transactions exceed an amount equal to the sum of (i) the aggregate charges that would result if the charges for such transactions were calculated using the applicable pricing set forth in "Transaction Pricing - Table 6" below (including application of Subsection (b) of the proviso), and (ii) an amount equal to the product of (A) the applicable BTC11 charge in "Transaction Pricing - Table 6" below, and (B) the difference between {
         * } and the aggregate number of transactions processed during such calendar year; and

     (b) for the aggregate number of transactions (not including MT minutes) processed during 1999 under the Previous Agreement or the Agreement, the applicable charges shall be calculated as (i) the charges resulting from multiplying each of the rate tier levels set forth in the Previous Agreement (e.g., { * } transactions, { * } transactions, { * } transactions, etc.) by { * }, and applying the actual aggregate number of transactions (not including MT minutes) processed before the Effective Date during 1999 to such modified rate tier levels, plus (ii) the charges resulting from multiplying each of the Transaction Pricing rate tier levels set forth in Transaction Pricing - Tables 1 through 7 of this Attachment C-3 (e.g., { * } transactions, { * } transactions, {
         * } transactions, etc.) by { * } and applying the actual aggregate number of transactions (not including MT minutes).

For the purposes of Subsection (b) of this Table, the aggregate number of transactions (not including MT minutes) processed before the Effective Date during 1999 shall include those transactions processed during such time for SPS.

-------------------------------------------------------------------------------------------------------------------------
BTC                      per trans.              { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
BTC3                     per trans.              { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
BTC4                     per trans.              { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
BTC5A                    per trans.              { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
BTC11                    per trans.              { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
MT1                       per min.               { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
MT2                       per min.               { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
MT3                       per min.               { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                               Transaction Pricing - Table 6
-------------------------------------------------------------------------------------------------------------------------
         ISE            Resource Unit                     Charge per Resource Unit (by calendar year)
                                        ---------------------------------------------------------------------------------
                                        Jan - Jun       July - Dec      2002         2003         2004         2005
                                          2001             2001
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Attachment C-3 to Schedule C                               MSDW/IBM Confidential
of Services Agreement               C3 - 22                 Final Execution Copy

If the aggregate number of transactions (not including MT minutes) processed during a calendar year under the Agreement or Previous Agreement is equal to or greater than { * } but less than { * }, then the following charges set forth in this Table 6 shall apply to all such transactions; provided, however, that:

     (a) in no event shall the aggregate charges for such transactions exceed an amount equal to the sum of (i) the aggregate charges that would result if the charges for such transactions were calculated using the applicable pricing set forth in "Transaction Pricing - Table 7" below (including application of Subsection (b) of the proviso), and (ii) an amount equal to the product of (A) the applicable BTC11 charge in "Transaction Pricing - Table 7" below, and (B) the difference between {
         * } and the aggregate number of transactions processed during such calendar year; and

     (b) for the aggregate number of transactions (not including MT minutes) processed during 1999 under the Previous Agreement or the Agreement, the applicable charges shall be calculated as (i) the charges resulting from multiplying each of the rate tier levels set forth in the Previous Agreement (e.g., { * } transactions, { * } transactions, { * } transactions, etc.) by { * }, and applying the actual aggregate number of transactions (not including MT minutes) processed before the Effective Date during 1999 to such modified rate tier levels, plus (ii) the charges resulting from multiplying each of the Transaction Pricing rate tier levels set forth in Transaction Pricing - Tables 1 through 7 of this Attachment C-3 (e.g., { * } transactions, { * } transactions, {
         * } transactions, etc.) by { * } and applying the actual aggregate number of transactions (not including MT minutes).

For the purposes of Subsection (b) of this Table, the aggregate number of transactions (not including MT minutes) processed before the Effective Date during 1999 shall include those transactions processed during such time for SPS.

-----------------------------------------------------------------------------------------------------
BTC         per trans.       { * }        { * }        { * }        { * }        { * }         { * }
-----------------------------------------------------------------------------------------------------
BTC3        per trans.       { * }        { * }        { * }        { * }        { * }         { * }
-----------------------------------------------------------------------------------------------------
BTC4        per trans.       { * }        { * }        { * }        { * }        { * }         { * }
-----------------------------------------------------------------------------------------------------
BTC5A       per trans.       { * }        { * }        { * }        { * }        { * }         { * }
-----------------------------------------------------------------------------------------------------
BTC11       per trans.       { * }        { * }        { * }        { * }        { * }         { * }
-----------------------------------------------------------------------------------------------------
MT1          per min.        { * }        { * }        { * }        { * }        { * }         { * }
-----------------------------------------------------------------------------------------------------
MT2          per min.        { * }        { * }        { * }        { * }        { * }         { * }
-----------------------------------------------------------------------------------------------------
MT3          per min.        { * }        { * }        { * }        { * }        { * }         { * }
-----------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------
                                     Transaction Pricing - Table 7
-----------------------------------------------------------------------------------------------------
    ISE          Resource Unit                Charge per Resource Unit (by calendar year)
                                     ----------------------------------------------------------------
                                      Jan - Jun   July - Dec    2002      2003       2004      2005
                                        2001         2001



--------------------------------------------------------------------------------
Attachment C-3 to Schedule C                               MSDW/IBM Confidential
of Services Agreement               C3-23                   Final Execution Copy

--------------------------------------------------------------------------------
If the aggregate number of transactions (not including MT minutes) processed during a calendar year under the Agreement or Previous Agreement is equal to or greater than { * }, then the following charges shall apply to all such transactions; provided, however, that for the aggregate number of transactions (not including MT minutes) processed during 1999 under the Previous Agreement or the Agreement, the applicable charges shall be calculated as (a) the charges resulting from multiplying each of the rate tier levels set forth in the Previous Agreement (e.g., { * } transactions, { * } transactions, { * } transactions, etc.) by { * }, and applying the actual aggregate number of transactions (not including MT minutes) processed before the Effective Date during 1999 to such modified rate tier levels, plus (ii) the charges resulting from multiplying each of the Transaction Pricing rate tier levels set forth in Transaction Pricing - Tables 1 through 7 of this Attachment C-3 (e.g., { * } transactions, { * } transactions, { * } transactions, etc.) by { * } and applying the actual aggregate number of transactions (not including MT minutes) processed on or after the Effective Date during 1999 to such modified rate tier levels. For the purposes of this Table, the aggregate number of transactions (not including MT minutes) processed before the Effective Date during 1999 shall include those transactions processed during such time for SPS.

-------------------------------------------------------------------------------------------------------------------
BTC              per transaction           { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------
BTC3             per transaction           { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------
BTC4             per transaction           { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------
BTC5A            per transaction           { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------
BTC11            per transaction           { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------
MT1                per minute              { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------
MT2                per minute              { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------
MT3                per minute              { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------












--------------------------------------------------------------------------------
Attachment C-3 to Schedule C                               MSDW/IBM Confidential
of Services Agreement                 C3-24                 Final Execution Copy

-------------------------------------------------------------------------------------------------------------------------
                                                  Miscellaneous Services
-------------------------------------------------------------------------------------------------------------------------
         ISE            Resource Unit                       Charge per Resource Unit (by calendar year)
                                             ----------------------------------------------------------------------------
                                              Jan - Jun    July - Dec      2,002        2,003        2,004         2,005
                                                 2001         2001
-------------------------------------------------------------------------------------------------------------------------
SIM Inside Move        one-time charge           { * }        { * }        { * }        { * }        { * }         { * }
Install (per drop)
-------------------------------------------------------------------------------------------------------------------------
SMG MIG/ICN Hardware   one-time charge           { * }        { * }        { * }        { * }        { * }         { * }
platform install
-------------------------------------------------------------------------------------------------------------------------
SPG Lan Card for       one-time charge           { * }        { * }        { * }        { * }        { * }         { * }
3174 or PC Install
-------------------------------------------------------------------------------------------------------------------------
STR token ring         one-time charge           { * }        { * }        { * }        { * }        { * }         { * }
attachment install
-------------------------------------------------------------------------------------------------------------------------
USRBINST US            one-time charge           { * }        { * }        { * }        { * }        { * }         { * }
Robitics Modem
install
-------------------------------------------------------------------------------------------------------------------------
FOC Field Office           monthly               { * }        { * }        { * }        { * }        { * }         { * }
Controllers*
-------------------------------------------------------------------------------------------------------------------------
GDDM IBM GDDM              monthly               { * }        { * }        { * }        { * }        { * }         { * }
Software License
-------------------------------------------------------------------------------------------------------------------------
HPA Remote Print           monthly               { * }        { * }        { * }        { * }        { * }         { * }
Config. A*
-------------------------------------------------------------------------------------------------------------------------
PP1 token ring LAN         monthly               { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
PP2 PC LAN                 monthly               { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
PP3 Token Ring LAN         monthly               { * }        { * }        { * }        { * }        { * }         { * }
PC3270 V3
-------------------------------------------------------------------------------------------------------------------------
PP7 SDLC PC3270 V3         monthly               { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Attachment C-3 to Schedule C                               MSDW/IBM Confidential
of Services Agreement                C3-25                  Final Execution Copy

-------------------------------------------------------------------------------------------------------------------------
                                                  Miscellaneous Services
-------------------------------------------------------------------------------------------------------------------------
         ISE            Resource Unit                     Charge per Resource Unit (by calendar year)
                                              ---------------------------------------------------------------------------
                                               Jan - Jun    July - Dec     2002         2003         2004         2005
                                                 2001         2001
-------------------------------------------------------------------------------------------------------------------------
PP8 PC3270 V1              monthly               { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
PP9 3270 COAX              monthly               { * }        { * }        { * }        { * }        { * }         { * }
PC3270 V1
-------------------------------------------------------------------------------------------------------------------------
PPB PC3270 V1              monthly               { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
PPC 3270 WSP               monthly               { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
PPD PSPC                   monthly               { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
PPE NSA Only               monthly               { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
PPF NSA and SDLC           monthly               { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
PPH LAN/PC hdwr tr         monthly               { * }        { * }        { * }        { * }        { * }         { * }
adapter fam/2
-------------------------------------------------------------------------------------------------------------------------
PPI LAN/PC hdwr            monthly               { * }        { * }        { * }        { * }        { * }         { * }
tr adapter 16/4MB
-------------------------------------------------------------------------------------------------------------------------
PPK LAN/PC hdwr            monthly               { * }        { * }        { * }        { * }        { * }         { * }
tr adapter 16/4MB
fam/1
-------------------------------------------------------------------------------------------------------------------------
PPM LAN/PC hdwr            monthly               { * }        { * }        { * }        { * }        { * }         { * }
MLTPRTCOL fam/2
-------------------------------------------------------------------------------------------------------------------------
PPN LAN/PC hdwr            monthly               { * }        { * }        { * }        { * }        { * }         { * }
3270 COAX fam/2
-------------------------------------------------------------------------------------------------------------------------
PPO LAN/PC hdwr            monthly               { * }        { * }        { * }        { * }        { * }         { * }
3270 COAX fam/1
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Attachment C-3 to Schedule C                               MSDW/IBM Confidential
of Services Agreement                C3-26                  Final Execution Copy

-------------------------------------------------------------------------------------------------------------------------
                                                  Miscellaneous Services
-------------------------------------------------------------------------------------------------------------------------
       ISE              Resource Unit                       Charge per Resource Unit (by calendar year)
                                              ---------------------------------------------------------------------------
                                               Jan - Jun    July - Dec     2002         2003         2004          2005
                                                 2001         2001
-------------------------------------------------------------------------------------------------------------------------
PPP LAN/PC sftw LAN        monthly               { * }        { * }        { * }        { * }        { * }         { * }
support PRGM 1.1
-------------------------------------------------------------------------------------------------------------------------
PPQ LAN/PC sftw PC         monthly               { * }        { * }        { * }        { * }        { * }         { * }
LAN PRGM 1.3
-------------------------------------------------------------------------------------------------------------------------
PPR LAN/PC sftw            monthly               { * }        { * }        { * }        { * }        { * }         { * }
3270 Emulation V3
-------------------------------------------------------------------------------------------------------------------------
PPT LAN/PC sftw            monthly               { * }        { * }        { * }        { * }        { * }         { * }
OS/2 EE 1.1
-------------------------------------------------------------------------------------------------------------------------
SFTWR Software             monthly               { * }        { * }        { * }        { * }        { * }         { * }
(per license)
-------------------------------------------------------------------------------------------------------------------------
TRB Token Ring             monthly               { * }        { * }        { * }        { * }        { * }         { * }
Bridge Config A*
-------------------------------------------------------------------------------------------------------------------------
TRBC Token Ring            monthly               { * }        { * }        { * }        { * }        { * }         { * }
Bridge Config B*
-------------------------------------------------------------------------------------------------------------------------
USRMOD US Robotics         monthly               { * }        { * }        { * }        { * }        { * }         { * }
Modem*
-------------------------------------------------------------------------------------------------------------------------
VTAMSM Small VTAM          monthly               { * }        { * }        { * }        { * }        { * }         { * }
access method*
-------------------------------------------------------------------------------------------------------------------------
WCAUF FIBER CAU            monthly               { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
HPB Remote Print           monthly               { * }        { * }        { * }        { * }        { * }         { * }
System Config B*
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Attachment C-3 to Schedule C                               MSDW/IBM Confidential
of Services Agreement               C3 - 27                 Final Execution Copy

-------------------------------------------------------------------------------------------------------------------------
                                                  Miscellaneous Services
-------------------------------------------------------------------------------------------------------------------------
      ISE               Resource Unit                        Charge per Resource Unit (by calendar year)
                                              ---------------------------------------------------------------------------
                                               Jan - Jun   July - Dec      2002         2003         2004         2005
                                                 2001         2001
-------------------------------------------------------------------------------------------------------------------------
HVPORT 3174 Port           monthly               { * }        { * }        { * }        { * }        { * }         { * }
charge*
-------------------------------------------------------------------------------------------------------------------------
INF Informer 213           monthly               { * }        { * }        { * }        { * }        { * }         { * }
terminals
-------------------------------------------------------------------------------------------------------------------------
LCG Lan controllers        monthly               { * }        { * }        { * }        { * }        { * }         { * }
gateway config A*
-------------------------------------------------------------------------------------------------------------------------
LCGC Lan                   monthly               { * }        { * }        { * }        { * }        { * }         { * }
controllers gateway
config B*
-------------------------------------------------------------------------------------------------------------------------
LMPC LAN Manager PC        monthly               { * }        { * }        { * }        { * }        { * }         { * }
Hardware
-------------------------------------------------------------------------------------------------------------------------
LTWABWS LAN to LAN         monthly               { * }        { * }        { * }        { * }        { * }         { * }
wide area bridge*
-------------------------------------------------------------------------------------------------------------------------
MB Dial up drop            monthly               { * }        { * }        { * }        { * }        { * }         { * }
with MB line*
-------------------------------------------------------------------------------------------------------------------------
MOD OFFNET MODEM           monthly               { * }        { * }        { * }        { * }        { * }         { * }
config A*
-------------------------------------------------------------------------------------------------------------------------
MOD1 Offnet Modem          monthly               { * }        { * }        { * }        { * }        { * }         { * }
config B*
-------------------------------------------------------------------------------------------------------------------------
PR2 Dot Matrix             monthly               { * }        { * }        { * }        { * }        { * }         { * }
4224/201 Printer*
-------------------------------------------------------------------------------------------------------------------------
PR3 Dot matrix             monthly               { * }        { * }        { * }        { * }        { * }         { * }
4224/202 Printer*
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Attachment C-3 to Schedule C                               MSDW/IBM Confidential
of Services Agreement               C3 - 28                 Final Execution Copy

-------------------------------------------------------------------------------------------------------------------------
                                                  Miscellaneous Services
-------------------------------------------------------------------------------------------------------------------------
         ISE            Resource Unit                     Charge per Resource Unit (by calendar year)
                                             ----------------------------------------------------------------------------
                                               Jan - Jun   July - Dec      2002         2003         2004         2005
                                                 2001         2001
-------------------------------------------------------------------------------------------------------------------------
PR4 Dot Matrix             monthly               { * }        { * }        { * }        { * }        { * }         { * }
3268/002 Printer*
-------------------------------------------------------------------------------------------------------------------------
PR5 Laser 3812/002         monthly               { * }        { * }        { * }        { * }        { * }         { * }
Printer*
-------------------------------------------------------------------------------------------------------------------------
PR6 3816/01s Page          monthly               { * }        { * }        { * }        { * }        { * }         { * }
Printer*
-------------------------------------------------------------------------------------------------------------------------
TBA Toshiba                monthly               { * }        { * }        { * }        { * }        { * }         { * }
Portable PC
-------------------------------------------------------------------------------------------------------------------------
WCAUC Copper CAU           monthly               { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
WLAM LAM - LOBE            monthly               { * }        { * }        { * }        { * }        { * }         { * }
Access Module
-------------------------------------------------------------------------------------------------------------------------
WS1 Workstation 1*         monthly               { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
WS2 Workstation 2*         monthly               { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
WS3 Workstation 3*         monthly               { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
WS4 Workstation 4*         monthly               { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
WS5 Workstation 5*         monthly               { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------
WS6 Workstation 6*         monthly               { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Attachment C-3 to Schedule C                               MSDW/IBM Confidential
of Services Agreement               C3 - 29                 Final Execution Copy

-------------------------------------------------------------------------------------------------------------------------
                                                  Miscellaneous Services
-------------------------------------------------------------------------------------------------------------------------
       ISE              Resource Unit                     Charge per Resource Unit (by calendar year)
                                              ---------------------------------------------------------------------------
                                               Jan - Jun   July - Dec      2002         2003         2004         2005
                                                 2001         2001
-------------------------------------------------------------------------------------------------------------------------
WSS Workstation on         monthly               { * }        { * }        { * }        { * }        { * }         { * }
9371*
-------------------------------------------------------------------------------------------------------------------------
WSSNBU SNBU for            monthly               { * }        { * }        { * }        { * }        { * }         { * }
workstations*
-------------------------------------------------------------------------------------------------------------------------
BTC7 (LIG Warning       per transaction          { * }        { * }        { * }        { * }        { * }         { * }
Bulletins)
-------------------------------------------------------------------------------------------------------------------------
TELEV Teleview           per Kbytes              { * }        { * }        { * }        { * }        { * }         { * }
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Attachment C-3 to Schedule C                               MSDW/IBM Confidential
of Services Agreement               C3 - 30                 Final Execution Copy

                                 ATTACHMENT C-4

                          Personnel Resource Categories

1. PERSONNEL RESOURCE CATEGORIES FOR RESOURCES FROM IBM INTEGRATION SERVICES, IBM PRODUCT SUPPORT SERVICES AND IBM GLOBAL LEARNING SERVICES

     -----------------------------------------------------------------------------------------------------------
         Tier                                    Personnel Categories
     -----------------------------------------------------------------------------------------------------------
           1        Senior Leadership - Executive Band
                    (e.g., Industry Consultant, Senior Executive, Managing Principal)
     -----------------------------------------------------------------------------------------------------------
           2        Project Management
                    (e.g., Executive Consultant, Senior I/T Architect, Project Executive, Principal)
     -----------------------------------------------------------------------------------------------------------
           3        Senior Personnel
                    (e.g., Senior Consultant, Senior I/T Architect
                    Project Manager, Senior Technical Specialist, Senior I/T Specialist)
     -----------------------------------------------------------------------------------------------------------
           4        Team Personnel
                    (e.g., Senior Advisory Consultant, Senior Advisory I/T Architect, Project Leader, Senior
                    Advisory Technical Specialist, Senior Advisory I/T Specialist
     -----------------------------------------------------------------------------------------------------------
           5        Team Personnel
                    (e.g., Advisory Technical Specialist, Advisory I/T Specialist)
     -----------------------------------------------------------------------------------------------------------
           6        Team Personnel
                    (e.g., Technical Specialist, Testing Specialist
                    Business Analyst, Programmer Analyst, Operations Support)
     -----------------------------------------------------------------------------------------------------------
           7        Project Support
     -----------------------------------------------------------------------------------------------------------


2.   PERSONNEL RESOURCE CATEGORIES FOR RESOURCES FROM IBM CONSULTING AND
     SERVICES

     -----------------------------------------------------------------------------------------------------------
         Tier                                     Personnel Resource
     -----------------------------------------------------------------------------------------------------------
           A        Consulting Executive
     -----------------------------------------------------------------------------------------------------------
           B        Consulting Principal
     -----------------------------------------------------------------------------------------------------------
           C        Managing Consultant
     -----------------------------------------------------------------------------------------------------------
           D        Consultant
     -----------------------------------------------------------------------------------------------------------
           E        Associate Consultant
     -----------------------------------------------------------------------------------------------------------
           F        Research Associate
     -----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Attachment C-4 to Schedule C                               MSDW/IBW Confidential
of Services Agreement                C4 - 1                 Final Execution Copy

                                 ATTACHMENT C-5

                     Example of Calculation of ARCs and RRCs

The following sets forth an example of the calculation of ARCs and RRCs pursuant to Section 4.3 of this Schedule C.

1.   ASSUMPTIONS

     The following information has been assumed for the purposes of this example:

          (a) ARCs and RRCs are being calculated for the CPU Prime Class B ISE for April, May and June of calendar year 2000.

          (b) the IPSS Annual Baseline Volume for the CPU Prime Class B ISE in calendar year 2000 is { * } CPU Seconds (from Attachment C-1 of this Schedule C).

          (c) the applicable IPSS Monthly Baseline Volume for each of April, May and June of 2000 for the CPU Prime Class B ISE equals one twelfth (1/12) of the Annual Baseline Volume, or { * } CPU Seconds for each of such months.

          (d) The actual volumes of chargeable resource usage for the CPU Prime Class B ISE for calendar months April, May and June 2000 are as follows:

               (i)   { * } CPU Seconds for April, 2000;

               (ii)  { * } CPU Seconds for May, 2000; and

               (iii) { * } CPU Seconds for June, 2000.

2.   CALCULATIONS

     Based upon the assumptions set forth in Article 1 of this Attachment C-5, and pursuant to the terms of Section 4.3 of Schedule C, ARCs would be calculated for the CPU Prime Class B ISE for each of April and June of 2000, and a RRC would be calculated for the CPU Prime Class B ISE for May of 2000.

     2.1  Calculation of ARC for April, 2000.
          ----------------------------------

          Pursuant to Section 4.3(a) of Schedule C, the applicable ARC formula is as follows:

               ARC = { * }

          Given the assumptions set forth in Article 1 of this Attachment C-5 and the definitions of the formula values set forth in Section 4.3(a) of Schedule C, the formula values would be derived as follows:

--------------------------------------------------------------------------------
Attachment C-5 to Schedule C                               MSDW/IBM Confidential
of Services Agreement                                       Final Execution Copy

                                      C5-1

          (a)  A = { * }

          (b)  B = { * }

          (c)  C = { * }

          (d)  D = { * }

          (e) V = { * } (i.e., the number of CPU Prime Class B CPU Seconds in the IPSS Monthly Baseline Volume given the assumption set forth in Section 1(c) of this Attachment C-5);

          (f) Z = { * } (i.e., the ARC Deadband as defined in Section 4.3(a) of Schedule C);

          (g) R\\1\\ = .{ * } (i.e., the applicable value from Attachment C-2 of this Schedule C);

          (h) R/\\2\\ = { * } (i.e., the applicable value from Attachment C-2 of this Schedule C);

          (i) R\\3\\ = { * } (i.e., the applicable value from Attachment C-2 of this Schedule C); and

          (j) R\\4\\ = .{ * } (i.e., the applicable value from Attachment C-2 of this Schedule C).

          Using the formula, the applicable ARC would be calculated as:

               ARC = { * }

               ARC = { * }

               ARC = { * }

               ARC = { * }

               ARC = { * }

     2.2  Calculation of RRC for May, 2000.
          ---------------------------------

          Pursuant to Section 4.3(b) of Schedule C, the applicable RRC formula is as follows:

               RRC = { * };

          Given the assumptions set forth in Article 1 of this Attachment C-5 and the definitions of the formula values set forth in Section 4.3(b) of Schedule C, the applicable RRC Deadband would be equal to { * }, and the formula values would be derived as follows:

          (a)  A = { * }

          (b)  B = { * }

          (c)  C = { * }

--------------------------------------------------------------------------------
Attachment C-5 to Schedule C                               MSDW/IBM Confidential
of Services Agreement                 C5-2                 Final Execution Copy

          (d) R\\1\\ = { * } (i.e., the applicable value from Attachment C-2 of this Schedule C); and

          (e) R\\2\\ = { * } (i.e., the applicable value from Attachment C-2 of this Schedule C);

          Using the formula, the applicable RRC would be calculated as:

               RRC  = { * }

               RRC  = { * }

               RRC  = { * }

     2.3  Calculation of ARC for June, 2000.
          ----------------------------------

          Pursuant to Section 4.3(a) of Schedule C, the applicable ARC formula is as follows:

               ARC  = { * }

          Given the assumptions set forth in Article 1 of this Attachment C-5 and the definitions of the formula values set forth in Section 4.3(a) of Schedule C, the formula values would be derived as follows:

          (a)  A = { * }

          (b)  B = { * };

          (c)  C = { * };

          (d)  D = { * };

          (e) V = { * } (i.e., the number of CPU Prime Class B CPU Seconds in the IPSS Monthly Baseline Volume given the assumption set forth in Section 1(c) of this Attachment C-5);

          (f) Z = { * } (i.e., the ARC Deadband as defined in Section 4.3(a) of Schedule C);

          (g) R\\1\\ = { * } (i.e., the applicable value from Attachment C-2 of this Schedule C);

          (h) R\\2\\ = { * } (i.e., the applicable value from Attachment C-2 of this Schedule C);

          (i) R\\3\\ = { * } (i.e., the applicable value from Attachment C-2 of this Schedule C); and

          (j) R\\4\\ = { * } (i.e., the applicable value from Attachment C-2 of this Schedule C).

          Using the formula, the applicable ARC would be calculated as:

               ARC  = { * }

               ARC  = { * }

--------------------------------------------------------------------------------
Attachment C-5 to Schedule C                               MSDW/IBM Confidential
of Services Agreement                 C5-3                 Final Execution Copy

               ARC = { * }

               ARC = { * }

     2.4  Calculation of { * }.
          --------------------

          Pursuant to Section 4.3(c) of Schedule C, the ARCs and RRCs calculated above for April, May and June of 2000 would be { * }, resulting in a net { * } charge to MSDW for the CPU Prime Class B ISE of { * } (i.e., { * }).

--------------------------------------------------------------------------------
Attachment C-5 to Schedule C                               MSDW/IBM Confidential
of Services Agreement                 C5-4                  Final Execution Copy

                                   SCHEDULE D

                                Key IBM Positions

----------------------------------------------------------------------------------------------------------
               Key IBM Position                       Part-Time or Full-Time        Initially Approved
                                                                                        Individual
----------------------------------------------------------------------------------------------------------
 Managing Director                                  Full-time                      { * }
----------------------------------------------------------------------------------------------------------
 Project Executive/Director Financial Services      Full-time                      { * }
----------------------------------------------------------------------------------------------------------
 Project Executive/Dean Witter Reynolds             Full-time                      { * }
----------------------------------------------------------------------------------------------------------
 Client Services Principal                          Full-time                      { * }
----------------------------------------------------------------------------------------------------------
 Delivery - Data Center (IPSS) Services                                            { * }
----------------------------------------------------------------------------------------------------------
 Delivery - Data Network Services                                                  { * }
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Schedule D to Services Agreement                           MSDW/IBM CONFIDENTIAL
                                       D-1                  Final Execution Copy

                                   SCHEDULE E


                                    Software


1.       IPSS SERVICES SOFTWARE

----------------------------------------------------------------------------------------------------------------------
                                               Mainframe System Software
----------------------------------------------------------------------------------------------------------------------
                                                                                   Responsibility
                                                                        ----------------------------------
 Item          Vendor               Software Name/Description           Oper/1/   Fin/2/  Maint/3/  Dev/4/    Add'l
  No.                                                                                                         Info/5/
----------------------------------------------------------------------------------------------------------------------
1.        Computer         { * }                                         { * }    { * }    { * }    { * }
          Associates
----------------------------------------------------------------------------------------------------------------------
2.        Computer         { * }                                         { * }    { * }    { * }    { * }
          Associates
----------------------------------------------------------------------------------------------------------------------
3.        Computer         { * }                                         { * }    { * }    { * }    { * }     DWD13
          Associates
----------------------------------------------------------------------------------------------------------------------
4.        Computer         { * }                                         { * }    { * }    { * }    { * }
          Associates
----------------------------------------------------------------------------------------------------------------------
5.        Comshare, Inc.   { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
6.        Comshare, Inc.   { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
7.        Comshare, Inc.   { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
8.        Comshare, Inc.   { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
9.        Comshare, Inc.   { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
10.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
11.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
12.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
13.       Intersolve       { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
14.       M & I Data       { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
15.       Platinum         { * }                                         { * }    { * }    { * }    { * }
          Technology
----------------------------------------------------------------------------------------------------------------------
16.       Platinum         { * }                                         { * }    { * }    { * }    { * }
          Technology
----------------------------------------------------------------------------------------------------------------------
17.       SAS Institute    { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
18.       SAS Institute    { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
19.       SAS Institute    { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
20.       SAS Institute    { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
21.       SAS Institute    { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
22.       Sterling         { * }                                         { * }    { * }    { * }    { * }
          Software
----------------------------------------------------------------------------------------------------------------------
23.       Sterling         { * }                                         { * }    { * }    { * }    { * }
          Software
----------------------------------------------------------------------------------------------------------------------
24.       Vanguard         { * }                                         { * }    { * }    { * }    { * }     DWR43
          Integrity
          Professionals
----------------------------------------------------------------------------------------------------------------------
25.       Vanguard         { * }                                         { * }    { * }    { * }    { * }     DWR43
          Integrity
          Professionals
----------------------------------------------------------------------------------------------------------------------
26.       Vanguard         { * }                                         { * }    { * }    { * }    { * }     DWR43
          Integrity
          Professionals
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                       E-1                 Final Execution Draft

----------------------------------------------------------------------------------------------------------------------
                                               Mainframe System Software
----------------------------------------------------------------------------------------------------------------------
                                                                                   Responsibility
                                                                        ----------------------------------
 Item          Vendor               Software Name/Description           Oper/1/   Fin/2/  Maint/3/  Dev/4/    Add'l
  No.                                                                                                         Info/5/
----------------------------------------------------------------------------------------------------------------------
1.        BMC Software     { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
2.        Boole/           { * }                                         { * }    { * }    { * }    { * }
          Babbage
----------------------------------------------------------------------------------------------------------------------
3         Candle           { * }                                         { * }    { * }    { * }    { * }
          Corporation
----------------------------------------------------------------------------------------------------------------------
4.        Candle           { * }                                         { * }    { * }    { * }    { * }
          Corporation
----------------------------------------------------------------------------------------------------------------------
5.        Candle           { * }                                         { * }    { * }    { * }    { * }
          Corporation
----------------------------------------------------------------------------------------------------------------------
6.        Candle           { * }                                         { * }    { * }    { * }    { * }
          Corporation
----------------------------------------------------------------------------------------------------------------------
7.        Pass Go (CKS,    { * }                                         { * }    { * }    { * }    { * }
          Inc.)
----------------------------------------------------------------------------------------------------------------------
8.        Computer         { * }                                         { * }    { * }    { * }    { * }
          Associates
----------------------------------------------------------------------------------------------------------------------
9.        Computer         { * }                                         { * }    { * }    { * }    { * }
          Associates
---------------------------------------------------------------------------------------------------------------------
10.       Computer         { * }                                         { * }    { * }    { * }    { * }
          Associates
----------------------------------------------------------------------------------------------------------------------
11.       Computer         { * }                                         { * }    { * }    { * }    { * }
          Associates
----------------------------------------------------------------------------------------------------------------------
12.       Computer         { * }                                         { * }    { * }    { * }    { * }
          Associates
----------------------------------------------------------------------------------------------------------------------
13.       Computer         { * }                                         { * }    { * }    { * }    { * }
          Associates
----------------------------------------------------------------------------------------------------------------------
14.       Computer         { * }                                         { * }    { * }    { * }    { * }
          Associates
----------------------------------------------------------------------------------------------------------------------
15.       Computer         { * }                                         { * }    { * }    { * }    { * }
          Associates
----------------------------------------------------------------------------------------------------------------------
16.       Computer         { * }                                         { * }    { * }    { * }    { * }
          Associates
----------------------------------------------------------------------------------------------------------------------
17.       Computer         { * }                                         { * }    { * }    { * }    { * }
          Associates
----------------------------------------------------------------------------------------------------------------------
18.       Computer         { * }                                         { * }    { * }    { * }    { * }
          Associates
----------------------------------------------------------------------------------------------------------------------
19.       Computer         { * }                                         { * }    { * }    { * }    { * }
          Associates
----------------------------------------------------------------------------------------------------------------------
20.       Computer         { * }                                         { * }    { * }    { * }    { * }
          Associates
----------------------------------------------------------------------------------------------------------------------
21.       Computer         { * }                                         { * }    { * }    { * }    { * }
          Associates
----------------------------------------------------------------------------------------------------------------------
22.       Computer         { * }                                         { * }    { * }    { * }    { * }
          Associates
----------------------------------------------------------------------------------------------------------------------
23.       Compuware        { * }                                         { * }    { * }    { * }    { * }
          Corporation
----------------------------------------------------------------------------------------------------------------------
24.       Compuware        { * }                                         { * }    { * }    { * }    { * }
          Corporation
----------------------------------------------------------------------------------------------------------------------
25.       Compuware        { * }                                         { * }    { * }    { * }    { * }
          Corporation
----------------------------------------------------------------------------------------------------------------------
26.       Compuware        { * }                                         { * }    { * }    { * }    { * }
          Corporation
----------------------------------------------------------------------------------------------------------------------
27.       Compuware        { * }                                         { * }    { * }    { * }    { * }
          Corporation
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                       E-2                 Final Execution Draft

----------------------------------------------------------------------------------------------------------------------
                                               Mainframe System Software
----------------------------------------------------------------------------------------------------------------------
                                                                                   Responsibility
                                                                        ----------------------------------
 Item          Vendor               Software Name/Description           Oper/1/   Fin/2/  Maint/3/  Dev/4/    Add'l
  No.                                                                                                         Info/5/
----------------------------------------------------------------------------------------------------------------------
28.       Compuware        { * }                                         { * }    { * }    { * }    { * }
          Corporation
----------------------------------------------------------------------------------------------------------------------
29.       Diversified      { * }                                         { * }    { * }    { * }    { * }
          Software Systems
----------------------------------------------------------------------------------------------------------------------
30.       Group 1 Software { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
31.       GT Software      { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
32.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
33.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
34.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
35.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
36.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
37.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
38.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
39.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
40.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
41.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
42.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
43.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
44.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
45.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
46.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
47.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
48.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
49.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
50.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
51.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
52.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
53.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
54.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
55.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
56.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
57.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
58.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
59.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
60.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
61.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
62.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
63.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
64.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
65.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
66.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
67.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
68.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
69.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
70.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
71.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
72.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
73.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
74.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
75.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
76.       IBM              { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                       E-3                 Final Execution Draft

----------------------------------------------------------------------------------------------------------------------
                                              Mainframe System Software
----------------------------------------------------------------------------------------------------------------------
                                                                                  Responsibility
                                                                         --------------------------------
Item        Vendor               Software Name/Description               Oper/1/  Fin/2/   Maint/3/ Dev/4/    Add'l
 No.                                                                                                          Info/5/
----------------------------------------------------------------------------------------------------------------------
77.       IBM                { * }                                       { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
78.       IBM                { * }                                       { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
79.       IBM                { * }                                       { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
80.       IBM                { * }                                       { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
81.       IBM                { * }                                       { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
82.       IBM                { * }                                       { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
83.       IBM                { * }                                       { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
84.       IBM                { * }                                       { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
85.       IBM                { * }                                       { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
86.       IBM                { * }                                       { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
87.       IBM                { * }                                       { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
88.       IBM                { * }                                       { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
89.       IBM / IGS          { * }                                       { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
90.       IBM / IGS          { * }                                       { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
91        IBM / IGS          { * }                                       { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
92.       Innovation         { * }                                       { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
93.       Innovation Data    { * }                                       { * }    { * }    { * }    { * }
          Processing
----------------------------------------------------------------------------------------------------------------------
94.       ISOGON             { * }                                       { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
95.       ISOGON             { * }                                       { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
96.       Mackinney          { * }                                       { * }    { * }    { * }    { * }
          Systems
----------------------------------------------------------------------------------------------------------------------
97.       Mackinney          { * }                                       { * }    { * }    { * }    { * }
          Systems
----------------------------------------------------------------------------------------------------------------------
98.       Mainstar           { * }                                       { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
99.       Mainstar           { * }                                       { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
100.      Mainstar           { * }                                       { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
101.      Marble             { * }                                       { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
102.      Merrill            { * }                                       { * }    { * }    { * }    { * }
          Consultants
----------------------------------------------------------------------------------------------------------------------
103.      Microfocus         { * }                                       { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
104.      Mobius             { * }                                       { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
105.      Pitney Bowes       { * }                                       { * }    { * }    { * }    { * }
          Software
----------------------------------------------------------------------------------------------------------------------
106.      Platinum           { * }                                       { * }    { * }    { * }    { * }
          Technology
----------------------------------------------------------------------------------------------------------------------
107.      Platinum           { * }                                       { * }    { * }    { * }    { * }
          Technology
----------------------------------------------------------------------------------------------------------------------
108.      Platinum           { * }                                       { * }    { * }    { * }    { * }
          Technology
----------------------------------------------------------------------------------------------------------------------
109.      Platinum           { * }                                       { * }    { * }    { * }    { * }
          Technology
----------------------------------------------------------------------------------------------------------------------
110.      Platinum           { * }                                       { * }    { * }    { * }    { * }
          Technology
----------------------------------------------------------------------------------------------------------------------
111.      Platinum           { * }                                       { * }    { * }    { * }    { * }
          Technology
----------------------------------------------------------------------------------------------------------------------
112.      Programart Corp.   { * }                                       { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
113.      Serena             { * }                                       { * }    { * }    { * }    { * }
          International
----------------------------------------------------------------------------------------------------------------------
114.      Software           { * }                                       { * }    { * }    { * }    { * }
          Engineering of
          America
----------------------------------------------------------------------------------------------------------------------
115.      Softworks, Inc.    { * }                                       { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
116.      Sterling Software  { * }                                       { * }    { * }    { * }    { * }     DWR2

----------------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                          E-4              Final Execution Draft

----------------------------------------------------------------------------------------------------------------------
                                              Mainframe System Software
----------------------------------------------------------------------------------------------------------------------
                                                                                   Responsibility
                                                                         ---------------------------------
Item        Vendor                     Software Name/Description         Oper/1/  Fin/2/  Maint/3/  Dev/4/   Add'l
No.                                                                                                          Info/5/
----------------------------------------------------------------------------------------------------------------------
117.      Sterling Software   { * }                                      { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
118.      Sterling Software   { * }                                      { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
119.      Sterling Software   { * }                                      { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
120.      Storage Tech        { * }                                      { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
121.      Syncsort            { * }                                      { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
122.      Triangle Sysyems    { * }                                      { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
123.      Viasoft, Inc.       { * }                                      { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
124.      Viasoft, Inc.       { * }                                      { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
125.      IBM                 { * }                                      { * }    { * }    { * }    { * }    DWD23
----------------------------------------------------------------------------------------------------------------------
126.      IBM                 { * }                                      { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
127.      IBM                 { * }                                      { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
128.      IBM                 { * }                                      { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
129.      Pitney Bowes        { * }                                      { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                              Mainframe System Software
----------------------------------------------------------------------------------------------------------------------
                                                                                  Responsibility             Add'l
                                                                          --------------------------------
Item       Vendor                 System Software Modifications           Oper/1/ Fin/2/  Maint/3/  Dev/4/   Info
No.                                   and Exits Description
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                    E-5                    Final Execution Draft

----------------------------------------------------------------------------------------------------------------------
                                              Mainframe System Software
----------------------------------------------------------------------------------------------------------------------
                                                                                   Responsibility             Add'l
                                                                         ---------------------------------
Item        Vendor                 Systems Software Modifications        Oper/1/  Fin/2/  Maint/3/  Dev/4/
 No.                                  and Exits Description                                                   Info
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
---------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                          E-6              Final Execution Draft

----------------------------------------------------------------------------------------------------------------------
                                              Mainframe System Software
----------------------------------------------------------------------------------------------------------------------
                                                                                   Responsibility             Add'l
                                                                         ---------------------------------
Item        Vendor                 Systems Software Modifications        Oper/1/  Fin/2/  Maint/3/  Dev/4/
 No.                                  and Exits Description                                                   Info
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                       E-7                 Final Execution Draft

----------------------------------------------------------------------------------------------------------------------
                                              Mainframe System Software
----------------------------------------------------------------------------------------------------------------------
                                                                                   Responsibility             Add'l
                                                                         ---------------------------------
Item        Vendor                 Systems Software Modifications        Oper/1/  Fin/2/  Maint/3/  Dev/4/
 No.                                  and Exits Description                                                   Info
----------------------------------------------------------------------------------------------------------------------

          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------

_______________________________________________________________________________
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                       E-8                 Final Execution Draft

----------------------------------------------------------------------------------------------------------------------
                                              Mainframe System Software
----------------------------------------------------------------------------------------------------------------------
                                                                                  Responsibility
                                                                         --------------------------------
Item        Vendor               Systems Software Modificatioms          Oper/1/  Fin/2/   Maint/3/ Dev/4/    Add'l
 No.                                 and Exits Description                                                    Info
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                          E-9              Final Execution Draft

----------------------------------------------------------------------------------------------------------------------
                                               Mainframe System Software
----------------------------------------------------------------------------------------------------------------------
                                                                                   Responsibility               Add'l
                                                                        ----------------------------------
Item       Vendor                 System Software Modifications         Oper/1/   Fin/2/  Maint/3/ Dev/4/       Info
 No.                                  and Exits Description
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                 { * }                                  { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                      E-10                 Final Execution Draft

----------------------------------------------------------------------------------------------------------------------
                                               Mainframe System Software
----------------------------------------------------------------------------------------------------------------------
                                                                                   Responsibility               Add'l
                                                                        ----------------------------------
Item       Vendor                 System Software Modifications         Oper/1/   Fin/2/  Maint/3/ Dev/4/       Info
No.                                    and Exits Description
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/ICS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS                { * }                                   { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                       E-11                Final Execution Draft

----------------------------------------------------------------------------------------------------------------------
                                                Mainframe System Software
----------------------------------------------------------------------------------------------------------------------
                                                                                  Responsibility                Add'l
                                                                             --------------------------------
Item       Vendor              System Software Modifications            Oper/1/  Fin/2/  Maint/3/  Dev/4/       Info
No.                                 and Exits Description
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule E to Services Agreement                          MSDW/IBM Confidential
                                     E-12                 Final Execution Draft

----------------------------------------------------------------------------------------------------------------------
                                               Mainframe System Software
----------------------------------------------------------------------------------------------------------------------
                                                                                   Responsibility              Add'l
                                                                         ---------------------------------
Item        Vendor               System Software Modifications           Oper/1/  Fin/2/  Maint/3/  Dev/4/     Info
 No.                                  and Exits Description
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                          E-13             Final Execution Draft

----------------------------------------------------------------------------------------------------------------------
                                               Mainframe System Software
----------------------------------------------------------------------------------------------------------------------
                                                                                   Responsibility              Add'l
                                                                         ---------------------------------
Item        Vendor               System Software Modifications           Oper/1/  Fin/2/  Maint/3/  Dev/4/     Info
 No.                                  and Exits Description
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                          E-14             Final Execution Draft

----------------------------------------------------------------------------------------------------------------------
                                               Mainframe System Software
----------------------------------------------------------------------------------------------------------------------
                                                                                   Responsibility              Add'l
                                                                         ---------------------------------
Item        Vendor               System Software Modifications           Oper/1/  Fin/2/  Maint/3/  Dev/4/     Info
 No.                                  and Exits Description
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS               { * }                                    { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                          E-15             Final Execution Draft

----------------------------------------------------------------------------------------------------------------------
                                                Midframe System Software
----------------------------------------------------------------------------------------------------------------------
                                                                                   Responsibility             Add'l
                                                                        ----------------------------------
 Item          Vendor             System Software Modifications         Oper/1/   Fin/2/  Maint/3/  Dev/4/    Info
  No.                                 and Exits Description
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                      E-16                 Final Execution Draft

----------------------------------------------------------------------------------------------------------------------
                                               Mainframe System Software
----------------------------------------------------------------------------------------------------------------------
                                                                                   Responsibility
                                                                        ----------------------------------
 Item      Vendor           System Software Modifications               Oper/1/   Fin/2/  Maint/3/  Dev/4/     Add'l
  No.                       and Exits Description                                                              Info
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------
          IBM/IGS          { * }                                         { * }    { * }    { * }    { * }
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                              Midrange System Software
----------------------------------------------------------------------------------------------------------------------
                                                                                   Responsibility
                                                                        ----------------------------------
 Item          Vendor             Software Name/Description                                                   Add'l
  No.                                                                   Oper/1/   Fin/2/  Maint/3/  Dev/4/    Info/5/
----------------------------------------------------------------------------------------------------------------------
1.        IBM              { * }                                         { * }    { * }    { * }    { * }     DWD26
----------------------------------------------------------------------------------------------------------------------
2.        IBM              { * }                                         { * }    { * }    { * }    { * }     DWD26
----------------------------------------------------------------------------------------------------------------------
3.        IBM              { * }                                         { * }    { * }    { * }    { * }     DWD26
----------------------------------------------------------------------------------------------------------------------
4.        IBM              { * }                                         { * }    { * }    { * }    { * }     DWD26
----------------------------------------------------------------------------------------------------------------------
5.        IBM              { * }                                         { * }    { * }    { * }    { * }     DWD26
----------------------------------------------------------------------------------------------------------------------
6.        IBM              { * }                                         { * }    { * }    { * }    { * }     DWD26
----------------------------------------------------------------------------------------------------------------------
7.        IBM              { * }                                         { * }    { * }    { * }    { * }     DWD26
----------------------------------------------------------------------------------------------------------------------
8.        IBM              { * }                                         { * }    { * }    { * }    { * }     DWD26
----------------------------------------------------------------------------------------------------------------------
9.        IBM              { * }                                         { * }    { * }    { * }    { * }     DWD26
----------------------------------------------------------------------------------------------------------------------
10.       Microsoft        { * }                                         { * }    { * }    { * }    { * }     DWD26
----------------------------------------------------------------------------------------------------------------------
11.       Tivoli           { * }                                         { * }    { * }    { * }    { * }     DWD26
----------------------------------------------------------------------------------------------------------------------
12.       Tivoli           { * }                                         { * }    { * }    { * }    { * }     DWD26
----------------------------------------------------------------------------------------------------------------------
13.       IBM              { * }                                         { * }    { * }    { * }    { * }     DWD11
----------------------------------------------------------------------------------------------------------------------
14.       IBM              { * }                                         { * }    { * }    { * }    { * }     DWD11
----------------------------------------------------------------------------------------------------------------------
15.       IBM              { * }                                         { * }    { * }    { * }    { * }     DWD11
----------------------------------------------------------------------------------------------------------------------
16.       IBM              { * }                                         { * }    { * }    { * }    { * }     DWD11
----------------------------------------------------------------------------------------------------------------------
17.       IBM              { * }                                         { * }    { * }    { * }    { * }     DWD11
----------------------------------------------------------------------------------------------------------------------
18.       IBM              { * }                                         { * }    { * }    { * }    { * }     DWD11
----------------------------------------------------------------------------------------------------------------------
19.       IBM              { * }                                         { * }    { * }    { * }    { * }     DWD11
----------------------------------------------------------------------------------------------------------------------
20.       IBM              { * }                                         { * }    { * }    { * }    { * }     DWD11
----------------------------------------------------------------------------------------------------------------------
21        Sequent          { * }                                         { * }    { * }    { * }    { * }     NOV9
----------------------------------------------------------------------------------------------------------------------
22        BMC Corp.        { * }                                         { * }    { * }    { * }    { * }     DWD26
----------------------------------------------------------------------------------------------------------------------
23        Axent            { * }                                         { * }    { * }    { * }    { * }     NOV23
----------------------------------------------------------------------------------------------------------------------
24        Microfocus       { * }                                         { * }    { * }    { * }    { * }     NOV9
----------------------------------------------------------------------------------------------------------------------
25        Microsoft        { * }                                         { * }    { * }    { * }    { * }     DWR45
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                      E-17                 Final Execution Draft

----------------------------------------------------------------------------------------------------------------------
                                                Midrange System Software
----------------------------------------------------------------------------------------------------------------------
                                                                                Responsibility
                                                                   ---------------------------------------
 Item      Vendor           Software Name/Description              Oper/1/     Fin/2/   Maint/3/    Dev/4/     Add'l
  No.                                                                                                          Info/5/
----------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
26        Microsoft        { * }                                    { * }      { * }     { * }      { * }      DWR45
----------------------------------------------------------------------------------------------------------------------
27        IBM              { * }                                    { * }      { * }     { * }      { * }      NOV14
----------------------------------------------------------------------------------------------------------------------
28        Netscape         { * }                                    { * }      { * }     { * }      { * }      NOV14
----------------------------------------------------------------------------------------------------------------------
29        IBM              { * }                                    { * }      { * }     { * }      { * }      NOV1
----------------------------------------------------------------------------------------------------------------------
30        IBM              { * }                                    { * }      { * }     { * }      { * }      NOV40
----------------------------------------------------------------------------------------------------------------------
31        Netscape         { * }                                    { * }      { * }     { * }      { * }      NOV40
----------------------------------------------------------------------------------------------------------------------
32        IBM              { * }                                    { * }      { * }     { * }      { * }      NOV40
----------------------------------------------------------------------------------------------------------------------
33        Sun              { * }                                    { * }      { * }     { * }      { * }      DWD22
----------------------------------------------------------------------------------------------------------------------
34        IBM              { * }                                    { * }      { * }     { * }      { * }      DWD11
----------------------------------------------------------------------------------------------------------------------

2.       DATA NETWORK SERVICES SOFTWARE

         With respect to the Software described in this Article 2 of this Schedule E, neither the listing of (or failure to list) Software modules, nor any designation of "Oper", "Fin", "Maint" or "Dev" responsibility to a Party (as such responsibilities are further described in the footnotes at the end of this Schedule E), shall in any way imply any ownership rights of a Party or third party to the corresponding Software listed (or failed to be listed). Ownership of Software shall be determined pursuant to Article 7 of the Agreement. The Parties also acknowledge that the listings in this Article 2 may include modules not used to support the Services. Based on module descriptions to be provided by IBM pursuant to Section 7.2(e) of the Agreement, the Parties will revise and update the listings in this
         Article 2 to reflect only those modules used in conjunction with the Services.

----------------------------------------------------------------------------------------------------------------------
                                                 TIG Software Modules
----------------------------------------------------------------------------------------------------------------------
                                                                                Responsibility
                                                                   ---------------------------------------
 Item      Vendor           Software Name/Description              Oper/1/     Fin/2/   Maint/3/    Dev/4/     Add'l
  No.                                                                                                          Info/5/
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
          AT&T Global      { * }                                    { * }      { * }     { * }      { * }
          Network
          Solutions,
          L.L.C. ("AGNS")
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                      E-18                 Final Execution Draft

----------------------------------------------------------------------------------------------------------------------
                                                 TIG Software Modules
----------------------------------------------------------------------------------------------------------------------
                                                                                Responsibility
                                                                   ---------------------------------------
 Item      Vendor           Software Name/Description              Oper/1/     Fin/2/   Maint/3/    Dev/4/     Add'l
  No.                                                                                                          Info/5/
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                      E-19                 Final Execution Draft

----------------------------------------------------------------------------------------------------------------------
                                                 TIG Software Modules
----------------------------------------------------------------------------------------------------------------------
                                                                                Responsibility
                                                                   ---------------------------------------
 Item      Vendor           Software Name/Description              Oper/1/     Fin/2/   Maint/3/    Dev/4/     Add'l
  No.                                                                                                          Info/5/
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                      E-20                 Final Execution Draft

----------------------------------------------------------------------------------------------------------------------
                                                TIG Software Modules
----------------------------------------------------------------------------------------------------------------------
                                                                                Responsibility
                                                                   -----------------------------------------
   Item         Vendor            Software Name/Description          Oper/1/    Fin/2/   Maint/3/   Dev/4/     Add'l
    No.                                                                                                       Info/5/
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------
          AGNS             { * }                                    { * }      { * }     { * }      { * }
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                              MIG and FIG Software Modules
----------------------------------------------------------------------------------------------------------------------
                                                                                Responsibility
                                                                   -----------------------------------------
   Item         Vendor            Software Name/Description          Oper/1/    Fin/2/   Maint/3/   Dev/4/     Add'l
    No.                                                                                                       Info/5/
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                       E-21                Final Execution Draft

----------------------------------------------------------------------------------------------------------------------
                                             MIG and FIG Software Modules
----------------------------------------------------------------------------------------------------------------------
                                                                                Responsibility
                                                                   -----------------------------------------
   Item         Vendor            Software Name/Description          Oper/1/    Fin/2/   Maint/3/   Dev/4/     Add'l
    No.                                                                                                       Info/5/
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                       E-22                Final Execution Draft

----------------------------------------------------------------------------------------------------------------------
                                             MIG and FIG Software Modules
----------------------------------------------------------------------------------------------------------------------
                                                                                Responsibility
                                                                   -----------------------------------------
   Item         Vendor            Software Name/Description          Oper/1/    Fin/2/   Maint/3/   Dev/4/     Add'l
    No.                                                                                                       Info/5/
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidentail
                                       E-23                Final Execution Draft

----------------------------------------------------------------------------------------------------------------------
                                                MIG and FIG Software Modules
----------------------------------------------------------------------------------------------------------------------
                                                                                Responsibility
                                                                   -----------------------------------------
   Item         Vendor            Software Name/Description          Oper/1/    Fin/2/   Maint/3/   Dev/4/     Add'l
    No.                                                                                                       Info/5/
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                       E-24                Final Execution Draft

----------------------------------------------------------------------------------------------------------------------
                                              MIG and FIG Software Modules
----------------------------------------------------------------------------------------------------------------------
                                                                                Responsibility
                                                                   -----------------------------------------
   Item         Vendor            Software Name/Description          Oper/1/    Fin/2/   Maint/3/   Dev/4/     Add'l
    No.                                                                                                       Info/5/
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                       E-25                Final Execution Draft

----------------------------------------------------------------------------------------------------------------------
                                                MIG and FIG Software Modules
----------------------------------------------------------------------------------------------------------------------
                                                                                Responsibility
                                                                   -----------------------------------------
   Item         Vendor            Software Name/Description          Oper/1/    Fin/2/   Maint/3/   Dev/4/     Add'l
    No.                                                                                                       Info/5/
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                LIG Software Modules
----------------------------------------------------------------------------------------------------------------------
                                                                                Responsibility
                                                                   -----------------------------------------
   Item         Vendor            Software Name/Description          Oper/1/    Fin/2/   Maint/3/   Dev/4/     Add'l
    No.                                                                                                       Info/5/
----------------------------------------------------------------------------------------------------------------------
 RS/6000 component: The following are modules written in C language for the AIX operating system. The following list includes source code modules (.c) and header files (.h)
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                       E-26                Final Execution Draft

----------------------------------------------------------------------------------------------------------------------
                                                LIG Software Modules
----------------------------------------------------------------------------------------------------------------------
                                                                                Responsibility
                                                                   -----------------------------------------
   Item         Vendor            Software Name/Description          Oper/1/    Fin/2/   Maint/3/   Dev/4/     Add'l
    No.                                                                                                       Info/5/
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                      E-27                 Final Execution Draft

----------------------------------------------------------------------------------------------------------------------
                                                LIG Software Modules
----------------------------------------------------------------------------------------------------------------------
                                                                                Responsibility
                                                                   -----------------------------------------
   Item         Vendor            Software Name/Description          Oper/1/    Fin/2/   Maint/3/   Dev/4/     Add'l
    No.                                                                                                       Info/5/
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                      E-28                 Final Execution Draft

----------------------------------------------------------------------------------------------------------------------
                                                LIG Software Modules
----------------------------------------------------------------------------------------------------------------------
                                                                                Responsibility
                                                                   -----------------------------------------
   Item         Vendor            Software Name/Description          Oper/1/    Fin/2/   Maint/3/   Dev/4/     Add'l
    No.                                                                                                       Info/5/
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                       E-29                Final Execution Draft

----------------------------------------------------------------------------------------------------------------------
                                                LIG Software Modules
----------------------------------------------------------------------------------------------------------------------
                                                                                Responsibility
                                                                   -----------------------------------------
   Item         Vendor            Software Name/Description          Oper/1/    Fin/2/   Maint/3/   Dev/4/     Add'l
    No.                                                                                                       Info/5/
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                       E-30                Final Execution Draft

----------------------------------------------------------------------------------------------------------------------
                                                LIG Software Modules
----------------------------------------------------------------------------------------------------------------------
                                                                                Responsibility
                                                                   -----------------------------------------
   Item         Vendor            Software Name/Description          Oper/1/    Fin/2/   Maint/3/   Dev/4/     Add'l
    No.                                                                                                       Info/5/
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                       E-31                Final Execution Draft

----------------------------------------------------------------------------------------------------------------------
                                                  LIG Software Modules
----------------------------------------------------------------------------------------------------------------------
                                                                                Responsibility
                                                                   ---------------------------------------
Item        Vendor             Software Name/Description            Oper/1/    Fin/2/    Maint/3/   Dev/4/     Add'l
No.                                                                                                            Info/5/
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                      E-32                 Final Execution Draft

----------------------------------------------------------------------------------------------------------------------
                                                  LIG Software Modules
----------------------------------------------------------------------------------------------------------------------
                                                                                Responsibility
                                                                   ---------------------------------------
Item        Vendor             Software Name/Description            Oper/1/    Fin/2/    Maint/3/   Dev/4/     Add'l
No.                                                                                                            Info/5/
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                      E-33                 Final Execution Draft

----------------------------------------------------------------------------------------------------------------------
                                                  LIG Software Modules
----------------------------------------------------------------------------------------------------------------------
                                                                                Responsibility
                                                                   ---------------------------------------
Item        Vendor             Software Name/Description            Oper/1/    Fin/2/    Maint/3/   Dev/4/     Add'l
No.                                                                                                            Info/5/
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                      E-34                 Final Execution Draft

----------------------------------------------------------------------------------------------------------------------
                                                  LIG Software Modules
----------------------------------------------------------------------------------------------------------------------
                                                                                Responsibility
                                                                   ---------------------------------------
Item        Vendor             Software Name/Description            Oper/1/    Fin/2/    Maint/3/   Dev/4/     Add'l
No.                                                                                                            Info/5/
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
 ----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                      E-35                 Final Execution Draft

---------------------------------------------------------------------------------------------------------
                                        LIG Software Modules
---------------------------------------------------------------------------------------------------------
                                                                       Responsibility
                                                          -------------------------------------
Item       Vendor          Software Name/Description       Oper/1/   Fin/2/   Maint/3/  Dev/4/    Add'l
 No.                                                                                             Info/5/
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                                 { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                         E-36              Final Execution Draft

---------------------------------------------------------------------------------------------------------
                                        LIG Software Modules
---------------------------------------------------------------------------------------------------------
                                                                       Responsibility
                                                       ---------------------------------------
Item       Vendor          Software Name/Description    Oper/1/    Fin/2/   Maint/3/   Dev/4/    Add'l
 No.                                                                                            Info/5/
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------
         AGNS         { * }                              { * }     { * }     { * }     { * }
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                         E-37              Final Execution Draft

--------------------------------------------------------------------------------------------------------------
                                          LIG Software Modules
--------------------------------------------------------------------------------------------------------------
                                                                     Responsibility
                                                        -----------------------------------------
  Item     Vendor         Software Name/Description       Oper/1/   Fin/2/     Maint/3/   Dev/4/      Add'l
   No.                                                                                                Info/5/
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
------------------------------------------------------------------------------------------------------- ------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                   E-38                    Final Execution Draft

--------------------------------------------------------------------------------------------------------------
                                         LIG Software Modules
--------------------------------------------------------------------------------------------------------------
                                                                     Responsibility
                                                        -----------------------------------------
  Item     Vendor         Software Name/Description       Oper/1/   Fin/2/     Maint/3/   Dev/4/      Add'l
   No.                                                                                                Info/5/
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
------------------------------------------------------------------------------------------------------- ------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                   E-39                    Final Execution Draft

--------------------------------------------------------------------------------------------------------------
                                         LIG Software Modules
--------------------------------------------------------------------------------------------------------------
                                                                     Responsibility
                                                        -----------------------------------------
  Item     Vendor         Software Name/Description       Oper/1/   Fin/2/     Maint/3/   Dev/4/      Add'l
   No.                                                                                                Info/5/
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
------------------------------------------------------------------------------------------------------- ------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------
           AGNS         { * }                              { * }     { * }      { * }     { * }
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                   E-40                    Final Execution Draft

-----------------------------------------------------------------------------------------------------------------------
                                                   LIG Software Modules
-----------------------------------------------------------------------------------------------------------------------
                                                                               Responsibility
                                                                  ------------------------------------------
Item         Vendor                Software Name/Description        Oper/1/   Fin/2/    Maint/3/   Dev/4/      Add'l
No.                                                                                                            Info/5/
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
--------------------------- ------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }

--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                       E-41                Final Execution Draft

----------------------------------------------------------------------------------------------------------------------
                                                   LIG Software Modules
----------------------------------------------------------------------------------------------------------------------
                                                                               Responsibility
                                                                  ------------------------------------------
Item         Vendor                Software Name/Description        Oper/1/   Fin/2/    Maint/3/   Dev/4/      Add'l
No.                                                                                                            Info/5/
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                       E-42                Final Execution Draft

----------------------------------------------------------------------------------------------------------------------
                                                   LIG Software Modules
----------------------------------------------------------------------------------------------------------------------
                                                                               Responsibility
                                                                  ------------------------------------------
Item         Vendor                Software Name/Description        Oper/1/   Fin/2/    Maint/3/   Dev/4/      Add'l
No.                                                                                                            Info/5/
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                       E-43                Final Execution Draft

----------------------------------------------------------------------------------------------------------------------
                                                   LIG Software Modules
----------------------------------------------------------------------------------------------------------------------
                                                                               Responsibility
                                                                  ------------------------------------------
Item         Vendor                Software Name/Description        Oper/1/   Fin/2/    Maint/3/   Dev/4/      Add'l
No.                                                                                                            Info/5/
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                       E-44                Final Execution Draft

----------------------------------------------------------------------------------------------------------------------
                                                   LIG Software Modules
----------------------------------------------------------------------------------------------------------------------
                                                                               Responsibility
                                                                  ------------------------------------------
Item         Vendor                Software Name/Description        Oper/1/   Fin/2/    Maint/3/   Dev/4/      Add'l
No.                                                                                                            Info/5/
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                       E-45                Final Execution Draft

---------------------------------------------------------------------------------------------------------------
                                            LIG Software Modules
---------------------------------------------------------------------------------------------------------------
                                                                            Responsibility
                                                               ---------------------------------------
  Item         Vendor             Software Name/Description      Oper/1/   Fin/2/   Maint/3/  Dev/4/    Add'l
   No.                                                                                                 Info/5/
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                        E-46               Final Execution Draft

---------------------------------------------------------------------------------------------------------------
                                            LIG Software Modules
---------------------------------------------------------------------------------------------------------------
                                                                            Responsibility
                                                               ---------------------------------------
  Item         Vendor             Software Name/Description      Oper/1/   Fin/2/   Maint/3/  Dev/4/    Add'l
   No.                                                                                                Info/5/
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                     E-47                  Final Execution Draft

---------------------------------------------------------------------------------------------------------------
                                            LIG Software Modules
---------------------------------------------------------------------------------------------------------------
                                                                            Responsibility
                                                               ---------------------------------------
  Item         Vendor             Software Name/Description      Oper/1/   Fin/2/   Maint/3/  Dev/4/    Add'l
   No.                                                                                                 Info/5/
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                       E-48                Final Execution Draft

---------------------------------------------------------------------------------------------------------------
                                            LIG Software Modules
---------------------------------------------------------------------------------------------------------------
                                                                            Responsibility
                                                               ---------------------------------------
  Item         Vendor             Software Name/Description      Oper/1/   Fin/2/   Maint/3/  Dev/4/    Add'l
   No.                                                                                                 Info/5/
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                       E-49                Final Execution Draft

---------------------------------------------------------------------------------------------------------------
                                            LIG Software Modules
---------------------------------------------------------------------------------------------------------------
                                                                            Responsibility
                                                               ---------------------------------------
  Item         Vendor             Software Name/Description      Oper/1/   Fin/2/   Maint/3/  Dev/4/    Add'l
   No.                                                                                                 Info/5/
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
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          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------
          AGNS            { * }                                   { * }    { * }     { * }    { * }
---------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                        E-50               Final Execution Draft

----------------------------------------------------------------------------------------------------------------------
                                                 LIG Software Modules
----------------------------------------------------------------------------------------------------------------------
                                                                                Responsibility
                                                                    --------------------------------------
  Item       Vendor           Software Name/Description             Oper/1/    Fin/2/    Maint/3/   Dev/4/    Add'l
   No.                                                                                                        Info/5/
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                      E-51                 Final Execution Draft

----------------------------------------------------------------------------------------------------------------------
                                                 LIG Software Modules
----------------------------------------------------------------------------------------------------------------------
                                                                                Responsibility
                                                                    --------------------------------------
  Item       Vendor           Software Name/Description             Oper/1/    Fin/2/    Maint/3/   Dev/4/    Add'l
   No.                                                                                                        Info/5/
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                      E-52                 Final Execution Draft

----------------------------------------------------------------------------------------------------------------------
                                                 LIG Software Modules
----------------------------------------------------------------------------------------------------------------------
                                                                                Responsibility
                                                                    --------------------------------------
  Item       Vendor           Software Name/Description             Oper/1/    Fin/2/    Maint/3/   Dev/4/    Add'l
   No.                                                                                                        Info/5/
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                      E-53                 Final Execution Draft

----------------------------------------------------------------------------------------------------------------------
                                                 LIG Software Modules
----------------------------------------------------------------------------------------------------------------------
                                                                                Responsibility
                                                                    --------------------------------------
  Item       Vendor           Software Name/Description             Oper/1/    Fin/2/    Maint/3/   Dev/4/    Add'l
   No.                                                                                                        Info/5/
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
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           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                      E-54                 Final Execution Draft

-----------------------------------------------------------------------------------------------------------
                              LIG Software Modules
-----------------------------------------------------------------------------------------------------------
                                                                      Responsibility
                                                        -----------------------------------------
Item  Vendor    Software Name/Description                Oper/1/    Fin/2/    Maint/3/  Dev/4/    Add'l
No.                                                                                               Info/5/
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                                           Final Execution Draft
                                      E-55

-----------------------------------------------------------------------------------------------------------
                              LIG Software Modules
-----------------------------------------------------------------------------------------------------------
                                                                      Responsibility
                                                        -----------------------------------------
Item  Vendor    Software Name/Description                Oper/1/    Fin/2/    Maint/3/  Dev/4/    Add'l
No.                                                                                               Info/5/
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------
      AGNS       { * }                                    { * }     { * }      { * }     { * }
-----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                                           Final Execution Draft
                                      E-56

----------------------------------------------------------------------------------------------------------------------
                                                     LIG Software Modules
----------------------------------------------------------------------------------------------------------------------
                                                                                  Responsibility
                                                                  -------------------------------------------
Item       Vendor             Software Name/Description             Oper/1/    Fin/2/     Maint/3/   Dev/4/    Add'l
No.                                                                                                            Info/5/
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
  NAS API (3Com chassis) component: The following are modules written in C language for the VRTX embedded operating system. List includes source code modules (.c) and header files (.h)
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                                           Final Execution Draft

----------------------------------------------------------------------------------------------------------------------
                              LIG Software Modules
----------------------------------------------------------------------------------------------------------------------
                                                                                  Responsibility
                                                                  -------------------------------------------
Item       Vendor             Software Name/Description             Oper/1/    Fin/2/     Maint/3/   Dev/4/    Add'l
No.                                                                                                            Info/5/
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                             Certain Other Software
----------------------------------------------------------------------------------------------------------------------
                                                                                  Responsibility
                                                                  -------------------------------------------
Item       Vendor             Software Name/Description             Oper/1/    Fin/2/     Maint/3/   Dev/4/    Add'l
No.                                                                                                            Info/5/
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------
           AGNS             { * }                                    { * }     { * }      { * }     { * }
----------------------------------------------------------------------------------------------------------------------


Notes:

/1/ "Oper" means operational responsibility for the corresponding Software listed in this Schedule.

/2/ "Fin" means financial responsibility for license fees, maintenance charges, and any other related charges for the corresponding Software listed in this Schedule.

/3/ "Maint" means maintenance responsibility, including applying fixes, corrections, and minor enhancements (but not necessarily the financial responsibility for such) for the corresponding Software listed in this Schedule.

/4/ "Dev" means development responsibility, including the programming of any regulatory/statutory mandated changes, version upgrades, or major enhancements (but not necessarily the financial responsibility for such) for the corresponding Software listed in this Schedule.

/5/ Corresponding SSA number.

*** The Party that owns this module will have financial and development responsibility for corresponding module, as described in footnotes 2 and 4 above, respectively.


--------------------------------------------------------------------------------
Schedule E to Services Agreement                           MSDW/IBM Confidential
                                                           Final Execution Draft

                                   SCHEDULE F

                             Approved Subcontractors


             (a)    { * }

             (b)    { * }

             (c)    { * }


--------------------------------------------------------------------------------
Schedule F to Services Agreement                           MSDW/IBM Confidential
                                        F-1                 Final Execution Copy

                                   SCHEDULE G

                        Termination/Expiration Assistance


1.   INTRODUCTION ........................................................ G - 1
2.   GENERAL ............................................................. G - 1
3.   PRE-MIGRATION SERVICES .............................................. G - 1
4.   MIGRATION SERVICES .................................................. G - 2
5.   POST-MIGRATION SERVICES ............................................. G - 3






--------------------------------------------------------------------------------
Schedule G to Services Agreement                           MSDW/IBM Confidential
                                           G-i              Final Execution Copy

1.   INTRODUCTION

     In addition to the obligations set forth in Section 21.4 of the Agreement, Termination/Expiration Assistance shall include the assistance and Services described in this Schedule G.

2.   GENERAL

     IBM shall provide MSDW or its designee such assistance as is necessary to facilitate the orderly transition of the Services to MSDW or its designee. The Termination/Expiration Assistance to be provided by IBM to MSDW or its designee shall include the following:

          (a) IBM shall cooperate with MSDW or its designee and shall assist in the preparation and implementation of a plan for the migration of the Services from IBM to MSDW or to its designee following termination (in whole or in part) or expiration, as applicable, of the Agreement (such migration the "Migration").

          (b) IBM shall provide to applicable personnel of MSDW and its designee training in the performance of the Services that are to be migrated following expiration or termination of the Agreement.

          (c) IBM shall provide MSDW or its designee with such information regarding the Services as is necessary or prudent in order for MSDW or its designee to assume responsibility for, and continue the performance of, the Services in an orderly manner. Such information shall include (i) router table Software, data and congifurations, and (ii) identifying a project manager, who will distribute a listing of key support contacts (names and telephone numbers) of IBM Personnel associated with the Termination/Expiration Assistance project.

          (d) MSDW or its designee shall provide IBM necessary information regarding the Migration of, and other relevant information pertaining to, the Termination/Expiration Assistance project. Such information shall include identifying a project manager, who will serve as a focal point for MSDW and its designee with regard to the Migration and Termination/Expiration Assistance project.

3.   PRE-MIGRATION SERVICES

     IBM's pre-Migration responsibilities with respect to Termination/Expiration Assistance shall include the following:

          (a) Identifying, recording and providing to MSDW or its designee release levels for Systems Software.

          (b) Reviewing all test and production Software libraries with MSDW's or its designee's operations staff.

          (c) Assisting MSDW or its designee in the analysis of the storage space required for Software libraries.


--------------------------------------------------------------------------------
Schedule G to Services Agreement                           MSDW/IBM Confidential
                                       G-1                  Final Execution Copy

          (d) Assisting MSDW or its designee in transferring and/or establishing naming conventions, including, as requested by MSDW, providing documentation regarding the naming conventions used by IBM in providing the Services.

          (e) Unless otherwise requested by MSDW, freezing Systems Software changes other than maintenance modifications necessary to address processing problems or to implement regulatory changes.

          (f) As requested by MSDW, providing to MSDW or its designee multiple tape copies of MSDW's DASD volumes, including, as applicable, files, data sets, programs, and load modules. MSDW shall be financially responsible for the tapes on which IBM will copy such DASD volumes.

          (g) Pursuant to Section 4.5(b) of Schedule A, providing asset listings for all Equipment used by IBM and primarily used for providing the Services.

          (h) Providing and coordinating assistance to MSDW or its designee in notifying relevant vendors of the procedures to be followed during the Migration.

          (i)  Providing a listing of all { * }.

          (j) Providing to MSDW or its designee reasonable access to IBM employees performing (or who were performing) the Services (or to an IBM representative familiar with the provision of the relevant Services).

          (k) Providing to MSDW or its designee copies of documentation that is owned by or licensed to MSDW and used by IBM in performing the Services.

          (l) Reviewing and explaining the Procedures Manual to MSDW's or its designee's operations staff.

          (m) Providing for the orderly hand-off of ongoing projects or, at MSDW's option, a reasonable bridge services agreement to complete projects after termination (in whole or in part) or expiration of the Agreement, as applicable.

          (n) Providing to MSDW or its designee, at MSDW's request, applicable End User profiles from the Help Desk and applicable requested problem management records as such profiles and records exist as of the effective date of the termination or expiration.

4.   MIGRATION SERVICES

     IBM's Migration responsibilities with respect to Termination/Expiration Assistance shall include the following:

          (a) In conjunction with MSDW, conducting rehearsal(s) of the Migration prior to cutover at a mutually agreeable time.

          (b) Unloading all requested MSDW Data and other MSDW Confidential Information from the systems used to provide the Services; returning to MSDW

--------------------------------------------------------------------------------
Schedule G to Services Agreement                           MSDW/IBM Confidential
                                       G-2                  Final Execution Copy
               or providing to its designee all MSDW Data and other MSDW Confidential Information.

          (c) Transferring responsibility to MSDW or its designee for off-site tape and document storage.

          (d) Delivering tapes or other media containing MSDW-requested data files (with content listing) and printouts of control file information to MSDW or its designee.

          (e) Providing reasonable assistance to MSDW or its designee, as appropriate, in loading the data files.

          (f) Providing reasonable assistance to MSDW or its designee with the turnover of operational responsibility, including providing reasonable assistance and cooperation in the execution of parallel operation testing.

          (g) Providing all Source Code, object code and related documentation in IBM's possession that relates to MSDW Software and, subject to MSDW's and IBM's rights and obligations with respect to Software as defined in the Agreement, providing any other Software that is licensed to MSDW under the Agreement or that MSDW is otherwise authorized to use.

5.   POST-MIGRATION SERVICES

     After the Migration, IBM shall provide additional assistance { * }.



--------------------------------------------------------------------------------
Schedule G to Services Agreement                           MSDW/IBM Confidential
                                       G-3                  Final Execution Copy

                                   SCHEDULE H

                        SSAs and Certain Other Documents

---------------------------------------------------------------------------------------------------------------------------
         SSA#                                  Description                            Additonal               SSA
                                                                                     Information            Status
                                                                                   (See Footnotes
                                                                                       Below)
---------------------------------------------------------------------------------------------------------------------------
         DWD2            MSDW Payroll Check Bundling                                                       Executed
---------------------------------------------------------------------------------------------------------------------------
         DWD2            MSDW Payroll Check Bundling                                 Footnote 4            Executed
      Amendment 1
---------------------------------------------------------------------------------------------------------------------------
         DWD3            Inter-Metropolitan/Slow Speed SNA Services                                        Executed
---------------------------------------------------------------------------------------------------------------------------
         DWD4            { * } Workstation Adds, Moves and Changes                                         Executed
---------------------------------------------------------------------------------------------------------------------------
         DWD5            IBM Mail Exchange                                                                 Executed
---------------------------------------------------------------------------------------------------------------------------
         DWD5            IBM Mail Exchange                                           Footnote 4            Executed
      Amendment 1
---------------------------------------------------------------------------------------------------------------------------
         DWD6            MSDW Postage Payments                                                             Executed
---------------------------------------------------------------------------------------------------------------------------
         DWD6            MSDW Postage Payments                                       Footnote 4            Executed
      Amendment 1
---------------------------------------------------------------------------------------------------------------------------
         DWD9            Dial-IP Services                                            Footnote 2            Executed
---------------------------------------------------------------------------------------------------------------------------
         DWD10           MICR / Insertion / Presort Processing                                             Executed
---------------------------------------------------------------------------------------------------------------------------
         DWD10           MICR / Insertion / Presort Processing                       Footnote 4            Executed
      Amendment 1
---------------------------------------------------------------------------------------------------------------------------
         DWD11           9371 Remote Print Configuration                                                   Executed
---------------------------------------------------------------------------------------------------------------------------
         DWD13           { * } Software Support                                                            Executed
---------------------------------------------------------------------------------------------------------------------------
         DWD13           { * } Software Support                                      Footnote 4            Executed
      Amendment 1
---------------------------------------------------------------------------------------------------------------------------
         DWD15           Workstation Billing for IBM Equipment                                             Executed
---------------------------------------------------------------------------------------------------------------------------
         DWD16           Commercial Network Services (NS) Traffic                                          Executed
---------------------------------------------------------------------------------------------------------------------------
         DWD19           STEDI Pricing                                                                     Executed
---------------------------------------------------------------------------------------------------------------------------
         DWD19           STEDI Pricing                                               Footnote 4            Executed
      Amendment 1
---------------------------------------------------------------------------------------------------------------------------
         DWD20           { * } Product Support                                                             Executed
---------------------------------------------------------------------------------------------------------------------------
         DWD23           { * } Product Support                                                             Executed
---------------------------------------------------------------------------------------------------------------------------
         DWD27           { * } Services                                                                    Executed
---------------------------------------------------------------------------------------------------------------------------
         DWD29           Corporate Web Site (NT Model 704 Platform)                                        Executed
---------------------------------------------------------------------------------------------------------------------------
         DWD31           Video Conferencing Service                                                        Executed
---------------------------------------------------------------------------------------------------------------------------
         DWD32           { * } Firewall Service                                                            Executed
---------------------------------------------------------------------------------------------------------------------------
         DWD33           { * } Corporate Dial Service                                Footnotes 2           Executed
---------------------------------------------------------------------------------------------------------------------------
         DWR1            { * }                                                                             Executed
---------------------------------------------------------------------------------------------------------------------------
         DWR 1           { * }                                                       Footnote 4            Executed
      Amendment 1
---------------------------------------------------------------------------------------------------------------------------
         DWR2            Connect Direct                                                                    Executed
---------------------------------------------------------------------------------------------------------------------------
         DWR2            Connect Direct                                              Footnote 4            Executed
      Amendment 2
---------------------------------------------------------------------------------------------------------------------------
         DWR3            ICS Statement Insertion Processing                                                Executed
---------------------------------------------------------------------------------------------------------------------------

Schedule H to Services Agreement       H-1                 MSDW/IBM Confidential
                                                        Final Updated 08/29/2000

---------------------------------------------------------------------------------------------------------------------------
         SSA#                                  Description                            Additonal               SSA
                                                                                     Information            Status
                                                                                   (See Footnotes
                                                                                       Below)
---------------------------------------------------------------------------------------------------------------------------
         DWR3            ICS Statement Insertion Processing                           Footnote 4           Executed
      Amendment 1
---------------------------------------------------------------------------------------------------------------------------
         DWR3            ICS Statement Insertion Processing                           Footnote 4           Executed
      Amendment 1
---------------------------------------------------------------------------------------------------------------------------
         DWR5            NASDAQ Feed                                                                       Executed
---------------------------------------------------------------------------------------------------------------------------
         DWR5            NASDAQ Feed                                                  Footnote 4           Executed
      Amendment 1
---------------------------------------------------------------------------------------------------------------------------
         DWR7            TCAM Dedicated DASD                                                               Executed
---------------------------------------------------------------------------------------------------------------------------
         DWR7            TCAM Dedicated DASD                                          Footnote 1
      Amendment 1
---------------------------------------------------------------------------------------------------------------------------
         DWR9            Non Class 1 DASD in Columbus                                                      Executed
---------------------------------------------------------------------------------------------------------------------------
         DWR10           { * }                                                                             Executed
---------------------------------------------------------------------------------------------------------------------------
         DWR12           CPU to CPU Batch                                                                  Executed
---------------------------------------------------------------------------------------------------------------------------
         DWR12           CPU to CPU Batch                                             Footnote 1
      Amendment 1
---------------------------------------------------------------------------------------------------------------------------
         DWR13           TPS Dedicated DASD                                                                Executed
---------------------------------------------------------------------------------------------------------------------------
         DWR13           TPS Dedicated DASD                                           Footnote 1
      Amendment 1
---------------------------------------------------------------------------------------------------------------------------
         DWR14           Dean Witter Trust                                                                 Executed
---------------------------------------------------------------------------------------------------------------------------
         DWR15           { * }                                                                             Executed
---------------------------------------------------------------------------------------------------------------------------
         DWR19           { * } Facility                                                                    Executed
---------------------------------------------------------------------------------------------------------------------------
         DWR20           Subarea 9 TIC                                                                     Executed
---------------------------------------------------------------------------------------------------------------------------
         DWR20           Subarea 9 TIC                                                Footnote 4           Executed
      Amendment 1
---------------------------------------------------------------------------------------------------------------------------
         DWR21           Corporate Internet Dial                                      Footnote 2           Executed
---------------------------------------------------------------------------------------------------------------------------
         DWR21           Corporate Internet Dial                                      Footnote 3           Executed
      Amendment 1
---------------------------------------------------------------------------------------------------------------------------
         DWR22           MVS Download                                                                      Executed
---------------------------------------------------------------------------------------------------------------------------
         DWR23           TRLAN                                                                             Executed
---------------------------------------------------------------------------------------------------------------------------
         DWR23           TRLAN                                                        Footnote 4           Executed
---------------------------------------------------------------------------------------------------------------------------
      Amendment 1
---------------------------------------------------------------------------------------------------------------------------
         DWR24           Insertion Processing                                                              Executed
---------------------------------------------------------------------------------------------------------------------------
         DWR26           CD Rom                                                       Footnote 3           Executed
      Amendment 1
---------------------------------------------------------------------------------------------------------------------------
         DWR27           Investment Consulting Service Mutual Fund Wrap Client                             Executed
                         Statements
---------------------------------------------------------------------------------------------------------------------------
         DWR28           Portfolio Architecture Client Statements                                          Executed
---------------------------------------------------------------------------------------------------------------------------
         DWR29           { * } Recovery Center data Communications Service                                 Executed
---------------------------------------------------------------------------------------------------------------------------
         DWR30           Service to install a new subarea, B47                                             Executed
---------------------------------------------------------------------------------------------------------------------------
         DWR30           Service to install a new subarea, B47                        Footnote 1
      Amendment 1
---------------------------------------------------------------------------------------------------------------------------
         DWR31           MDNS for the DWR Branch Office Network                                            Executed
---------------------------------------------------------------------------------------------------------------------------
         DWR32           Hand Insertion Processing                                                         Executed
---------------------------------------------------------------------------------------------------------------------------
         DWR33           MDNS { * }                                                                        Executed
---------------------------------------------------------------------------------------------------------------------------
         DWR34           { * } to IBM                                                                      Executed
---------------------------------------------------------------------------------------------------------------------------

Schedule H to Services Agreement       H-2                 MSDW/IBM Confidential
                                                        Final Updated 08/29/2000

---------------------------------------------------------------------------------------------------------------------------
         SSA#                                  Description                            Additonal               SSA
                                                                                     Information            Status
                                                                                   (See Footnotes
                                                                                       Below)
---------------------------------------------------------------------------------------------------------------------------
                         MDNS Network in Support of DWR
---------------------------------------------------------------------------------------------------------------------------
         DWR35           CICS Test Region Service                                                          Executed
---------------------------------------------------------------------------------------------------------------------------
         DWR36           MVS Isolated Test Logical Partition Service                                       Executed
---------------------------------------------------------------------------------------------------------------------------
         DWR37           Exchange Communications Service                                                   Executed
---------------------------------------------------------------------------------------------------------------------------
         DWR38           { * } Install CD-ROM Replications                                                 Executed
---------------------------------------------------------------------------------------------------------------------------
         DWR43           { * } Software Support Services                                                   Executed
---------------------------------------------------------------------------------------------------------------------------
         DWR44           { * } Data Center Upgrade                                                         Executed
---------------------------------------------------------------------------------------------------------------------------
         DWR45           401K Web Hosting Services                                                         Executed
---------------------------------------------------------------------------------------------------------------------------
         DWR45           401K Web Hosting Services                                    Footnote 3           Executed
      Amendment 1
---------------------------------------------------------------------------------------------------------------------------
         DWR45           401K Web Hosting with ILX                                    Footnote 3           Executed
      Amendment 2
---------------------------------------------------------------------------------------------------------------------------
         DWR46           NT Web Design                                                                     Executed
---------------------------------------------------------------------------------------------------------------------------
         DWR47           IBM Global Services { * } Software                                                Executed
---------------------------------------------------------------------------------------------------------------------------
         DWR47           IBM Global Services { * } Software                           Footnote 3           Executed
      Amendment 1
---------------------------------------------------------------------------------------------------------------------------
         DWR47           IBM Global Services { * } Software                           Footnote 3           Executed
      Amendment 2
---------------------------------------------------------------------------------------------------------------------------
         DWR51           Output Statements Processing Enhancements Service                                 Executed
---------------------------------------------------------------------------------------------------------------------------
         DWR51           Output Statements Processing Enhancements Service            Footnote 3           Executed
      Amendment 1
---------------------------------------------------------------------------------------------------------------------------
         DWR52           { * } Data Center Move Service                                                    Executed
---------------------------------------------------------------------------------------------------------------------------
         DWR53           NT Web Hosting Service for DeanWitter.com                                         Executed
---------------------------------------------------------------------------------------------------------------------------
         DWR54           { * } Software Enhancements                                                       Executed
---------------------------------------------------------------------------------------------------------------------------
         DWR55           { * } Software Support Service                                                    Executed
---------------------------------------------------------------------------------------------------------------------------
         DWR56           { * } Software Installation Support                                               Executed
---------------------------------------------------------------------------------------------------------------------------
         DWR57           Dial Backup Gateway Service                                                       Executed
---------------------------------------------------------------------------------------------------------------------------
         DWR58           Interconnect Gateway and Firewall Service                                         Executed
---------------------------------------------------------------------------------------------------------------------------
         DWR58           Interconnect Gateway & Firewall                              Footnote 3           Executed
      Amendment 1
---------------------------------------------------------------------------------------------------------------------------
         DWR59           { * } Internet / Intranet Access Services                                         Executed
---------------------------------------------------------------------------------------------------------------------------
         DWR60           Print Contingency Service                                    Footnote 3           Executed
---------------------------------------------------------------------------------------------------------------------------
         NOV1            Host Content Server                                                               Executed
---------------------------------------------------------------------------------------------------------------------------
         NOV1            Host Content Server                                          Footnote 4           Executed
      Amendment 1
---------------------------------------------------------------------------------------------------------------------------
         NOV2            Backup Service for Riverwoods Print Resource Libraries                            Executed
---------------------------------------------------------------------------------------------------------------------------
         NOV3            { * } Software by { * }                                                           Executed
---------------------------------------------------------------------------------------------------------------------------
         NOV4            E-mail Backup Tape Degaussing                                                     Executed
---------------------------------------------------------------------------------------------------------------------------
         NOV4            E-mail Backup Tape Degaussing                                Footnote 4           Executed
      Amendment 1
---------------------------------------------------------------------------------------------------------------------------
         NOV7            Optical Library Storage Service                                                   Executed
---------------------------------------------------------------------------------------------------------------------------
         NOV7            Optical Library Storage Service                              Footnote 4           Executed
      Amendment 1
---------------------------------------------------------------------------------------------------------------------------
         NOV7            Optical Library Storage Service                              Footnote 4           Executed
      Amendment 2
---------------------------------------------------------------------------------------------------------------------------

Schedule H to Services Agreement       H-3                 MSDW/IBM Confidential
                                                        Final Updated 08/29/2000

---------------------------------------------------------------------------------------------------------------------------
         SSA#                                  Description                            Additonal               SSA
                                                                                     Information            Status
                                                                                   (See Footnotes
                                                                                       Below)
---------------------------------------------------------------------------------------------------------------------------
         NOV8            CICS QA Regions                                                                   Executed
---------------------------------------------------------------------------------------------------------------------------
         NOV8            CICS QA Regions                                              Footnote 4           Executed
      Amendment 1
---------------------------------------------------------------------------------------------------------------------------
         NOV9            Sequent Support Services                                                          Executed
---------------------------------------------------------------------------------------------------------------------------
         NOV9            Sequent Support Services                                     Footnote 3           Executed
      Amendment 1
---------------------------------------------------------------------------------------------------------------------------
         NOV11           Expedited Tape Shipments                                                          Executed
---------------------------------------------------------------------------------------------------------------------------
         NOV11           Expedited Tape Shipments                                     Footnote 4           Executed
      Amendment 1
---------------------------------------------------------------------------------------------------------------------------
         NOV14           Backup Content Hosting Services                                                   Executed
---------------------------------------------------------------------------------------------------------------------------
         NOV14           Backup Content Hosting Services                              Footnote 4           Executed
      Amendment 1
---------------------------------------------------------------------------------------------------------------------------
         NOV16           Remote Network Print Host Services at DFS Utah Print                              Executed
---------------------------------------------------------------------------------------------------------------------------
         NOV18           Long Distance Service for { * }                                                   Executed
---------------------------------------------------------------------------------------------------------------------------
         NOV19           Services Management System                                                        Executed
---------------------------------------------------------------------------------------------------------------------------
         NOV21           Fast Ethernet Infrastructure Solution                                             Executed
---------------------------------------------------------------------------------------------------------------------------
         NOV22           Frame Relay Network                                                               Executed
---------------------------------------------------------------------------------------------------------------------------
         NOV22           Frame Relay Network                                          Footnote 3           Executed
      Amendment 1
---------------------------------------------------------------------------------------------------------------------------
         NOV22           Frame Relay Network                                          Footnote 3           Executed
      Amendment 2
---------------------------------------------------------------------------------------------------------------------------
         NOV22           Frame Relay Network                                          Footnote 3           Executed
      Amendment 4
---------------------------------------------------------------------------------------------------------------------------
         NOV22           Frame Relay Network                                          Footnote 3           Executed
      Amendment 5
---------------------------------------------------------------------------------------------------------------------------
         NOV22           Frame Relay Network                                          Footnote 3           Executed
      Amendment 6
---------------------------------------------------------------------------------------------------------------------------
         NOV23           Enterprise Security Manager and Internet Safe Suite                               Executed
                         Implementation
---------------------------------------------------------------------------------------------------------------------------
         NOV24           IP Enhanced Merchant Interface Gateway Services                                   Executed
---------------------------------------------------------------------------------------------------------------------------
         NOV27           LAN based Mail Gateway Service                                                    Executed
---------------------------------------------------------------------------------------------------------------------------
         NOV29           { * } RISC System 6000                                                            Executed
---------------------------------------------------------------------------------------------------------------------------
         NOV32           IBM Workgroup Service                                        Footnote 2           Executed
---------------------------------------------------------------------------------------------------------------------------
         NOV37           Year 2000 Enterprise Test Logical Partition (LPAR)                                Executed
---------------------------------------------------------------------------------------------------------------------------
         NOV37           Year 2000 Enterprise Test Logical Partition (LPAR)           Footnote 4           Executed
      Amendment 1
---------------------------------------------------------------------------------------------------------------------------
         NOV38           Application Systems (AS) Installation Services                                    Executed
---------------------------------------------------------------------------------------------------------------------------
         NOV39           CD/ROM Services                                                                   Executed
---------------------------------------------------------------------------------------------------------------------------
         NOV40           { * }                                                        Footnote 2           Executed
---------------------------------------------------------------------------------------------------------------------------
         NOV42           Year 2000 Merchant Test Logical Partition (LPAR)                                  Executed
---------------------------------------------------------------------------------------------------------------------------
         NOV43           { * } Alternative Host Platform Services                                          Executed
---------------------------------------------------------------------------------------------------------------------------
         NOV44           { * } Application Enablement                                                      Executed
---------------------------------------------------------------------------------------------------------------------------
         NOV45           { * }                                                                             Executed
---------------------------------------------------------------------------------------------------------------------------
         NOV46           Enterprise Information Management Platform Service in        Footnote 1
                         the IBM Columbus Data Center
---------------------------------------------------------------------------------------------------------------------------
         NOV49           { * } Software Installation                                                       Executed
---------------------------------------------------------------------------------------------------------------------------

Schedule H to Services Agreement       H-4                 MSDW/IBM Confidential
                                                        Final Updated 08/29/2000

---------------------------------------------------------------------------------------------------------------------------
         SSA#                                  Description                            Additonal               SSA
                                                                                     Information            Status
                                                                                   (See Footnotes
                                                                                       Below)
---------------------------------------------------------------------------------------------------------------------------
         NOV50           { * } Backup Storage Service                                                      Executed
---------------------------------------------------------------------------------------------------------------------------

Schedule H to Services Agreement       H-5                 MSDW/IBM Confidential
                                                        Final Updated 08/29/2000

/1/ As of the Effective Date, IBM is providing Services under these SSAs, however the Parties have not yet agreed upon all of the terms applicable to these SSAs. The Parties will work in good faith to agree upon such terms by August 31, 2000.

/2/ For the purposes of Section 7.6 of Schedule C, payments by MSDW under these SSAs shall be deemed payments for New Services and shall contribute to the satisfaction of MSDW's obligations set forth in Section 7.6 of Schedule C.

/3/ Additional SSAs and Amendments may be executed after the Effective Date of the Agreement. For the purposes of Section 7.6 of Schedule C, payments by MSDW under these SSAs and Amendments shall be deemed payments for New Services and shall contribute to the satisfaction of MSDW's obligations set forth in Section
7.6 of Schedule C.

/4/ Additional SSA Amendments will be executed for existing SSAs after the Effective Date of the Agreement, these Amendments extend the term of the current SSA only and/or change pricing for the services provided under the SSA and shall not be considered for payments of New Services under Section 7.6 of Schedule C.

Schedule H to Services Agreement       H-6                 MSDW/IBM Confidential
                                                        Final Updated 08/29/2000

                                   SCHEDULE I

                           New Services Amendment Form

Attached to this Schedule I and incorporated by reference herein is the form to be utilized, pursuant to Section 12.4(b)(ii) of the Agreement, for any New Services Amendment.

--------------------------------------------------------------------------------
Schedule I to Services Agreement                           MSDW/IBM Confidential
                                                            Final Execution Copy

                                                              ----------------
                                                  NSA Number:
                                                              ----------------

                             NEW SERVICES AMENDMENT

This New Services Amendment, number _________________, (NSA) is entered into initially between Dean Witter Reynolds, a Delaware corporation with a place of business located at Two World Trade Center, New York, New York 10048 ("DWR") or Discover Financial Services, Inc., a Delaware corporation with a place of business located at 2500 Lake Cook Road, Riverwoods, Illinois 60015 ("DFS"), and International Business Machines Corporation, a New York corporation with its principal place of business located at New Orchard Road, Armonk, New York 10504 ("IBM") as of ____________________ (the "Initial NSA Date"). For the purposes of this NSA, DWR/DFS agrees to adopt the terms of that certain Services Agreement, dated July 1, 1999, between MSDW and IBM (the "Agreement"), subject to the changes described herein. Capitalized terms not defined in this New Services Amendment shall have the meanings given them in the Agreement. Except as expressly provided in this New Services Amendment, the terms and conditions of the Agreement shall remain in full force and effect. Although DWR/DFS and IBM will be bound to this NSA as of the Initial NSA Date, Morgan Stanley Dean Witter & Co., a Delaware corporation with a place of business located at 2500 Lake Cook Road, Riverwoods, Illinois 60015 ("MSDW") will not be bound to this NSA unless and until MSDW executes this NSA on its own behalf. Upon such execution, this NSA shall be entered into between MSDW and IBM. When MSDW is presented with this NSA, MSDW agrees to review it promptly and inform IBM whether it is acceptable to MSDW. If MSDW does not execute this NSA within { * } following its delivery, the parties may agree to extend the review period beyond { * }. In the event MSDW does not execute this NSA within { * } following its delivery or before the expiration of a documented extension date, then this NSA will be deemed rejected by MSDW as of the date such execution was due ("Rejection Date"). After the Rejection Date, either Party may elect to terminate this NSA by providing the other Party with at least { * } advance written notice. DWR/DFS agrees to pay IBM for Services rendered pursuant to this NSA through the termination date. Additionally, DWR/DFS will pay Termination Charges if any, as set forth in
Exhibit 2 to this NSA. If written notice of termination is not sent by either Party within { * } following the Rejection Date, then IBM and DWR/DFS will each be bound to this NSA for its term.

1.   TERM

This New Services Amendment shall be effective as of the Initial NSA Date specified above and shall continue until the earlier of (a) __________, (b) the date that each Party's obligations under this New Services Amendment have been fully performed in accordance with this New Services Amendment and the Agreement, (c) termination by MSDW for any reason and without cause upon { * } prior written notice to IBM subject to the termination for convenience charges, if any, specified in Exhibit 2 of this New Services Amendment, or (d) termination by either Party upon { * } prior written notice to the other Party following the Rejection Date.

2.   SCOPE OF NEW SERVICES

In addition to the Services described elsewhere in the Agreement, IBM shall perform the additional services, functions and responsibilities described in
Exhibit 1 of this New Services Amendment (which is hereby incorporated into this New Services Amendment by this reference). Such services, functions and responsibilities shall be deemed "Services" under the Agreement.

3.   CHARGES

In the event that Section 12.4(a) of the Agreement applies to the services, functions and responsibilities set forth in Exhibit 1 of this New Services Amendment, then the adjustment to the charges under the Agreement for such services, functions and responsibilities shall be determined pursuant to Subsections 12.4(a) and (e) of the Agreement. In the event that Section 12.4(b) of the Agreement applies to the services, functions and responsibilities set forth in Exhibit 1 of this New Services Amendment, then the adjustment to the charges under the Agreement for such services, functions and responsibilities shall be as described in Exhibit 2 of this New Services

--------------------------------------------------------------------------------
New Services Amendment to                                  MSDW/IBM Confidential
Services Agreement

                                                                    -----------
                                                        NSA Number:
                                                                    -----------

Amendment (which is hereby incorporated into this New Services Amendment by this reference), subject to Subsections 12.4(b) and (e) of the Agreement.

--------------------------------------------------------------------------------
New Services Amendment to                                  MSDW/IBM Confidential
Services Agreement

                                                                    -----------
                                                        NSA Number:
                                                                    -----------

4.   EXECUTION AND SIGNATURE BY MSDW BUSINESS UNIT REPRESENTATIVES

Although not required, this New Services Amendment may be signed by one or more representatives of MSDW Business Units, however notwithstanding any signature by such representatives, this New Services Amendment shall be neither valid nor binding upon MSDW unless executed by the MSDW Contract Executive. The Parties agree that signature by DWR/DFS shall bind DWR/DFS to the obligations of this New Services Amendment and to the Agreement for an interim period until the signature of the MSDW Contract Executive is provided, and shall subject DWR/DFS to liability under the Agreement during such interim period.

MORGAN STANLEY DEAN WITTER & CO.               INTERNATIONAL BUSINESS MACHINES
                                               CORPORATION

By:__________________________                  By:__________________________

Printed:_____________________                  Printed:_____________________

Title:_______________________                  Title:_______________________

Date:________________________                  Date:________________________


Dean Witter Reynolds or Discover Financial Services, Inc.

By:__________________________

Printed:_____________________

Title:_______________________

Date:________________________


MSDW BUSINESS UNIT

By:__________________________

Printed:_____________________

Title:_______________________

Date:________________________

--------------------------------------------------------------------------------
New Services Amendment to                                  MSDW/IBM Confidential
Services Agreement

                                                                 ------------
                                                     NSA Number:
                                                                 ------------

                                    EXHIBIT 1

[Describe here the new services, functions and responsibilities of IBM and MSDW, and any unique terms and conditions applicable to such services, functions and responsibilities.]

--------------------------------------------------------------------------------
Exhibit 1 to New Services Amendment to                     MSDW/IBM Confidential
Services Agreement

                                                                   ------------
                                                       NSA Number:
                                                                   ------------

                                    EXHIBIT 2

[Describe adjustment to charges here, if this Exhibit 2 is applicable pursuant to article 3 of the New Services Amendment.]

--------------------------------------------------------------------------------
Exhibit 2 to New Services Amendment to                     MSDW/IBM Confidential
Services Agreement

                                   SCHEDULE J


                                   Equipment

1.      IPSS SERVICES EQUIPMENT

--------------------------------------------------------------------------------
             MSDW Equipment at IBM Facilities (Midrange Equipment)
--------------------------------------------------------------------------------
 Item      Type and       Model Number    Serial Number    Network   Additional
Number    Description                                      Address   Information
--------------------------------------------------------------------------------
  1       { * }           { * }           { * }            { * }     SEQUENT
--------------------------------------------------------------------------------
  2       { * }           { * }           { * }            { * }     SEQUENT
--------------------------------------------------------------------------------
  3       { * }           { * }           { * }            { * }     SEQUENT
--------------------------------------------------------------------------------
  4       { * }           { * }           { * }            { * }     SEQUENT
--------------------------------------------------------------------------------
  5       { * }           { * }           { * }            { * }     SEQUENT
--------------------------------------------------------------------------------
  6       { * }           { * }           { * }            { * }     SEQUENT
--------------------------------------------------------------------------------
  7       { * }           { * }           { * }            { * }     SEQUENT
--------------------------------------------------------------------------------
  8       { * }           { * }           { * }            { * }     SEQUENT
--------------------------------------------------------------------------------
  9       { * }           { * }           { * }            { * }     SEQUENT
--------------------------------------------------------------------------------
  10      { * }           { * }           { * }            { * }     SEQUENT
--------------------------------------------------------------------------------
  11      { * }           { * }           { * }            { * }     SEQUENT
--------------------------------------------------------------------------------
  12      { * }           { * }           { * }            { * }     SEQUENT
--------------------------------------------------------------------------------
  13      { * }           { * }           { * }            { * }     SEQUENT
--------------------------------------------------------------------------------
  14      { * }           { * }           { * }            { * }     SEQUENT
--------------------------------------------------------------------------------
  15      { * }           { * }           { * }            { * }     SEQUENT
--------------------------------------------------------------------------------
  16      { * }           { * }           { * }            { * }     SEQUENT
--------------------------------------------------------------------------------
  17      { * }           { * }           { * }            { * }     SEQUENT
--------------------------------------------------------------------------------
  18      { * }           { * }           { * }            { * }     SEQUENT
--------------------------------------------------------------------------------
  19      { * }           { * }           { * }            { * }     SEQUENT
--------------------------------------------------------------------------------
  20      { * }           { * }           { * }            { * }     SEQUENT
--------------------------------------------------------------------------------
  21      { * }           { * }           { * }            { * }     SEQUENT
--------------------------------------------------------------------------------
  22      { * }           { * }           { * }            { * }     SEQUENT
--------------------------------------------------------------------------------
  23      { * }           { * }           { * }            { * }     SEQUENT
--------------------------------------------------------------------------------
  24      { * }           { * }           { * }            { * }     SEQUENT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule J to Services Agreement                           MSDW/IBM Confidential
                                      J-1                   Final Execution Copy

------------------------------------------------------------------------------------------------------
                     IBM Equipment at MSDW Facilities (Mainframe Equipment)
------------------------------------------------------------------------------------------------------
   Item     Type and Description    Model Number     Serial Number    Location       Additional
  Number                                                                             Information
------------------------------------------------------------------------------------------------------
    1.      { * }                   { * }            { * }            { * }
------------------------------------------------------------------------------------------------------
    2.      { * }                   { * }            { * }            { * }
------------------------------------------------------------------------------------------------------
    3.      { * }                   { * }            { * }            { * }
------------------------------------------------------------------------------------------------------
    4.      { * }                   { * }            { * }            { * }
------------------------------------------------------------------------------------------------------
    5.      { * }                   { * }            { * }            { * }
------------------------------------------------------------------------------------------------------
    6.      { * }                   { * }            { * }            { * }
------------------------------------------------------------------------------------------------------
    7.      { * }                   { * }            { * }            { * }
------------------------------------------------------------------------------------------------------
    8.      { * }                   { * }            { * }            { * }
------------------------------------------------------------------------------------------------------
    9.      { * }                   { * }            { * }            { * }
------------------------------------------------------------------------------------------------------
   10.      { * }                   { * }            { * }            { * }
------------------------------------------------------------------------------------------------------
   11.      { * }                   { * }            { * }            { * }
------------------------------------------------------------------------------------------------------
   12.      { * }                   { * }            { * }            { * }
------------------------------------------------------------------------------------------------------
   13.      { * }                   { * }            { * }            { * }
------------------------------------------------------------------------------------------------------
   14.      { * }                   { * }            { * }            { * }
------------------------------------------------------------------------------------------------------
   15.      { * }                   { * }            { * }            { * }
------------------------------------------------------------------------------------------------------
   16.      { * }                   { * }            { * }            { * }
------------------------------------------------------------------------------------------------------
   17.      { * }                   { * }            { * }            { * }
------------------------------------------------------------------------------------------------------
   18.      { * }                   { * }            { * }            { * }
------------------------------------------------------------------------------------------------------
   19.      { * }                   { * }            { * }            { * }
------------------------------------------------------------------------------------------------------
   20.      { * }                   { * }            { * }            { * }
------------------------------------------------------------------------------------------------------
   21.      { * }                   { * }            { * }            { * }
------------------------------------------------------------------------------------------------------
   22.      { * }                   { * }            { * }            { * }
------------------------------------------------------------------------------------------------------
   23.      { * }                   { * }            { * }            { * }
------------------------------------------------------------------------------------------------------
   24.      { * }                   { * }            { * }            { * }
------------------------------------------------------------------------------------------------------
   25.      { * }                   { * }            { * }            { * }
------------------------------------------------------------------------------------------------------
   26.      { * }                   { * }            { * }            { * }
------------------------------------------------------------------------------------------------------
   27.      { * }                   { * }            { * }            { * }
------------------------------------------------------------------------------------------------------
   28.      { * }                   { * }            { * }            { * }
------------------------------------------------------------------------------------------------------
   29.      { * }                   { * }            { * }            { * }
------------------------------------------------------------------------------------------------------
   30.      { * }                   { * }            { * }            { * }
------------------------------------------------------------------------------------------------------
   31.      { * }                   { * }            { * }            { * }
------------------------------------------------------------------------------------------------------
   32.      { * }                   { * }            { * }            { * }
------------------------------------------------------------------------------------------------------
   33.      { * }                   { * }            { * }            { * }
------------------------------------------------------------------------------------------------------
   34.      { * }                   { * }            { * }            { * }
------------------------------------------------------------------------------------------------------
   35.      { * }                   { * }            { * }            { * }
------------------------------------------------------------------------------------------------------
   36.      { * }                   { * }            { * }            { * }
------------------------------------------------------------------------------------------------------
   37.      { * }                   { * }            { * }            { * }
------------------------------------------------------------------------------------------------------
   38.      { * }                   { * }            { * }            { * }
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule J to Services Agreement                           MSDW/IBM Confidential
                                          J-2               Final Execution Copy

--------------------------------------------------------------------------------------------------------------
                          IBM Equipment at MSDW Facilities (Mainframe Equipment)
--------------------------------------------------------------------------------------------------------------
  Item                                                                                            Additional
 Number      Type and Description      Model Number        Serial Number         Location        Information
--------------------------------------------------------------------------------------------------------------
   39.      { * }                     { * }               { * }               { * }
--------------------------------------------------------------------------------------------------------------
   40.      { * }                     { * }               { * }               { * }
--------------------------------------------------------------------------------------------------------------
   41.      { * }                     { * }               { * }               { * }
--------------------------------------------------------------------------------------------------------------
   42.      { * }                     { * }               { * }               { * }
--------------------------------------------------------------------------------------------------------------
   43.      { * }                     { * }               { * }               { * }
--------------------------------------------------------------------------------------------------------------
   44.      { * }                     { * }               { * }               { * }
--------------------------------------------------------------------------------------------------------------
   45.      { * }                     { * }               { * }               { * }
--------------------------------------------------------------------------------------------------------------
   46.      { * }                     { * }               { * }               { * }
--------------------------------------------------------------------------------------------------------------
   47.      { * }                     { * }               { * }               { * }
--------------------------------------------------------------------------------------------------------------
   48.      { * }                     { * }               { * }               { * }
--------------------------------------------------------------------------------------------------------------
   49.      { * }                     { * }               { * }               { * }
--------------------------------------------------------------------------------------------------------------
   50.      { * }                     { * }               { * }               { * }
--------------------------------------------------------------------------------------------------------------
   51.      { * }                     { * }               { * }               { * }
--------------------------------------------------------------------------------------------------------------
   52.      { * }                     { * }               { * }               { * }
--------------------------------------------------------------------------------------------------------------
   53.      { * }                     { * }               { * }               { * }
--------------------------------------------------------------------------------------------------------------
   54.      { * }                     { * }               { * }               { * }
--------------------------------------------------------------------------------------------------------------
   55.      { * }                     { * }               { * }               { * }
--------------------------------------------------------------------------------------------------------------
   56.      { * }                     { * }               { * }               { * }
--------------------------------------------------------------------------------------------------------------
   57.      { * }                     { * }               { * }               { * }
--------------------------------------------------------------------------------------------------------------
   58.      { * }                     { * }               { * }               { * }
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                          IBM Equipment at IBM Facilities (Mainframe Equipment)
--------------------------------------------------------------------------------------------------------------
  Item                                                                                            Additional
 Number      Type and Description      Model Number        Serial Number         Location        Information
--------------------------------------------------------------------------------------------------------------
1.          { * }                     { * }               { * }               { * }              { * }
--------------------------------------------------------------------------------------------------------------
2.          { * }                     { * }               { * }               { * }              { * }
--------------------------------------------------------------------------------------------------------------
3.          { * }                     { * }               { * }               { * }              { * }
--------------------------------------------------------------------------------------------------------------
4.          { * }                     { * }               { * }               { * }              { * }
--------------------------------------------------------------------------------------------------------------
5.          { * }                     { * }               { * }               { * }              { * }
--------------------------------------------------------------------------------------------------------------
6.          { * }                     { * }               { * }               { * }              { * }
--------------------------------------------------------------------------------------------------------------
7.          { * }                     { * }               { * }               { * }              { * }
--------------------------------------------------------------------------------------------------------------
8.          { * }                     { * }               { * }               { * }              { * }
--------------------------------------------------------------------------------------------------------------
9.          { * }                     { * }               { * }               { * }              DWR7/2/
--------------------------------------------------------------------------------------------------------------
10.         { * }                     { * }               { * }               { * }              DWR7/2/
--------------------------------------------------------------------------------------------------------------
11.         { * }                     { * }               { * }               { * }              DWR7/2/
--------------------------------------------------------------------------------------------------------------
12.         { * }                     { * }               { * }               { * }              DWR7/2/
--------------------------------------------------------------------------------------------------------------
13.         { * }                     { * }               { * }               { * }              DWR7/2/
--------------------------------------------------------------------------------------------------------------
14.         { * }                     { * }               { * }               { * }              DWR7/2/
--------------------------------------------------------------------------------------------------------------
15.         { * }                     { * }               { * }               { * }              DWR13
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule J to Services Agreement                           MSDW/IBM Confidential
                                       J-3                  Final Execution Copy

--------------------------------------------------------------------------------------------------------------
                           IBM Equipment at IBM Facilities (Mainframe Equipment)
--------------------------------------------------------------------------------------------------------------
  Item                                                                                            Additional
 Number      Type and Description      Model Number        Serial Number         Location        Information
--------------------------------------------------------------------------------------------------------------
16.         { * }                    { * }               { * }               { * }                DWR13/2/
--------------------------------------------------------------------------------------------------------------
17.         { * }                    { * }               { * }               { * }                DWR13/2/
--------------------------------------------------------------------------------------------------------------
18.         { * }                    { * }               { * }               { * }                DWR13/2/
--------------------------------------------------------------------------------------------------------------
19.         { * }                    { * }               { * }               { * }                DWR13/2/
--------------------------------------------------------------------------------------------------------------
20.         { * }                    { * }               { * }               { * }                NOV7/2/
--------------------------------------------------------------------------------------------------------------
21.         { * }                    { * }               { * }               { * }                NOV7/2/
--------------------------------------------------------------------------------------------------------------
22.         { * }                    { * }               { * }               { * }                NOV7/2/
--------------------------------------------------------------------------------------------------------------
23.         { * }                    { * }               { * }               { * }                NOV7/2/
--------------------------------------------------------------------------------------------------------------
24.         { * }                    { * }               { * }               { * }                NOV7/2/
--------------------------------------------------------------------------------------------------------------
25.         { * }                    { * }               { * }               { * }                NOV7/2/
--------------------------------------------------------------------------------------------------------------
26.         { * }                    { * }               { * }               { * }                NOV7/2/
--------------------------------------------------------------------------------------------------------------
27.         { * }                    { * }               { * }               { * }                NOV7/2/
--------------------------------------------------------------------------------------------------------------
28.         { * }                    { * }               { * }               { * }                NOV7/2/
--------------------------------------------------------------------------------------------------------------
29.         { * }                    { * }               { * }               { * }                NOV7/2/
--------------------------------------------------------------------------------------------------------------
30.         { * }                    { * }               { * }               { * }                DWR51/2/
--------------------------------------------------------------------------------------------------------------
31.         { * }                    { * }               { * }               { * }                DWR51/2/
--------------------------------------------------------------------------------------------------------------
32.         { * }                    { * }               { * }               { * }                DWR51/2/
--------------------------------------------------------------------------------------------------------------
33.         { * }                    { * }               { * }               { * }                DWR51/2/
--------------------------------------------------------------------------------------------------------------
34.         { * }                    { * }                                   { * }                Shared
--------------------------------------------------------------------------------------------------------------
35.         { * }                    { * }                                   { * }                Shared
--------------------------------------------------------------------------------------------------------------
36.         { * }                    { * }                                   { * }                Shared
--------------------------------------------------------------------------------------------------------------
37.         { * }                    { * }                                   { * }                Shared
--------------------------------------------------------------------------------------------------------------
38.         { * }                    { * }                                   { * }                Shared
--------------------------------------------------------------------------------------------------------------
39.         { * }                    { * }                                   { * }                Shared
--------------------------------------------------------------------------------------------------------------
40.         { * }                    { * }                                   { * }                Shared
--------------------------------------------------------------------------------------------------------------
41.         { * }                    { * }                                   { * }                Shared
--------------------------------------------------------------------------------------------------------------
42.         { * }                    { * }                                   { * }                Shared
--------------------------------------------------------------------------------------------------------------
43.         { * }                    { * }                                   { * }                Shared
--------------------------------------------------------------------------------------------------------------
44.         { * }                    { * }                                   { * }                Shared
--------------------------------------------------------------------------------------------------------------
45.         { * }                    { * }                                   { * }                Shared
--------------------------------------------------------------------------------------------------------------
46.         { * }                    { * }                                   { * }                Shared
--------------------------------------------------------------------------------------------------------------
47.         { * }                    { * }                                   { * }                Shared
--------------------------------------------------------------------------------------------------------------
48.         { * }                    { * }                                   { * }                Shared
--------------------------------------------------------------------------------------------------------------
49.         { * }                    { * }                                   { * }                Shared
--------------------------------------------------------------------------------------------------------------
50.         { * }                    { * }                                   { * }                Shared
--------------------------------------------------------------------------------------------------------------
51.         { * }                    { * }                                   { * }                Shared
--------------------------------------------------------------------------------------------------------------
52.         { * }                    { * }                                   { * }                Shared
--------------------------------------------------------------------------------------------------------------
53.         { * }                    { * }                                   { * }                Shared
--------------------------------------------------------------------------------------------------------------
54.         { * }                    { * }                                   { * }                Shared
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule J to Services Agreement                           MSDW/IBM Confidential
                                        J-4                 Final Execution Copy

---------------------------------------------------------------------------------------------------------------------
                                IBM Equipment at IBM Facilities (MainFrame Equipment)
---------------------------------------------------------------------------------------------------------------------
  Item         Type and Description     Model Number      Serial Number         Location             Additional
 Number                                                                                              Information
---------------------------------------------------------------------------------------------------------------------
55.           { * }                    { * }                                   { * }                Shared
---------------------------------------------------------------------------------------------------------------------
56.           { * }                    { * }                                   { * }                Shared
---------------------------------------------------------------------------------------------------------------------
57.           { * }                    { * }                                   { * }                Shared
---------------------------------------------------------------------------------------------------------------------
58.           { * }                    { * }                                   { * }                Shared
---------------------------------------------------------------------------------------------------------------------
59.           { * }                    { * }                                   { * }                Shared
---------------------------------------------------------------------------------------------------------------------
60.           { * }                    { * }                                   { * }                Shared
---------------------------------------------------------------------------------------------------------------------
61.           { * }                    { * }                                   { * }                Shared
---------------------------------------------------------------------------------------------------------------------
62.           { * }                    { * }                                   { * }                Shared
---------------------------------------------------------------------------------------------------------------------
63.           { * }                    { * }                                   { * }                Shared
---------------------------------------------------------------------------------------------------------------------
64.           { * }                    { * }                                   { * }                Shared
---------------------------------------------------------------------------------------------------------------------
65.           { * }                    { * }                                   { * }                Shared
---------------------------------------------------------------------------------------------------------------------
66.           { * }                    { * }                                   { * }                Shared
---------------------------------------------------------------------------------------------------------------------
67.           { * }                    { * }                                   { * }                Shared
---------------------------------------------------------------------------------------------------------------------
/1/ Corresponding host number.
/2/ Corresponding SSA number.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                IBM Equipment at IBM Facilities (Midrange Equipment)
---------------------------------------------------------------------------------------------------------------------
  Item         Type and Description     Model Number        Serial Number       Location             Additional
 Number                                                                                              Information
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
1.            { * }                    { * }               { * }               { * }                DWD11/2/
---------------------------------------------------------------------------------------------------------------------
2.            { * }                    { * }               { * }               { * }                DWD11/2/
---------------------------------------------------------------------------------------------------------------------
3.            { * }                    { * }               { * }               { * }                DWD26/2/
---------------------------------------------------------------------------------------------------------------------
4.            { * }                    { * }               { * }               { * }                DWD26/2/
---------------------------------------------------------------------------------------------------------------------
5.            { * }                    { * }               { * }               { * }                DWD26/2/
---------------------------------------------------------------------------------------------------------------------
6.            { * }                    { * }               { * }               { * }                DWD26/2/
---------------------------------------------------------------------------------------------------------------------
7.            { * }                    { * }               { * }               { * }                DWD26/2/
---------------------------------------------------------------------------------------------------------------------
8.            { * }                    { * }               { * }               { * }                DWD26/2/
---------------------------------------------------------------------------------------------------------------------
9.            { * }                    { * }               { * }               { * }                DWD26/2/
---------------------------------------------------------------------------------------------------------------------
10.           { * }                    { * }               { * }               { * }                DWD26/2/
---------------------------------------------------------------------------------------------------------------------
11.           { * }                    { * }               { * }               { * }                DWD26/2/
---------------------------------------------------------------------------------------------------------------------
12.           { * }                    { * }               { * }               { * }                DWD26/2/
---------------------------------------------------------------------------------------------------------------------
13.           { * }                    { * }               { * }               { * }                DWD26/2/
---------------------------------------------------------------------------------------------------------------------
14.           { * }                    { * }               { * }               { * }                DWD26/2/
---------------------------------------------------------------------------------------------------------------------
15.           { * }                    { * }               { * }               { * }                DWD26/2/
---------------------------------------------------------------------------------------------------------------------
16.           { * }                    { * }               { * }               { * }                DWD26/2/
---------------------------------------------------------------------------------------------------------------------
17.           { * }                    { * }               { * }               { * }                DWD26/2/
---------------------------------------------------------------------------------------------------------------------
18.           { * }                    { * }               { * }               { * }                DWD26/2/
---------------------------------------------------------------------------------------------------------------------
19.           { * }                    { * }               { * }               { * }                DWD26/2/
---------------------------------------------------------------------------------------------------------------------
20.           { * }                    { * }               { * }               { * }                DWD26/2/
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule J to Services Agreement                           MSDW/IBM Confidential
                                     J-5                    Final Execution Copy

---------------------------------------------------------------------------------------------------------------------
                                 IBM Equipment at IBM Facilities (Midrange Equipment)
---------------------------------------------------------------------------------------------------------------------
  Item         Type and Description     Model Number        Serial Number       Location             Additional
 Number                                                                                              Information
---------------------------------------------------------------------------------------------------------------------
21.           { * }                    { * }               { * }               { * }                DWD26/2/
---------------------------------------------------------------------------------------------------------------------
22.           { * }                    { * }               { * }               { * }                DWD26/2/
---------------------------------------------------------------------------------------------------------------------
23.           { * }                    { * }               { * }               { * }                NOV29/2/
---------------------------------------------------------------------------------------------------------------------
24.           { * }                    { * }               { * }               { * }                NOV29/2/
---------------------------------------------------------------------------------------------------------------------
25.           { * }                    { * }               { * }               { * }                NOV29/2/
---------------------------------------------------------------------------------------------------------------------
26.           { * }                    { * }               { * }               { * }                NOV29/2/
---------------------------------------------------------------------------------------------------------------------
27.           { * }                    { * }               { * }               { * }                NOV43/2/
---------------------------------------------------------------------------------------------------------------------
/1/ Corresponding host number.
/2/ Corresponding SSA number.
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule J to Services Agreement                           MSDW/IBM Confidential
                                      J-6                   Final Execution Copy

2.       DATA NETWORK SERVICES EQUIPMENT

---------------------------------------------------------------------------------------------------------------------
                                           MSDW Equipment at IBM Facilities
---------------------------------------------------------------------------------------------------------------------
   Item        Type and Description     Model Number        Serial Number       Location             Additional
  Number                                                                                             Information
---------------------------------------------------------------------------------------------------------------------
1.            { * }                    { * }               { * }               { * }                { * }
---------------------------------------------------------------------------------------------------------------------
2.            { * }                    { * }               { * }               { * }                { * }
---------------------------------------------------------------------------------------------------------------------
3.            { * }                    { * }               { * }               { * }                { * }
---------------------------------------------------------------------------------------------------------------------
4.            { * }                    { * }               { * }               { * }                { * }
---------------------------------------------------------------------------------------------------------------------
5.            { * }                    { * }               { * }               { * }                { * }
---------------------------------------------------------------------------------------------------------------------
6.            { * }                    { * }               { * }               { * }                { * }
---------------------------------------------------------------------------------------------------------------------
7.            { * }                    { * }               { * }               { * }                { * }
---------------------------------------------------------------------------------------------------------------------
8.            { * }                    { * }               { * }               { * }                { * }
---------------------------------------------------------------------------------------------------------------------
9.            { * }                    { * }               { * }               { * }                { * }
---------------------------------------------------------------------------------------------------------------------
10.           { * }                    { * }               { * }               { * }                { * }
---------------------------------------------------------------------------------------------------------------------
11.           { * }                    { * }               { * }               { * }                { * }
---------------------------------------------------------------------------------------------------------------------
12.           { * }                    { * }               { * }               { * }                { * }
---------------------------------------------------------------------------------------------------------------------
13.           { * }                    { * }               { * }               { * }                { * }
---------------------------------------------------------------------------------------------------------------------
14.           { * }                    { * }               { * }               { * }                { * }
---------------------------------------------------------------------------------------------------------------------
15.           { * }                    { * }               { * }               { * }                { * }
---------------------------------------------------------------------------------------------------------------------
16.           { * }                    { * }               { * }               { * }                { * }
---------------------------------------------------------------------------------------------------------------------
17.           { * }                    { * }               { * }               { * }                { * }
---------------------------------------------------------------------------------------------------------------------
18.           { * }                    { * }               { * }               { * }                { * }
---------------------------------------------------------------------------------------------------------------------
19.           { * }                    { * }               { * }               { * }                { * }
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                     IBM Equipment
---------------------------------------------------------------------------------------------------------------------
  Item         Type and Description     Model Number        NCP Number          Location             Shared or
 Number                                                                                              Dedicated
---------------------------------------------------------------------------------------------------------------------
1.            { * }                    { * }               { * }               { * }                Dedicated
---------------------------------------------------------------------------------------------------------------------
2.            { * }                    { * }               { * }               { * }                Dedicated
---------------------------------------------------------------------------------------------------------------------
3.            { * }                    { * }               { * }               { * }                Dedicated
---------------------------------------------------------------------------------------------------------------------
4.            { * }                    { * }               { * }               { * }                Dedicated
---------------------------------------------------------------------------------------------------------------------
5.            { * }                    { * }               { * }               { * }                Dedicated
---------------------------------------------------------------------------------------------------------------------
6.            { * }                    { * }               { * }               { * }                Shared
---------------------------------------------------------------------------------------------------------------------
7.            { * }                    { * }               { * }               { * }                Shared
---------------------------------------------------------------------------------------------------------------------
8.            { * }                    { * }               { * }               { * }                Shared
---------------------------------------------------------------------------------------------------------------------
9.            { * }                    { * }               { * }               { * }                Shared
---------------------------------------------------------------------------------------------------------------------
10.           { * }                    { * }               { * }               { * }                Shared
---------------------------------------------------------------------------------------------------------------------
11.           { * }                    { * }               { * }               { * }                Shared
---------------------------------------------------------------------------------------------------------------------
12.           { * }                    { * }               { * }               { * }                Shared
---------------------------------------------------------------------------------------------------------------------
13.           { * }                    { * }               { * }               { * }                Shared
---------------------------------------------------------------------------------------------------------------------
14.           { * }                    { * }               { * }               { * }                Shared
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule J to Services Agreement                           MSDW/IBM Confidential
                                      J-7                   Final Execution Copy

---------------------------------------------------------------------------------------------------------------------
                                                    IBM Equipment
---------------------------------------------------------------------------------------------------------------------
  Item         Type and Description     Model Number        NCP Number          Location             Shared or
 Number                                                                                              Dedicated
---------------------------------------------------------------------------------------------------------------------
15.           { * }                    { * }               { * }               { * }                Shared
---------------------------------------------------------------------------------------------------------------------
16.           { * }                    { * }               { * }               { * }                Dedicated
---------------------------------------------------------------------------------------------------------------------
17.           { * }                    { * }               { * }               { * }                Dedicated
---------------------------------------------------------------------------------------------------------------------
18.           { * }                    { * }               { * }               { * }                Dedicated
---------------------------------------------------------------------------------------------------------------------
19.           { * }                    { * }               { * }               { * }                Dedicated
---------------------------------------------------------------------------------------------------------------------
20.           { * }                    { * }               { * }               { * }                Dedicated
---------------------------------------------------------------------------------------------------------------------
21.           { * }                    { * }               { * }               { * }                Dedicated
---------------------------------------------------------------------------------------------------------------------
22.           { * }                    { * }               { * }               { * }                Dedicated
---------------------------------------------------------------------------------------------------------------------
23.           { * }                    { * }               { * }               { * }                Dedicated
---------------------------------------------------------------------------------------------------------------------
24.           { * }                    { * }               { * }               { * }                Dedicated
---------------------------------------------------------------------------------------------------------------------
25.           { * }                    { * }               { * }               { * }                Dedicated
---------------------------------------------------------------------------------------------------------------------
26.           { * }                    { * }               { * }               { * }                Dedicated
---------------------------------------------------------------------------------------------------------------------
27.           { * }                    { * }               { * }               { * }                Dedicated
---------------------------------------------------------------------------------------------------------------------
28.           { * }                    { * }               { * }               { * }                Dedicated
---------------------------------------------------------------------------------------------------------------------
29.           { * }                    { * }               { * }               { * }                Dedicated
---------------------------------------------------------------------------------------------------------------------
30.           { * }                    { * }               { * }               { * }                Dedicated
---------------------------------------------------------------------------------------------------------------------
31.           { * }                    { * }               { * }               { * }                Dedicated
---------------------------------------------------------------------------------------------------------------------
32.           { * }                    { * }               { * }               { * }                Dedicated
---------------------------------------------------------------------------------------------------------------------
33.           { * }                    { * }               { * }               { * }                Dedicated
---------------------------------------------------------------------------------------------------------------------
34.           { * }                    { * }               { * }               { * }                Dedicated
---------------------------------------------------------------------------------------------------------------------
35.           { * }                    { * }               { * }               { * }                Dedicated
---------------------------------------------------------------------------------------------------------------------
36.           { * }                    { * }               { * }               { * }                Dedicated
---------------------------------------------------------------------------------------------------------------------
37.           { * }                    { * }               { * }               { * }                Dedicated
---------------------------------------------------------------------------------------------------------------------

         Additional Equipment used as of the Effective Date to provide Data Network Services for Dean Witter Reynolds is set forth in Attachment J-1 of this Schedule J. Additional Equipment used as of the Effective Date to provide Data Network Services for Discover and Novus Financial is set forth in Attachment J-2 of this Schedule J.

--------------------------------------------------------------------------------
Schedule J to Services Agreement                           MSDW/IBM Confidential
                                      J-8                   Final Execution Copy

                                   SCHEDULE K

                              Sample Audit Summary

The following table is a sample audit summary, the form of which shall be utilized by IBM pursuant to Section 10.2(b) of the Agreement. Each audit summary provided pursuant to such Section 10.2(b) shall at a minimum contain information corresponding to the various column headings set forth in the table below.

------------------------------------------------------------------------------------------------------------------------------------
                                                     Audit Summary
------------------------------------------------------------------------------------------------------------------------------------
  Area                        Audit Concern                           Recommendation                      Management Response
Reviewed
------------------------------------------------------------------------------------------------------------------------------------
Billing and    The billing process was not always followed    The billing process needs to be       Billing procedures were reviewed
Accounts       which caused untimely billing. Two concerns    strengthened in order to improve      by the IBM Deputy Project
Receivable     were noted; (1) the billing was delayed, at    controls. Management inspection       Executive and updated to reflect
               least 1 month, on 9% of the invoices           needs to be strengthened to ensure    the recommendation. This concern
               reviewed and (2) credit and rebill             timely and accurate billing.          was also raised at the monthly
               adjustments were processed on the entire                                             managers' meeting. A letter from
               amount of the invoices, instead of partial                                           the IBM Project Executive is
               credits.                                                                             being drafted and will be sent
                                                                                                    to all personnel involved, by
                                                                                                    07/15.
------------------------------------------------------------------------------------------------------------------------------------
Asset          The asset management process was not always    The process needs to be properly      Assets incorrectly recorded are
Management     properly documented or adhered to.  Of the     documented and administered.          currently being corrected.  This
               hardware assets sampled, 3% were                                                     will be completed by 08/31. The
               incorrectly recorded.                                                                asset mgmt. process has been
                                                                                                    updated. The IBM Project
                                                                                                    Executive has appointed a person
                                                                                                    to do reviews on a periodic
                                                                                                    basis to ensure the process is
                                                                                                    being administered correctly.
------------------------------------------------------------------------------------------------------------------------------------
Contract       The quality assurance process was not          Quality assurance reviews must be     The process of ensuring a QA
Performance    always followed. Three service offerings       completed for all future offerings.   review is completed prior to
               were signed in 1998 without completing the                                           signings has been communicated
               required quality assurance review.                                                   in a letter from the IBM Project
                                                                                                    Executive to the appropriate
                                                                                                    personnel.
------------------------------------------------------------------------------------------------------------------------------------
Financial      Financial reports/measurements provided to     A process needs to be established     A process for consistent
Management     the Project Executive varied with regard       to ensure consistent financial        financial reports and
               to data, format and timeliness. One            reports and measurements are          measurements will be documented
               department was providing actual revenue        provided,   including revenue and     and communicated. Contract cost
               and cost summaries while another department    cost plan versus actual analysis.     detail reports will be supplied
               was providing plan revenue and cost            Monthly contract cost detail          to the PE monthly. Responsible
               summaries.  Therefore, a consistent            reports should be supplied, for       Manager:  IBM Deputy Project
               detailed plan versus actual analysis was       review and analysis                   Executive. Target Date:  9/15
               not being performed. Also, detailed cost
               reports were not routinely provided for
               review.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule K to Services Agreement                           MSDW/IBM Confidential
                                      K-1                  Final Execution Copy

------------------------------------------------------------------------------------------------------------------------------------
Vendor            Process requirements were not followed.     Procurement guidelines need to be      A letter from the IBM Project
Relations and     A purchase order was established by the     enforced and purchase orders owned     Executive was sent to all
Accounts          project office that allowed other IBM       by the project office need to be       personnel on 7/10, to reinforce
Payable           organizations to obtain services from       limited  to project office             commitment to following
                  the vendor without generating their         activities only.  The requirement      procurement guidelines.
                  own purchase order. Also, documentation     to maintain documentation to
                  was not always sufficient to support        support invoice payments needs to
                  invoice payments or demonstrate receipt     be enforced and the receipt of
                  of goods and services.                      goods and services needs to be
                                                              validated.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule K to Services Agreement                           MSDW/IBM Confidential
                                      K-2                   Final Execution Copy

                                   SCHEDULE L



                             Certain IBM Competitors


        (a) { * }

        (b) { * }

        (c) { * }

        (d) { * }

        (e) { * }

        (f) { * }

        (g) { * }

        (h) { * }

        (i) { * }

        (j) { * }

        (k) { * }

        (l) { * }

        (m) { * }

        (n) { * }

        (o) { * }

        (p) { * }

        (q) { * }

        (r) { * }

        (s) { * }

        (t) { * }






--------------------------------------------------------------------------------
Schedule L to Services Agreement                           MSDW/IBM Confidential
                                        L-1                 Final Execution Copy

                                   SCHEDULE M

                     Certain Leases, Licenses and Contracts

-------------------------------------------------------------------------------------------------------------------
                                                       Leases
-------------------------------------------------------------------------------------------------------------------
    Item       Lessor     Description   Type/         Serial      Monthly      Annual       Lease    Lease
   Number                               Model         Number       Lease       Lease     Expiration  Number
                                                                  Expense     Expense       Date
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                            None as of the Effective Date
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                      Licenses
-------------------------------------------------------------------------------------------------------------------
     Item       Software            Description           Monthly Licence       Annual         License
    Number    Vendor Name                                   Maintenance         License      Maintenance
                                                             Expiration       Maintenance       Number
                                                                              Expiration
-------------------------------------------------------------------------------------------------------------------
      1       SAS Institute    { * }
-------------------------------------------------------------------------------------------------------------------
      2       SAS Institute    { * }
-------------------------------------------------------------------------------------------------------------------
      3       SAS Institute    { * }
-------------------------------------------------------------------------------------------------------------------
      4       SAS Institute    { * }
-------------------------------------------------------------------------------------------------------------------
      5       SAS Institute    { * }
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                                      Contracts
-------------------------------------------------------------------------------------------------------------------
   Item              Vendor Name                  Description             Monthly        Annual        Contract
  Number                                                                  Expense        Expense        Number
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                            None as of the Effective Date
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule M to Services Agreement                           MSDW/IBM Confidential
                                       M-1                  Final Execution Copy

                                   SCHEDULE N

                            International Agreements

Those supplements and other agreements executed by MSDW or an MSDW Affiliate and IBM (f/k/a Advantis) under that certain International Service Provider Agreement, between Dean Witter Reynolds, Inc. (an Affiliate of MSDW) and IBM (f/k/a Advantis), dated March 29, 1995 (such agreement the "ISPA", and such supplements collectively the "Existing Supplements") shall continue to be governed by the terms of the ISPA; provided, however, that with respect to the Existing Supplements, the Parties shall work in good faith to modify the terms and conditions of the ISPA to be consistent with the terms and conditions of the Agreement.

For any New Services to be provided internationally to MSDW or MSDW's Affiliates, the Parties (or the Affiliates of such Parties, if applicable) shall utilize the form attached to this Schedule N and incorporated by reference herein (any such agreements for New Services internationally executed after the Effective Date collectively the "International Services Agreements", and collectively with the Existing Supplements, the "International Agreements"). Such International Services Agreements are hereby incorporated by this reference into this Schedule N. Either Party, in its sole discretion, may execute, or authorize an Affiliate of such Party to execute, International Services Agreements.

Any amounts paid by MSDW or MSDW's Affiliates for Services provided under any International Agreements shall be included as part of (a) MSDW Aggregate Spending, and contribute to MSDW's satisfaction of the Minimum Annual Revenue Commitment, in accordance with Sections 8.1 and 8.2 of Schedule C; (b) "the aggregate of all charges incurred for Services", and contribute to the Customer Surplus Adjustment, in accordance with Section 7.3(a)(ii) of Schedule C; and (c) "the aggregate of all actual net charges incurred and paid" for purposes of calculating { * }.














________________________________________________________________________________
Schedule N to Services Agreement                          MSDW/IBM Confidential
                                        N-1               Final Execution Draft

                                                                   _____________
                                                       ISA Number: _____________

                        INTERNATIONAL SERVICES AGREEMENT

This International Services Agreement (the "International Services Agreement" or "ISA"), number ________ and dated ____________________ (the "ISA Date"), is entered into between __________________________, an Affiliate of MSDW, with a place of business located at __________________________ (the "MSDW Entity"), and __________________________, an Affiliate of IBM, with a principal place of business located at __________________________ (the "IBM Entity"). This ISA hereby incorporates the terms and conditions of that certain Agreement for Services between MSDW and IBM, dated July 1, 1999. The MSDW Entity and the IBM Entity may agree upon additional, unique country-specific terms and conditions as part of this ISA, which terms and conditions shall be set forth in Appendix 1 of this ISA. Capitalized terms not defined in this ISA shall have the meanings given them in the Agreement.

1.       TERM

         This ISA shall be effective as of the ISA Date specified above and shall continue until the earlier of (a) __________, (b) the date that the IBM Entity's and the MSDW Entity's obligations under this ISA have been fully performed in accordance with this ISA, or (c) termination of this ISA by the MSDW Entity for any reason and without cause upon thirty (30) days' prior written notice to the IBM Entity subject to the termination for convenience charges, if any, specified in Appendix 2 of this ISA.

2.       SCOPE OF SERVICES TO BE PROVIDED UNDER THIS ISA

         The IBM Entity shall perform the services, functions and responsibilities described in Appendix 1 of this ISA (which is hereby incorporated into this ISA by this reference) pursuant to the terms and conditions of this ISA.

3.       CHARGES

         The charges for such services, functions and responsibilities shall be as described in Appendix 2 of this ISA (which is hereby incorporated into this ISA by this reference), subject to Subsections 12.4(b) and
         (e) of the Agreement (as incorporated by reference herein).




MSDW ENTITY                           IBM ENTITY

Entity:_____________________          Entity:___________________

By:_________________________          By:_______________________

Printed:____________________          Printed:__________________

Title:______________________          Title:____________________

Date:_______________________          Date:_____________________






________________________________________________________________________________
Additional Supplement to Amended and Restated            MSDW/IBM Confidential
International Service Provider Agreement        AS-1


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                                                                     ___________
                                                         ISA Number: ___________

                                   APPENDIX 1

[Describe here the services, functions and responsibilities of the IBM Entity and the MSDW Entity, any Performance Standards, and any unique terms and conditions applicable to (a) such services, functions and responsibilities, and
(b) foreign countries in which such services, functions and responsibilities may be provided.]



































________________________________________________________________________________
Appendix 2 to International Services Agreement             MSDW/IBM Confidential
                                     ISA 1-1

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                                                                   _____________
                                                       ISA Number: _____________


                                   APPENDIX 2

[Describe adjustment to charges here, if this Appendix 2 is applicable pursuant to article 3 of the ISA.]











































________________________________________________________________________________
Appendix 2 to International Services Agreement            MSDW/IBM Confidential
                                     ISA 2-1

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                                   SCHEDULE O

                           Service Delivery Processes

The following table does not necessarily represent all of the Service delivery processes utilized by IBM to provide the Services. The Parties shall work together in good faith to compile a complete list of the Service delivery processes after the Effective Date.

------------------------------------------------------------------------------------------------------------------------------------
  Functional Areas      MSDW                  IBM Descriptions                                        Tools/Requirements
                      Processes
                        Cross
                      Reference
------------------------------------------------------------------------------------------------------------------------------------
NEW COMPUTING TECHNOLOGIES
------------------------------------------------------------------------------------------------------------------------------------
S1 Mid-range Platform              Provide Operating System, Database, Security,
Support                            Connectivity, Operational, and other support
                                   for business processes running on mid-range
                                   servers.
------------------------------------------------------------------------------------------------------------------------------------
1 Host to Host                     Connectivity & bi-directional data movement        { * } File transfer software between mainframe
Connectivity                       between distributed hosts leveraging current       and clients, as well as clients to clients,
                                   technologies and { * } and an { * } host           supporting IP, SNA and other protocols - { * }
                                   using { * }, { * } under { * }, and { * }          and { * } Client, { * } node w/{ * } adapter
                                   with the { * } as client and { * } host as         and Y2K date, { * } w/{ * } addresses, IP
                                   server.                                            addresses for { * } connection, { * } Server
                                                                                      software for { * } and client for { * }, { * }
                                                                                      software for { * }, PU defined on { * } w/{ *
                                                                                      } ILU and up to { * } dependant LU's defined.
------------------------------------------------------------------------------------------------------------------------------------
2 Mid-range Security               Automated processes used to monitor, check,        Scripts and packaged tools targeting Unix, NT
                                   and warn of changes to key system security         and mainframe based systems, routers,
                                   files and logs.                                    multiplexors, facility network equipment as
                                                                                      well as web hosted applications Tools { * }
------------------------------------------------------------------------------------------------------------------------------------
3 Mid-range Support -              Manual and automated functions used to define      { * }, Scripts and packaged tools handling
Application                        system resources, modify instance related          data movement on DASD, disk arrays for product
                                   userid's, administer { * } directory               code, instance environment and
                                   structures, define links for { * }, define
                                   databases and initial entries & default
                                   database parameters, deactivate databases,
                                   prune logs, create security reports,
                                   reorganize tables and
------------------------------------------------------------------------------------------------------------------------------------

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
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                                    update statistics, and backup databases.         database. As for software: { * }
------------------------------------------------------------------------------------------------------------------------------------
4 Mid-range Support -               Automated daily backups of file systems,         Midrange Hardware { * } with associated
Backup                              system configuration, & critical system          connectivity to routers { * }
                                    files to both tape and disk.
------------------------------------------------------------------------------------------------------------------------------------
5 Mid-range Support -               Determines whether is system is alive, what      Midrange Hardware with associated connectivity
Network                             run level it's at, { * } subsystem status,       to routers { * } & fast ethernet { * }
                                    if the console is hung or not, SNA
                                    connectivity status and reconnect.
------------------------------------------------------------------------------------------------------------------------------------
6 Mid-range Support -               Check logs for known hardware errors, file       Midrange Hardware with associated connectivity
OS                                  system usage for customer defined limits,        to routers Hardware: { * }
                                    extracts `sar' data and sends it to a web
                                    server for compilation, removes aged trace
                                    files, compares before and after IPL images,
                                    checks bootflag status, verifies mount
                                    points, creates audit/switch files.
------------------------------------------------------------------------------------------------------------------------------------
7 Mid-range Support -               Sends "hold & highlight" messages to the { *     Midrange Hardware Unix and NT scripting tools
Server                              } console, opens INFO tickets as necessary,      and packaged agents, Hardware: { * }
                                    sends informational email to { * } Support
                                    ID, supply `y' input o some scripts, change
                                    & lock/unlock the colops & service
                                    passwords, sends { * } Alerts, reinitializes
                                    the { * } boards, IPL's the servers.
------------------------------------------------------------------------------------------------------------------------------------
8 Mid-range Sys Assur               This process allows us to quickly and            Midrange Hardware Unix and NT scripting tools
Review Del'y                        produce the System Assurance Reports from        and packaged agents{ * }, and an { * } on
                                    { * } output.                                    another system. The system { * } is an { * }
                                                                                     with { * } of RAM. It is using { * }, which is
                                                                                     IBM's Y2K ready OS. The OS is patched with all
                                                                                     { * } patches as of { * }. The network card is
                                                                                     a { * }.
------------------------------------------------------------------------------------------------------------------------------------
9 Test                              Test scripts and functions used for              Hardware: { * }
                                    verification of changes prior to
                                    implementation in production.
------------------------------------------------------------------------------------------------------------------------------------
10 Contingency                      All backup and/or fallback plans required to     See All the Above.
                                    continue operation where possible.
------------------------------------------------------------------------------------------------------------------------------------
SDC PLANNING
------------------------------------------------------------------------------------------------------------------------------------
S2 Change Management                Assist management and staff in the tasks of
Service Delivery                    planning, documenting, coordinating and
Center                              monitoring changes to the Services Delivery
                                    Center's resources.
------------------------------------------------------------------------------------------------------------------------------------
11 Produce weekly                   Process used to create reports used for SDC      { * }
change planning                     Change Planning and Maintenance Window
reports                             Support. Reports provide information
                                    pertaining to change tickets created in the
                                    { * } system. Reports include  [ _ ]
------------------------------------------------------------------------------------------------------------------------------------
12 Change Management                Review Change records opened in the { * }        { * }
Administration                      database by the IBM SDC support groups and
                                    Operations to ensure all required fields
                                    contain valid information and install
                                    instructions. Risk assessment of requested
                                    changes and resolve any scheduling
                                    conflicts. Create IPL and/or POR tickets if
                                    change activity requires one. Create the
                                    weekly Change report to review with the IBM
                                    SDC support groups and Operations. Approve
                                    all tickets that have passed the review
                                    process.
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

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
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DATABASE AND ONLINE SYSTEMS
------------------------------------------------------------------------------------------------------------------------------------
S3 Online Systems                   The product evaluation, software build,
                                    installation, maintenance and problem
                                    determination associated with the { * }
                                    Online Systems and selected { * } Online
                                    Program Products. This support is provided
                                    for all { * } Online Systems operating in
                                    the Service Delivery Center data center
                                    environment.
------------------------------------------------------------------------------------------------------------------------------------
13 User Request        1a           This is the Process of gathering User            { * }
Management                          Requests for changes/additions to { * }
                                    Resources and archiving those requests when
                                    completed. This is either done through a
                                    series of { * } (in the case of some
                                    Customers) or through one of our { * }.
------------------------------------------------------------------------------------------------------------------------------------
14 Software Build      12,28        This process is used by the { * } Build Team     { * }Connectivity { * }
Maintenance                         to identify, create, control, and do initial
                                    testing on { * }. The output of this process
                                    is a set of Load Libraries and Installation
                                    Instructions used by the { * } Support Teams
                                    to install new Maintenance or Releases in
                                    { * }. { * } uses { * } to maintain its
                                    software.
------------------------------------------------------------------------------------------------------------------------------------
15 Software                         This process is used by the { * } Support        { * }
Maintenance                         Teams to install New Releases and/or
                                    Maintenance shipped to them by the { * }
                                    Build Team through the "Software Build
                                    Maintenance" Process. This uses the { * }
                                    provided by { * } Build to accomplish this.
------------------------------------------------------------------------------------------------------------------------------------
16 Configuration       3,5,10,11,   This is the process of various Configuration     { * } Generic Resources (Risk Assess)
Installation           12,15a/b,    Changes made to the { * } Regions. This
                       17,18,28     includes things like { * } Table Changes,
                                    { * } Resource Definition Online (RDO), and
                                    other tuning changes to improve { * }
                                    Performance.
------------------------------------------------------------------------------------------------------------------------------------
17 Component                        This is the process of defining both             { * }
Installation                        Production and Development { * } Regions and
                                    potentially adding the various Product
                                    Components to those Regions. They include
                                    things like { * } among others.
------------------------------------------------------------------------------------------------------------------------------------
18 Problem                          These are the processes used for                 { * }
Notification                        notification and Problem Determination for
                                    { * } System and Application Problems. This
                                    includes things like { * }, problem
                                    management reporting systems.
------------------------------------------------------------------------------------------------------------------------------------
19 Problem                          These are the processes used for                 { * }
Determination                       notification and Problem Determination for
                                    { * } System and Application Problems. This
                                    includes things like { * }, problem
                                    management reporting systems, amongst others.
------------------------------------------------------------------------------------------------------------------------------------
20 Class 1                          This process is the ability to download and      { * }
Contingency                         restore { * } Product Libraries and rebuild
                                    { * } Regions in the advent of a Contingency
                                    at a remote Host. This uses utilities such
                                    as { * } to rebuild the { * } Regions.
------------------------------------------------------------------------------------------------------------------------------------
21 Class 2                          This process is the ability to download and      { * }
Contingency                         restore { * } Product Libraries and rebuild
                                    { * } Regions in the advent of a Contingency
                                    at a remote Host. This uses utilities such
                                    as { * }.
------------------------------------------------------------------------------------------------------------------------------------
22 System              5,14,15a/b,  This is the process of using Various { * }       { * }
Performance            19,21        Tools to do Performance Monitoring and
Monitoring                          Tuning for the { * } Regions. This includes
                                    things like { * } among others.
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

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
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23 Security                           Security is maintained on the { * }              { * }
Management                            subsystems to ensure no unauthorized parties
                                      have access. Checking is done to make sure
                                      no { * }. Dataset profiles are created and
                                      only authorized parties are given access to
                                      these. Authorization { * } groups are
                                      defined and only certain ids are tied to
                                      those groups. This process is { * } today
                                      with a future
------------------------------------------------------------------------------------------------------------------------------------
24 Security                           There are { * } Current Processes in this        { * }
Reporting                             Area to be Tested, though there is a Project
                                      underway to enhance { * } Security
                                      Management.
------------------------------------------------------------------------------------------------------------------------------------
25 Scheduled           8              This is the processes that subsystems { * }      { * }
Maintenance                           Use to archive { * } Output, copy Dump
                                      Datasets, produce Transaction Abend Reports,
                                      load the { * } System Definitions into a { *
                                      } Database and Shut the { * } Regions down.
------------------------------------------------------------------------------------------------------------------------------------
S4 Database Systems                   The product evaluation, software build,
                                      installation, maintenance and problem
                                      determination associated with the { * }
                                      Database Systems and selected { * } Database
                                      Systems Program Products. This support is
                                      provided for all { * } Database Systems
                                      operating in the Service Delivery Center
                                      data center environment.
------------------------------------------------------------------------------------------------------------------------------------
26 User Request        1a             These are the processes used to fulfill user     { * }
Management                            requests related to the Database Systems
                                      platform.
------------------------------------------------------------------------------------------------------------------------------------
27 Software Build                     This is the process used by the Data Base        { * }
Maintenance                           (DB) Build team to create, control and
                                      identify various items that encompass
                                      database systems software and processes
                                      delivered to the Database Systems support
                                      teams. The end result being { * } that
                                      support { * } of software and { * } to
                                      existing software. The software contained in
                                      these packages are from various software
                                      vendors whose products comprise the Database
                                      Platform.
------------------------------------------------------------------------------------------------------------------------------------
28 Software                           These are the processes used by Database         { * }
Installation                          Systems Support to install and maintain the
                                      database platform. This includes the
                                      processes required to prepare and stage
                                      software changes.
------------------------------------------------------------------------------------------------------------------------------------
29 Configuration       3,5,9,10,11,   These processes consist of creating and          { * }
Maintenance            26             changing objects in the database subsystem
                                      necessary for the proper functioning of the
                                      database platform. An example of this is { *
                                      } changes.
------------------------------------------------------------------------------------------------------------------------------------
30 Component                          These are the processes used by the Database     { * }
Installation                          Systems team to build new Database platforms
                                      or add new features.
------------------------------------------------------------------------------------------------------------------------------------
31 Problem                            These are the processes used for                 { * }
Notification                          notification and problem determination
                                      related to the Database platform. This
                                      includes things like; { * } and collection
                                      of { * }.
------------------------------------------------------------------------------------------------------------------------------------
32 Problem                            These are the processes used for                 { * }
Determination                         notification and problem determination
                                      related to the Database platform. This
                                      includes things like; { * } and collection
                                      of { * }.
------------------------------------------------------------------------------------------------------------------------------------
33 Class 1             4,13           These are the processes used to insure the       { * }
Contingency                           smooth transition of subsystem { * }
                                      availability and operations to a remote site
                                      for the customer in the event of a disaster
                                      recovery where the primary { * } subsystems
                                      become unusable locally
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
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34 Class 2           4,13           These are the processes used to insure the       { * }
Contingency                         smooth transition of subsystem { * }
                                    availability and operations to a remote site
                                    for the customer in the event of a disaster
                                    recovery where the primary { * } subsystems
                                    become unusable locally.
------------------------------------------------------------------------------------------------------------------------------------
35 System            5,14,26        These are the processes used to monitor the      { * }
Performance                         database platform and notify the database
Monitoring                          systems support team in the event of
                                    unacceptable performance. This includes { *
                                    } and { * }.
------------------------------------------------------------------------------------------------------------------------------------
36 Security          9,26           These are the processes used to secure the       { * }
Management                          database platform which insures no
                                    unauthorized parties have access. This
                                    includes { * } to secure datasets and { * }
                                    objects.
------------------------------------------------------------------------------------------------------------------------------------
37 Security                         These are the processes executed regularly       { * }
Reporting                           to monitor for unauthorized activities
                                    related to the database platform.
------------------------------------------------------------------------------------------------------------------------------------
38 Scheduled         25,26          These are the processes executed regularly       { * }
Maintenance                         to maintain the database platform. These
                                    ensure availability and performance. An
                                    example is, { * } of the database { * }.
------------------------------------------------------------------------------------------------------------------------------------
S5 Messaging                        The product evaluation, software build,
Systems                             installation, maintenance and problem
                                    determination associated with the Mainframe
                                    { * } Messaging Systems and selected { * }
                                    Messaging Systems Program Products. This
                                    support is provided for all Mainframe { * }
                                    Messaging Systems operating in the Service
                                    Delivery Center data center environment.
------------------------------------------------------------------------------------------------------------------------------------
39 User Request      1a,27          This is the Process of gathering User            { * }
Management                          Requests for changes/additions to { * }
                                    Resources and archiving those requests when
                                    completed. This is either done through a
                                    series of { * } Panels (in the case of some
                                    Customers) or through one of our tools. { *
                                    }.
------------------------------------------------------------------------------------------------------------------------------------
40 Software          27             This process is used by the { * } Build Team     { * } Queue Managers.
Build                               to identify, create, control, and do initial
Maintenance                         testing on { * }. The output of this process
                                    is a set of Load Libraries and Installation
                                    Instructions used by the { * } Support Team
                                    to install new Maintenance or Releases in {
                                    * }. { * } uses { * } to maintain it's
                                    software
------------------------------------------------------------------------------------------------------------------------------------
41 Software          27             This process is used by the { * } Support        { * }
Maintenance                         Team to install New Releases and/or
                                    Maintenance shipped to them by the { * }
                                    Build Team through the "Software Build
                                    Maintenance" Process. This uses the
                                    LoadLib's and Installation Instructions
                                    provided by { * } the Build process to
                                    accomplish this.
------------------------------------------------------------------------------------------------------------------------------------
42 Configuration     3,5,11,27      This process is used by the { * } Support        { * } Queue Manager, { * }
Installation                        Teams to make configuration changes to { * }
                                    Subsystems. This includes things like { * },
                                    among others.
------------------------------------------------------------------------------------------------------------------------------------
43 Component         27             This process is used by the { * } Support        { * }
Installation                        Teams to build new { * } Subsystems and add
                                    unique features/products to the { * }
                                    Subsystems.
------------------------------------------------------------------------------------------------------------------------------------
44 Problem           27             These are the processes used for                 { * }Queue Manager
Notification                        notification and Problem Determination for {
                                    * } System and Application Problems. This
                                    includes things like { * } among others.
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
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
45 Problem Determination              27              These are the processes used for notification and         { * } Queue Manager
                                                      Problem Determination for { * } System and
                                                      Application Problems. This includes things like
                                                      { * } among others.
------------------------------------------------------------------------------------------------------------------------------------
46 Class 1 Contingency                27              This process is the ability to download and restore       { * }
                                                      { * } Product Libraries and rebuild { * }
                                                      Subsystems in the advent of a Contingency at a
                                                      remote Host. This uses utilities such as { * } to
                                                      Dump and Restore those Datasets, { * } to gather
                                                      { * } Definitions, { * } to transmit them to the
                                                      remote Host, and rebuild the { * } Subsystems.
------------------------------------------------------------------------------------------------------------------------------------
47 Class 2 Contingency                27              This process is the ability to download and restore       { * }
                                                      { * } Product Libraries and rebuild { * }
                                                      Subsystems in the advent of a Contingency at a
                                                      remote Host. This uses utilities such as { * } to
                                                      Dump and Restore those Datasets, { * } to gather
                                                      { * } Definitions, { * } to transmit them to the
                                                      remote Host, and rebuild the { * } Subsystems.

------------------------------------------------------------------------------------------------------------------------------------
48 System Performance                 5,14,27         This is the process of using a IGS Job to reset the       { * } Queue Manager
Monitoring                                            { * } Initial Channels as needed by the various
                                                      { * } Applications.
------------------------------------------------------------------------------------------------------------------------------------
49 Security Management                27              Security is maintained on the { * } subsystems to         { * }
                                                      ensure no unauthorized parties have access.
                                                      Checking is done to make sure no { * }. Dataset
                                                      profiles are created and only authorized parties
                                                      are given access to these. { * } groups are defined
                                                      and only certain ids are tied to those groups. This
                                                      process is { * } today with a future Process being
                                                      looked at to { * } this.
------------------------------------------------------------------------------------------------------------------------------------
50 Security Reporting                 27              This is the Process of Listing the Various { * }          { * }
                                                      Profiles (both dataset and system) that control the
                                                      execution of { * } and the protection of { * }
                                                      Messages.
------------------------------------------------------------------------------------------------------------------------------------
51 Scheduled Maintenance              27              These the Standard { * } Contingency Jobs that            { * }
                                                      backup { * } Subsystems.
------------------------------------------------------------------------------------------------------------------------------------
S6 Application Services                               The installation, maintenance and problem
                                                      determination associated with various Application
                                                      Services offered in the Service Delivery Center
                                                      data center environment. This support is provided
                                                      for the Global Business Systems, Network
                                                      Connectivity Systems, { * } and general
                                                      Environments operating in the Service Delivery
                                                      Center data center environment.
------------------------------------------------------------------------------------------------------------------------------------
52 User Request Management            1a              This the process of our Value Added Network Teams
                                                      to process input requests from the Application            { * }
                                                      Development Teams and generate Application JCL.

------------------------------------------------------------------------------------------------------------------------------------
53 Software Maintenance                               This process is the ability of our Application            { * }
                                                      Support Teams to install Maintenance and/or new
                                                      Releases of the Applications that they support.
                                                      This input to this is generally { * } and { * }
                                                      provided to those teams by the Application Support
                                                      Groups.
------------------------------------------------------------------------------------------------------------------------------------
54 Configuration Installation                         This process is the ability of the various                { * }
                                                      Application Teams to add Configurable Items to
                                                      those Various Applications. This includes things
                                                      like { * } and additions/ changes/deletions from
                                                      the { * } other applications.
------------------------------------------------------------------------------------------------------------------------------------
55 Component Installation                             This is the Process of using a JCL Generator to add       { * }
                                                      components to the { * } and { * } Applications in
                                                      the Value Added Network environments.
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

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
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
56 Problem Notification                               This are the Tools and Processes needed to do            { * }
                                                      Problem Determination in the Applications that we
                                                      support. Since most of those Applications run on a
                                                      common { * } Platform these Teams also use some of
                                                      the same Tools/Methods used by the Online Systems
                                                      Problem Determination to do their Jobs and as such
                                                      those were not re-tested by these Teams.
------------------------------------------------------------------------------------------------------------------------------------
57 Problem Determination                              This are the Tools and Processes needed to do            { * }
                                                      Problem Determination in the Applications that we
                                                      support. Since most of those Applications run on a
                                                      common { * } Platform these Teams also use some of
                                                      the same Tools/Methods used by the Online Systems
                                                      Problem Determination to do their Jobs and as such
                                                      those were not re-tested by these Teams.
------------------------------------------------------------------------------------------------------------------------------------
58 Class 1 Contingency                                This process is the ability to download and restore      { * }, IBM Utilities
                                                      Application Product Libraries and rebuild { * }
                                                      Regions and Applications in the advent of a
                                                      Contingency at a remote Host. This uses utilities
                                                      such as { * } to Dump and Restore those Datasets,
                                                      { * } to transmit them to the remote Host, and
                                                      rebuild the { * } Regions along with their
                                                      Applications.
------------------------------------------------------------------------------------------------------------------------------------
59 Class 2 Contingency                                This process is the ability to download and restore      { * }, IBM Utilities
                                                      Application Product Libraries and rebuild { * }
                                                      Regions and Applications in the advent of a
                                                      Contingency at a remote Host. This uses utilities
                                                      such as { * } to Dump and Restore those Datasets,
                                                      { * } to transmit them to the remote Host, and
                                                      rebuild the { * } Regions along with their
                                                      Applications.
------------------------------------------------------------------------------------------------------------------------------------
60 System Performance Monitoring                      These are the Processes used for Automated               { * }
                                                      Monitoring and Alerting of Problems within the
                                                      Supported Applications.
------------------------------------------------------------------------------------------------------------------------------------
61 Security Management                                Security is maintained for our Applications to           n/a
                                                      ensure no unauthorized parties have access.
                                                      Checking is done to make sure no { * }. Dataset
                                                      profiles are created and only authorized parties
                                                      are given access to these. { * } groups are defined
                                                      and only certain ids are tied to those groups. This
                                                      process is done { * } today with a future Process
                                                      being looked at to { * }.
------------------------------------------------------------------------------------------------------------------------------------
62 Security Reporting                                 There are { * } Current Processes in this Area to        n/a
                                                      be Tested, though there is a Project underway
                                                      { * }.
------------------------------------------------------------------------------------------------------------------------------------
63 Scheduled Maintenance                              These are the Processes/Jobs used by the
                                                      Application Support Teams to do Daily Backups and
                                                      Maintenance on the Application Datasets. Since
                                                      these Applications are { * } based on a common
                                                      platform they also use some of the Same Processes
                                                      as the Online Systems Scheduled Maintenance and
                                                      since those have already been tested these Teams
                                                      did not duplicate those tests.
------------------------------------------------------------------------------------------------------------------------------------
SDC HARDWARE MANAGEMENT
------------------------------------------------------------------------------------------------------------------------------------
S7 DASD Storage Services                              This service provides the technical infrastructure
                                                      including both DASD (Direct Access Storage Device)
                                                      hardware and Storage software to support IBM
                                                      Platform and Customer Application Data storage
                                                      requirements. These processes ultimately maintain
                                                      adequate capacity resources in support of IPS
                                                      services.
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
------------------------------------------------------------------------------------------------------------------------------------
64 Receive user requests for space    55,53a          User requests are received via e-mail. { * }. These      { * }
                                                      notes are reviewed by the ({ * }) department and
                                                      then dispersed to the group for processing.

------------------------------------------------------------------------------------------------------------------------------------
65 Storage pool monitoring -          71,64           This process is a vendor supplied software package       { * }
Vantage({ * })                                        that scans dasd and gathers space allocation
                                                      percentages. This is a started task and runs on one
                                                      system in a shared dasd complex. Scans of dasd are
                                                      done on regular { * } basis. Dataset information is
                                                      obtained { * } or by command if needed.
------------------------------------------------------------------------------------------------------------------------------------
66 Threshold processing and           71,64           This process is controlled by set figures,               { * }
notification - Vantage({ * })                         percentages, that when a certain threshold has been
                                                      exceeded, a { * } notification is done and an entry
                                                      is placed in a dataset that is monitored by the
                                                      Storage Administration group. If a pool has
                                                      exceeded the threshold for more than { * }, a WTO
                                                      is sent to operations to have Storage
                                                      Administration { * }.
------------------------------------------------------------------------------------------------------------------------------------
67 Allocate datasets ({ * })          63,64           This process will have batch jobs allocate datasets      { * }
                                                      using a vendor supplied process, { * }, IBM's { * }
                                                      processing and regular { * } allocations. A batch
                                                      job will also be submitted to execute the code that
                                                      { * } does to keep the job from abending from a
                                                      { * } abend.
------------------------------------------------------------------------------------------------------------------------------------
68 Alter and activate new { * }       54,58,68,64     This process will include a modification done to         { * }
routines - { * }                                      the { * } routines for space management{ * }. The
                                                      routines will then be translated, verified and
                                                      activated into the running system. Test will also
                                                      be done to make sure the changes done work as
                                                      designed.
------------------------------------------------------------------------------------------------------------------------------------
69 Full dump/restore                                  This process consists of using tools { * } to dump       { * }
                                                      { * } DASD volumes to tape and restoring either the
                                                      { * } DASD volume, or one or more selected datasets
                                                      back to disk.
------------------------------------------------------------------------------------------------------------------------------------
70 Primary space management - { * }   71,64,90        This process is the function that where { * }            { * }
                                                      migrates datasets from volumes by { * } management
                                                      criteria or define { * } parms in { * }.
------------------------------------------------------------------------------------------------------------------------------------
71 Recall migrated datasets - { * }   71,64           This process will have a batch job reference a           { * }
                                                      dataset that is migrated and verify that the
                                                      dataset is recalled. A { * } recall command will
                                                      also be issued to verify that a migrated dataset
                                                      will be recalled.
------------------------------------------------------------------------------------------------------------------------------------
72 Execute { * }                                      This process is part of the { * } software and is        { * }
                                                      just a parm used to collect information via control
                                                      cards
------------------------------------------------------------------------------------------------------------------------------------
73 Maintain { * } - { * }                             This process consists of using space management          { * }
                                                      software { * } to set up, monitor, communicate
                                                      with, query, and perform maintenance functions such
                                                      as { * } DASD subsystems.
------------------------------------------------------------------------------------------------------------------------------------
74 Problem & Change management                        Department changes are entered into the { * }            { * }
                                                      database on { * }. These changes are subject to
                                                      review by the Change Management Group. These are
                                                      reviewed and a determination is made to allow or
                                                      reject the activity for the upcoming change window.
                                                      Problem management tickets are handled as they are
                                                      opened. Support group(s) corrects the problem and
                                                      the problem record is then updated.
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75 { * } Backup and recycle           71              This process consists of verifying that the backup       { * }
functions                                             versions of files that { * } were has created
                                                      expire properly based on the values used when they
                                                      were
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                                                      created, and verifying that the recycle function,
                                                      which { * } tapes by { * } to new tapes, is also
                                                      working properly.
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76 Execute Snapshot                                   This process consists of using the { * }) products       { * }
                                                      to copy data within { * }) DASD subsystems. This
                                                      copy can be from either the "Live" volumes to the
                                                      backup ({ * }) volumes (SnapShot Backup) to create
                                                      a copy of the live data, or from the backup ({ * })
                                                      volumes to the "Live" volume (SnapShot Restore) to
                                                      restore the data.
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S8 Hardware Config Services                           This service provides the ordering, shipping,
                                                      installation, and configuration of Hardware in
                                                      support of IPS services.
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77 Receive user req for config                        User requests are received via e-mail { * }. These       { * }
changes ({ * }                                        notes are reviewed by the  department manager and
                                                      then dispersed to the group for processing
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78 Alter { * } gens                                   { * } is an panel driven application used to create      { * }
                                                      new system gens. These system gen's are then loaded
                                                      out to the processor to be installed at boot-up
                                                      { * } time or via a dynamic activation { * }.
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79 Dynamic activate of new gens                       Dynamic Activation of new system gens is the             { * }
                                                      process of installing a { * } without { * }. The
                                                      HSA (hardware storage area) is updated with the new
                                                      configuration and takes affect immediately. This is
                                                      only a temporary change until the next { * } of the
                                                      processor implements the change on a permanent
                                                      basis.
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80 Promoting IODEF's to production                    Promoting IODF's to production is the process of         { * }
                                                      exporting and/ or importing an IODF (I/O Definition
                                                      file) from one host to another host. An IODF file
                                                      is a vsam file which contains the system
                                                      configuration definitions and is the output from
                                                      HCD listed above.
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81 Block/Unblock ports on ESCON                       Escon directors are hardware switches which allow        { * }
directors                                             multiple hosts to communicate to the same device or
                                                      devices. These switches are controlled by a PC and
                                                      are also accessible via a host application called
                                                      { * }. Blocking a port on the escon switch, disables
                                                      a host or multiple hosts from a device. Unblocking
                                                      a port enables a host or multiple host to a device.
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82 Update processor profiles (HMC)                    HMC is the Hardware Management Console which             Access to Hardware
                                                      controls the processors in a datacenter. { * } are       Mgt. Console
                                                      carried out via the HMC. Each processor has a
                                                      profile defined on the HMC which defines the
                                                      processor. Hardware modifications are made via the
                                                      profile.
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83 Problem & Change Management                        Hardware configuration changes are entered into the      { * }
                                                      NPCA database on { * }. These changes are subject
                                                      to review by the Change Management Group. These are
                                                      reviewed and a determination is made to allow or
                                                      reject the activity for the upcoming change window.
                                                      Problem management tickets are handled as they are
                                                      opened. Hardware Configuration corrects the problem
                                                      and the problem record is then updated.
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84 HMC functionality during                           HMC is the Hardware Management Console which             Access to Hardware
                                                      controls the processors in a                             Mgt. Console
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IPLs &  PORs                                          datacenter. { * } are carried out via the HMC. The
                                                      HMC will be advanced to the year 2000 and normal
                                                      day to day processes will be tested.
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85 Sysplex timers                     16              Sysplex timers are a hardware device that sets the       { * }
                                                      clock on a processor and continuously monitors the
                                                      time checking for any fluctuations. A lab
                                                      environment exists where we will advance the timer
                                                      to year end and verify the timer functions
                                                      properly.
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S9 Contingency Services                               This service provides for the IPS Contingency or
                                                      Disaster recovery process which are outlined in
                                                      Contingency Bulletins manuals. Customers can select
                                                      ({ * }) recovery classes of service, set-up back-up
                                                      and recovery routines and document via the A.C.P.
                                                      (Application Contingency Plan) system. IBM provides
                                                      a recovered software platform and schedules
                                                      periodic tests.
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86 Receive user requests for tests    84a             User requests are received via e-mail Lotus Notes.       { * }
                                                      These notes are reviewed by the department and then
                                                      dispersed to the group for processing.
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87 ACP mismatch reporting                             This process produces reports containing a list of       { * } snapshot, { * }
                                                      tapes that match the { * } and a list of tapes in
                                                      the { * } that do not match the current { * } and
                                                      { * } entries.
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88 Contingency tape pull process                      This process produces reports containing a list of       { * } snapshot, { * }
                                                      tapes that match the customers { * } to be pulled
                                                      and shipped for a { * } and a list of tapes in the
                                                      { * } that do not match the current { * } and { * }
                                                      entries that will not be pulled and shipped for a
                                                      Contingency Test.
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89 ACP Bookmanager builds                             This process allows Customers to enter data into         { * } snapshot, { * }
                                                      their Application Contingency Plans and also
                                                      provides the mechanism to transfer the Customer's
                                                      data to the Contingency Planning Bookshelf, within
                                                      { * } and our { * } database.
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90 Problem & Change Management                        Department changes are entered into the { * }            { * }
                                                      database on { * }. These changes are subject to
                                                      review by the Change Management Group. These are
                                                      reviewed and a determination is made to allow or
                                                      reject the activity for the upcoming change window.
                                                      Problem management tickets are handled as they are
                                                      opened. Support group(s) corrects the problem and
                                                      the problem record is then updated.
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S10 Tape Services                                     This service provides the technical infrastructure       See Data Center Tape
                                                      including both { * } hardware and { * } software to      Operations Tools.
                                                      support IBM Platform and Customer Application Data
                                                      Tape storage requirements.
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91 Mount tapes as requested by                        Operators view mount requests { * }. Operator will
customers ({ * } routines)                            notate volser on { * } and retrieve specified
                                                      volser from the racks of the specified library.
                                                      Operator inserts tape into drive specified on the
                                                      { * }. Tape is removed from the drive after use and
                                                      placed in the assigned staging rack to be filed
                                                      back into the library racks.
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92 Create scratch lists                               The process of pulling available tapes for use as
                                                      scratch in tape processing. Process begins by
                                                      producing a listing of available scratch tapes
                                                      using { * } Tape Panel functions. Using the report,
                                                      scratch tapes are pulled from the racks by matching
                                                      { * } with the { * }. The pulled tapes are { * }
                                                      which are then placed in the designated area for
                                                      the library.
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93 Create vault lists                        Process begins by producing a listing of tapes,
                                             via { * } panels, that are designated to be sent
                                             off-site for a specified amount of time. Operator
                                             matches the { * } with { * } in the specified
                                             library racks and pulls the tape. Once listing
                                             has been completed pulled, the tapes are placed
                                             in { * } provided by { * }. A { * } used to { * }
                                             is sent with { * } as well as a { * } tapes
                                             designated to { * } the next day. When tapes are
                                             sent back from the vault as designated by the
                                             { * }, the operator { * } by { * } in the boxes
                                             with that of the { * }. Tapes are then filed into
                                             assigned slots for specified library.
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94 Synchronize automated                     { * } and { * } jobs are run on complexes that
libraries (scratch, etc)                     use { * } and have { * }. These jobs take the
                                             current { * } scratch list and upload this list
                                             to the { * } library manger. This is to { * } as
                                             to which volsers are scratches.
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95 Move tapes in and out                     Process begins by producing { * }, via { * }
of the data centers to                       panels, that are designated to be { * } for a
off site vaults                              specified amount of time.  Operator matches { * }
                                             with the { * } in the specified library racks and
                                             { * }. Once { * }, the tapes are { * } provided
                                             by { * }. A copy of the { * } is sent { * } as
                                             well as a copy of { * } designated to come back
                                             from { * }. When tapes { * } as designated by the
                                             { * }, the operator { * } by matching the { * }
                                             with that of the { * }. Tapes are then { * } for
                                             specified library.
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96 Receive and send out                      Operator retrieves tape from { * }. Tapes are then
tapes to other                               checked into the tape operations system using the
installations                                { * }. Tapes are { * } as required.
---------------------------------------------------------------------------------------------------------------------------
97 Track VTS performance                     { * } records are cut on all of the systems that
                                             have { * } subsystems running on them. The { * }
                                             records are then transmitted to { * } and loaded
                                             into the {* } database for { * } review.
---------------------------------------------------------------------------------------------------------------------------
98 Problem & Change                          Department changes are entered into the { * }
Management                                   database on { * }. These changes are subject to
                                             review by the Change Management Group. These are
                                             reviewed and a determination is made to allow or
                                             reject the activity for the upcoming change
                                             window. Problem management tickets are handled as
                                             they are opened. Support group(s) corrects the
                                             problem and the problem record is then updated.
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99 Tape abend tracking                       Info tickets are opened whenever { * }, these
procedures                                   tickets are reviewed { * }  and placed in a
                                             database for error trending.  They are also sent
                                             to IBM-CE's and datacenter operations on a { * }
                                             basis.
---------------------------------------------------------------------------------------------------------------------------
100 Bad tape removal                         Tapes are flagged as having errors via several
procedures                                   methods: { * }. Operator checks the { * } database
                                             to verify if designated tape is in scratch status
                                             or is live. Tapes that are in scratch status are
                                             { * }. Operator updates { * } database to put
                                             designated volser in { * }. Operator removes the
                                             external label from the { * } and affixes the
                                             label to a { * }. The tape is then initialized
                                             via the { * } panels which { * } database. After
                                             the tape has been verified it is { * } for use in
                                             processing. If a tape is live, the programmer or
                                             support group will { * } so that { * }. Once { * }
                                             or support groups gives the OK, the tape is { * }
                                             using the
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                                             above procedures. (see related processes for
                                             initialization and verification)
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101 Electronic vaulting                      { * } database driven tool to transmit the
({ * } base)                                 updated { * } picking, distribution, and
                                             inventory reports to the { * }. This tool is
                                             also used to { * } via the { * } process.
                                             Process is used in both the { * } and { * }
                                             sites.
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102 Tape support options                     Panels are available with various tape cartridge
panel                                        information such as { * }.
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103 { * } product                            This product is currently only being used to
                                             move tape files from { * } into { * } to allow us
                                             to discontinue { * }. For now it is only available
                                             on { * } systems. { * } support is coming later.
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104 Library Manager for                      One of the disco'd { * } in { * } will be
the { * } and { * }                          connected to the { * } lpar and tested for Y2K
                                             compatibility.
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S11 Cap Plan and Perf                        This service provides the technical infrastructure
Services                                     to adequately monitor SYSTEMS performance which
                                             can include CPU, DASD I/O and Tape I/O. These
                                             processes ultimately maintain adequate capacity
                                             resources in support of IPS services.
---------------------------------------------------------------------------------------------------------------------------
105 Receive user requests                    User requests are received via e-mail { * }. These     { * }
({ * })                                      ntes are reviewed by the department and then
                                             dispersed to the group for processing.
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106 Set { * }, { * } to                      Parameters The { * } and { * } are members             { * }
alter performance settings                   contained in { * } that are used to control the
                                             performance group and dispatch priorities of
                                             workload on the host system. Changes to alter
                                             the performance settings are done by using { * }
                                             to editing the appropriate { * } or { * } member
                                             then issuing an { * } command to activate the
                                             change.
---------------------------------------------------------------------------------------------------------------------------
107 SLA monitoring &        5,20             The SLA Monitoring and Reporting process is used       { * }
reporting                                    to gather and report on data detailing the
                                             processor service that measured jobs receive.
                                             { * } data is used as input, collected in a { * }
                                             database, and then a series of { * } reports are
                                             run to summarize the data various ways. The
                                             reports are:
                                             [X] SLA Compliance for All Customers: By Host
                                             [X] Consolidated Class of Service Report for All
                                                 Systems: By Customer
                                             [X] Service Levels: By Group, Type, Class, Month
                                             [X] Service Levels: By Sysid, Type, Class, Month
                                             The reported service levels are then compared
                                             against the objectives set forth in the contract
                                             to determine compl
---------------------------------------------------------------------------------------------------------------------------
108 Collect and report      87               The SLA Monitoring and Reporting process is used       { * }
System & { * } performance                   to gather and report on data detailing the
data                                         processor service that measured jobs receive.
                                             { * } data is used as input, collected in a { * }
                                             database, and then a series of { * } reports are
                                             run to summarize the data various ways. The
                                             reports are:
                                             [X] SLA Compliance for All Customers: By Host
                                             [X] Consolidated Class of Service Report for All
                                                 Systems: By Customer
                                             [X] Service Levels: By Group, Type, Class, Month
                                             [X] Service Levels: By Sysid, Type, Class, Month
                                             The reported service levels are then compared
                                             against the objectives set forth in
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                                             the contract to determine compliance.
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109 Host Capacity           69               The method in which { * } data is downloaded into      Workstation, { * } data fed into
trend analysis                               LOTUS 123 spreadsheets, { * } is done against the      Lotus spreadsheet
                                             data, and Lotus Freelance charts are produced
                                             showing { * }.  In addition, { * } projections
                                             provided by the customer in the form of { * } may
                                             be factored into the spreadsheet calculations.
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110 Load balancing/Host     69               The process by which workload (Jobs, Started Tasks,    Workstation, { * } data fed into
upgrade workload analysis                    CICS Regions) are analyzed to determine whether or     Lotus Spreadsheet, { * } for
& movement                                   not they can be moved to an alternate host in a        change records
                                             shared DASD environment to support an { * } due to
                                             a { * }. Using workload and host projections
                                             derived from the "Host Capacity Trend Analysis",
                                             it can be determined whether or not { * } on an
                                             { * }. Scheduling of { * } is coordinated with
                                             operations via the standard NPCA change control
                                             process.
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SYSTEMS SOFTWARE
------------------------------------------------------------------------------------------------------------------------------------
S12 S/390 Sys Software                       The product evaluation, software build,
Support                                      installation, maintenance and problem determination
                                             associated with the Operating System and selected
                                             Program Products in an MVS environment. This
                                             support is provided for all MVS systems operating
                                             in the Service Delivery Center data center
                                             environment.
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111 Problem Notification                     When problems occur the Problem Notification Process   { * },Telephone, { * }
Premier MVS                                  { * } using { * } that are integrated with { * } and
                                             { * }. The purpose of the Problem Notification
                                             process is to provide immediate attention to
                                             problems.
                                             The Problem Notification process consists of the
                                             following steps:
                                             [_]  Update { * } with { * }, such as { * } and so
                                             on.
                                             [_]  System management tools, monitoring utilities,
                                             or operations { * } a possible problem.
                                             [_]  Support staff update, assign, and close problem
                                             tickets in { * } database.
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112 Problem Notification                     When problems occur the Problem Notification process   { * }
Program Products                             { * } using { * } that are integrated with { * } and
                                             { * }. The purpose of the Problem Notification
                                             process is to provide immediate attention to
                                             problems.
                                             The Problem Notification process consists of the
                                             following steps:
                                                 .  Update { * } with { * }, such as { * } and so
                                                 on.
                                                 .  System management tools, monitoring utilities,
                                                 or operations { * } a possible problem.
                                                 .  Support staff update, assign, and close
                                                 problem tickets in { * } database
------------------------------------------------------------------------------------------------------------------------------------
113 Problem Notification                     Perform Testing of the following INFO Database         { * }
Commercial MVS                               Functions:
                                             1.) Test the ability to { * } of possible platform
                                             product error.
                                             2.) Test the ability to create & schedule a { * }.
                                             3.) Test the ability to look up and access SUPREC's
                                             for notifying support groups.
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114 Problem Determination   57               The purpose of the Problem Determination process is    { * }
Premier MVS                                  to establish an ongoing process of resolving
                                             problems. The objective is to minimize the impact of
                                             problems affecting services and optimize the time
                                             and effort spent in problem solving. The Problem
                                             Determination process identifies the source of a
                                             problem at a level sufficient to enable corrective
                                             action. Several tools and methods are used in the
                                             process:
                                             [X] Viewing of { * }.
                                             [X] Using { * } and { * } sessions.
                                             [X] Transmission of problem documentation and dumps
                                             using { * } and { * }.
------------------------------------------------------------------------------------------------------------------------------------
115 Problem Determination                    The purpose of the Problem Determination process is    { * }
Program Products                             to establish an ongoing process of resolving
                                             problems. The objective is to minimize the impact
                                             of problems affecting services and optimize the
                                             time and effort spent in problem solving. The
                                             Problem Determination process identifies the source
                                             of a problem at a level sufficient to enable
                                             corrective action. Several tools and methods are
                                             used in the process:
                                                  .  Viewing of { * }.
                                                  .  Using { * } and/or { * } sessions.
                                                  .  Transmission of problem documentation and
                                                  dumps using { * } and { * }.
                                                  .  Vendor technical support phone access
------------------------------------------------------------------------------------------------------------------------------------
116 Problem Determination   57               Analyze software problems to determine cause and       { * }
Commercial MVS                               correction using the following products.
                                             1.) Test the capability of transmitting problem
                                             documentation, dumps using the following tools.
                                             ({ * }).
                                             2.) Test the ability to setup { * } session between
                                             2 parties.
                                             3.) Verify access to { * } from Y2K during testing
                                             dates.
                                             4.) Test the ability to access online documentation
                                             using { * } on a Y2K system.
                                             5.) Verify { * } is Y2K compliant with the vendor.
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117 Build and Package                        The process is defined as the ability to use { * }     { * }
Software Maintenance -                       to receive apply, and accept IBM software on an MVS
MVS                                          platform.
------------------------------------------------------------------------------------------------------------------------------------
118 Build and Package                        The process of building and packaging software         { * }
Software Maintenance -                       maintenance consists of { * }, customizing the { * }
PC&I                                         according to { * }.  The process also includes the
                                             creation and testing of the { * } required to roll
                                             the { * } to a { * } if necessary.
------------------------------------------------------------------------------------------------------------------------------------
119 Implementation of       49,50            { * } typically distributes software upgrades and      { * }
Software Maintenance -                       maintenance via { * } volume replacements. This
PREM                                         process is implemented when there are many { * },
                                             when { * } is installed, or if a change requires
                                             { * }. The process involves creating a new { * }
                                             from which to { * }, leaving the current { * } as
                                             the contingency for any {
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                                             * }, { * } is the product generally used to install
                                             software upgrades and maintenance, however some OEM
                                             products use module replacement as an alternative
                                             method. In these cases individual { * } libraries
                                             are updated according to installation instructions.
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120 Implementation of                        This process consists of receiving Software packages   { * }
Software Maintenance -                       from the PC&I group to install software maintenance.
PROD                                             .  Notification of package readiness (via { * })
                                                 .  Access to install documentation ({ * }).
                                                 .  Use { * } ({ * },for example) to install new
                                                 software.
                                                 .  Implement new software product passwords when
                                                 required.
                                             Follow the implementation instructions received from
                                             PC&I which will vary from product to product.
------------------------------------------------------------------------------------------------------------------------------------
121 Implementation of       49,50            Perform the implementation of packaged software        { * }
Software Maintenance -                       by successfully executing the { * } process to
COMM                                         implement new { * } for individual fixes and system
                                             integrity.
------------------------------------------------------------------------------------------------------------------------------------
122 Build and Package                        The process of building and packaging new software     { * }
New Software Releases -                      releases consists of { * }, usually { * },
MVS                                          installing { * } on a { * }, customizing the { * }
                                             according to { * }. The process also includes the
                                             { * } of the { * } required to roll the { * } to a
                                             { * } if necessary.
------------------------------------------------------------------------------------------------------------------------------------
123 Build and Package                        Provide the ability to build and install a new         { * }
New Software Releases -                      release of the operating system, and Third Party
Prod                                         products, In order to provide a stable system
                                             environment, which has the ability to effectively
                                             support the client business. This process consists
                                             of the ability to { * } new { * } for the delivery
                                             to the MVS Support groups.
------------------------------------------------------------------------------------------------------------------------------------
124 Implementation of                        { * } typically distributes software upgrades and      { * }
New Software Releases -                      maintenance via { * } volume replacements. This
Prem                                         process is implemented when there are { * }, when
                                             { * }, or if a change requires { * }. The process
                                             involves creating a new { * } volume from which to
                                             { * }, leaving the current { * } volume as the
                                             { * } for any { * }.
------------------------------------------------------------------------------------------------------------------------------------
125 Implementation of                        This process consists of receiving Software            { * }application{ * }
New Software Releases -                      packages from the PC&I group to install new
Prod                                         software releases.
                                                 .  Notification of package readiness (via
                                                 { * })
                                                 .  Access to install documentation ({ * }
                                                 or { * }).
                                                 .  Use { * } ({ * example) to install new
                                                 software.
                                                 .  Implement new software product passwords
                                                 when required.
                                             Follow the implementation instructions received from
                                             PC&I which will vary from product
------------------------------------------------------------------------------------------------------------------------------------
126 Implementation of                        Production implementation of packaged software. The    { * }
New Software Releases -                      capability of accessing install package information
Comm                                         that may be located in { * }. Perform the testing of
                                             production packaged software, by building new { * }
                                             and running jobs that update to the new { * }S
                                             successfully. (The successful execution of { * } jobs
                                             that update the { * }.
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127 Contingency Platform Build      88             The process of building a Contingency Platform     { * } or { * }.
                                                   consists of restoring the MVS platform from
                                                   production backup data sets to contingency
                                                   DASD volumes. The contingency host is then
                                                   { * } from { * }.
-----------------------------------------------------------------------------------------------------------------------------------
128 Change Request Processing                      To provide the ability to implement system         { * }
- Build                                            software changes on an Operating system that
                                                   will effectively support and maintain the client
                                                   production environment. This process will verify
                                                   the ability to effectively deliver changes to
                                                   the Production environment, with minimal
                                                   disruption and impact to the client.
-----------------------------------------------------------------------------------------------------------------------------------
129 Change Request Processing                      Perform the successful building / changing of      { * }
- Platform Prod                                    JCL statements in Job/Procs/Logons or Rexx,
                                                   Clist creation / alteration for production.
-----------------------------------------------------------------------------------------------------------------------------------
130 Change Request Processing                      The Change Request Process is used to identify,    { * }
- PREMMVS                                          evaluate, and coordinate required changes. The
                                                   Change Request Process is a series of steps for
                                                   providing the customer with maximum system
                                                   stability and availability. The steps in the
                                                   change request process are:

                                                   . Initiation - A change request is sent via
                                                   e-mail to { * } using { * }.

                                                   . Review - The { * } request is reviewed and an
                                                   { * } change ticket is created.

                                                   . Scheduling - The change ticket is scheduled for
                                                   { * }.

                                                   . Approval - The change ticket is reviewed by
                                                   change management and is approved.

                                                   . Implementation - Standard methodologies are
                                                   used to implement the change. The change ticket
                                                   is closed with appropriate completion code.

                                                   . Follow-up/Reporting - { * } and { * } reports
                                                   review changes that have been implemented.

-----------------------------------------------------------------------------------------------------------------------------------
131 Change Request Processing                      Define and Communicate Program Product Change      { * }
PC & I                                             This process consists of a series of steps
                                                   designed to provide the customer with maximum
                                                   system stability and availability. The steps in
                                                   the change request process are:
                                                        .  Initiation - A change request is sent
                                                        to { * } using { * }
                                                        .  Review - The { * } request is
                                                        reviewed and an { * } change ticket is
                                                        created.
                                                        .  Scheduling - The change ticket is
                                                        scheduled for { * }
                                                        .  Approval - The change ticket is reviewed
                                                        by change management and is approved.
                                                        .  Implementation - Standard
                                                        methodologies are used to implement the
                                                        change. The change ticket is closed with
                                                        appropriate completion code.

-----------------------------------------------------------------------------------------------------------------------------------
132 SMF Data Collection -           25             The { * } group is responsible for the capture      { * }
PREMMVS                                            and availability of SMF data from the time { * }
                                                   until it is { * } into { * } and { * } GDG files.
                                                   The following outlines the tasks for dumping and
                                                   collecting SMF data on each host:
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                                                    . SMF data is dumped from system files
                                                    periodically every { * } according to { * }.
                                                    . At { * }. OPCA submits { * } job to
                                                    complete the capture of all the { * } SMF data.
                                                    . Jobs { * } the consolidates the data into a
                                                    single { * } DASD file.
                                                    . Jobs { * } then merge the consolidated daily
                                                    file to the { * } SMF data tape.
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133 SMF Data Collection Comm         25             Perform the collection of SMF data by running the          { * }
                                                    full volume { * } jobs to collect the data. We will
                                                    then run the SMF extract jobs to extract billing SMF
                                                    data and verify the data is valid.
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134 Change Request Processing                       PC&I use of the change request process is for              { * }
Build                                               contingency. The contingency process requires
                                                    scheduling a load { * } of the contingency host.
                                                    The load { * } is scheduled by logging on to the { *
                                                    } system and opening an { * }. The change ticket is
                                                    then reviewed by change management and approved.
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135 Tape Management Using { * }                     Perform Tape Management processes using { * }, by          { * }
Process - Commercial MVS.                           testing functionality of the { * } panels and the
                                                    running of { * } batch related jobs.
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136 One Pack Recovery Process -                     Build and test the one pack recovery process by { * }.     { * }
Commercial MVS                                      The { * } will consist of { * } the one pack recovery
                                                    volume after the Jan. 1st 2000 date. The one pack
                                                    recovery process allows support to correct problems
                                                    with a production RES in a non shared environment
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S13 S/390 Automation Services                       Provides installation and support of various automation
                                                    solutions that enable the SDC datacenters to more
                                                    easily manage operations of both MVS and VM systems as
                                                    well as some distributed platforms. These solutions
                                                    include { * } on the mainframe side. On the distributed
                                                    platform, it includes the following { * } products: { * }.

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137 Change request Processing                       This process allows introduction of change to the          { * }
Auto                                                production environment with minimal impact. It includes
                                                    receiving requests to the { * } for automation changes,
                                                    reviewing and scheduling those changes via { * } on the
                                                    { * } system, and then scheduling the change by { * }
                                                    in the { * } System.
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138 Alert Mgmt/Auto Paging           2,30,40        The process of alerting operations or support to           { * }
                                                    various exceptions. This includes receiving alerts to
                                                    the { * }, and taking automated action via a { * }.
                                                    These { * } can either { * } for notification to
                                                    operators who are monitoring the systems.  The process
                                                    can include automatically { * } in the { * } system, and
                                                    can also include automatic { * } via { * }, the { * }
                                                    system and { * }.
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139 Problem Notification                            The process of notification of problems with supported     { * }
                                                    software to the { * } staff.  This will be tested via a
                                                    { * } generated by a { * } run against the { * } system
                                                    for open problem tickets assigned to the { * } department.
                                                    The report is then { * } to the departmental { * } and all staff members.
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140 Problem Determination                           The process is used to determine problems with automation  { * }
                                                    and includes
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                                                    creating and retaining { * }, turning on { * },
                                                    generating { * } and creating { * } for use in
                                                    problem determination.
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141 Build and Package Software                      Process of ordering, receiving, SMP/E installing and       { * }
Maintenance                                         preparing maintenance software for installation. The
                                                    maintenance software is ordered and received via
                                                    appropriate IBM mechanisms, generally { * }. An { * }
                                                    is done and a list of { * } is generated. The { * }
                                                    detail those { * } that need to be { * } to{ * }
                                                    the software. { * } are prepared, as needed, and
                                                    the software is { * } to a { * } where it is { * }.
                                                    When the { * } has been completed successfully,
                                                    the { * } is modified to allow the maintenance
                                                    software to be { * }.
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142 Implementation of Software                      The process to apply product fixes, preventive             { * }
Maintenance                                         maintenance and enhancements to existing levels of
                                                    automation software. Prepared libraries are sent to
                                                    { * }. Appropriate changes are made, as needed, on the
                                                    { * }. The application is then { * }, on the { * },
                                                    to insure the { * } were { * }.
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143 Build and Package New Software                  Refer to Build & Package Software Maintenance test plan.   { * }
Releases
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144 Implementation of New Software                  Same process as Implementation of Software Maintenance     { * }
Releases                                            test plan.
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145 Modify S/390 Automation Source                  The process of updating or modifying automation source     { * }
Code                                                code, including automation message tables and control
                                                    files, locally written { * } and { * } custom scripts.
                                                    The { * } and { * } are edited in { * }. The control
                                                    files are updated via the { * } provided with { * }. The
                                                    { * } scripts are updated using the { * } editor on { * }
                                                    and { * } for { * }.
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146 Manage S/390 Automation source                  The process is used to ship, test and load automation      { * }
Code                                                tables (control and message). Tables are shipped from a
                                                    { * } to { * }.  Tables are tested by { * } from either
                                                    { * } or { * } to the target system. If tested
                                                    successfully, tables are staged to be loaded into
                                                    production. If test is unsuccessful, { * } of the test
                                                    failure for correction. Once staged, tables are loaded
                                                    on the target system based on timed events.
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147 S/390 Automation PROCOPTS                       The process of adding new system definitions and           { * }
Hardware Support                                    reconfiguring Proc-Ops to reflect that. A request for
                                                    a new Proc-Ops definition is { * }, based on new
                                                    system requirements for Proc-Ops/TSCF access.  An { * }
                                                    ticket in the { * } system is created and the task is
                                                    delegated to Proc-Ops support. Support runs the { * }
                                                    configuration dialogs to generate a new  { * }.
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S14 Sys Software Appl                               The design, development and second level support of
Development                                         Service Delivery Center developed software. This
                                                    software includes { * } subsystems and programs. The
                                                    primary platform for the software developed is { * }
                                                    however, there are some { * } applications that have
                                                    been developed for internal Service Delivery Center use.
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148 Modify Software Source           61             Use { * } tools and { * } to modify, compile, and link     { * }
                                                    source code and
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Code & Documentation                                documentation. Testing will also include { * }
                                                    to a { * } using { * } followed by { * } via { * }.
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149 Manage Software Source           61             Perform SCLM function testing . This includes { * }            { * }
Code & Documentation                                project definitions.
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150 Problem Determination for                       Perform testing and debug functions for programs               { * }
Developed Software                                  using { * }, { * } to access dumps, { * } command
                                                    and { * } functions for debugging.
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ENTERPRISE PLATFORMS
& SERVICES
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S15 RACF Data Security                              Provides mainframe security protection across the
                                                    { * } using RACF for both MVS and VM Operating
                                                    Systems. This includes the initialization,
                                                    administration, and control of { * }. Identifying
                                                    and analyzing exception conditions and reacting to
                                                    those conditions is also part of this service.
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151 RACF Commands                    75,78          The process of initiating and completing a request             { * }
                                                    for the implementation of RACF security protections
                                                    on IPS systems. Requests are received { * }, meeting
                                                    or initiated by changes in IBM standards. (Based upon
                                                    the nature of the request(s), a Change Management
                                                    record(s) may or may not be created.) Any/all RACF
                                                    commands may be issued on the needed system(s) to
                                                    ensure the needed security requests are activated and
                                                    completed. Requester is informed as to the completion
                                                    of any request, files are clear to show that processing
                                                    has taken place and/or Change records are closed.
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152 RACF Passwords                                  The process of requiring a password to be changed              { * }
                                                    because of an { * } or of { * } based upon a { * } time
                                                    frame. This process is an automatic process based on
                                                    { * } set up when a userid was created and the { * }
                                                    interval of { * } on most systems. No interaction is
                                                    necessary by security administrators.
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153 RACF Dump and Restore            80             The process of copying, compressing and/or rebuilding a        { * }
                                                    RACF database in order to enhance performance or
                                                    correcting certain RACF database errors. It is process
                                                    which is handled { * } (or on request from the performance
                                                    group).Change Management records are always created.This
                                                    activity takes place { * }, where { * } is occurring.The
                                                    primary RACF database is { * }, using the { * }, into the
                                                    { * } database.The newly compressed { * } is then { * } to replace the { * }. Upon completion Change records are
                                                    closed.
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154 RACF SMF Processing              26             The process of collecting RACF security audit information      { * } Tables on
                                                    from all IPS systems and the loading of this information       { * }
                                                    into a { * } database. { * } data is transmitted { * }.
                                                    It is additionally coded after determining customer owner
                                                    and loaded into one of { * } tables. Data consist of
                                                    { * }. The database is made available to { * } to access
                                                    only information which { * } according to its related
                                                    existing RACF structure. Data can and is used to { * }.
                                                    General { * } reports are also made available to customers in RMDS. Raw data is retained for a minimum period of
                                                    { * }.
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155 RACF Extract and Database    80             The process of collecting information contained on         { * } Tables on { * }
Load                                            all IPS RACF databases, which includes { * }, and
                                                loading this information into a { * } database. RACF
                                                data is unloaded via a RACF database unload utility
                                                and transmitted { * } on a preset schedule from every
                                                host system to { * }. This data is, in turn, massaged
                                                and loaded into the { * } consisting of many tables to
                                                be used for { * }. Data is current to { * }. The
                                                database is made available to { * } to access only
                                                information resources which { * }" on each specific
                                                RACF database. General { * } reports are made available
                                                to customers in RMDS on { * }.
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156 Data Security Maintenance    75,79,81,83,7  The process of maintaining accurate ownership              { * }
                                 2a,74,77       information of userids on all IPS RACF databases.
                                                Regarding internal IBM userids, the Human Resources file
                                                contains { * } and is used to determine current need for
                                                most existing { * }. Files are created { * } to update/
                                                delete the necessary authorities automatically. Internal
                                                IBM userids are manually hard revoked and deleted when
                                                their owners have { * }. { * }, customer and internal
                                                IBM userids, which have been inactive for { * } on
                                                Heritage IPS systems, are deleted through a combination
                                                of { * } procedures. Change Management records are opened
                                                and closed each { * } for this mid-month processing.
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157 RACF Report Generation       82             The process of extracting predetermined or ad hoc          { * } Tables on { * }
                                                information from either the { * } tables or the { * }
                                                tables and reporting this information, as needed.
                                                Information is loaded into { * } tables { * } or { * } as
                                                predetermined (see above - RACF SMF Processing and RACF
                                                Extract and Database Loads processes). A series of { * }
                                                are used to extract information into report formats and
                                                are loaded into RMDS for use by customers. Customer and
                                                IBM security administrators can also { * } to obtain { * }
                                                reports through available views. Customers are limited to
                                                only information which { * }. { * } RMDS reports are
                                                available each { * } and { * } SMF reports are usually
                                                available { * } following the security activity records.
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S16                                             VM Systems Support Provides installation, maintenance,
                                                upgrade and support of all VM systems and their
                                                processes running across the { * }, including problem
                                                determination and root cause analyses.
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158 Software Support                            The installation, maintenance and upgrade of VM IBM and    { * } Product Set
                                                OEM software, keeping currency and stability as the main
                                                objective across all VM systems at each of the data
                                                centers.  All efforts associated with the upgrade/
                                                installation of software uses { * } supplied programs to
                                                do so. IBM offers the { * } function to apply and build
                                                service across many of their VM program products. Change
                                                management is used to track and apply all service to VM
                                                products across all the VM systems. Maintaining product
                                                level consistency across the VM systems is also of
                                                critical importance.
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159 Systems Operations                          The support for load IPL automation for all VM systems.    { * } Automation Code
                                                This includes running
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                                required jobs to { * } when the VM system is loaded IPL'd and to ensure that all service machines are { * } for the { * } run of required system jobs.
                                Examples of such are { * }, etc.
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160 DASD Management             The initialization and preparation of DASD for system & user usage, including    { * }
                                the support of DASD dump to tape for recovery. ( * }, an IBM PID product, is used to initialize new DASD and in correcting problem DASD.  { * } is a service machine created by VM Systems Support that defines all DASD within a system for { * } when required.  { * } also collects { * } reports showing how
                                { * } associated with that system.  { * }, an { * } product, is used to configure and monitor { * } defined to a VM system.  { * }, a { * } product provided by { * }, is used to dump all system/user DASD to tape via { * }
                                physical images stored off site for disaster recovery and { * } incrementals for day to day file recovery.
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161 Spool Management            The allocation and continued monitoring of spool files across the VM systems,    { * } Code
                                including the { * } dump to tape for recovery.  Spool files consist of reader, print and punch files that reside in the users virtual devices or on the system virtual device.  All spool files are purged out of the system every { *
                                } (including weekends/holidays) to relieve the system from obsolete spool files.
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162 ITCS204 Compliance          Support of automation routines that verify and confirm VM critical system        { * } Server / Code
                                resources and cp class privileges on a { * } basis. The service machine { * }
                                runs a comparison check on all CSR's between the { * } and { * }.  A compare file is sent to { * } and { * } for review and justifications, if needed.  The service machine { * } runs the CP class privilege and { * } them to { * } for processing.
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163 VM Server Support           The installation, maintenance, support and administration of Lan Server          { * } Server / Code
                                Applications that reside on VM.  This includes { * }, which allows for { * }
                                that accesses data on the VM host processor, and { * }, which allows for { * }
                                onto a VM host processor.
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164 VM Application Support      The design, programming, testing, implementation into production and support     { * }
                                of the following offerings available to customers on the VM Application
                                Processors:
                                { * } - an offering that allows customers a user friendly interface to all
                                IBM PID program products available on the system; for example, { * }. It is a window application using { * } to access these products.

                                { * } - an offering that incorporates { * } as the standard, but customer customization is also available for use with { * }.

                                { * } - an application that allows customers to { * } above what { * }
                                they are currently allocated.
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165 VM Network Support          The installation, maintenance and upgrade of VM IBM Network software,            { * }
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                                keeping currency and stability as the main objective across all VM systems at each of the data centers.  All efforts associated with the upgrade/installation of VM Network software uses IBM supplied programs to do so.  IBM offers the
                                function to apply and build service for the  VM Network products.   Change
                                management is used to track and apply all service to VM Network products across all the VM systems.  Maintaining product level consistency across the
                                VM systems is also a primary objective.
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166 Disaster Recovery           In preparation for if a disaster should occur at { * }, where the VM             { * }
                                Application Processors and CCDN VM systems reside, or the { * }, where CCDN VM systems reside, VM Platform Services dumps to tape on a { * } basis the image of { * } for each of these critical VM systems using { * }. { * } is an { * }
                                product supplied by { * }.
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167 VM RACFSMF                  RACFSMF records are collected { * } for the review of unauthorized attempts at   { * }
                                VM resources across the VM systems. The SMF data sets are located on RACFVM {
                                * }. { * } written to at a time, then archived to RACFSMF { * }.  The disks are { * } by the RACFSMF ID and then sent via { * } to the { * } system to be processed by { * }.
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168 VM Accounting               VM accounting records are generated, in storage, by the VM Control Program       { * } Server / Code
                                (CP). These records indicate the quantity of { * } being utilized by users of the system. After collection, these same records are input to the MVS
                                Accounting and Billing System where they are converted and, ultimately, processed to produce billing invoices
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169 Y2K Test Platform           The VM Y2K Test Platform is the effort of designing, building and implementing   { * }
                                a Y2K VM system for product/application testing. The VMTST1 and SPPVM1 systems have been used to bring up the VM Y2K Test Platform by dumping all DASD associated with each of these systems to tape, bringing up the Y2K Test environment and then restoring all the data from these tapes to bring the systems back to currency.
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170 VM Tools Support            The VM internal systems, { * } contain IBM { * } made available through          { * } Tools
                                Southeast Region (SER), { * } and { * }.  These tools are used in support of
                                ( * } applications, such as { * }, etc. by internal users.
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171 VM perf Data Coll           The gathering of supporting data, inputting into a report format and the         { * }
& Reporting                     distribution of { * } reports to customers as required using 3rd party products from { * } to do so.
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SDC DATA CENTER
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S17  Customer Statement         Receive and process customer statement output files into software tracking,
Processong                      spooling, and back-up systems. Spool and print statement output files in priority order per customer requirement. Insert and mail statement output files and process into U.S. Postal mail stream. Generate appropriate billing
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                                       documentation for print/insert services and postal charges.
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172 Receipt of Customer 36,43,44,48   The process of receiving customer data for statement mail processing. The        { * }
data                                   statement files are  received  on print hosts { * } by any of the following communication transports: { * }. Statement files will be passed to a job tracking facility such as { * }.  Statement files are also created on the print host and sent either directly to the output JES queue or one of the job tracking facilities. The output processing operations staff is responsible for tracking timely receipt of the statement data.
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173 Data Manipulation:   44,48         The process consists of extracting data from tape or dasd in order to reformat   { * }
Format/Transfer                        the data structure or for resequencing the statement order to achieve postal discounts.  The data can be reformatted to several different  options depending on the requirements (1-Up,2-UP, Duplex, South, etc.). This is handled by either a form definition change or a program oriented function ({ *
                                       }, etc.) . Changes to the structure and sequencing of the data for either cosmetic or postal discounts will also be handled by a program function ({ *
                                       }).
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174 Customer Billing     48,52         The process of gathering of supporting billing data, inputting into a report     { * }
                                       format and the submittal of Output Services billing to the billing department
                                       for generation of customer billing.   The Customer Support Exec (CSE) will
                                       receive a Postage Report that includes billing data for the Output Services
                                       Customers.  This report includes a breakdown of  the  { * }.  The CSE will take this information and open a entry in the billing system, that is then submitted to the billing department.
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175 Postage Tracking     48,52         The process of tracking customer postage for mail processing. The funds for      { * }
                                       postage allocation are requested from the { * }. The request are submitted to the { * } and the funds are transferred to the appropriate banks. The Postage
                                       Meters are loaded from a Pitney Bowes  account, and the local Post Office. The postage data is recorded on a { * } basis by the Insert and Mailroom
                                       Operators. The information is written on a { * } metersheet. The data is then entered into a Lotus Spreadsheet and calculated by { * } and by { * }. The
                                       Presort information is received from the various Output locations via { * }.
                                       The information is placed in a Lotus Spreadsheet. The International Mail charges are calculated from the "International Mail Breakdown Sheets" and the data is placed in a Excel Spreadsheet. The Postage Charges, International
                                       Charges and Presort Charges are { * }, reconciled and sent to the { * }
                                       Department on a { * } basis.
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176 Data/Job Tracking    36,43,44,48   Statement files are received and individually tracked during the printing,       { * }
                         52            boxing, transporting, and mailing processes. The output processing staff must manually log the completion of each process in a software job tracking facility such as { * }. The output processing staff must also complete transportation requirements for shipping to the insert area for mailing. The requirements include the labeling
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                                  of each individual box and entries made into the Manifest system for each statement file.
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177 Data Storage/Backup  48,51    The process of backing up customer statement data depending on each customer's   { * }
                                  specific requirements. This process uses several different software applications such as { * }. The customer's individual requirements range from type of storage media such as (tape, dasd, or microfiche), the retention period that the data is stored for, and the respool capability of the data.
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178 Printing of Customer 36,43,44 Each statement file must be received in the output JES queue before printing     { * },Printer
Data                     48,52    can be initiated. Print operators will log onto a software spool facility         connection to
                                  (( * }) and request a job or sequence of jobs to be spooled to the output JES     Host
                                  queue. Each file must have the necessary software resources such as { * }
                                  definitions. The print operator will set the targeted printer's controller to the correct size, length, and required format(duplex,simplex). The print operator will schedule the job to the targeted printer by { * }. The print operator will start the printer(SDSF) and check for proper alignment. The operator follows several quality check routines during the printing of each file. Each statement file is boxed, strapped, and labeled for shipment. Upon the completion of each file the operator { * } to show { * }.

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179 Insertation/Mailing  48,52    Each statement file goes through a series of quality checks before it can be      { * }
of Customer Data                  allocated to an insert machine.  The reconciliation operator will schedule the statement file to an individual insert machine by logging onto software tracking facility({ * }). The insert machine PC must be preset for the correct job file that is going to be processed. The information includes the { * }, etc. Before start up of each file the quality team must verify all criteria is met and that a first piece sign off is complete. The insert operator will then manually start the machine. During the processing of each file the insert operator will perform several quality routines checking { * }, etc. On the completion of each file the insert operator must make sure all required file tracking paper work is complete({ * }, etc). The paper work is given to a reconciliation operator who logs onto { * } and manually enters the job process information. Each job must meet the agreed upon customer tolerance requirement before being sent to a the presort vendor or directly to the U.S. post office.
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180 Inventory Tracking   42,52    Each Customer Support Representative is responsible for entering the { * }       { * }
                                  prior to each statement  run in the { * } system on { * }. Supply operators will verify the correct amount of product is received. The supply operator follows several quality routines checking products received for defects and correct amounts entered on the truck manifest. The supply operator logs onto the Manifest system and enters amounts received. The supply analyst maintains an on hand inventory list using Lotus spread sheet that includes print and insert
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                                    consumables.  This inventory is checked { * } and distributed to customers and management for review.
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181 Root Cause Analysis    46,48,52 Each Customer Support Exec(CSE) is responsible for opening a RCA  record when        { * }
                                    a problem occurs.  This problem can be related to a { * } to a { * }t being sent out. The record is opened and assigned to the responsible manager. The production team uses various system tools to research the problem such as { * ).
                                    The team also scans through many the manually written operation logs such as job travel sheets, reconciliation logs, and postal reports. Once the RCA is complete it is the responsibility of the CSE to report findings and actions plans if recommended to the customer and management for review.

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182 Fiche Processing of    36,48    Each microfiche report file must be received in the output JES queue before          { * }
Customer Data                       microfiching can be initiated. Microfiche operators log onto the software spool facility, { * }, and request a job or sequence of jobs to be spooled to the output JES queue.  The microfiche operator will schedule the job to the targeted printer by matching the print class and form name via { * }. The microfiche operator will start the printer from { * }.  The operator follows several quality check routines during each shift.  Each report is placed in envelopes and labeled for shipment per customer instructions recorded in { * ).
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S18 Production Control Sys          The processes of a Power on Reset, IPL and Stand Alone Dump, to implement new
Monitoring                          or modified IPL load address and/or parm profiles, for software updates to the system and platform products and to gather the necessary system dump information in the even there is a system wide problem and documentation is needed to analyze the problem in-depth.
---------------------------------------------------- -------------------------------------------------------------------------------
183 Resource contention    20,70    Operations system monitors, using the { * } tool, constantly look for resource       { * }
dealdly embrace)                    contention on all systems.  When system contention occurs, { * } should flag a
                                    { * } condition identifying the { * }.
---------------------------------------------------- -------------------------------------------------------------------------------
184 1st Level CICS problem 6,8,22   Operations system monitors, using the { * } for CICS tool and { * } system           { * }
determination              24,40    commands, constantly check on the health of CICS regions.  When a CICS region is not functioning as expected, { * } should flag an exception which operations will respond to.
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185 Alternate Platform 1st          There is no alternate platform at this time.                                         N/A
level PD
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186 Proactive System       20,60    Proactive System Monitoring is the process of using multiple tools to monitor the    { * }
Monitoring                          the problems and exceptions on multiple systems. Operators have tools available that allow them to monitor groups of systems and individual systems in order to help them determine and track problems as they occur. These tools allow the operator to monitor groups of systems, CICS regions, single systems, and certain tools allow the operator to issue commands to the system to perform various maintenance and performance checking routines.
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187 Tape             66             Operators view mount requests { * } on the {      New PC/New Software from { * }
Monitoring                          * } within the tape operations area.              (already installed)
                                    Operator will notate volser { * } and
                                    retrieve specified volser from the racks of
                                    the specified library. Operator inserts tape
                                    into drive specified on the { * }. Tape is
                                    removed from the drive after use and placed
                                    in the { * } to be filed back into the
                                    library racks.
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188 Problem/         40             Production control system monitors and other      { * }
Change mgmt                         staffs, using { * }, create and update
using { * }                         various types of problem, change or
                                    informational tickets. These tickets are
                                    then used for { * }.
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189 Paging and       30             Production Control, under various problem         { * }
Escalating                          situations, uses a { * } product to { * }
                                    various support and customer groups
                                    notifying them of the problem situation or
                                    updates to that situation.
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190 1st level MQ     27             Operations system monitors, using a { * }         { * }
Series Support                      terminal, monitor the health of the data
                                    links between various { * } systems and { *
                                    } and respond to errors as reported on the
                                    monitor.
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191 Power On                        The POR process involves the shutdown of a        { * }) - terminal to manage hardware and
Reset Process                       system or CEC (Central Electronics Complex)       software. { * } application to manage hardware
                                    and all devices attached to that system in        and software.
                                    order to change the IOCDS (Input/Output
                                    Configuration Data Set) when new devices
                                    need to be added or removed from that system
                                    or to completely reset a system in the event
                                    that it cannot be IPL'd (Initial Program
                                    Load). The POR can involve one of two
                                    different sets of procedures depending upon
                                    the make of the processor -- { * }. A { * }
                                    processor based system requires an operator
                                    to { * } on a HMC console monitoring system
                                    and locate the { * } that the machine
                                    resides on. When the { * } is found, the
                                    operator selects the { * } and chooses an
                                    option to change the { * }. When the { * }
                                    is changed and saved, the operator then
                                    locates the { * } for the desired CEC and
                                    selects the { * }, which then proceeds to {
                                    * } the system. To POR a { * } based
                                    processor based system, the operator must
                                    first determine { * } reside on the CEC
                                    where the { * } processor resides and make
                                    sure that these { * } are also { * }. When
                                    this is done, the operator will invoke a
                                    service console session from his/her
                                    monitoring station and manually enter
                                    commands to change the { * } of the system
                                    and command the system to { * }.
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192 IPL Process                     The load IPL process is the loading or            { * } - application to manage
                                    reloading of an operating system and its          hardware and software.  { * } -
                                    applications. An IPL is performed when { * }      terminal to manage hardware and
                                    requires { * } or when a system is { * }.         software. { * } - a master list of
                                    Depending on what kind of system requires an      IPL / POR controlled information.
                                    IPL, two different sets of procedures need        { * } - a controlled database of
                                    to be performed -- { * }. On a { * } system,      hardware/ software problems as well
                                    an operator will begin by { * } on that           as change management and support
                                    system via automation from { * }. When { *        information.
                                    }, the operator will go to the { * } the
                                    desired system is located on and find the {
                                    * } for that system. After selecting the { *
                                    }, the operator will choose the { * }
                                    function to prepare the system for { * }.
                                    When confirmation of { * } is received, the
                                    operator will then click on the { * }
                                    function to begin the { * } for
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                              that system. For a { * } system, the products for the desired system are { * }
                              from the { * } in preparation for { * }. When the shut down completes, the operator issues a { * } from the service console that { * } the system and begins the loading of the { * } and { * } for that system.
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193 Standalone                The Stand Alone Dump is the process of dumping the contents of a system's       { * } - application to
Dump Process                  memory or a storage media device such as tape or DASD in order for this data    manage hardware and
                              to be { * } by an MVS support team so that { * } can be { * }.  To perform a    software. { * } -
                              Stand Alone Dump, an operator will first find a { * } on the desired system     terminal to manage
                              and request a { * } from the { * } to store the dump on.  The operator will     hardware and software.
                              then log onto { * } and issue commands to initiate the process and prepare the  { * } - a master list
                              system for the dump.  When confirmation is received, the operator will issue    of IPL / POR
                              commands on the service console which will begin the Stand Alone Dump process   controlled
                              for that system.  Once the dump is initiated, the operator will be required to  information.
                              enter a set of parameters to be logged describing the { * } of the dump.  When this information is gathered, the process will begin and once finished, the system will notify the operator that the dump is complete and the operator can issue a command to end the dump session.
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S19 Production                Monitors systems providing notification and resolution to our customers and
Control Application           support groups when service is impacted.
Monitoring
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194 Abend Handling     39,40  Production control application monitors track the progress of all batch          { * }
                              production jobs.  If a job ABENDs, production control needs to open a ticket in { * }, restart the ABENDed job and run the job to a successful conclusion
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195 Data                      Production control application monitors, using the { * } product, are            { * }
Transmission                  sometimes called upon to transmit a customer data file from one MVS host to
Management                    another MVS host.
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196 Spool/Report       52     Production control application monitors, using a the { * } print product,        { * }
Management                    monitor the transmission of customer reports and can send reports, from one
                              MVS host to another MVS host.
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197 Demand Processing  31     The process of utilizing the { * } scheduling product to run on-demand           { * }
                              scheduling requests. Requests are received via { * }. Via { * } the operators enter the { * } dialogue and perform the requested activity, normally being to have a job or jobstream scheduled to process immediately. Once the activity is performed the customer request is confirmed back to the requester.
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198 Application        36,38  One customer has a procedure that is unique to them i.e. { * }. This is an       { * }
Specific Requirements         application specific program.  { * } in the course of testing CICS processes, will test their ability to bring up { * }.
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199 Database                  Production Control system monitors, using the { * } tool, monitor the health     { * }
Management                    of { * } regions.  In the event of a { * } problem, { * } notifies the operator who then { * }.
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200 Executing        7             An executable program called { * } is used         { * }
{ * }                              by operations to copy members of one data
                                   set to another data set, often at the
                                   request of customers due to changes being
                                   made in their processing.
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S20 Basic Console                  Basic Console Support for non-extended
Support (Irving)                   services for Dedicated Processing customers
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201 Support                        A PC based software program running on { * }       { * }
Paging                             which allows Production Services at the { *
                                   } to { * }. The file which contains the
                                   required data to { * } is maintained on this
                                   PC by Production Services at the { * }. A
                                   process is currently being developed which
                                   will keep this data file in-sync between the
                                   { * }.
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202 Tape Mount                     The monitoring of tape mounts which are { *        New PC/New Software from { * }
Monitoring                         } in the { * }, and on a { * } in Production       (already installed)
                                   Services. { * } is a PC based software
                                   program running on { * } which allows { * }
                                   to monitor the tape mounts for all of our {
                                   * } housed at the IDC from these isolated
                                   workstations. { * } interfaces with the { *
                                   } application which is installed at the
                                   customer's host system. { * } feeds the
                                   information to { * } where { * } sends the
                                   tape mount request to the designated { * }
                                   workstation.
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203 CSS                            A { * } based software program running on {        current PC systems test and
Monitoring                         * } which allows { * } at the { * } to             remediate
                                   monitor all { * }for all of the { * } which
                                   are housed at the { * }. This program
                                   monitors for all { * } which require action
                                   from IBM Production Services, Tape
                                   Operations, or Tape Administration. If a CSS
                                   Notify requires action, { * } to the { * }
                                   at the { * }. In the event there are
                                   problems with this application, { * }
                                   monitors the { * } through { * } Menus
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204 Hardware                       This is the process of monitoring the              Monitoring is from { * }
Monitoring                         Dedicated Processor Customer Environments
                                   for Hardware Alerts and Outstanding Tape
                                   Messages from the Master Consoles. This is a
                                   manual process, so there is no Y2K Compliant
                                   Requirement for this process.
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S21 Enhanced Console               This service is the processes of Active
Support { * }                      Monitoring, Exception Alerts, Batch
                                   Monitoring, Remote Systems Monitoring and
                                   Support Paging. This is to actively monitor
                                   systems for problem situations and taking
                                   the necessary actions to resolve any
                                   potential problems, responding to automated
                                   exception alerts and taking the necessary
                                   actions to resolve team, monitor the
                                   customers applications batch schedule for
                                   exceptions and abends, abend resolutions and
                                   restart to normal end of job, monitor and
                                   control a remote
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205 Active           20,24,36,     Active System Monitoring is the process of         { * }
Monitoring           38,39,46      using multiple tools to monitor the problems
                                   and exceptions on multiple systems.
                                   Operators have tools available that allow
                                   them to monitor groups of systems and
                                   individual systems in order to help them
                                   determine and track problems as they occur.
                                   These tools allow the operator to monitor
                                   groups of systems, CICS regions, single
                                   systems, and certain tools allow the
                                   operator to issue commands to the system to
                                   perform various
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                                                      maintenance and performance checking routines.
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206 Exception Alerts                 20,24,36,38,39,  Exception alerts are problems or conditions on a          { * }
                                     46               computer system that an operator is made aware of in
                                                      order to take proper actions.  Exception alerts can
                                                      vary in degree of severity and span many different
                                                      aspects of system operation.  As an exception occurs,
                                                      an operator uses a monitoring tool that allows the
                                                      { * } for an operator to see and take action to
                                                      resolve the exception.  Such exceptions include
                                                      { * }.  An operator can then respond to this
                                                      exception by { * } in question for usage, and put
                                                      { * } to the job requesting it if the { * } is
                                                      available.  Other exceptions include { * } that
                                                      simply make the operator aware of the state of { * },
                                                      such as which { * }, { * }, and started tasks { * }.
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207 Exception Alerts                 20,24,36,38,39,  Exception alerts are problems or conditions on a          { * }
                                     46               computer system that an operator is made aware of in
                                                      order to take proper actions.  Exception alerts can
                                                      vary in degree of severity and span many different
                                                      aspects of system operation.  As an exception occurs,
                                                      an operator uses a monitoring tool that allows the
                                                      { * } for an operator to see and take action to
                                                      resolve the exception.  Such exceptions include
                                                      { * }.  An operator can then respond to this
                                                      exception by { * } in question for usage, and put
                                                      { * } to the job requesting it if the { * } is
                                                      available.  Other exceptions include { * } that
                                                      simply make the operator aware of the state of { * },
                                                      such as which { * }, { * }, and started tasks { * }.
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208 Batch Monitoring                 20,24,36,38,39,  Batch monitoring is the process of utilizing tools        { * }
                                      46              such as { * } to monitor jobs that are scheduled to
                                                      execute and the utilization of other tools, such as
                                                      { * } restart which allows the operator to handle a
                                                      job that abruptly ends, which is called an abend
                                                      (abrupt end).  When a job abends, the operator
                                                      utilizes his/her tools to determine what problem
                                                      caused the job to abend, then the operator attempts
                                                      to restart the job or escalate the problem.
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209 Remote System Monitor            20,24,36,38,39,  Remote System Monitoring involves the monitoring of       { * }
                                     46               systems that are not physically located in the same
                                                      data center as the system operator. Remote System
                                                      Monitoring encompasses the processes of { * } on a
                                                      remote system and uses the same tools and courses of
                                                      action from operators as the processes it involves.
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210 Support Paging                   20,24,36,38,39,  Support paging is the process of paging a secondary       { * }
                                     46               support group that has specific expertise in a
                                                      particular area of interest for a product or problem.
                                                      The paging process involves { * }, such as { * },
                                                      which will send an alert to { * } and allow the
                                                      support group to contact { * } and help them with the
                                                      problem at hand. Examples of support groups that are
                                                      paged are an { * }, who specialize in the { * }, a
                                                      { * } support group, who specialize in the { * }
                                                      database system, and various program product support
                                                      groups, who can help with certain aspects of a
                                                      program that are not encountered on a day to day
                                                      basis
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S22  System Programming                               Dedicated processing extended services for technical
     Support                                          support. Reactive support
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Support                                             in the identifed service areas.
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211 Performance Reports                             The collection and processing of { * } records to      { * } converting to { * }
                                                    produce system performance report for Dedicated
                                                    Processor Extended Service customers.  These basic
                                                    system performance reports are distributed to the
                                                    customer from the CSE department.
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212 Product Upgrades                                The systematic upgrade of MVS program products as      { * } review and
                                                    requested by a Dedicated Processor Extended Service    individual client testing
                                                    Customer.  Each upgrade is performed using the { * }
                                                    upgrade process.
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213 Configuration Support                           The configuration of the IBM and OEM program products  { * } review and
                                                    to the customer specifications.  Once the change       individual client testing
                                                    requirements have been defined, a system programmer
                                                    will access the dedicated customer LPAR and make the
                                                    requested changes
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214 Data/Storage Mgmt                               The management of the customer storage environment.    { * } review and
                                                    This includes regular backup and maintenance of the    individual client testing
                                                    storage management environment using IBM and OEM
                                                    storage management tools.  When the environment needs
                                                    to be manipulated, the system programmer will access
                                                    the dedicated customer LPAR and make the required
                                                    changes.
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215 Defect Support                                  The reactive response to IBM and OEM software defects. { * } review and
                                                    Once a defect has occurred, { * } will contact the     individual client testing
                                                    { * } and determine the appropriate corrective action.
                                                    Once the action has been determined, the system
                                                    programmer will access the dedicated customer and
                                                    correct the defect.
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S23 External Data/Media                             Provide automated tools for displaying and tracking
Support (Irving)                                    tape mounts.
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216 Tape Tracking                                   A { * } software program running on { * } which allows { * }
                                                    Production Services at the { * } to track the current
                                                    location of a customer tape which has been sent into
                                                    the { * }. A { * } is maintained for each customer,
                                                    and data is fed into the program { * } on the tape or
                                                    by a { * }. This program tracks tapes which are
                                                    in-house, sent to the vault, returned to the customer,
                                                    or other. Our process requires Tape Administration to
                                                    { * } which we receive into the { * }Tape Library,
                                                    then to { * } which is sent out of the { * }Tape
                                                    Library. All tapes which are sent off-site requires
                                                    proper authorization per our ISO9000 processes.
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217 Tape Mounts                                     The monitoring of tape mounts which are { * } in the   { * }
                                                    { * }Tape Library, and on a { * }.  { * } is a { * }
                                                    software program running on { * } which allows
                                                    Production { * }Services, Tape Operations, and Tape
                                                    Administration to monitor the tape mounts for all of
                                                    our Dedicated Processor Customers housed at the { * }
                                                    from these isolated workstations.  { * } interfaces
                                                    with the { * } application which is installed at the
                                                    customer's host system.  { * } feeds the information
                                                    to { * } where { * } sends the tape mount request to
                                                    the designated { * } workstation.
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S24 External Data/Media                             Provide automated tools for displaying and tracking
                                                    tape mounts.
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Support ({ * })
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218 Tape Mounts                      65,66          Central location of tape Provide automated tools for       { * }
                                                    displaying and tracking tape mounts. mounts for use
                                                    of tapes in the tape { * } library
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219 Tape Tracking                    59,65,66       Database used to track external media movement.            { * }
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S25 Customer Support                                Day to day administrative interface/project executive
Services (CSEs)                                     for Dedicated Processing extended services customers.
                                                    Respond to daily tasks such as providing customer
                                                    support, and generating reports.
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220 Tape Mount Stats                 65,66          Information comes from two sources ({ * }) and the         { * }
                                                    reports are delivered to the customer and billing
                                                    dept.
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221 CICS Availability Reports                       Process of collecting and gathering and formatting         PC software, { * }
                                                    information from { * } for customer presentations.
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222 Customer Performance Reports                    Process of formatting and delivering the data to           PC software and { * }
                                                    meet customer requirements.
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S26 Production Control                              Build and maintain job scheduling, install new
                                                    programs and procedures and research analysis to
                                                    improve scheduling deficiences.
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223 Batch Scheduling                 29a,31         The batch scheduling process involves utilizing tools      { * }
                                                    { * } to manage the batch workload. Requests are
                                                    received via { * }, the transmittal system ({ *}) and
                                                    { * } tickets for processing. Performing scheduling
                                                    activities utilizing { * } requires updates to the
                                                    { * } table based on request requirements. Scheduling
                                                    activities in { * } are performed by defining work
                                                    schedules based on { * }. The required calendars and
                                                    periods are defined to appropriate databases.
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224 Application Change Management    29a,31         Testing  CLISTs used by the department and other           { * }
                                                    tools such as { * }, etc. which are used to perform
                                                    daily production activities.
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S27 General Required External                       Utility power, city, water, and sewage
Services
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225 Facilities Power and Water                      :Upon further review, it has been determined that
                                                    this process is not executed by the IPS.                   N/A
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226 Hardware Planning                               DUPLICATE - See Equipment Install/Deinstall                { * }
                                                    This is the process of installing or deinstalling (or
                                                    disco'ing) equipment in the Dallas and Irving Service
                                                    Delivery Centers. An IPSS form submitted by Hardware
                                                    Config, or the project manager or their delegate (the
                                                    project driver) starts the process. Coordination is
                                                    done with the project driver for cabling and other
                                                    requirements. Floorspace is designated and power is
                                                    provided for the equipment. Other departments or
                                                    groups are engaged to implement services to complete
                                                    the installation.  For disco's the process is the
                                                    same except in reverse.
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227 Telephone Service                               DuplicateThe Voice Communication System is an              Phone switch
                                                    in-house PBX telephone system that provides phone
                                                    operations for the Dallas Data Center. Requests for
                                                    new phones are sent to the lead technician. The lead
                                                    technician will build the
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                                                    telephone dataset and ensure the telephone is
                                                    installed. For trouble, Communications hotline is
                                                    available to page the on call technician for { * }
                                                    support.
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228 Phonemail System                 34             The Dallas Data Center Phonemail system provides       { * }
                                                    phonemail services in conjunction with the in-house
                                                    PBX. This is an Internal customer process only. The
                                                    process starts with the assignment of a phone
                                                    extension to a user. The user will then be able to
                                                    store, record and and retrieve voicemail messages.
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229 PC Lan Support                                  Duplicate - see PC Operating Systems                   Desktops/laptops
                                                    This is the process of procuring and supporting pc
                                                    hardware and software. Hardware/software is procured
                                                    for the pc for the department by PC/LAN. PCs are
                                                    received and inventoried.  All new hardware procured
                                                    by Asset Management is Y2K compliant by default.  (Any
                                                    current equipment that is not Y2K compliant is to be
                                                    replaced by the Dallas PC/LAN group). The NCO Y2K
                                                    build is then installed on the new pc and the machine
                                                    is configured.  Any additional required software is
                                                    installed before it is installed at its final
                                                    destination. Hardware/Software problems and requests
                                                    are then handled either by the { * } or the { * }
                                                    depending on the nature of the problem/request. This
                                                    includes hardware failures, hardware upgrade
                                                    requirements, software problems, and software
                                                    requests.
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S28 Tape Operations                                 Provide for scratch and specific tape mounts,
                                                    vaulting, and shipping to meet system requirements.
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230 Tape Mounting                    65,66          Operators view mount requests displayed by { * } on    { * }
                                                    the { * }. Operator will notate volser on { * } and
                                                    retrieve specified volser from { * }. Operator inserts
                                                    tape into drive specified on the { * }. Tape is
                                                    removed from the drive after use and placed in the
                                                    { * } to be filed back into the library racks.
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231 Tape Filing, Pulling             65,66          The process of pulling available tapes for use as      { * }
                                                    scratch in tape processing. Process begins by
                                                    producing a listing of { * } using { * } Tape Panel
                                                    functions.  Using the report, { * } are pulled from
                                                    the racks by matching { * } with the { * }.  The
                                                    pulled tapes are { * } which are then placed in the
                                                    designated area for the library.
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232 Tape Shipping                    65,66          Tape shipment requests are received by the following   { * } Tape panels, { * }.
                                                    methods:  { * }. Operator matches the { * } with the
                                                    { * } and pulls the tape.  The tape is out coded via
                                                    { * } panels which produces address label for
                                                    shipment.  Label is affixed to the tape and the tape
                                                    is placed in a secure package.  If the tape is sent
                                                    within the US, the data is keyed into the { * } to
                                                    create airbill for shipment. Airbill information is
                                                    then entered on { * } via the { * } panels for the
                                                    specified tape.
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233 Tape Vaulting                    65,66          Process begins by producing a { * }, via { * } panels, { * } tape panels that are designated to be { * } for a specified amount
                                                    of time. Operator matches the { * } with the { * } in
                                                    the specified library racks and pulls the tape. Once
                                                    listing has been completed
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                                                    pulled, the tapes are { * } provided by { * }. A copy
                                                    of { * } the tapes is sent with shipment as well as a
                                                    copy of { * } to come back from the off-site vault the
                                                    { * }. When tapes are sent back from the vault as
                                                    designated by the return listing, the operator unpacks
                                                    the boxes by matching { * } with that of the { * }.
                                                    Tapes are then filed into assigned slots for specified
                                                    library.
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234 Tape Verification                65,66          Two options available for verifying tapes.  { * } is      { * }
                                                    started via { * } console session. Tape to be verified
                                                    is mounted on drive requested by { * }. Detail is sent
                                                    to the { * } console session where the operator views
                                                    and ensures that the { * } matches that on the { * }
                                                    of the tape and/or information in the { * } database.
                                                    Second option involves the use of the { * } program.
                                                    Operator starts { * } via { * } session.  Tape is
                                                    mounted on specified drive.  Detail is sent to the
                                                    { * } console session where the operator views and
                                                    ensures that the { * } matches that of the { * } the
                                                    tape and/or information in the { * } database.
----------------------------------------------------------------------------------------------------------
235 Tape Initialization              65,66          Operator affixes specific volser label to tape.  Using    { * }
                                                    the { * } panels, the operator designates the volser
                                                    for the system to initialize the tape with. Operator
                                                    mounts the blank tape into specified drive where
                                                    volser will be written to tape.  Tape is then removed
                                                    from drive and verified for accuracy.
----------------------------------------------------------------------------------------------------------
236 Tape Retention Updates           65,66          Customer request is received via e-mail or fax.           { * }
                                                    Operator logs into { * } and follows the panel driven
                                                    process to update retention field in database entry
                                                    for specified tape per request instructions.
----------------------------------------------------------------------------------------------------------
237 Tape Analyzes                    65,66          Tapes are flagged for analysis info tickets cut by job    { * } tape panels,
                                                    abends.  Designated tapes are pulled.  Operator enters    { * }
                                                    { * } via { * } and keys in required information. Tape
                                                    is mounted on specified drive.  Results of analyze are
                                                    viewed through { * }.  If the analyze indicates errors
                                                    on the tape, the tape will { * } if in { * }.  If tape
                                                    is live, programmer will be contacted for possible
                                                    { * }.
----------------------------------------------------------------------------------------------------------
238 Tape Measurements / Error        65,66          Tapes are flagged as having errors via several            { * } tape panels,
Handling                                            methods:  { * }.  Operator checks the { * } database      { * }, { * },
                                                    to verify if designated tape is { * } or is { * }.        windows, freelance.
                                                    Tapes that are in { * } are { * } the assigned slot.
                                                    Operator updates { * } database to put designated
                                                    volser in { * } status.  Operator { * } from the old
                                                    tape and { * } to a new tape.  The tape is then
                                                    initialized via the { * } panels which writes the
                                                    specified volser to the tape and adds the volser back
                                                    into the { * } database.  After the tape has been
                                                    verified it is placed in the { * } for use in
                                                    processing. If a tape is { * }, the programmer or
                                                    support group will be notified so that { * }.  Once
                                                    { * } or support groups gives the ok, the tape is
                                                    replaced using the above procedures.  (see related
                                                    processes for initialization and verification)
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S29 Application Services/Scheduling                 Primary function is to create { * } schedules of batch
                                                    production job streams for our clients.
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239 Batch Scheduling                 29a,31,32      Duplicate of #223 Batch Scheduling.                       { * } E-mail
------------------------------------------------------------------------------------------------------------------------------------
240 DRMS Updates                     29a,31         Access the { * } database to add a file that you want     { * }
                                                    to back up and for what
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                                                    duration.  When a file the needs to be backed up run a
                                                    utility program to take the file and back it up to
                                                    tape for the length of time we need as backup or
                                                    contingency for off-site.
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241 POMS Updates                     29a,31         Create a report on the { * } database.  when adding a    { * }
                                                    report, specify  { * }. { * }when the  batch job runs,
                                                    { * } will look at the batch job by { * }. if it
                                                    matches it will capture it and put it on the { * }
                                                    database with a historical reference and keep it for a
                                                    predetermined length of time.
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242 SCM Installs                     29a,31         A client sends down a file or files to be installed      { * }
                                                    via { * }.  Selecting `install' from the { * } panel
                                                    allows all the information the client has provided (if
                                                    correct)  to be installed to the proper areas. For
                                                    example, clients may send down a combination of things
                                                    to be installed like { * } updates, { * }  updates,
                                                    { * } installs, { * } installs, { * } installs etc.
                                                    This can all be accomplished at one time with a { * }
                                                    install.
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243 Maintain CICS Authorization List                When a request comes down from the client to add or      { * }
                                                    delete a userid from the cics authorization list we go
                                                    in and { * } and add or delete the person from the
                                                    { * }. Then if the operator gets a request to delete a
                                                    file or modify the cics file in any way they will see
                                                    if that person has the authority to request such an
                                                    action.
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244 Weekend Change Window Scheduling                This file we maintain and keep it current and follow     { * }
                                                    this list against our { * } that we have to change for
                                                    the maintenance window .For example if we look on the
                                                    list and the { * } normally comes down a certain time
                                                    and the maintenance window wants a different time we
                                                    take this printout and { * } for that { * } on that
                                                    sheet then go into the current plan in { * } to the
                                                    { * } that was requested for that date.Then we pass it
                                                    onto { * }r for that { * } what was done.
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S30 Application                                     Build and maintain job scheduling, install new
Services/Measurement                                programs and procedures and research analysis to
                                                    improve scheduling deficiences.
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245 Measurement Data Collection                     The AMT gathers detailed information necessary to        { * }
                                                    create application measurement reports. These reports
                                                    are distributed to Customer Service Executives for
                                                    presentation to our customers.
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246 Measurement Data Preparation                    Build the weekly measurement package for the current     Lotus Notes - Freelance
                                                    week, in FREELANCE, on either your local hard drive or   - { * } - { * }
                                                    on the LAN(P) drive in the AMT_CSS.  Using the
                                                    worksheet, transcribe the { * } to the FREELANCE
                                                    member. Upon completion, distribute the report by
                                                    either doing an attachment in LOTUS NOTES and sending
                                                    them to the appropriate CSS or informing the CSS that
                                                    the FREELANCE document is available on the LAN(P)
                                                    drive after it has been saved.
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S31 Hardware Support Services                       Local Data Center hardware support, including
                                                    planning, installation/deinstallation of mainframe,
                                                    telecom & PC/LAN equipment.
------------------------------------------------------------------------------------------------------------------------------------
247 Equipment Installs/Deinstalls                   This is the process of installing or deinstalling (or    { * }
                                                    disco'ing) equipment in the { * } Service Delivery
                                                    Centers. An IPSS form submitted by Hardware Config, or
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                                    the project manager or their delegate (the
                                    project driver) starts the process.
                                    Coordination is done with the project driver
                                    for cabling and other requirements.
                                    Floorspace is designated and power is
                                    provided for the equipment. Other
                                    departments or groups are engaged to
                                    implement services to complete the
                                    installation. For disco's the process is the
                                    same except in reverse.
-----------------------------------------------------------------------------------------------------------------------
248 Equipment                       This is the process to record and track           { * }
Inventory                           Mainframe peripheral equipment inventory. As
                                    part of the equipment install, { * } a
                                    process is used to plan and place the
                                    equipment on the datacenter floorspace. When
                                    placed in { * }, the inventory information
                                    is input into { * }, and is stored in the {
                                    * } database.
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249 CAD / { * }                     { * } is the CAD system used to support the       { * }
Support                             Equipment Install/Deinstall, Inventory, and
                                    Facility Resource Planning processes.
-----------------------------------------------------------------------------------------------------------------------
250 Facility                        This is the process used to plan and track        { * }
Resource Planning                   floorspace square footage. { * } is used to
                                    track the floorspace used by different
                                    categories of equipment and general
                                    facilities usage. Areas are set up in { * }
                                    that facilitate the reporting of the { * }
                                    such that totals for the { * } can be
                                    produced across all the floors of the
                                    datacenter.
-----------------------------------------------------------------------------------------------------------------------
251 Voice                           The Voice Communication System is an              Nortel Voice Switch
Communications                      in-house PBX telephone system that provides
System                              phone operations for the { * } Data Center.
                                    Requests for new phones are sent to the lead
                                    technician. The lead technician will build
                                    the telephone dataset and ensure the
                                    telephone is installed. For trouble,
                                    Communications hotline is available to page
                                    the on call technician for { * } support.
-----------------------------------------------------------------------------------------------------------------------
252 Phonemail                       Duplicate - same as Phonemail Services above      Octel Voicemail System
System
-----------------------------------------------------------------------------------------------------------------------
253 Circuit                         This is now managed by AT&T. IBM's                { * } Test Set
Testing                             responsibility is providing access and
                                    escorting the technician to the premises
-----------------------------------------------------------------------------------------------------------------------
254 Circuit                         This is now owned by AT&T. IBM is                 { * } CO equipment
backup and                          responsible for first level problem
recovery                            determination by assisting with the reset of
                                    network equipment. If second level
                                    escalation is required, AT&T will dispatch a
                                    technician to restore the failing circuit or
                                    network component.
-----------------------------------------------------------------------------------------------------------------------
255 Equipment                       This is the process of installing or              { * }
Installs/Deinstalls                 deinstalling (or disco'ing) equipment in the
                                    { * } Service Delivery Centers. An IPSS form
                                    submitted by Hardware Config, or the project
                                    manager or their delegate (the project
                                    driver) starts the process. Coordination is
                                    done with the project driver for cabling and
                                    other requirements. Floorspace is designated
                                    and power is provided for the equipment.
                                    Other departments or groups are engaged to
                                    implement services to complete the
                                    installation. For disco's the process is the
                                    same except in reverse
-----------------------------------------------------------------------------------------------------------------------
256 Commercial LAN                  This is the process of utilizing the local        Bridges/{ * }
Access                              area network for accessing LAN and Host
                                    resources. { * } servers are just a few of
                                    the hardware resources used in support of
                                    this process.
-----------------------------------------------------------------------------------------------------------------------
257 Host Access                     This process starts with the assignment of a      { * }
                                    desktop or laptop. The user is then
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                                    provided a user id for both the LAN and HOST
                                    systems. The user ID provides the staff
                                    person access to various drives, printers
                                    and other resources and applications. This
                                    is an internal customer process only.
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258 PC Hardware                     DUPLICATE - SEE PC OPERATING SYS BUILDS           Desktops/laptops
Builds
------------------------------------------------------------------------------------------------------------------------------------
259 PC Operating                    This is the process of procuring and              { * } Direct Attach Cables
System Builds                       supporting pc hardware and software.
                                    Hardware/software is procured for the pc for
                                    the department by PC/ LAN. PCs are received
                                    and inventoried. All new hardware procured
                                    by Asset Management is Y2K compliant by
                                    default. (Any current equipment that is not
                                    Y2K compliant is to be replaced by the
                                    Dallas PC/LAN group).The NCO Y2K build is
                                    then installed on the new pc and the machine
                                    is configured. Any additional required
                                    software is installed before it is installed
                                    at its final destination. Hardware/ Software
                                    problems and requests are then handled
                                    either by the { * } or the local Dallas
                                    PC/LAN group depending on the nature of the
                                    problem/request. This includes hardware
                                    failures, hardware upgrade requirements,
                                    software problems, and software requests.
------------------------------------------------------------------------------------------------------------------------------------
260 System                          This is the process of procuring and              PC
Monitor /                           supporting pc hardware and software for the
Automation                          purpose of monitoring system applications
                                    and hardware platforms. Hardware/software is
                                    procured for the pc for the department by
                                    PC/LAN. PCs are received and inventoried.
                                    All new hardware procured by Asset
                                    Management is Y2K compliant by default. (Any
                                    current equipment that is not Y2K compliant
                                    is to be replaced by the Dallas PC/LAN
                                    group).The NCO Y2K build is then installed
                                    on the new pc and the machine is configured.
                                    Any additional required software is
                                    installed before it is installed at its
                                    final destination.
------------------------------------------------------------------------------------------------------------------------------------
261 FAX                             This is the process of transmitting and           FAX machines, FAX software
                                    receiving facsimile copies. This process
                                    starts with a request from a customer via a
                                    fax. The request is then logged for action
                                    and follow-up. The process is closed out
                                    after the request is executed and the
                                    customer has acknowledged receipt of the
                                    final product.
------------------------------------------------------------------------------------------------------------------------------------
262 LAN Access                      Duplicate of Lan/Host Access                      Bridges, CAU's, Routers
------------------------------------------------------------------------------------------------------------------------------------
263 LAN Printing                    LAN Printing is setup through Premise             Printers
                                    Computing. They distribute and support all
                                    Print Servers currently in place. This
                                    process will be moving by the end of the
                                    year and will be handled by the NCO group.
------------------------------------------------------------------------------------------------------------------------------------
264 Tape               65           This is the process of procuring and              { * } software
Tracking/Scanning                   supporting pc hardware and software for the
                                    purpose of Tracking/Scanning tapes.
                                    Hardware/software is procured for the pc for
                                    the department by PC/LAN. PCs are received
                                    and inventoried. The NCO Y2K build is then
                                    installed on the new pc and the machine is
                                    configured. Any additional required software
                                    is installed before it is placed at its
                                    final destination.
------------------------------------------------------------------------------------------------------------------------------------
265 Procurement                     This is the process for ordering software,        { * } process
                                    hardware and misc. supplies in order for the
                                    Hardware Support department to support its
                                    customers. The process
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                                          starts with a request by a customer.  The buyer in the hardware support department will order items as required via the { * } system.
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S32 Production Support                    Provide local enhanced technical, application and output services.
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266 New Customer Boarding                 All New Ded-Proc (dedicated processor) Customers that are monitored for BATCH       { * }
                                          or CONSOLE by Dallas  go through a boarding process. The request is received through ({ * }). A meeting will be scheduled Via ({ * }) to start the process.
                                          A { * } plan is created, our department will use this plan to schedule and maintain our ON-TIME delivery commitment to the customer. We use ({ * } and the { * }) applications to verify or log issues with our New customer.  { * }
                                          is used to contact personnel within IBM and or AT&T to coordinate the boarding process.
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267 { * } Change Coordination  34         The Change management process for the Dallas and Irving Data Centers entails        { * }
                                          review of all change activities/records that are recorded in the { * } system.
                                          The requests come in from internal(support groups)  and external (customers)
                                          are reviewed for implementation by both the Change management group and operations before final approval is given. There are 2 review meeting and a final change review on Friday. If the change is not approved or fails, customer is notified and the change activity would have to be rescheduled. All change records are closed and are kept in the { * } data base.
------------------------------------------------------------------------------------------------------------------------------------
268 Local Support for          65,66      The process of receiving, tracking and following through closure the internal       { * }
Production Services                       and external customer requests into the Production Support Organization. The request is received by the Production Support group via ({ * }). A determination is then made if the request falls within the scope of the Production Support
                                          Organization. Research must be done to determine ownership of the request ({ * })
                                          are all used to accomplish the task. If the request does not fall within our control the requester is notified via ({ * }). If the request does fall within the scope of our department the same tools are used to resolve the issue. The request is then marked complete in the
------------------------------------------------------------------------------------------------------------------------------------
269 Turnover Support                      A request is received via e-mail ({ * }) of a turnover issue. The turnover          { * }
                                          report is created with a REXX program and is maintained by our department. Any changes to the report are made via ({ * }). On completion of any change to the turnover report, notification is sent to the requester via e-mail ({ * }).
------------------------------------------------------------------------------------------------------------------------------------
270 Custom Print Application   44         The process of receiving, tracking and following through closure the internal       { * }
Development                               and external customer requests into the Production Support  Output Organization.
                                          The request is received by the Production Support Output group via e-mail
                                          ({ * }).The request may come in the form of an attachment using (MICROSOFT
                                          PROJECT, WORD or EXCEL). A determination is then made if the request falls within the scope of the Production Support Output Organization. If not the requester is notified via e-mail ({ * }). If the request
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                                                      does fall within the scope of our department
                                                      the following set of tools/applications can be
                                                      used to accomplish the request ({ * }). The
                                                      request is then marked complete in the
                                                      database once it has been satisfied
------------------------------------------------------------------------------------------------------------------------------------
271 Custom Stmt/Letter Design                         The process of receiving, tracking and            { * }
                                                      following through closure the internal and
                                                      external customer requests into the Production
                                                      Support Output Organization. The request is
                                                      received by the Production Support Output
                                                      group via e-mail ({ * }). The request may come
                                                      in the form of an attachment using ({ * }). A
                                                      determination is then made if the request
                                                      falls within the scope of the Production
                                                      Support Output Organization. If not the
                                                      requester is notified via e-mail ({ * }). If
                                                      the request does fall within the scope of our
                                                      department the following set of
                                                      tools/applications can be used to accomplish
                                                      the request ({ * }). The request is then
                                                      marked complete in the database once it has
                                                      been satisfied.
------------------------------------------------------------------------------------------------------------------------------------
272 Production Services Training                      All employees need training, to keep current      { * }
                                                      skill levels up to date. Classes { * } are
                                                      available through use of ({ * }) to enroll.
                                                      Some of the internal applications we use on a
                                                      day to day basis change or are upgraded ({ * }
                                                      system). We receive a notification via e-mail
                                                      ({ * }) of such a change or upgrade.
------------------------------------------------------------------------------------------------------------------------------------
273 Automated Tools Support For       48,52           The Output Support group uses a variety of        { * }
Output Svs.                                           Tools to Test and or Implement an Application
                                                      used in any Platform product. Any output
                                                      documentation will be processed in the same
                                                      method. The following is a list of all Tools
                                                      used to incorporate any Output activity: ({ *
                                                      }). The results of such testing can be found
                                                      in MICROSOFT PROJECT, WORD, and EXCEL. The
                                                      Process to notify of the results can be via
                                                      e-mail ({ * }). The results are then logged in
                                                      a { * } database.
------------------------------------------------------------------------------------------------------------------------------------
274 Technology/Process Transition                     All New Technology should be tested on a LAB      { * }
                                                      SYSTEM prior to a production host or
                                                      application. When New Technology (new version
                                                      of { * }) are introduced to the operations
                                                      environment the Production Support group is
                                                      responsible to document the change via e-mail
                                                      ({ * }). The New Technology should be
                                                      implemented with a change activity in { * }.
                                                      If the New Technology is successful the
                                                      activity in { * } is closed. If not, the
                                                      activity is written up in turnover via ({ * }).
                                                      Management is notified via ({ * }) and may
                                                      be flagged ({ * }) for all of operations to
                                                      view. New Technologies/ Processes are listed
                                                      on the WEBBROWSER and or a MICROSOFT PROJECT,
                                                      this is available to all IBM personnel.
------------------------------------------------------------------------------------------------------------------------------------
S33 Customer Support                                  Liaison between the IPS Organization and its
                                                      customers regarding to any Service Delivery
                                                      issues.
------------------------------------------------------------------------------------------------------------------------------------
275 Customer Support Request          34              The process of receiving, tracking and            { * }
Handling                                              following through closure the internal and
                                                      external customer requests into the Customer
                                                      Support Organization. The request is received
                                                      by the Customer Support Exec (CSE) via either
                                                      an { * }. A determination is then made by the
                                                      CSE as to if the request falls within the
                                                      scope
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                                             of the Information Processing Systems and Services (IPSS) organization. If not, the requester is informed { * }. If so, the request is { * } into a { * }
                                             database for { * }. The CSE then invokes the appropriate resources within the
                                             IPSS organization to ensure the appropriate resolution / implementation steps are developed. The resolution or implementation steps are then fed back to the customer. The request is then marked closed in the database once it has been satisfied.
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276 Report / Measurement         19,47,51    The gathering of supporting data, inputting into a report format and the         { * }
Generation                                   distribution of { * } reports to customers as required.  A mutually agreed to set of reports and measurements are provided to our customers by the Customer
                                             Support Exec (CSE) on mutually agreed to frequencies.  The underlying data for these reports / measurements are obtained from multiple sources such as { * }
                                             job output, { * } Tickets, { * }  This data is then compiled, analyzed and formatted, using such tools { * }, into the appropriate Report / Measurement format.  Finally, the finished Reports / Measurements are distributed to the customer via e-mail (Lotus Notes) or in hard copy format, as required.
------------------------------------------------------------------------------------------------------------------------------------
277 RCA Review / Distribution    51          Obtaining RCA's from the owning group(s), reviewing for input and accuracy and   { * }
                                             distributing as appropriate.  For IBM caused event(s) that occur in the Data
                                             Center, resulting in significant (wide-spread) customer impact, a formal Root
                                             Cause Analysis (RCA) or Postmortem is published by the Customer Support Exec
                                             (CSE).  The initial RCA is created by operations in { * }.  The CSE reviews the RCA for { * }, obtains { * }, if required, and ensures that the proper
                                             { * } and { * } have been identified and assigned.  The RCA is then distributed to the customer via e-mail (Lotus Notes).
------------------------------------------------------------------------------------------------------------------------------------
278 Dean Witter Critical         51          This process has been combined with Report/ Measurement Generation process       { * }
Incidents                                    above.
------------------------------------------------------------------------------------------------------------------------------------
279 Meeting Chairing /           51          Hosting / Participating in defined customer and internal meetings,               { * }
Participation                                producing/distributing minutes as is appropriate. The Customer Support Exec
                                             (CSE) chairs regularly scheduled customer status meetings, producing minutes where required. These minutes are distributed via e-mail (Lotus Notes) and are retained either in Lotus Notes or on the department LAN drive.  The CSE also chairs both customer and internal "as required" planning and working meetings.  The CSE participates in various regularly scheduled internal meetings, such as { * }.  All of these meetings are either attended in person, via the telephone or using a conference bridge.
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S34 Production Control                       Maintaining local data center documentation in support of the production control service.
------------------------------------------------------------------------------------------------------------------------------------
280 Data Center Documentation                The process of receiving, tracking and following through closure the internal    { * }
                                             and external documentation update requests into the Customer Support
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                                                      Organization. The request is received via
                                                      the Production Support Dallas Lotus Notes
                                                      ID. A determination is then made as to if
                                                      the request falls within the scope of the
                                                      Customer Support department. If not, the
                                                      requester is informed and the process ends.
                                                      If so, the request is logged into an e-mail
                                                      database { * } for tracking purposes. The
                                                      master copy of the document is then updated
                                                      on VM, using { * }. Once the document has
                                                      been updated, it is sent to { * } for
                                                      approval. Once approval has been received,
                                                      the new version of the document is loaded
                                                      to { * }, and distributed and necessary.
                                                      The request is then marked closed in the
                                                      database once it has been satisfied.
------------------------------------------------------------------------------------------------------------------------------------
S35 Tape Management                                   Maintaining local data center documentation
                                                      in support of the tape management service.
------------------------------------------------------------------------------------------------------------------------------------
281 Data Center Documentation                         The process of receiving, tracking and            { * }
                                                      following through closure the internal and
                                                      external documentation update requests into
                                                      the Customer Support Organization. The
                                                      request is received via the Production
                                                      Support Dallas mailbox Lotus Notes ID. A
                                                      determination is then made as to if the
                                                      request falls within the scope of the
                                                      Customer Support department. If not, the
                                                      requester is informed and the process ends.
                                                      If so, the request is logged into an e-mail
                                                      { * } for tracking purposes. The master
                                                      copy of the document is then updated on VM,
                                                      using Once the document has been updated,
                                                      it is sent to { * } for approval. Once
                                                      approval has been received, the new version
                                                      of the document is loaded to { * }, and
                                                      distributed and necessary. The request is
                                                      then marked closed in the database once it
                                                      has been satisfied.
------------------------------------------------------------------------------------------------------------------------------------
S36 Dedicated Processing                              Maintaining local data center documentation
                                                      in support of the dedicated process
                                                      service.
------------------------------------------------------------------------------------------------------------------------------------
282 Data Center Documentation                         The process of receiving, tracking and            { * }
                                                      following through closure the internal and
                                                      external documentation update requests into
                                                      the Customer Support Organization. The
                                                      request is received via the Production
                                                      Support Dallas Lotus Notes ID. A
                                                      determination is then made as to if the
                                                      request falls within the scope of the
                                                      Customer Support department. If not, the
                                                      requester is informed and the process ends.
                                                      If so, the request is logged into a e-mail
                                                      database { * } for tracking purposes. The
                                                      master copy of the document is then updated
                                                      on VM, using { * }. Once the document has
                                                      been updated, it is sent to { * } for
                                                      approval. Once approval has been received,
                                                      the new version of the document is loaded
                                                      to { * }, and distributed and necessary.
                                                      The request is then marked closed in the
                                                      database once it has been satisfied.
------------------------------------------------------------------------------------------------------------------------------------
283 DR Support For Dedicated                          The Contingency Support Exec (CSE) will            { * } Contingency Requests
Processing                                            provide planning, documentation,                   { * }, Lotus Freelance,
                                                      coordination and test support. Each                { * }, MS Word
                                                      customer has a different level of support
                                                      depending on the provisions that was
                                                      agreed to in their dedicated
                                                      processor contract. The CSE will
                                                      coordinate with the IBM support groups the
                                                      creation of
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                                            the recovery plans for the host platform, tape
                                            shipment and IBM network attachments to the
                                            customer host, as well work with the customer
                                            support group with the application data recovery
                                            plans. The CSE will { * }, will { * } and provide
                                            them to the customer via e-mail, fax or mail. All
                                            new customer projects, test schedules and results
                                            are located in a e-mail database { * }.
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S37 Contingency                             Local Data Center support of the overall IPS
                                            Contingency Service owned by the CPADMIN group
----------------------------------------------------------------------------------------------------------------------------------
284 Local Contingency Support   85,86,89    The local coordination of all internal contingency      { * } Contingency Requests { * }
                                            tests in conjunction with the CPADMIN group. The
                                            request are received by the Contingency Support Exec
                                            (CSE) via e-mail and meetings. The local contingency
                                            coordinator will the ensure all sync day processing
                                            is scheduled to create the tape pullist used for
                                            shipping of the contingency files to appropriate
                                            contingency site. The coordinator will also ensure
                                            that production services has all the needed
                                            documentation for the contingency test. The local
                                            coordinator will then report through e-mail,
                                            telephone or meeting all completed tasks and problems
                                            to CPADMIN.
-------------------------------------------------------------------------------------------------------------------------

Schedule O to Services Agreement                           MSDW/IBM Confidential
                                      O-41                  Final Execution Copy